                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: 7/1/08 - 12/31/08




ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 Message from the President
                 and
                 Annual Report
                 December 31, 2008

                 NOT A PART OF THE ANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


In 2008, U.S. Treasury securities and other high-quality bonds generally advanced, whereas stocks and riskier fixed-income asset classes experienced substantial declines. Many investors wonder what caused the decline in the stock market and what they can do to protect their investments against future shocks. Of course, in down markets just as in up markets, past performance is no guarantee of future results.

The nation's economic leaders have told us that much of the blame can be attributed to lax lending practices. When interest rates rose, an increasing number of homeowners found themselves unable to meet rising mortgage costs. By the time problems began to surface, many subprime mortgages had been securitized and sold to financial institutions around the world. As default rates rose, several of these institutions were forced to sell assets to cover redemptions and meet capital requirements. Amid massive deleveraging, financial institutions looked for ways to shore up capital and maintain liquidity. Unfortunately, few were to be found.

In the spring of 2008, Bear Stearns was taken over by JPMorgan Chase. As the year progressed, several banks were seized by federal regulators, some were acquired by stronger banks, and at least two leading investment banks applied for commercial bank status. In early September, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac under conservatorship. In mid-September, Lehman Brothers filed for bankruptcy and insurer American International Group received a major capital infusion from the Federal Reserve Bank of New York.

As turmoil in the financial markets continued, consumer confidence in the economy weakened and the stock market faced its largest decline since the 1930s. In the fixed-income markets, investors shied away from riskier assets and sought U.S. Treasury securities. High-grade corporate bonds advanced, but riskier assets--including high-yield bonds, convertible bonds, and bank loans--were generally weak.

In a collective effort, the Federal Reserve, the U.S. Treasury, Congress and President Bush all worked together to help increase liquidity, restore investor confidence and stabilize the markets. The $700 billion Troubled Assets Relief Program (TARP) received the most publicity, but several other initiatives helped make it easier for banks to borrow needed funds and for corporations to continue issuing commercial paper. During 2008, the Federal Open Market Committee successively reduced the targeted federal funds rate from 4.25% to between 0% and 0.25%. Other central banks also lowered their benchmark rates, and governments in Europe, Asia and Australia announced similar measures to strengthen their financial institutions. By year-end, these steps appeared to be having the desired effect, and the stock market began to recover from its November lows.

Through it all, the portfolio managers of MainStay VP Series Fund, Inc., continued to focus on the interests of their shareholders. By applying prudent and time-tested investment techniques consistent with the objectives and investment strategies outlined in the Prospectus, our portfolio managers sought to weather market difficulties and prepare, as possible and appropriate, for what may lie ahead in 2009.

What is the wisest course when any market suffers an unusual setback? Some may be tempted to sell securities, but doing so at a market low may simply lock in a loss. At MainStay VP Series Fund, Inc., we believe that a more prudent approach is for investors to periodically assess the risks and return potential of their investments to determine whether the choices they've made accurately reflect their long-range goals. If those investments are no longer on-target, gradual movements may help minimize losses while investors adjust their asset allocations and portfolio diversification.

We encourage you to maintain a long-term perspective in the months and years ahead. And we thank you for investing with MainStay VP Series Fund, Inc.

Sincerely,

-s- Stephen P. Fisher



Stephen P. Fisher
President


                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO

                Supplement dated December 4, 2008 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP Cash Management Portfolio (the "Portfolio"), a series of the Fund. You may obtain copies of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

This Supplement supersedes certain information contained in the Supplement to the Prospectus dated November 12, 2008 regarding the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Portfolio Guarantee Program.

    At a meeting held on October 3, 2008, the Portfolio's Board of Directors approved the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. The Program, initially set to run through December 18, 2008, has been extended by the Treasury Department to run through April 30, 2009. The Treasury Department also indicated that it may, in the future, determine to extend the Program beyond April 30, 2009, but no later than through September 18, 2009.

    At a meeting held on December 3, 2008, the Board of Directors approved the Portfolio's continued participation in the extended Program through April 30, 2009.

    The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program.

    Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed.

    If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage he or she should contact the carrying firm before closing an account.

    Participation in the Program for the period of December 19, 2008 through April 30, 2009 requires a payment to the Treasury Department in the amount of 0.015% of the net asset value the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio and is in addition to amounts previously paid by the Portfolio for participation in the initial three months of the Program.

    As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                Supplement dated December 15, 2008 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

MAINSTAY VP BOND PORTFOLIO                    MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO         MAINSTAY VP MODERATE GROWTH ALLOCATION
                                              PORTFOLIO
MAINSTAY VP CONSERVATIVE ALLOCATION
  PORTFOLIO                                   MAINSTAY VP TOTAL RETURN PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO


    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

INDEX NAME CHANGE

Barclays Capital has changed the name of all the Lehman Brothers indices to Barclays Capital(1). Accordingly, with respect to the following Portfolios, all references to "Lehman Brothers" are hereby replaced with "Barclays Capital" when used with respect to such indices:

  - MainStay VP Bond Portfolio
  - MainStay VP Conservative Allocation Portfolio
  - MainStay VP Government Portfolio
  - MainStay VP Moderate Allocation Portfolio
  - MainStay VP Moderate Growth Allocation Portfolio
  - MainStay VP Total Return Portfolio

MAINSTAY VP CASH MANAGEMENT PORTFOLIO ONLY:

From time to time, New York Life Investment Management LLC, the Portfolio's Manager ("Manager") may limit expenses of the MainStay VP Cash Management Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio, or a class of the Portfolio, during periods when expenses have a significant impact on the yield of the Portfolio, or a class of the Portfolio, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in the Portfolio's prospectus. It may be revised or terminated by the Manager at any time without notice.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

1 Barclays Capital recently completed its acquisition of Lehman Brothers' North
  American Investment Banking and Capital Markets businesses, and as part of the transaction, Lehman Brothers indices have become part of Barclays Capital.



                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                 Supplement dated January 2, 2009 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

MAINSTAY VP BALANCED PORTFOLIO                       MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO                   MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO                  MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the above listed Portfolios will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group ("EIG"), to a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI will not impact the portfolio management teams or investment strategies of the Portfolios. The Portfolios' Boards of Directors (the "Board") approved the appointment of MSI as subadvisor to the Portfolios at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Portfolios as a result of this initiative.

Effective January 2, 2009

    1. All references to NYLIM as the entity responsible for the day-to-day portfolio management of the above referenced Portfolios are hereby replaced with Madison Square Investors LLC. NYLIM will remain the Portfolios' investment manager and will oversee MSI. Under the supervision of NYLIM, MSI will be responsible for the portfolio management of the Portfolios, including making the specific decisions about buying, selling and holding securities.

    2. All references to NYLIM Equity Investors or Equity Investors Group are hereby replaced with Madison Square Investors LLC.

    3. The section of the Prospectus entitled "SUBADVISORS" is amended to add a paragraph describing MSI as follows:

    Madison Square Investors LLC, 1180 Avenue of the Americas, New York, NY 10036, serves as Subadvisor to the Common Stock, Conservative Allocation, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios, and the equity portion of the Balanced Portfolio. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                       MAINSTAY VP FLOATING RATE PORTFOLIO

                Supplement dated February 13, 2009 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP Cash Management Portfolio (the "Portfolio"), a series of the Fund. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1. MAINSTAY VP CASH MANAGEMENT PORTFOLIO

At a meeting of the Board of Directors ("Board") held on February 10, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC ("New York Life Investments") and MacKay Shields LLC with respect to the Portfolio. New York Life Investments will assume responsibility for the day-to-day management of the Portfolio effective March 2, 2009.

EFFECTIVE MARCH 2, 2009

    (a) All references to MacKay Shields LLC as the entity responsible for the day-to-day portfolio management of the Portfolio are hereby replaced with New York Life Investments. New York Life Investments will be responsible for the portfolio management of the Portfolio, including making the specific decisions about buying, selling and holding securities.

    (b) The "PORTFOLIO MANAGERS" section beginning on page A-76 and the "PORTFOLIO MANAGER BIOGRAPHIES" section beginning on Page A-77 of the Prospectus are hereby revised as follows:

    CASH MANAGEMENT PORTFOLIO -- David Clement and Thomas J. Girard

    DAVID CLEMENT, CFA Mr. Clement has managed the Cash Management Portfolio since March 2009 and is a member of the fixed-income portfolio management team at New York Life Investments. As of March 2000, the fixed-income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

    THOMAS J. GIRARD Mr. Girard has managed the Cash Management Portfolio since March 2009 and the Bond Portfolio since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

2. MAINSTAY VP FLOATING RATE PORTFOLIO

    (a) The "DIVIDENDS AND DISTRIBUTIONS" section on page 82 of the Prospectus is hereby revised as follows:

    DIVIDENDS AND DISTRIBUTIONS

    The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) and the Floating Rate Portfolio will each declare a dividend of its net investment income daily and distribute such dividend monthly. Each Portfolio other than the Cash Management and Floating Rate Portfolios declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any after the utilization of any capital loss carry forwards after the end of each fiscal year. The portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avid the excise tax on income not distributed in accordance with the applicable timing requirements.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 MainStay VP Annual Report
                 December 31, 2008

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS




INDEX DEFINITIONS                       M-2
--------------------------------------------

MAINSTAY VP BALANCED PORTFOLIO          M-4
--------------------------------------------

MAINSTAY VP BOND PORTFOLIO              M-20
--------------------------------------------

MAINSTAY VP CAPITAL APPRECIATION
PORTFOLIO                               M-38
--------------------------------------------

MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-50
--------------------------------------------

MAINSTAY VP COMMON STOCK PORTFOLIO      M-62
--------------------------------------------

MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-78
--------------------------------------------

MAINSTAY VP CONVERTIBLE PORTFOLIO       M-90
--------------------------------------------

MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO                              M-104
--------------------------------------------

MAINSTAY VP FLOATING RATE PORTFOLIO    M-118
--------------------------------------------

MAINSTAY VP GOVERNMENT PORTFOLIO       M-138
--------------------------------------------

MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-152
--------------------------------------------

MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-164
--------------------------------------------

MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-186
--------------------------------------------

MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-198
--------------------------------------------

MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-212
--------------------------------------------

MAINSTAY VP MID CAP CORE PORTFOLIO     M-224
--------------------------------------------

MAINSTAY VP MID CAP GROWTH PORTFOLIO   M-240
--------------------------------------------

MAINSTAY VP MID CAP VALUE PORTFOLIO    M-254
--------------------------------------------

MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-266
--------------------------------------------

MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-278
--------------------------------------------

MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-290
--------------------------------------------

MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO                              M-308
--------------------------------------------

MAINSTAY VP TOTAL RETURN PORTFOLIO     M-322
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS          M-348
--------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                 M-377
--------------------------------------------

BOARD CONSIDERATION OF SUBADVISORY
AGREEMENTS                             M-378
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES   M-384
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-384
--------------------------------------------

DIRECTORS AND OFFICERS                 M-385
--------------------------------------------






                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-326. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Merrill Lynch Corporate & Government 1-10 Years Bond Index (40% weighted).

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

BARCLAYS GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2007, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000(R) represents approximately 92% of the U.S. market.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap(R) Index represents approximately 31% of the total market capitalization of the Russell 1000(R) companies.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively.



                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating
  expenses                                    (24.85%)      (2.68%)


                                            (After Portfolio operating expenses)

                                                                                      MERRILL LYNCH
                                                                                       CORPORATE &
                                                                                     GOVERNMENT 1-10
                           MAINSTAY VP       RUSSELL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                       BALANCED PORTFOLIO      VALUE INDEX            INDEX               INDEX
                       ------------------    --------------    ------------------    ---------------
05/02/05                      10000               10000               10000               10000
                              10581               11481               10930               10132
                              11713               13802               12413               10547
                              12042               13606               12685               11325
12/31/08                       9049                8375                9758               11790






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses            (25.04%)      (2.95%)


                                            (After Portfolio operating expenses)

                                                                                        MERRILL LYNCH
                                                                                         CORPORATE &
                                                                                       GOVERNMENT 1-10
                             MAINSTAY VP       RUSSELL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                         BALANCED PORTFOLIO      VALUE INDEX            INDEX               INDEX
                         ------------------    --------------    ------------------    ---------------
05/02/05                        10000               10000               10000               10000
                                10555               11481               10930               10132
                                11655               13802               12413               10547
                                11952               13606               12685               11325
12/31/08                         8959                8375                9758               11790






BENCHMARK PERFORMANCE                           ONE          SINCE
                                               YEAR        INCEPTION
--------------------------------------------------------------------
Russell Midcap(R) Value Index(2)              (38.44%)       (4.72%)
Balanced Composite Index(2)                   (23.08)        (0.67)
Merrill Lynch Corporate & Government
1-10 Years Bond Index(2)                        4.11          4.60
Average Lipper Variable Products Mixed-
Asset Target Allocation Growth
Portfolio(3)                                  (29.60)        (2.43)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $800.00         $3.80          $1,020.90         $4.27
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $799.00         $4.93          $1,019.70         $5.53
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   55.5
U.S. Government & Federal Agencies              20.4
Corporate Bonds                                 12.9
Short-Term Investments                           7.9
Cash and Other Assets, Less Liabilities          2.9
Yankee Bonds                                     0.3
Futures Contracts                                0.1





See Portfolio of Investments on page M-9 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Notes,
        1.25%-3.75%,
        due 10/31/10-11/15/18
    2.  Federal Home Loan Bank, 3.625%-5.375%,
        due 5/29/13-12/8/17
    3.  Federal Home Loan Mortgage Corporation,
        3.75%-5.25%, due 6/28/13-11/17/17
    4.  Federal National Mortgage Association,
        4.375%-5.375%, due 10/15/15-6/12/17
    5.  Liberty Media Corp. Entertainment Class
        A
    6.  Sempra Energy
    7.  ExxonMobil Corp.
    8.  Travelers Cos., Inc. (The)
    9.  Annaly Capital Management, Inc.
   10.  Axis Capital Holdings, Ltd.







M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA, AND THOMAS GIRARD, CPA, OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.


HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Balanced Portfolio returned -24.85% for Initial Class shares and -25.04% for Service Class shares. Over the same period, both share classes outperformed the -29.60% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the -38.44% return of the Russell Midcap(R) Value Index.(2) Both share classes underperformed the -23.08% return of the Portfolio's Balanced Composite Index(1) for the 12 months ended December 31, 2008. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S DAY-TO-DAY MANAGEMENT DURING THE REPORTING PERIOD?

Thomas Girard was added as a portfolio manager for the Portfolio on October 28, 2008. At that time, Mr. Girard assumed responsibility for the fixed-income portion of the Portfolio.

WHAT NOTABLE FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2008?

In the equity portion of the Portfolio, performance lagged the Russell Midcap(R) Value Index, partially because of a significantly overweight position in information technology, which fared poorly, and underweight positions in financials and utilities, which fared comparatively well. In the fixed-income portion of the Portfolio, a significant underweight in U.S. Treasury securities relative to the Merrill Lynch Government & Corporate 1-10 Year Bond Index (the fixed-income portion of the Portfolio's Balanced Composite Index) hurt the Portfolio's performance relative to these two indices.

IN THE EQUITY PORTION OF THE PORTFOLIO, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING 2008 AND WHICH WERE PARTICULARLY WEAK?

Although no equity sectors provided positive absolute returns in 2008, the Portfolio's stronger equity-sector contributors relative to the Russell Midcap(R) Value Index included financials, utilities and consumer discretionary. The weakest contributing equity sectors included consumer staples, information technology and industrials.

WHICH INDIVIDUAL EQUITY SECURITIES MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2008 AND WHICH DETRACTED THE MOST?

Among the Portfolio's strongest individual equity contributors were oil & gas company Hess, major drug manufacturer Schering-Plough and discount retailer Wal-Mart Stores. Wal-Mart's low-price strategy continued to attract customers, particularly as the economy weakened.

Among the Portfolio's weakest individual equity securities were oil and gas drilling and equipment company ENSCO International, global financial services firm Goldman Sachs Group and investor-owned health-services organization CIGNA. In harmony with the energy sector as a whole, ENSCO did not perform well during the second half of 2008 as oil and gas prices fell.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The Portfolio is subject to market, interest-rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of Portfolios that invest in other types of equity securities (such as Portfolios emphasizing growth stocks).

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                  mainstayinvestments.com    M-7

DID THE PORTFOLIO MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING 2008?

Significant sales included seed manufacturer Monsanto, which is highly sensitive to falling crop prices. The Portfolio also sold property and casualty insurer ACE Ltd. and regional bank Hudson City Bancorp.

IN THE EQUITY PORTION OF THE PORTFOLIO, HOW DID SECTOR WEIGHTINGS CHANGE DURING 2008?

The most significant change was a reduction in the Portfolio's exposure to materials securities. We implemented the change in anticipation of falling commodity prices. During the year, the Portfolio also reduced its exposure relative to the Russell Midcap(R) Value Index in utilities and information technology.

The largest sector increase in the equity portion of the Portfolio was in financials, although the Portfolio remained significantly underweight in that sector. Exposure to industrial and energy securities also increased relative to the Russell Midcap(R) Value Index during 2008.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio's most significantly overweight equity sectors relative to the Russell Midcap(R) Value Index were health care and industrials. Neither of these positions had a meaningful impact on performance during the year.

As of the same date, utilities and financials were the two most significantly underweight sectors relative to the Portfolio's benchmark. This positioning detracted from the Portfolio's performance, since both sectors performed relatively well.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING 2008?

The year was quite challenging for fixed-income investors, as a credit crisis overshadowed the market. Major financial institutions faced massive deleveraging, major reorganizations and, in some cases, government bailouts or bankruptcies. The Federal Open Market Committee lowered the targeted federal funds rate from 4.25% at the beginning of the year to between 0% and 0.25% at the end of 2008.

U.S. Treasury securities were far and away the best-performing fixed-income asset class. Rates on Treasurys declined dramatically while spreads(3) on most non-Treasury securities widened. Higher risk was directly related to poorer performance. Real-estate-related assets, structured products or issues that lacked the perceived support of the government suffered the most.

WITH REGARD TO THE FIXED-INCOME PORTION, HOW DID THE PORTFOLIO INVEST DURING
2008?

Until October 28, 2008, the fixed-income portion of the Portfolio continued its strategy of maintaining a duration of three to five years and a laddered maturity schedule. All bonds in the Portfolio were investment grade when purchased.

Near the end of October the Fixed Income Investment Group of New York Life Investment Management LLC assumed responsibility for the fixed-income portion of the Portfolio and Mr. Girard became a member of the portfolio management team. After that, there was considerable activity to restructure the asset mix.

In November, the Portfolio benefited from having a higher-quality corporate bias, but it was hurt by having a significant underweight relative to the Merrill Lynch Government & Corporate 1-10 Year Bond Index in U.S. Treasury securities. In December, the Portfolio suffered from its high-quality bias in the corporate sector, as spreads rebounded and tightened during the month.



3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Balanced Portfolio on this page and the preceding pages has not been audited.


M-8    MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008




                                     SHARES              VALUE
COMMON STOCKS 55.5%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 1.1%
L-3 Communications
  Holdings, Inc.                      1,462      $    107,866
Lockheed Martin Corp.                 8,364           703,245
Northrop Grumman Corp.               13,794           621,282
                                                 ------------
                                                    1,432,393
                                                 ------------

AGRICULTURE 1.4%
Altria Group, Inc.                   20,696           311,682
Bunge, Ltd.                           8,375           433,574
Lorillard, Inc.                       2,696           151,920
Philip Morris
  International, Inc.                18,948           824,427
                                                 ------------
                                                    1,721,603
                                                 ------------

AIRLINES 0.4%
Southwest Airlines Co.               61,871           533,328
                                                 ------------


AUTO PARTS & EQUIPMENT 0.0%++
Autoliv, Inc.                         1,249            26,804
                                                 ------------


BANKS 1.3%
Bank of America Corp.                12,258           172,593
BB&T Corp.                            4,879           133,977
Capital One Financial
  Corp.                              12,330           393,204
M&T Bank Corp.                        1,728            99,204
Regions Financial Corp.               4,722            37,587
State Street Corp.                    1,124            44,207
U.S. Bancorp                          1,333            33,338
Wells Fargo & Co.                    26,291           775,059
                                                 ------------
                                                    1,689,169
                                                 ------------

BEVERAGES 0.5%
Dr. Pepper Snapple Group,
  Inc. (a)                            1,078            17,518
Pepsi Bottling Group, Inc.
  (The)                              28,351           638,181
                                                 ------------
                                                      655,699
                                                 ------------

BIOTECHNOLOGY 0.7%
Amgen, Inc. (a)                      14,947           863,189
Life Technologies Corp.
  (a)                                 2,042            47,599
                                                 ------------
                                                      910,788
                                                 ------------

CHEMICALS 0.7%
CF Industries Holdings,
  Inc.                                7,180           352,969
Mosaic Co. (The)                      4,098           141,791
Sherwin-Williams Co. (The)            4,371           261,167
Terra Industries, Inc.                4,748            79,149
                                                 ------------
                                                      835,076
                                                 ------------

COMMERCIAL SERVICES 0.5%
Lender Processing
  Services, Inc.                      5,054           148,840
Moody's Corp.                        21,349           428,901
Ticketmaster (a)                      1,687            10,831
                                                 ------------
                                                      588,572
                                                 ------------

COMPUTERS 2.5%
Affiliated Computer
  Services, Inc. Class A
  (a)                                16,277           747,928
Apple, Inc. (a)                       6,261           534,376
Computer Sciences Corp.
  (a)                                 4,537           159,430
Hewlett-Packard Co.                  21,437           777,949
International Business
  Machines Corp.                      8,827           742,880
Western Digital Corp. (a)            13,568           155,354
                                                 ------------
                                                    3,117,917
                                                 ------------

COSMETICS & PERSONAL CARE 1.2%
Avon Products, Inc.                  29,272           703,406
Procter & Gamble Co. (The)           13,871           857,505
                                                 ------------
                                                    1,560,911
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES 4.2%
Ameriprise Financial,
  Inc.                                5,759           134,530
BlackRock, Inc.                       5,285           708,983
Citigroup, Inc.                      40,283           270,299
Discover Financial
  Services                           13,600           129,608
Goldman Sachs Group, Inc.
  (The)                               9,678           816,726
Invesco, Ltd.                        21,009           303,370
Janus Capital Group, Inc.               407             3,268
JPMorgan Chase & Co.                 21,702           684,264
Morgan Stanley                       29,889           479,420
NASDAQ OMX Group, Inc.
  (The) (a)                          18,270           451,452
Raymond James Financial,
  Inc.                               19,269           330,078
T. Rowe Price Group, Inc.             9,181           325,375
TD Ameritrade Holding
  Corp. (a)                          43,517           620,117
                                                 ------------
                                                    5,257,490
                                                 ------------

ELECTRIC 1.4%
Alliant Energy Corp.                 14,200           414,356
American Electric Power
  Co., Inc.                          15,022           499,932
DTE Energy Corp.                      7,616           271,663
Edison International                 17,457           560,719
                                                 ------------
                                                    1,746,670
                                                 ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
Emerson Electric Co.                 22,631           828,521
                                                 ------------


ENGINEERING & CONSTRUCTION 0.5%
Fluor Corp.                           6,999           314,045


 +  Percentages indicated are based on Portfolio net assets.
 V  Among the Portfolio's 10 largest holdings or issuers held, as of December
    31,
    2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                             M-9


                                     SHARES              VALUE
COMMON STOCKS (CONTINUED)
ENGINEERING & CONSTRUCTION (CONTINUED)
Foster Wheeler, Ltd. (a)             11,152      $    260,734
                                                 ------------
                                                      574,779
                                                 ------------

FOOD 1.8%
H.J. Heinz Co.                       22,131           832,126
Kroger Co. (The)                     21,754           574,523
Safeway, Inc.                        26,273           624,509
SUPERVALU, Inc.                      17,904           261,398
                                                 ------------
                                                    2,292,556
                                                 ------------

FOREST PRODUCTS & PAPER 0.5%
International Paper Co.              56,318           664,552
                                                 ------------

GAS 0.8%
 v  Sempra Energy                    23,269           991,957
                                                 ------------


HEALTH CARE--PRODUCTS 1.3%
DENTSPLY International,
  Inc.                                  208             5,874
Johnson & Johnson                    14,556           870,886
Medtronic, Inc.                       1,712            53,791
St. Jude Medical, Inc. (a)           22,889           754,421
                                                 ------------
                                                    1,684,972
                                                 ------------

HEALTH CARE--SERVICES 0.7%
LifePoint Hospitals, Inc.
  (a)                                 8,385           191,513
Quest Diagnostics, Inc.              10,079           523,201
WellCare Health Plans,
  Inc. (a)                            4,714            60,622
WellPoint, Inc. (a)                   3,600           151,668
                                                 ------------
                                                      927,004
                                                 ------------

HOME BUILDERS 0.9%
Lennar Corp. Class A                 44,382           384,792
NVR, Inc. (a)                           478           218,087
Pulte Homes, Inc.                    47,448           518,607
Toll Brothers, Inc. (a)                 550            11,787
                                                 ------------
                                                    1,133,273
                                                 ------------

INSURANCE 5.3%
American Financial Group,
  Inc.                                5,665           129,615
Arch Capital Group,
  Ltd.(a)                            12,728           892,233
Assurant, Inc.                       17,509           525,270
 v  Axis Capital Holdings,
  Ltd.                               31,433           915,329
Chubb Corp. (The)                    16,519           842,469
CIGNA Corp.                          43,022           724,921
MBIA, Inc. (a)                       26,306           107,065
MetLife, Inc.                        14,423           502,786
Principal Financial Group,
  Inc.                               12,147           274,158
Prudential Financial,
  Inc.                                6,125           185,342
Transatlantic Holdings,
  Inc.                                3,228           129,314
 v  Travelers Cos., Inc.
  (The)                              21,039           950,963
Unum Group                           29,942           556,921
                                                 ------------
                                                    6,736,386
                                                 ------------

IRON & STEEL 0.5%
Cliffs Natural Resources,
  Inc.                                3,760            96,294
Reliance Steel & Aluminum
  Co.                                14,430           287,734
United States Steel Corp.             8,132           302,510
                                                 ------------
                                                      686,538
                                                 ------------

LODGING 0.0%++
MGM Mirage (a)                        2,955            40,661
                                                 ------------

MACHINERY--CONSTRUCTION & MINING 0.5%
Caterpillar, Inc.                    14,984           669,335
                                                 ------------

MACHINERY--DIVERSIFIED 0.8%
AGCO Corp. (a)                        1,592            37,555
Cummins, Inc.                        29,927           799,949
Flowserve Corp.                       3,179           163,718
                                                 ------------
                                                    1,001,222
                                                 ------------

MEDIA 3.2%
Apollo Group, Inc. Class A
  (a)                                   290            22,220
CBS Corp. Class B                    25,383           207,887
Comcast Corp. Class A                52,788           891,061
Dish Network Corp. Class A
  (a)                                23,722           263,077
 v  Liberty Media Corp.
  Entertainment Class A
  (a)                                56,992           996,220
Time Warner, Inc.                    81,706           821,962
Walt Disney Co. (The)                34,639           785,959
                                                 ------------
                                                    3,988,386
                                                 ------------

METAL FABRICATE & HARDWARE 0.1%
Precision Castparts Corp.             2,768           164,641
                                                 ------------


MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                  9,718           237,508
                                                 ------------


MISCELLANEOUS--MANUFACTURING 2.6%
Cooper Industries, Ltd.
  Class A                             4,850           141,766
Dover Corp.                           3,028            99,682
Eaton Corp.                          16,060           798,343
General Electric Co.                 45,884           743,321
Honeywell International,
  Inc.                                9,369           307,584
ITT Corp.                             2,701           124,219
John Bean Technologies
  Corp.                              11,573            94,551
Parker Hannifin Corp.                20,636           877,855
Tyco International, Ltd.              3,445            74,412
                                                 ------------
                                                    3,261,733
                                                 ------------



M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES              VALUE
COMMON STOCKS (CONTINUED)
OIL & GAS 4.2%
Chevron Corp.                        12,000      $    887,640
Cimarex Energy Co.                    9,764           261,480
ConocoPhillips                       17,209           891,426
ENSCO International, Inc.            18,030           511,872
 v  ExxonMobil Corp.                 12,078           964,187
Marathon Oil Corp.                    1,448            39,617
Murphy Oil Corp.                     12,655           561,249
Noble Corp.                          17,038           376,369
Occidental Petroleum
  Corp.                              13,608           816,344
                                                 ------------
                                                    5,310,184
                                                 ------------


PACKAGING & CONTAINERS 0.1%
Crown Holdings, Inc. (a)              8,333           159,994
                                                 ------------

PHARMACEUTICALS 2.9%
AmerisourceBergen Corp.              19,829           707,102
Forest Laboratories, Inc.
  (a)                                35,302           899,142
Herbalife, Ltd.                      10,967           237,765
Omnicare, Inc.                       16,633           461,732
Pfizer, Inc.                         35,876           635,364
Schering-Plough Corp.                40,800           694,824
Watson Pharmaceuticals,
  Inc. (a)                              877            23,302
                                                 ------------
                                                    3,659,231
                                                 ------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
 v  Annaly Capital
  Management, Inc.                   59,342           941,758
Public Storage                       11,325           900,337
Vornado Realty Trust                  4,999           301,690
                                                 ------------
                                                    2,143,785
                                                 ------------

RETAIL 2.4%
AutoZone, Inc. (a)                    3,976           554,533
Big Lots, Inc. (a)                   27,777           402,489
Gap, Inc. (The)                      14,053           188,170
Polo Ralph Lauren Corp.               5,707           259,155
Ross Stores, Inc.                    14,391           427,844
TJX Cos., Inc.                        7,089           145,821
Wal-Mart Stores, Inc.                16,040           899,202
Yum! Brands, Inc.                     6,517           205,285
                                                 ------------
                                                    3,082,499
                                                 ------------

SAVINGS & LOANS 0.2%
Hudson City Bancorp, Inc.            13,110           209,236
                                                 ------------


SEMICONDUCTORS 1.4%
Broadcom Corp. Class A (a)           30,847           523,473
Intel Corp.                          50,354           738,190
LSI Corp. (a)                       163,751           538,741
                                                 ------------
                                                    1,800,404
                                                 ------------

SOFTWARE 1.7%
Activision Blizzard, Inc.
  (a)                                73,043           631,091
Microsoft Corp.                      36,749           714,401
Oracle Corp. (a)                     44,866           795,474
                                                 ------------
                                                    2,140,966
                                                 ------------

TELECOMMUNICATIONS 3.2%
American Tower Corp. Class
  A (a)                              10,542           309,091
AT&T, Inc.                           23,112           658,692
CenturyTel, Inc.                     25,469           696,068
Cisco Systems, Inc. (a)              46,179           752,718
Juniper Networks, Inc. (a)            8,496           148,765
Level 3 Communications,
  Inc. (a)                           15,877            11,114
NII Holdings, Inc. (a)               16,647           302,642
PG&E Corp.                           13,957           540,276
Verizon Communications,
  Inc.                               16,800           569,520
                                                 ------------
                                                    3,988,886
                                                 ------------

TOYS, GAMES & HOBBIES 0.6%
Hasbro, Inc.                         26,334           768,163
Mattel, Inc.                            257             4,112
                                                 ------------
                                                      772,275
                                                 ------------

TRANSPORTATION 0.8%
CSX Corp.                            15,130           491,271
Union Pacific Corp.                  10,876           519,873
                                                 ------------
                                                    1,011,144
                                                 ------------
Total Common Stocks
  (Cost $98,974,669)                               70,239,048
                                                 ------------



                                  PRINCIPAL
                                     AMOUNT
LONG-TERM BONDS 33.6%
CORPORATE BONDS 12.9%
--------------------------------------------------------------

AEROSPACE & DEFENSE 1.2%
Boeing Co.
  5.125%, due 2/15/13            $  500,000           499,515
General Dynamics Corp.
  5.375%, due 8/15/15               500,000           520,817
United Technologies Corp.
  6.10%, due 5/15/12                500,000           531,860
                                                 ------------
                                                    1,552,192
                                                 ------------

AUTO PARTS & EQUIPMENT 0.2%
Johnson Controls, Inc.
  5.25%, due 1/15/11                250,000           229,736
                                                 ------------

BANKS 1.2%
Bank of America Corp.
  7.75%, due 8/15/15                650,000           664,730
Bankers Trust Corp.
  7.50%, due 11/15/15               247,000           244,161


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-11

                                  PRINCIPAL
                                     AMOUNT              VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
SunTrust Banks, Inc.
  7.75%, due 5/1/10              $  500,000      $    506,050
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                 100,000           103,654
                                                 ------------
                                                    1,518,595
                                                 ------------

BEVERAGES 0.6%
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11                250,000           249,808
PepsiCo., Inc.
  5.15%, due 5/15/12                500,000           516,179
                                                 ------------
                                                      765,987
                                                 ------------

CHEMICALS 0.4%
Praxair, Inc.
  6.375%, due 4/1/12                500,000           524,521
                                                 ------------


COMPUTERS 0.2%
Hewlett-Packard Co.
  5.40%, due 3/1/17                 200,000           200,377
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES 3.4%
American Express Co.
  5.50%, due 9/12/16                400,000           367,024
Bear Stearns Cos., Inc.
  (The)
  5.70%, due 11/15/14               412,000           402,237
Citigroup, Inc.
  6.50%, due 1/18/11                500,000           502,194
General Electric Capital
  Corp.
  6.875%, due 11/15/10              500,000           525,320
Goldman Sachs Group, Inc.
  (The)
  6.875%, due 1/15/11               300,000           302,192
HSBC Finance Corp.
  7.00%, due 5/15/12                500,000           500,759
John Deere Capital Corp.
  7.00%, due 3/15/12                450,000           466,709
JPMorgan Chase & Co.
  6.625%, due 3/15/12               350,000           358,539
MBNA Corp.
  7.50%, due 3/15/12                700,000           720,527
Morgan Stanley
  8.00%, due 6/15/10                200,000           200,727
                                                 ------------
                                                    4,346,228
                                                 ------------

ELECTRIC 0.4%
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                 500,000           523,479
                                                 ------------

FOOD 0.2%
Campbell Soup Co.
  6.75%, due 2/15/11                250,000           264,027
                                                 ------------


HEALTH CARE--SERVICES 0.5%
CIT Group, Inc.
  5.40%, due 3/7/13                 800,000           604,182
                                                 ------------

HOUSEHOLD PRODUCTS & WARES 0.4%
Kimberly-Clark Corp.
  5.00%, due 8/15/13                500,000           513,417
                                                 ------------

MACHINERY--CONSTRUCTION & MINING 0.3%
Caterpillar, Inc.
  6.55%, due 5/1/11                 400,000           407,014
                                                 ------------


MEDIA 0.6%
Comcast Corp.
  5.70%, due 5/15/18                250,000           234,452
Time Warner Cable, Inc.
  6.75%, due 7/1/18                 250,000           240,701
Walt Disney Co. (The)
  6.375%, due 3/1/12                300,000           319,646
                                                 ------------
                                                      794,799
                                                 ------------

OFFICE & BUSINESS EQUIPMENT 0.3%
Pitney Bowes, Inc.
  4.875%, due 8/15/14               250,000           231,277
  5.60%, due 3/15/18                150,000           148,713
                                                 ------------
                                                      379,990
                                                 ------------

OIL & GAS 0.4%
ConocoPhillips
  8.75%, due 5/25/10                500,000           526,967
                                                 ------------


PHARMACEUTICALS 1.3%
Eli Lilly & Co.
  6.00%, due 3/15/12                500,000           532,339
Merck & Co., Inc.
  4.375%, due 2/15/13               500,000           517,608
Wyeth
  6.95%, due 3/15/11                500,000           520,692
                                                 ------------
                                                    1,570,639
                                                 ------------

RETAIL 0.6%
Home Depot, Inc.
  5.25%, due 12/16/13               250,000           233,449
Wal-Mart Stores, Inc.
  7.25%, due 6/1/13                 500,000           563,025
                                                 ------------
                                                      796,474
                                                 ------------



M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT              VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS 0.7%
AT&T Corp.
  7.30%, due 11/15/11            $  300,000      $    311,690
Verizon Global Funding
  Corp.
  7.25%, due 12/1/10                500,000           524,180
                                                 ------------
                                                      835,870
                                                 ------------
Total Corporate Bonds
  (Cost $16,604,350)                               16,354,494
                                                 ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 20.4%
--------------------------------------------------------------

 v  FEDERAL HOME LOAN BANK
  2.2%
  3.625%, due 5/29/13               400,000           419,282
  4.75%, due 12/16/16               400,000           446,830
  5.00%, due 11/17/17               500,000           573,249
  5.00%, due 12/8/17                750,000           860,476
  5.375%, due 5/18/16               400,000           457,365
                                                 ------------
                                                    2,757,202
                                                 ------------

 v  FEDERAL HOME LOAN MORTGAGE CORPORATION 1.6%
  3.75%, due 6/28/13                400,000           425,961
  5.00%, due 4/18/17                350,000           400,138
  5.125%, due 10/18/16              350,000           397,183
  5.125%, due 11/17/17              350,000           405,529
  5.25%, due 4/18/16                350,000           398,547
                                                 ------------
                                                    2,027,358
                                                 ------------
v  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.5%
  4.375%, due 10/15/15              350,000           383,996
  5.00%, due 2/13/17                350,000           397,071
  5.00%, due 5/11/17                350,000           399,077
  5.25%, due 9/15/16                300,000           345,116
  5.375%, due 6/12/17               350,000           408,911
                                                 ------------
                                                    1,934,171
                                                 ------------

v  UNITED STATES TREASURY NOTES 15.1%
  1.25%, due 11/30/10             3,650,000         3,689,201
  1.50%, due 10/31/10             2,315,000         2,349,545
  2.00%, due 11/30/13             6,527,000         6,696,297
  2.75%, due 10/31/13             2,545,000         2,705,653
  3.75%, due 11/15/18             3,240,000         3,667,777
                                                 ------------
                                                   19,108,473
                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $24,880,682)                               25,827,204
                                                 ------------

YANKEE BONDS 0.3% (B)
--------------------------------------------------------------

TELECOMMUNICATIONS 0.3%
Deutsche Telekom
  International Finance
  B.V.
  6.75%, due 8/20/18                250,000           253,502
Vodafone Group PLC
  5.625%, due 2/27/17               200,000           188,450
                                                 ------------
Total Yankee Bonds
  (Cost $451,621)                                     441,952
                                                 ------------
Total Long-Term Bonds
  (Cost $41,936,653)                               42,623,650
                                                 ------------


SHORT-TERM INVESTMENTS 7.9%
--------------------------------------------------------------


COMMERCIAL PAPER 1.5%
Stanley Works (The)
  1.00%, due 1/2/09 (c)(d)        1,934,997         1,934,997
                                                 ------------
Total Commercial Paper
  (Cost $1,934,997)                                 1,934,997
                                                 ------------


REPURCHASE AGREEMENT 0.8%
State Street Bank and
  Trust Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $950,668 (Collateralized
  by a United States
  Treasury Bill with a
  zero coupon rate and a
  maturity date of
  2/12/09, with a
  Principal Amount of
  $975,000 and a Market
  Value of $975,000)                950,667           950,667
                                                 ------------
Total Repurchase Agreement
  (Cost $950,667)                                     950,667
                                                 ------------


U.S. GOVERNMENT 5.6%
United States Treasury
  Bills
  0.005%, due 1/8/09 (d)          2,600,000         2,599,998
  0.028%, due 1/29/09
  (d)(e)                          3,400,000         3,399,925
  0.109%, due 4/9/09 (d)          1,100,000         1,099,674
                                                 ------------
Total U.S. Government
  (Cost $7,094,078)                                 7,099,597
                                                 ------------
Total Short-Term
  Investments
  (Cost $9,979,742)                                 9,985,261
                                                 ------------
Total Investments
  (Cost $150,891,064) (g)              97.0%      122,847,959
Cash and Other Assets,
  Less Liabilities                      3.0         3,757,815
                                      -----      ------------
Net Assets                            100.0%     $126,605,774
                                      =====      ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-13

                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (F)
FUTURES CONTRACTS 0.1%
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini March 2009              156           $91,344
                                             -------
Total Futures Contracts
  (Settlement Value
  $7,020,780)                                $91,344
                                             =======





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Interest rate presented is yield to
     maturity.
(e)  Segregated, or partially segregated as
     collateral for futures contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31,
     2008.
(g)  At December 31, 2008, cost is
     $151,415,866 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation      $  2,741,196
Gross unrealized depreciation       (31,309,103)
                                   ------------
Net unrealized depreciation        $(28,567,907)
                                   ============





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                          INVESTMENTS IN   OTHER FINANCIAL
VALUATION INPUTS              SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices      $ 70,239,048           $91,344
Level 2--Other
 Significant Observable
 Inputs                       52,608,911                --
Level 3--Significant
 Unobservable Inputs                  --                --
                            ------------           -------
Total                       $122,847,959           $91,344
                            ============           =======





(a)  Other financial instruments include
     futures.




At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $150,891,064)     $122,847,959
Receivables:
  Investment securities sold            4,417,041
  Dividends and interest                  504,480
  Variation margin on futures
     contracts                             92,290
  Fund shares sold                         20,288
Other assets                                  454
                                     ------------
     Total assets                     127,882,512
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       1,093,543
  Manager (See Note 3)                     83,460
  Professional fees                        30,011
  Shareholder communication                26,270
  NYLIFE Distributors (See Note 3)         26,254
  Custodian                                 9,467
  Fund shares redeemed                      3,720
  Directors                                   567
Accrued expenses                            3,446
                                     ------------
     Total liabilities                  1,276,738
                                     ------------
Net assets                           $126,605,774
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    156,049
Additional paid-in capital            168,668,315
                                     ------------
                                      168,824,364
Accumulated undistributed net
  investment income                     3,699,291
Accumulated net realized loss on
  investments and futures
  transactions                        (17,966,120)
Net unrealized depreciation on
  investments and futures contracts   (27,951,761)
                                     ------------
Net assets                           $126,605,774
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  7,231,581
                                     ============
Shares of capital stock outstanding       887,242
                                     ============
Net asset value per share
  outstanding                        $       8.15
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $119,374,193
                                     ============
Shares of capital stock outstanding    14,717,623
                                     ============
Net asset value per share
  outstanding                        $       8.11
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $  3,428,967
  Dividends (a)                          2,046,169
  Income from securities
     loaned--net                            49,996
                                      ------------
     Total income                        5,525,132
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,268,809
  Distribution and service--Service
     Class
     (See Note 3)                          400,560
  Professional fees                         57,684
  Shareholder communication                 33,720
  Custodian                                 27,101
  Directors                                  6,991
  Miscellaneous                             11,208
                                      ------------
     Total expenses                      1,806,073
                                      ------------
Net investment income                    3,719,059
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                (17,964,263)
  Futures transactions                     229,387
                                      ------------
Net realized loss on investments
  and futures transactions             (17,734,876)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (32,889,242)
  Futures contracts                         95,772
                                      ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (32,793,470)
                                      ------------
Net realized and unrealized loss on
  investments                          (50,528,346)
                                      ------------
Net decrease in net assets
  resulting from operations           $(46,809,287)
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $23.




M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  3,719,059   $  4,203,698
 Net realized gain (loss) on
  investments and futures
  transactions                  (17,734,876)     7,768,530
 Net change in unrealized
  appreciation on investments
  and futures contracts         (32,793,470)    (7,341,275)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (46,809,287)     4,630,953
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --       (220,096)
    Service Class                        --     (3,941,686)
                               ---------------------------
                                         --     (4,161,782)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                   (27,301)      (354,395)
    Service Class                  (469,960)    (7,114,528)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                     (497,261)   (11,630,705)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         11,170,126     48,016,557
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 497,261     11,630,705
 Cost of shares redeemed        (44,308,680)   (35,246,429)
                               ---------------------------
 Increase (decrease) in net
  assets derived from capital
  share transactions            (32,641,293)    24,400,833
                               ---------------------------
 Net increase (decrease) in
  net assets                    (79,947,841)    17,401,081

NET ASSETS:
Beginning of year               206,553,615    189,152,534
                               ---------------------------
End of year                    $126,605,774   $206,553,615
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  3,699,291   $     25,373
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                                 --------------------------------------------
                                                                    MAY 2,
                                                                    2005**
                                                                    THROUGH
                                    YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                 --------------------------------------------

                                   2008      2007       2006         2005

Net asset value at beginning of
  year                           $ 10.89    $11.25    $ 10.46       $10.00
                                 -------    ------    -------       ------
Net investment income               0.25      0.27 (a)   0.22         0.11
Net realized and unrealized
  gain (loss) on investments       (2.96)     0.05       0.90         0.47
                                 -------    ------    -------       ------
Total from investment
  operations                       (2.71)     0.32       1.12         0.58
                                 -------    ------    -------       ------
Less dividends and
  distributions:
  From net investment income          --     (0.26)     (0.22)       (0.08)
  From net realized gain on
     investments                   (0.03)    (0.42)     (0.11)       (0.04)
                                 -------    ------    -------       ------
Total dividends and
  distributions                    (0.03)    (0.68)     (0.33)       (0.12)
                                 -------    ------    -------       ------
Net asset value at end of year   $  8.15    $10.89    $ 11.25       $10.46
                                 =======    ======    =======       ======
Total investment return           (24.85%)    2.80%     10.70%        5.81%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.44%     2.31%      2.26%        2.05%++
  Net expenses                      0.83%     0.82%      0.85%        1.00%++
Portfolio turnover rate               92%       83%        45%          76%
Net assets at end of year (in
  000's)                         $ 7,232    $9,932    $13,577       $9,707




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.





M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             SERVICE CLASS
         ------------------------------------------------------------------------------------
                                                                                    MAY 2,
                                                                                    2005**
                                                                                    THROUGH
                                YEAR ENDED DECEMBER 31,                          DECEMBER 31,
         ------------------------------------------------------------------------------------

                 2008                    2007                    2006                2005
               $  10.86                $  11.22                $  10.44            $  10.00
               --------                --------                --------            --------
                   0.24                    0.24 (a)                0.20                0.08
                  (2.96)                   0.05                    0.89                0.48
               --------                --------                --------            --------
                  (2.72)                   0.29                    1.09                0.56
               --------                --------                --------            --------

                     --                   (0.23)                  (0.20)              (0.08)
                  (0.03)                  (0.42)                  (0.11)              (0.04)
               --------                --------                --------            --------
                  (0.03)                  (0.65)                  (0.31)              (0.12)
               --------                --------                --------            --------
               $   8.11                $  10.86                $  11.22            $  10.44
               ========                ========                ========            ========
                 (25.04%)                  2.55%                  10.42%               5.55%(b)

                   2.18%                   2.09%                   2.01%               1.80%++
                   1.08%                   1.07%                   1.10%               1.25%++
                     92%                     83%                     45%                 76%
               $119,374                $196,622                $175,576            $105,420




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-19

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             3.72%         4.20%         5.21%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       BARCLAY'S CAPITAL
                             MAINSTAY VP     GOVERNMENT MASTER      AGGREGATE BOND
                           BOND PORTFOLIO          INDEX                INDEX
                           --------------    -----------------    -----------------
12/31/98                        10000              10000                10000
                                 9847               9795                 9918
                                10814              10965                11071
                                11816              11888                12006
                                12937              13190                13237
                                13522              13789                13780
                                14075              14361                14378
                                14382              14723                14727
                                15037              15286                15365
                                16017              16397                16436
12/31/08                        16614              17209                17297








SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             3.47%         3.94%         4.94%



(After Portfolio operating expenses)




                                             MERRILL LYNCH
                                              CORPORATE &       BARCLAY'S CAPITAL
                           MAINSTAY VP     GOVERNMENT MASTER      AGGREGATE BOND
                         BOND PORTFOLIO          INDEX                INDEX
                         --------------    -----------------    -----------------
12/31/98                      10000              10000                10000
                               9822               9795                 9918
                              10759              10965                11071
                              11727              11888                12006
                              12807              13190                13237
                              13354              13789                13780
                              13865              14361                14378
                              14128              14723                14727
                              14734              15286                15365
                              15655              16397                16436
12/31/08                      16198              17209                17297









BENCHMARK PERFORMANCE                           ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond
Index(4)                                        5.24%        4.65%         5.63%
Merrill Lynch Corporate & Government
Master Index(4)                                 4.95         4.53          5.58
Average Lipper Variable Products
Corporate Debt Funds A Rated
Portfolio(5)                                   (5.23)        1.84          3.86



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.18% and 5.20% for Initial Class shares and 3.93% and 4.94% for Service Class shares for the five-year and ten-year periods, respectively.

3. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Corporate Debt Funds A Rated Portfolio is representative of portfolios that invest primarily in corporate debt issues rated "A" or better or government issues. Lipper Inc. is an independent monitor of fund performance.




M-20    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,032.70        $2.91          $1,022.30         $2.90
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,031.40        $4.19          $1,021.00         $4.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-21

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              68.4
Corporate Bonds                                 18.8
Short-Term Investments                           5.3
Asset-Backed Securities                          4.4
Mortgage-Backed Securities                       3.8
Yankee Bonds                                     3.1
Medium Term Notes                                0.5
Liabilities in Excess of Cash and Other
  Assets                                        (4.3)





See Portfolio of Investments on page M-25 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.50%-7.00%, due 7/1/17-1/13/39
    2.  United States Treasury Notes,
        1.50%-4.875%,
        due 6/30/10-11/15/18
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-7.00%,
        due 7/15/31-1/21/39
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-7.50%, due 11/1/09-1/13/39
    5.  Federal National Mortgage Association,
        3.00%-5.50%,
        due 7/12/10-10/15/13
    6.  United States Treasury Bonds,
        4.375%-8.125%,
        due 8/15/19-2/15/38
    7.  Federal Home Loan Mortgage Corporation,
        3.75%-5.50%,
        due 10/18/10-7/18/16
    8.  Bear Stearns Commercial Mortgage
        Securities, 5.456%-5.793%, due
        9/11/38-9/11/42
    9.  General Electric Capital Corp.,
        5.625%-6.00%,
        due 6/15/12-1/14/38
   10.  JP Morgan Chase Commercial Mortgage
        Securities Corp., 5.747%-5.99%, due
        2/12/49-2/15/51







M-22    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD, DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Bond Portfolio returned 3.72% for Initial Class shares and 3.47% for Service Class shares. Both share classes outperformed the -5.23% return of the average Lipper(1) Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index(1) for the 12 months ended December 31, 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers(R) Aggregate Bond Index) is the Portfolio's broad-based securities market index.

WHAT FACTORS AFFECTED THE BOND MARKETS IN 2008?

During 2008, a credit crisis brought on in part by a severe housing market correction led to significant write-downs for financial institutions. Some of these entities failed, which led to arranged mergers, massive deleveraging and, in some cases, bankruptcy. Keeping the banking system from collapse required previously unimaginable forms of government intervention. Bailouts of specific institutions, funding support for different types of assets, and massive injections of liquidity helped maintain order in the financial markets.

Aggressive easing by the Federal Open Market Committee (FOMC) was unable to prevent the U.S. economy from contracting significantly during the last half of the year. As the credit crisis expanded, the global economy continued to slow, exerting more pressure on consumers, businesses and financial markets.

In the fixed-income markets, U.S. Treasurys were the best-performing asset class. Rates on Treasury securities declined dramatically throughout the year, while spreads(2) on all types of non-Treasury securities widened--in many cases, to all-time highs. Generally speaking, the riskier the asset, the worse it tended to perform. Real-estate-linked assets, structured products, and debt that lacked the perceived support of the U.S. government suffered the most as liquidity dried up.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Portfolio's underperformance relative to the Barclays Capital U.S. Aggregate Bond Index resulted mostly from certain nonagency and mortgage-related asset-backed securities that came under extreme pressure during the housing-market adjustment. These holdings represented overweight positions relative to the benchmark, and when liquidity dried up, the Portfolio was forced to hold these securities.

Relative to its Lipper peers, the Portfolio performed well because of our decision early in the year to begin to reduce non-Treasury exposure and increase Treasury and other government-related exposure. Even when the markets looked like they were stabilizing, the Portfolio remained conservatively positioned. Relative to its peer group, this positioning proved beneficial when instability returned to the markets.

HOW DID YOU POSITION THE PORTFOLIO FROM A DURATION PERSPECTIVE IN 2008?

Our duration strategy was to position the Portfolio for declining interest rates, and this strategy helped


Investments in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-23
performance. At times during April and May, the long-duration strategy hurt performance as interest rates moved higher. But over the course of 2008, the Portfolio's performance benefited from the lower interest-rate environment.

WHAT MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO IN 2008?

Aggressive easing by the Federal Open Market Committee prompted us to position the Portfolio with a slightly long duration and a bias toward a steepening yield curve.(3) As the FOMC lowered the targeted federal funds rate toward zero, the Portfolio was repositioned from a steepening bias to a yield-curve flattening bias, which benefited the Portfolio.

As it became more and more apparent that flight-to-quality psychology, or general risk avoidance, was dominating the market, we positioned the Portfolio to be underweight relative to the benchmark in non-Treasury sectors. An underweight position in corporate securities proved beneficial, as did reductions in the Portfolio's exposure to commercial mortgage-backed securities and asset-backed securities. With the benefit of hindsight, however, it would have been more advantageous to sell all non-Treasury holdings and have the entire Portfolio invested in U.S. Treasury securities.

WHICH DECISIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH DECISIONS DETRACTED?

A cautious approach to the corporate sector--which resulted in a neutral or underweight positioning relative to the Barclays Capital U.S. Aggregate Bond Index for much of the second half of the year--contributed positively to the Portfolio's performance. Security selection in the corporate sector during the first half of the year also helped performance, since the Portfolio was generally underweight in bank and finance paper and also owned higher-quality securities than the benchmark. As stated earlier, duration and yield-curve positioning were positive contributors to performance, as the Portfolio benefited from declining interest rates and the changing shape of the yield curve.

The most significant detractors from performance were the holdings in nonagency mortgage-backed securities and mortgage-related asset-backed securities. Spreads on these securities widened dramatically and hurt Portfolio performance significantly. Another area that hurt the Portfolio's performance, particularly in the month of November, was exposure to REITs, which suffered as spreads widened. Some of this negative performance was recouped in December, as spreads on these securities rebounded by tightening somewhat.

WHAT WERE THE PORTFOLIO'S MOST SIGNIFICANT PURCHASES AND SALES IN 2008?

Broadly speaking, the most significant purchases throughout the year were additions to the Portfolio's U.S. Treasury exposure, either through outright buying of cash securities or by adding exposure through futures positions.

The most significant sales were reductions in non-Treasury holdings, such as commercial mortgage-backed securities and bank-related paper, as it became obvious that a banking crisis was unfolding.



3. The yield curve is a line that plots the yields of securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.


M-24    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 99.0%+
ASSET-BACKED SECURITIES  4.4%
----------------------------------------------------------------

AUTOMOBILE 0.3%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)(b)          $   914,891   $     860,274
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14                   1,000,000         769,564
                                                   -------------
                                                       1,629,838
                                                   -------------

CREDIT CARDS 0.4%
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)               3,000,000       2,862,831
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Marriott Vacation Club Owner
  Trust Series 2007-2A, Class
  A
  5.808%, due 10/20/29 (a)             3,282,470       2,609,148
                                                   -------------


HOME EQUITY 3.3%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                    507,891         441,365
CIT Group Home Equity Loan
  Trust Series 2003-1, Class
  A4
  3.93%, due 3/20/32                     924,835         657,263
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,000,000         832,989
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)                888,222         663,937
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                  1,000,000         442,367
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)              1,950,012         817,776
  Series 2006-S5, Class A3
  5.762%, due 7/25/36                  1,993,058         513,514
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                    943,097         353,105
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                  1,000,000         540,608
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)                500,000         311,247
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)             1,500,000       1,114,455
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                 1,000,000         683,500
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                  1,000,000         614,940
  Series 2007-CH1, Class AF1B
  5.935%, due 11/25/36                   990,387         956,960
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                   1,000,000         512,063
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46                 2,000,000       1,323,182
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35 (b)(c)          3,175,000       2,781,805
Renaissance Home Equity Loan
  Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)              5,000,000       3,619,487
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                 869,500         626,612
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)               3,750,000       2,190,493
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)              1,357,771         663,465
                                                   -------------
                                                      20,661,133
                                                   -------------
Total Asset-Backed Securities
  (Cost $40,206,902)                                  27,762,950
                                                   -------------



CORPORATE BONDS 18.8%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
Northrop Grumman Corp.
  7.75%, due 3/1/16                    2,375,000       2,628,709


 +  Percentages indicated are based on Portfolio net assets.

 V Among the Portfolio's 10 largest issuers held, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-25

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
Raytheon Co.
  5.375%, due 4/1/13                 $ 1,000,000   $   1,004,607
  6.40%, due 12/15/18                  1,175,000       1,271,952
United Technologies Corp.
  6.125%, due 7/15/38                  1,000,000       1,086,782
                                                   -------------
                                                       5,992,050
                                                   -------------

AGRICULTURE 0.2%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                   1,000,000         984,318
                                                   -------------


AUTO MANUFACTURERS 0.3%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                  1,000,000         780,013
  8.00%, due 6/15/10                   1,000,000         940,881
                                                   -------------
                                                       1,720,894
                                                   -------------

BANKS 1.9%
Bank of America Corp.
  5.65%, due 5/1/18                    3,000,000       3,017,802
HSBC Bank USA N.A.
  7.00%, due 1/15/39                   1,000,000       1,105,384
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                   1,550,000       1,563,452
KeyBank N.A.
  5.80%, due 7/1/14                      290,000         255,241
Mellon Financial Corp.
  6.40%, due 5/14/11                   1,125,000       1,164,477
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    750,000         787,201
PNC Bank N.A.
  6.875%, due 4/1/18                   1,000,000       1,063,968
SunTrust Bank
  5.20%, due 1/17/17                     875,000         804,680
Wachovia Bank N.A.
  6.60%, due 1/15/38                     850,000         922,172
Wells Fargo & Co.
  5.625%, due 12/11/17                 1,250,000       1,304,096
                                                   -------------
                                                      11,988,473
                                                   -------------

BEVERAGES 0.1%
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13                     500,000         483,011
                                                   -------------


COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13                      375,000         347,971
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.3%
American General Finance
  Corp.
  5.20%, due 12/15/11                  1,100,000         467,324
  5.375%, due 9/1/09                   1,000,000         715,166
  6.90%, due 12/15/17                    150,000          64,916
Citigroup, Inc.
  6.125%, due 5/15/18                  3,000,000       3,033,366
 v  General Electric Capital
  Corp.
  5.625%, due 5/1/18                   3,000,000       3,021,747
  5.875%, due 1/14/38                  1,000,000         978,860
  6.00%, due 6/15/12                   1,500,000       1,539,072
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                    1,000,000         953,537
  6.15%, due 4/1/18                    2,000,000       1,921,922
JPMorgan Chase & Co.
  4.60%, due 1/17/11                   2,000,000       1,964,628
Merrill Lynch & Co., Inc.
  6.875%, due 4/25/18                  1,750,000       1,830,545
Morgan Stanley
  6.75%, due 4/15/11                   2,000,000       1,967,852
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)              2,700,000       2,523,204
                                                   -------------
                                                      20,982,139
                                                   -------------

ELECTRIC 3.7%
Alabama Power Co.
  5.80%, due 11/15/13                  1,500,000       1,561,117
Arizona Public Service Co.
  5.50%, due 9/1/35                    1,275,000         729,711
Carolina Power & Light Co.
  6.125%, due 9/15/33                    500,000         535,748
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                   3,500,000       3,409,150
Dominion Resources, Inc.
  7.00%, due 6/15/38                   1,000,000         977,172
Duke Energy Carolinas LLC
  7.00%, due 11/15/18                  2,000,000       2,308,180
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      500,000         452,054
FPL Group Capital, Inc.
  7.875%, due 12/15/15                 1,750,000       1,895,096
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     500,000         509,105
Nevada Power Co.
  6.50%, due 4/15/12                   3,500,000       3,346,238
Pepco Holdings, Inc.
  6.45%, due 8/15/12                   2,125,000       1,982,642
South Carolina Electric & Gas
  Co.
  6.50%, due 11/1/18                     600,000         671,584



M-26    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Union Electric Co.
  5.30%, due 8/1/37                  $   800,000   $     543,124
  6.70%, due 2/1/19                    1,500,000       1,366,772
Virginia Electric and Power
  Co.
  8.875%, due 11/15/38                 2,560,000       3,239,841
                                                   -------------
                                                      23,527,534
                                                   -------------

FOOD 0.9%
Kellogg Co.
  Series B
  6.60%, due 4/1/11                    2,605,000       2,726,390
Kroger Co. (The)
  7.70%, due 6/1/29                    1,000,000       1,096,087
Safeway, Inc.
  6.25%, due 3/15/14                   1,750,000       1,759,074
                                                   -------------
                                                       5,581,551
                                                   -------------

GAS 0.1%
Atmos Energy Corp.
  4.00%, due 10/15/09                  1,000,000         979,385
                                                   -------------


HOME BUILDERS 0.1%
Pulte Homes, Inc.
  7.875%, due 8/1/11                   1,100,000         951,500
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.2%
Kimberly-Clark Corp.
  6.625%, due 8/1/37                   1,000,000       1,121,990
                                                   -------------


INSURANCE 0.5%
CIGNA Corp.
  7.00%, due 1/15/11                     500,000         493,123
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                   2,000,000       1,887,622
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                  1,000,000       1,015,806
                                                   -------------
                                                       3,396,551
                                                   -------------

MACHINERY--DIVERSIFIED 0.2%
Deere & Co.
  6.95%, due 4/25/14                   1,000,000       1,060,217
                                                   -------------


MEDIA 1.0%
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                  2,100,000       2,172,500
Time Warner Cable, Inc.
  5.85%, due 5/1/17                    2,340,000       2,137,714
  8.75%, due 2/14/19                   1,000,000       1,087,335
Time Warner, Inc.
  6.50%, due 11/15/36                  1,000,000         906,587
                                                   -------------
                                                       6,304,136
                                                   -------------

MINING 0.2%
Vulcan Materials Co.
  6.00%, due 4/1/09                    1,500,000       1,475,412
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.3%
Parker Hannifin Corp.
  7.30%, due 5/15/11                   2,000,000       2,001,488
                                                   -------------


OIL & GAS 0.6%
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                 600,000         603,087
Occidental Petroleum Corp.
  7.00%, due 11/1/13                   1,300,000       1,418,878
Pemex Project Funding Master
  Trust 5.75%, due 3/1/18 (a)          2,000,000       1,765,000
                                                   -------------
                                                       3,786,965
                                                   -------------

PIPELINES 0.5%
Enbridge Energy Partners,
  L.P.
  9.875%, due 3/1/19                   2,250,000       2,264,436
Kinder Morgan Energy
  Partners, L.P.
  6.95%, due 1/15/38                   1,000,000         808,747
                                                   -------------
                                                       3,073,183
                                                   -------------

REAL ESTATE 0.4%
AMB Property, L.P.
  5.45%, due 12/1/10                   2,175,000       1,819,398
Regency Centers, L.P.
  7.95%, due 1/15/11                     750,000         671,132
                                                   -------------
                                                       2,490,530
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                  1,000,000         817,699
Liberty Property, L.P.
  8.50%, due 8/1/10                      500,000         443,931
ProLogis
  5.625%, due 11/15/16                   500,000         239,821
Weingarten Realty Investors
  7.00%, due 7/15/11                   2,000,000       1,853,020
                                                   -------------
                                                       3,354,471
                                                   -------------

RETAIL 0.3%
Home Depot, Inc.
  5.875%, due 12/16/36                   350,000         274,436
Macy's Retail Holdings, Inc.
  6.30%, due 4/1/09                    1,000,000         975,235


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-27

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Yum! Brands, Inc.
  6.875%, due 11/15/37               $   500,000   $     396,229
                                                   -------------
                                                       1,645,900
                                                   -------------

TELECOMMUNICATIONS 1.3%
Cellco Partnership
  8.50%, due 11/15/18 (a)              3,000,000       3,515,031
Embarq Corp.
  7.995%, due 6/1/36                     250,000         168,750
SBC Communications, Inc.
  5.10%, due 9/15/14                   1,500,000       1,474,481
  5.875%, due 2/1/12                   2,500,000       2,547,410
Verizon Communications, Inc.
  6.40%, due 2/15/38                     600,000         638,221
                                                   -------------
                                                       8,343,893
                                                   -------------

TRANSPORTATION 0.9%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                    1,175,000       1,082,203
Norfolk Southern Corp.
  5.75%, due 4/1/18                    2,100,000       2,043,401
Union Pacific Corp.
  5.75%, due 11/15/17                  2,585,000       2,451,120
                                                   -------------
                                                       5,576,724
                                                   -------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)                2,050,000       2,071,189
                                                   -------------
Total Corporate Bonds
  (Cost $120,450,490)                                119,241,475
                                                   -------------


MEDIUM TERM NOTES 0.5%
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.5%

American Express Credit Corp.
  7.30%, due 8/20/13                   1,500,000       1,535,388
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13                   1,250,000       1,288,646
Morgan Stanley
  6.625%, due 4/1/18                     600,000         526,374
                                                   -------------
Total Medium Term Notes
  (Cost $3,363,072)                                    3,350,408
                                                   -------------

MORTGAGE-BACKED SECURITIES 3.8%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS)  3.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-4, Class A3A
  5.60%, due 7/10/46 (c)               1,000,000         711,577
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                 1,000,000         690,447
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.099%, due 8/25/35 (a)(c)             500,000         391,555
 v  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (c)              1,000,000         708,729
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (c)                500,000         255,881
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                  1,000,000         736,670
  Series 2006-PW12, Class AAB
  5.693%, due 9/11/38 (c)              1,000,000         815,841
  Series 2007-T28, Class A3
  5.793%, due 9/11/42                  5,000,000       3,371,201
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.552%, due 2/15/39 (c)              5,000,000       2,582,751
 v  JP Morgan Chase
  Commercial Mortgage
  Securities Corp.
  Series 2007-CIBC19, Class
  A3
  5.747%, due 2/12/49 (c)              6,000,000       3,552,852
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                  1,000,000         643,773
  Series 2007-LD12, Class A3
  5.99%, due 2/15/51 (c)               1,000,000         713,491
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                  1,000,000         727,454
  Series 2006-C4, Class AAB
  5.858%, due 6/15/32 (c)              1,225,000         955,751
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                  1,000,000         652,203
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)              2,500,000       2,051,922



M-28    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  5.92%, due 5/12/16 (c)             $ 1,000,000   $     681,752
Morgan Stanley Capital I
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49 (c)              1,000,000         711,389
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)              1,000,000         504,219
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.727%, due 9/25/36 (c)              1,000,000         387,413
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                   2,000,000       1,606,490
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                 2,000,000         946,826
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $37,884,914)                                  24,400,187
                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 68.4%
----------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 3.8%
  3.75%, due 6/28/13                  10,400,000      11,074,970
  4.125%, due 10/18/10                 2,700,000       2,841,580
  4.75%, due 1/19/16                   2,000,000       2,242,396
  5.125%, due 4/18/11                  3,000,000       3,240,225
  5.50%, due 7/18/16                   4,000,000       4,667,948
                                                   -------------
                                                      24,067,119
                                                   -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 24.2%
  4.50%, due 4/1/22                    2,450,524       2,512,115
  4.50%, due 5/1/22                       72,055          73,787
  4.50%, due 4/1/23                    3,319,830       3,399,122
  4.50%, due 9/1/35                    1,856,594       1,884,707
  4.50%, due 11/1/37                     931,536         945,443
  4.50%, due 1/13/39 TBA (d)           2,000,000       2,026,250
  5.00%, due 10/1/20                   1,274,823       1,312,043
  5.00%, due 12/1/20                   3,887,354       4,000,851
  5.00%, due 1/1/21                      608,949         626,252
  5.00%, due 5/1/21                    1,162,918       1,196,871
  5.00%, due 4/1/23                      558,825         574,499
  5.00%, due 8/1/35                      932,808         954,565
  5.00%, due 8/1/37                    4,621,332       4,728,138
  5.00%, due 6/1/38                    1,981,031       2,026,617
  5.00%, due 1/13/39 TBA (d)          15,000,000      15,328,125
  5.50%, due 12/1/18                   1,017,665       1,053,274
  5.50%, due 9/1/21                    2,079,502       2,144,793
  5.50%, due 9/1/22                    2,319,466       2,392,160
  5.50%, due 6/1/37                   15,986,482      16,380,929
  5.50%, due 7/1/37                    8,384,047       8,590,914
  5.50%, due 8/1/37                    2,050,304       2,100,892
  5.50%, due 9/1/37                   13,839,797      14,181,278
  5.50%, due 10/1/37                   3,801,856       3,895,663
  5.50%, due 11/1/37                     907,066         929,447
  5.50%, due 12/1/37                   4,057,476       4,157,590
  5.50%, due 1/1/38                    4,030,250       4,129,692
  5.50%, due 8/1/38                    7,908,160       8,102,494
  5.50%, due 1/13/39 TBA (d)          10,000,000      10,234,381
  6.00%, due 7/1/21                    2,630,937       2,728,340
  6.00%, due 8/1/36                    7,086,402       7,308,154
  6.00%, due 2/1/37                      872,514         899,817
  6.00%, due 6/1/37                    6,044,842       6,233,661
  6.00%, due 8/1/37                    4,982,325       5,137,955
  6.00%, due 9/1/37                    5,450,109       5,620,351
  6.00%, due 11/1/37                   2,487,708       2,565,415
  6.50%, due 7/1/17                      193,193         200,724
  6.50%, due 11/1/35                     276,833         288,166
  6.50%, due 8/1/37                      953,226         991,152
  7.00%, due 1/1/33                    1,027,009       1,079,292
  7.00%, due 9/1/33                      372,903         389,103
                                                   -------------
                                                     153,325,022
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION 6.9%
  3.00%, due 7/12/10                  15,000,000      15,460,140
  4.375%, due 9/13/10                 10,000,000      10,556,330
  4.625%, due 10/15/13                 6,000,000       6,604,470
  4.75%, due 11/19/12                  5,000,000       5,502,125
  4.875%, due 5/18/12                  2,000,000       2,177,940
  5.50%, due 3/15/11                   3,000,000       3,280,095
                                                   -------------
                                                      43,581,100
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 7.8%
  4.00%, due 10/1/20                         839             851
  4.00%, due 3/1/22                      435,285         440,556
  5.00%, due 1/1/21                      220,262         226,693
  5.00%, due 8/1/22                    1,641,716       1,687,760
  5.00%, due 3/1/23                    2,794,417       2,872,790
  5.00%, due 3/1/34                    2,192,381       2,242,831
  5.00%, due 4/1/34                    6,396,453       6,543,645
  5.00%, due 5/1/37                       19,977          20,420
  5.00%, due 2/1/38                      498,348         509,349


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-29

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 3/1/38                  $   994,868   $   1,016,829
  5.00%, due 4/1/38                    9,078,296       9,278,688
  5.00%, due 5/1/38                    1,390,187       1,420,874
  5.00%, due 7/1/38                      995,390       1,017,362
  5.50%, due 5/1/16                       78,568          81,145
  5.50%, due 1/1/21                       21,772          22,479
  5.50%, due 12/1/21                     117,233         120,950
  5.50%, due 1/1/22                      725,217         748,213
  5.50%, due 2/1/22                       55,536          57,294
  5.50%, due 7/1/35                      574,189         589,286
  5.50%, due 7/1/37                    4,309,757       4,422,830
  5.50%, due 8/1/38                    5,875,022       6,028,573
  6.00%, due 2/1/14                      235,638         243,489
  6.00%, due 6/1/21                      375,165         389,757
  6.00%, due 7/1/21                      614,507         638,409
  6.00%, due 1/1/36                       19,136          19,723
  6.00%, due 3/1/36                      965,165         994,765
  6.50%, due 11/1/09                       9,962          10,000
  6.50%, due 10/1/36                   1,779,109       1,849,995
  6.50%, due 8/1/37                      386,220         401,587
  6.50%, due 10/1/37                   1,442,499       1,499,893
  6.50%, due 1/13/39 TBA (d)           3,000,000       3,115,314
  7.00%, due 9/1/37                      481,649         504,860
  7.00%, due 10/1/37                      31,085          32,583
  7.00%, due 11/1/37                      27,974          29,322
  7.50%, due 7/1/28                      113,567         120,464
                                                   -------------
                                                      49,199,579
                                                   -------------

v  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 8.6%
  4.50%, due 9/15/35                     450,029         459,757
  5.00%, due 5/15/38                     466,724         479,679
  5.00%, due 1/21/39 TBA (d)           2,000,000       2,050,000
  5.50%, due 7/15/35                   1,282,598       1,324,377
  5.50%, due 8/15/35                     564,376         582,760
  5.50%, due 5/15/36                     742,688         766,764
  5.50%, due 7/15/36                   2,776,068       2,866,061
  5.50%, due 5/15/37                      38,734          39,983
  5.50%, due 11/15/37                    993,633       1,025,688
  5.50%, due 8/15/38                     998,932       1,031,158
  5.50%, due 11/15/38                    998,907       1,031,133
  6.00%, due 1/15/36                   1,651,460       1,707,419
  6.00%, due 11/15/37                    921,224         952,162
  6.00%, due 12/15/37                  6,561,923       6,785,698
  6.00%, due 9/15/38                  13,802,184      14,265,724
  6.00%, due 10/15/38                 14,948,038      15,450,061
  6.50%, due 1/15/36                     713,389         743,155
  6.50%, due 3/15/36                     372,078         387,603
  6.50%, due 6/15/36                   1,132,698       1,179,960
  6.50%, due 9/15/36                     256,252         266,945
  6.50%, due 7/15/37                   1,260,561       1,313,138
  7.00%, due 7/15/31                     104,154         110,137
                                                   -------------
                                                      54,819,362
                                                   -------------

v  UNITED STATES TREASURY BONDS 5.1%
  4.375%, due 2/15/38                  9,000,000      12,054,375
  5.00%, due 5/15/37                   3,035,000       4,397,429
  6.25%, due 8/15/23                   9,300,000      12,684,326
  8.125%, due 8/15/19                  2,256,000       3,334,298
                                                   -------------
                                                      32,470,428
                                                   -------------

v  UNITED STATES TREASURY NOTES 12.0%
  1.50%, due 12/31/13                 10,875,000      10,850,357
  1.75%, due 11/15/11                  2,750,000       2,812,728
  2.00%, due 9/30/10                     265,000         271,666
  2.00%, due 11/30/13                  5,905,000       6,058,164
  2.75%, due 7/31/10                   1,500,000       1,553,907
  2.75%, due 10/31/13                 14,225,000      15,122,953
  2.875%, due 6/30/10                  1,000,000       1,035,586
  3.125%, due 8/31/13                  3,160,000       3,407,121
  3.125%, due 9/30/13                  3,200,000       3,452,749
  3.375%, due 7/31/13                  2,400,000       2,621,438
  3.75%, due 11/15/18                 13,790,000      15,610,694
  4.25%, due 8/15/15                   6,550,000       7,606,188
  4.875%, due 5/31/11                  5,000,000       5,496,485
                                                   -------------
                                                      75,900,036
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $414,435,436)                                433,362,646
                                                   -------------

YANKEE BONDS 3.1% (E)
----------------------------------------------------------------


BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)                800,000         764,736
                                                   -------------


BEVERAGES 0.5%
Diageo Capital PLC
  5.75%, due 10/23/17                  1,750,000       1,693,302
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                   1,500,000       1,478,074
                                                   -------------
                                                       3,171,376
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13                  2,725,000       2,170,498
                                                   -------------





M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
ELECTRIC 0.1%
E.ON International Finance
  B.V.
  6.65%, due 4/30/38 (a)             $   850,000   $     789,517
                                                   -------------


PIPELINES 0.2%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     500,000         458,988
  7.25%, due 8/15/38                   1,000,000         995,422
                                                   -------------
                                                       1,454,410
                                                   -------------

REAL ESTATE 0.3%
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10 (a)             2,000,000       1,618,824
                                                   -------------


TELECOMMUNICATIONS 1.5%
Deutsche Telekom
  International Finance B.V.
  6.75%, due 8/20/18                   1,920,000       1,946,899
France Telecom S.A.
  8.50%, due 3/1/31                    1,000,000       1,255,492
Rogers Communications, Inc.
  7.50%, due 8/15/38                   1,300,000       1,408,701
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                     375,000         345,000
  5.25%, due 10/1/15                     250,000         190,312
  7.721%, due 6/4/38                   1,500,000       1,231,875
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36                  1,000,000       1,091,531
Telefonica Europe B.V.
  7.75%, due 9/15/10                     500,000         507,681
Vodafone Group PLC
  5.625%, due 2/27/17                  1,750,000       1,648,936
                                                   -------------
                                                       9,626,427
                                                   -------------
Total Yankee Bonds
  (Cost $20,043,635)                                  19,595,788
                                                   -------------
Total Long-Term Bonds
  (Cost $636,384,449)                                627,713,454
                                                   -------------


SHORT-TERM INVESTMENTS 5.3%
----------------------------------------------------------------

COMMERCIAL PAPER 5.1%
Merck & Co., Inc.
  1.00%, due 2/12/09                   5,000,000       4,999,709
Mid American Energy Co.
  1.00%, due 1/5/09                    3,000,000       2,999,883
Paccar Financial Corp.
  1.00%, due 1/6/09                    9,650,000       9,649,799
Pitney Bowes, Inc.
  1.00%, due 1/5/09 (a)                2,000,000       1,999,989
Praxair, Inc.
  1.00%, due 2/10/09                   2,940,000       2,939,673
Stanley Works (The)
  1.00%, due 1/2/09 (a)                9,890,000       9,889,986
                                                   -------------
Total Commercial Paper
  (Cost $32,479,039)                                  32,479,039
                                                   -------------


REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,429,250 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $1,460,000 and a
  Market Value of
  $1,460,000).                         1,429,250       1,429,250
                                                   -------------
Total Repurchase Agreement
  (Cost $1,429,250)                                    1,429,250
                                                   -------------
Total Short-Term Investments
  (Cost $33,908,289)                                  33,908,289
                                                   -------------
Total Investments
  (Cost $670,292,738) (f)                  104.3%    661,621,743
Liabilities in Excess of
  Cash and Other Assets                     (4.3)    (27,576,783)
                                           -----    ------------
Net Assets                                 100.0%  $ 634,044,960
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at December 31, 2008 is $13,664,764, which represents
     2.2% of the Portfolio's net assets.
(c) Floating rate. Rate shown is the rate in effect at December 31, 2008.
(d)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2008 is $32,754,070, which represents 5.2% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-31

(f)  At December 31, 2008, cost is
     $670,345,262 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 24,240,790
Gross unrealized depreciation       (32,964,309)
                                   ------------
Net unrealized depreciation        $ (8,723,519)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   661,621,743
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $661,621,743
                                     ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $670,292,738)     $661,621,743
Receivables:
  Interest                              5,160,045
  Fund shares sold                        551,108
  Investment securities sold               11,489
Other assets                                1,648
                                     ------------
     Total assets                     667,346,033
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      32,669,287
  Manager (See Note 3)                    279,957
  Shareholder communication               120,787
  Fund shares redeemed                    111,742
  Professional fees                        49,288
  NYLIFE Distributors (See Note 3)         40,669
  Custodian                                22,279
  Directors                                 2,441
Accrued expenses                            4,623
                                     ------------
     Total liabilities                 33,301,073
                                     ------------
Net assets                           $634,044,960
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    459,377
Additional paid-in capital            608,894,330
                                     ------------
                                      609,353,707
Accumulated undistributed net
  investment income                    30,856,273
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  2,505,975
Net unrealized depreciation on
  investments                          (8,670,995)
                                     ------------
Net assets                           $634,044,960
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $451,803,808
                                     ============
Shares of capital stock outstanding    32,683,877
                                     ============
Net asset value per share
  outstanding                        $      13.82
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $182,241,152
                                     ============
Shares of capital stock outstanding    13,253,815
                                     ============
Net asset value per share
  outstanding                        $      13.75
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-33

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 33,629,155
  Income from securities
     loaned--net                           902,358
                                      ------------
     Total income                       34,531,513
                                      ------------
EXPENSES:
  Manager (See Note 3)                   2,772,550
  Administration (See Note 3)              456,117
  Distribution and service--Service
     Class (See Note 3)                    431,296
  Shareholder communication                163,532
  Professional fees                        139,394
  Custodian                                 67,153
  Directors                                 26,086
  Miscellaneous                             37,582
                                      ------------
     Total expenses                      4,093,710
                                      ------------
Net investment income                   30,437,803
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                   (140,295)
  Futures transactions                   3,169,405
                                      ------------
Net realized gain on investments
  and futures transactions               3,029,110
                                      ------------
Net change in unrealized
  appreciation on investments          (12,025,476)
                                      ------------
Net realized and unrealized loss on
  investments                           (8,996,366)
                                      ------------
Net increase in net assets
  resulting from operations           $ 21,441,437
                                      ============







M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  30,437,803   $ 27,515,280
 Net realized gain on
  investments and futures
  transactions                     3,029,110      4,882,231
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (12,025,476)     4,596,465
                               ----------------------------
 Net increase in net assets
  resulting from operations       21,441,437     36,993,976
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                (19,969,165)   (17,763,775)
    Service Class                 (7,722,294)    (4,621,525)
                               ----------------------------
                                 (27,691,459)   (22,385,300)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                   (138,814)            --
    Service Class                    (55,726)            --
                               ----------------------------
                                    (194,540)            --
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (27,885,999)   (22,385,300)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         175,611,949    169,329,827
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               27,885,999     22,385,300
 Cost of shares redeemed        (211,495,185)   (71,328,989)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 (7,997,237)   120,386,138
                               ----------------------------
    Net increase (decrease)
     in net assets               (14,441,799)   134,994,814

NET ASSETS:
Beginning of year                648,486,759    513,491,945
                               ----------------------------
End of year                    $ 634,044,960   $648,486,759
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  30,856,273   $ 27,691,417
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------
                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                            --------    --------    --------    --------    --------
Net investment income           0.64 (a)    0.53        0.58        0.53 (a)    0.47
Net realized and
  unrealized gain (loss)
  on investments               (0.16)       0.35        0.02       (0.24)       0.08
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.48        0.88        0.60        0.29        0.55
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.62)      (0.52)      (0.16)      (0.44)      (0.50)
  From net realized gain
     on investments            (0.00)++       --          --          --       (0.15)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.62)      (0.52)      (0.16)      (0.44)      (0.65)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  13.82    $  13.96    $  13.60    $  13.16    $  13.31
                            ========    ========    ========    ========    ========
Total investment return         3.72%       6.52%       4.55%       2.18%(b)    4.09%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.58%       4.89%       4.66%       3.96%       3.36%
  Net expenses                  0.54%       0.50%       0.52%       0.36%       0.54%
  Expenses (before
     reimbursement)             0.54%       0.50%       0.52%       0.51%       0.54%
Portfolio turnover rate          304%(c)     265%(c)     166%(c)     277%(c)     335%
Net assets at end of year
  (in 000's)                $451,804    $508,892    $410,139    $377,607    $421,046




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 297%,
     256%, 147% and 161% for the years ended December 31, 2008, 2007, 2006 and
     2005, respectively.





M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           SERVICE CLASS
      ------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
      ------------------------------------------------------
        2008        2007        2006        2005       2004

      $  13.90    $  13.55    $  13.12    $ 13.29    $ 13.40
      --------    --------    --------    -------    -------
          0.60 (a)    0.49        0.57       0.50 (a)   0.46
         (0.15)       0.35        0.00++    (0.25)      0.05
      --------    --------    --------    -------    -------
          0.45        0.84        0.57       0.25       0.51
      --------    --------    --------    -------    -------

         (0.60)      (0.49)      (0.14)     (0.42)     (0.47)
         (0.00)++       --          --         --      (0.15)
      --------    --------    --------    -------    -------
         (0.60)      (0.49)      (0.14)     (0.42)     (0.62)
      --------    --------    --------    -------    -------
      $  13.75    $  13.90    $  13.55    $ 13.12    $ 13.29
      ========    ========    ========    =======    =======
          3.47%       6.25%       4.29%      1.89%(b)   3.83%

          4.34%       4.64%       4.41%      3.71%      3.11%
          0.79%       0.75%       0.77%      0.61%      0.79%
          0.79%       0.75%       0.77%      0.76%      0.79%
           304%(c)     265%(c)     166%(c)    277%(c)    335%
      $182,241    $139,595    $103,352    $90,392    $61,720




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-37

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (38.87%)       (4.12%)      (4.79%)




                                            (After Portfolio operating expenses)

                                MAINSTAY VP
                           CAPITAL APPRECIATION    RUSSELL 1000    S&P 500
                                 PORTFOLIO         GROWTH INDEX     INDEX
                           --------------------    ------------    -------
12/31/98                           10000               10000        10000
                                   12541               13316        12104
                                   11198               10330        11002
                                    8598                8220         9694
                                    5947                5928         7552
                                    7553                7692         9718
                                    7867                8176        10776
                                    8528                8606        11305
                                    8907                9387        13091
                                   10011               10496        13810
12/31/08                            6120                6462         8700






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (39.03%)       (4.37%)      (5.04%)




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                         CAPITAL APPRECIATION    RUSSELL 1000    S&P 500
                               PORTFOLIO         GROWTH INDEX     INDEX
                         --------------------    ------------    -------
12/31/98                         10000               10000        10000
                                 12507               13316        12104
                                 11135               10330        11002
                                  8529                8220         9694
                                  5885                5928         7552
                                  7455                7692         9718
                                  7746                8176        10776
                                  8373                8606        11305
                                  8724                9387        13091
                                  9780               10496        13810
12/31/08                          5964                6462         8700







 BENCHMARK PERFORMANCE        ONE        FIVE       TEN
                             YEAR       YEARS      YEARS
---------------------------------------------------------------
Russell 1000(R) Growth
  Index(4)                 (38.44%)    (3.42%)    (4.27%)
S&P 500(R) Index(4)        (37.00)     (2.19)     (1.38)
Average Lipper Variable
  Products Large-Cap
  Growth Portfolio(5)      (41.68)     (3.88)     (2.87)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -4.23% and -4.84% for Initial Class shares and -4.43% and -5.07% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.




M-38    MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $674.50         $2.82          $1,021.80         $ 3.41
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $673.60         $3.87          $1,020.50         $4.67
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-39

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Computers & Peripherals                  8.0%
Software                                 6.7
Biotechnology                            5.4
Energy Equipment & Services              4.8
Pharmaceuticals                          4.7
Health Care Equipment & Supplies         4.6
Beverages                                4.2
Food & Staples Retailing                 3.9
Aerospace & Defense                      3.8
Communications Equipment                 3.7
Household Products                       3.4
Media                                    3.4
Specialty Retail                         2.9
Textiles, Apparel & Luxury Goods         2.9
Chemicals                                2.5
Life Sciences Tools & Services           2.3
Machinery                                2.3
Oil, Gas & Consumable Fuels              2.2
Road & Rail                              2.2
Health Care Providers & Services         2.1
Tobacco                                  2.1
Commercial Banks                         2.0
Multiline Retail                         2.0
Independent Power Producers & Energy
  Traders                                1.9
Hotels, Restaurants & Leisure            1.8
Electronic Equipment & Instruments       1.6
Food Products                            1.5
Internet Software & Services             1.2
Multi-Utilities                          1.1
Diversified Financial Services           0.7
Semiconductors & Semiconductor
  Equipment                              0.7
Capital Markets                          0.2
Exchange Traded Funds                    2.5
Short-Term Investment                    5.6
Liabilities in Excess of Cash and
  Other Assets                          (0.9)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-43 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  DIRECTV Group, Inc. (The)
    3.  International Business Machines Corp.
    4.  Wal-Mart Stores, Inc.
    5.  Hewlett-Packard Co.
    6.  Thermo Fisher Scientific, Inc.
    7.  Norfolk Southern Corp.
    8.  PepsiCo, Inc.
    9.  Philip Morris International, Inc.
   10.  Celgene Corp.







M-40    MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Capital Appreciation Portfolio returned -38.87% for Initial Class shares and -39.03% for Service Class shares. Both share classes outperformed the -41.68% return of the average Lipper(1) Variable Products Large Cap Growth Portfolio and underperformed the -38.44% return of the Russell 1000(R) Growth Index(1) for the 12 months ended December 31, 2008. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE IN 2008?

All sectors in the Portfolio and all sectors in the Russell 1000(R) Growth Index had negative absolute returns for 2008. Relative to the benchmark, the Portfolio's strongest-contributing market segments were consumer discretionary, industrials and telecommunication services. The Portfolio benefited from a significant underweight position in industrials, a sector that underperformed the Russell 1000(R) Growth Index as a whole. The Portfolio also benefited from our stock selection in industrials. (In other words, the Portfolio's average industrial stock declined less than the average industrial stock in the benchmark.) Stock selection also helped the Portfolio's relative performance in the consumer discretionary sector. In telecommunication services, the Portfolio benefited both from an underweight position relative to the Russell 1000(R) Growth Index and from stronger individual stock selection.

The Portfolio's weakest sectors in 2008 were information technology, energy and financials. Overweight sector positions relative to the Russell 1000(R) Growth Index and poor individual stock selection led to underperformance relative to the benchmark in the information technology and energy sectors. Although the Portfolio was underweight in the severely troubled financial sector, our poor stock selection resulted in overall underperformance relative to the Russell 1000(R) Growth Index.

WHICH STOCKS MADE THE STRONGEST AND WEAKEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008?

During 2008, the three stocks with the strongest positive contributions to the Portfolio's performance on an absolute basis were biotechnology companies Genentech and Celgene and discount retailer Wal-Mart Stores. Even in a broadly declining market, all three of these stocks actually made money for the Portfolio during 2008.

The three stocks that most severely detracted from absolute performance were all in the information technology sector: silicon wafer manufacturer MEMC Electronics, computer and electronics company Apple and software giant Microsoft.

DID THE PORTFOLIO PURCHASE OR SELL ANY SECURITIES DURING 2008?

We initiated positions in several consumer staples stocks during 2008. In general, consumer staples stocks tend to have defensive characteristics. Among the new additions were supermarket giant Kroger, fast-food retailer McDonald's, household products company Procter & Gamble and discount retailer Wal-Mart Stores.

We eliminated stocks of many companies whose prospects tend to be more closely tied to the overall economy. Among the stocks we sold were those of offshore drilling company Ensco, motorcycle manufacturer Harley-Davidson, employment services company Manpower and mining company Southern Copper.


----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Investment in REITs carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes and changes in interest rates.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-41

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF 2008?

We increased the Portfolio's weightings in the consumer staples and health care sectors. Many companies in these sectors tend to demonstrate more stable earnings during periods of economic uncertainty.

We decreased the Portfolio's weightings in several economically sensitive sectors, including energy, materials and information technology.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Capital Appreciation Portfolio on this page and the preceding pages has not been audited.


M-42    MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                          SHARES          VALUE
COMMON STOCKS 92.8%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.8%
Precision Castparts Corp.                117,900   $   7,012,692
United Technologies Corp.                142,500       7,638,000
                                                   -------------
                                                      14,650,692
                                                   -------------

BEVERAGES 4.2%
Coca-Cola Co. (The)                      168,000       7,605,360
 v  PepsiCo, Inc.                        156,400       8,566,028
                                                   -------------
                                                     16,171,388
                                                   -------------

BIOTECHNOLOGY 5.4%
 v  Celgene Corp. (a)                    146,100       8,076,408
Genentech, Inc. (a)                       79,600       6,599,636
Gilead Sciences, Inc. (a)                123,400       6,310,676
                                                   -------------
                                                     20,986,720
                                                   -------------

CAPITAL MARKETS 0.2%
Goldman Sachs Group, Inc.
  (The)                                    7,200        607,608
                                                   -------------

CHEMICALS 2.5%
Monsanto Co.                              65,700       4,621,995
Praxair, Inc.                             85,400       5,069,344
                                                   -------------
                                                      9,691,339
                                                   -------------

COMMERCIAL BANKS 2.0%
BB&T Corp.                                71,800       1,971,628
PNC Financial Services Group,
  Inc.                                    36,300       1,778,700
U.S. Bancorp                              79,200       1,980,792
Wells Fargo & Co.                         65,800       1,939,784
                                                   -------------
                                                       7,670,904
                                                   -------------

COMMUNICATIONS EQUIPMENT 3.7%
Cisco Systems, Inc. (a)                  232,800       3,794,640
QUALCOMM, Inc.                           181,500       6,503,145
Research In Motion, Ltd. (a)             102,800       4,171,624
                                                   -------------
                                                     14,469,409
                                                   -------------

COMPUTERS & PERIPHERALS 8.0%
Apple, Inc. (a)                           81,100       6,921,885
EMC Corp. (a)                            423,700       4,436,139
 v  Hewlett-Packard Co.                  246,000       8,927,340
 v   International Business
  Machines Corp.                         128,100      10,780,896
                                                   -------------
                                                     31,066,260
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.7%
JPMorgan Chase & Co.                      82,600      2,604,378
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.6%
Amphenol Corp. Class A                   257,300      6,170,054
                                                   -------------

ENERGY EQUIPMENT & SERVICES 4.8%
Baker Hughes, Inc.                        69,600       2,232,072
Cameron International Corp.
  (a)                                    187,500       3,843,750
Halliburton Co.                          228,700       4,157,766
National Oilwell Varco, Inc.
  (a)                                    174,000       4,252,560
Smith International, Inc.                 95,600       2,188,284
Transocean, Ltd. (a)                      40,300       1,904,175
                                                   -------------
                                                     18,578,607
                                                   -------------

FOOD & STAPLES RETAILING 3.9%
Kroger Co. (The)                         182,100       4,809,261
 v  Wal-Mart Stores, Inc.                185,600      10,404,736
                                                   -------------
                                                     15,213,997
                                                   -------------

FOOD PRODUCTS 1.5%
General Mills, Inc.                       95,000      5,771,250
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.6%
Baxter International, Inc.               102,700       5,503,693
Becton, Dickinson & Co.                   83,300       5,696,887
St. Jude Medical, Inc. (a)               205,500       6,773,280
                                                   -------------
                                                     17,973,860
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.1%
Medco Health Solutions, Inc.
  (a)                                    192,100       8,050,911
                                                   -------------

HOTELS, RESTAURANTS & LEISURE 1.8%
McDonald's Corp.                         110,100       6,847,119
                                                   -------------

HOUSEHOLD PRODUCTS 3.4%
Colgate-Palmolive Co.                     82,400       5,647,696
Energizer Holdings, Inc. (a)              33,400       1,808,276
Procter & Gamble Co. (The)                94,500       5,841,990
                                                   -------------
                                                     13,297,962
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.9%
NRG Energy, Inc. (a)                     314,700      7,341,951
                                                   -------------

INTERNET SOFTWARE & SERVICES 1.2%
Akamai Technologies, Inc. (a)            301,600      4,551,144
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 2.3%
 v  Thermo Fisher Scientific,
  Inc. (a)                               257,500      8,773,025
                                                   -------------

MACHINERY 2.3%
Caterpillar, Inc.                         54,500       2,434,515
Danaher Corp.                             55,000       3,113,550
Illinois Tool Works, Inc.                 92,300       3,235,115
                                                   -------------
                                                      8,783,180
                                                   -------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-43


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA 3.4%
 v  DIRECTV Group, Inc. (The)
  (a)                                    568,600   $  13,026,626
                                                   -------------

MULTI-UTILITIES 1.1%
CenterPoint Energy, Inc.                 338,700       4,274,394
                                                   -------------

MULTILINE RETAIL 2.0%
Kohl's Corp. (a)                         217,800      7,884,360
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 2.2%
Williams Cos., Inc.                      281,200       4,071,776
XTO Energy, Inc.                         130,725       4,610,671
                                                   -------------
                                                      8,682,447
                                                   -------------

PHARMACEUTICALS 4.7%
Abbott Laboratories                      136,600       7,290,342
Bristol-Myers Squibb Co.                 211,200       4,910,400
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                135,800       5,781,006
                                                   -------------
                                                      17,981,748
                                                   -------------

ROAD & RAIL 2.2%
 v  Norfolk Southern Corp.               183,400       8,628,970
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.7%
Intel Corp.                              189,700       2,781,002
                                                   -------------

SOFTWARE 6.7%
Autodesk, Inc. (a)                       179,600       3,529,140
 v  Microsoft Corp.                      773,000      15,027,120
Oracle Corp. (a)                         406,100       7,200,153
                                                   -------------
                                                     25,756,413
                                                   -------------

SPECIALTY RETAIL 2.9%
AutoZone, Inc. (a)                        56,900       7,935,843
TJX Cos., Inc.                           163,300       3,359,081
                                                   -------------
                                                     11,294,924
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 2.9%
Coach, Inc. (a)                          232,500       4,829,025
NIKE, Inc. Class B                        71,400       3,641,400
Polo Ralph Lauren Corp.                   57,500       2,611,075
                                                   -------------
                                                     11,081,500
                                                   -------------

TOBACCO 2.1%
 v  Philip Morris
  International, Inc.                    186,900       8,132,019
                                                   -------------
Total Common Stocks
  (Cost $435,891,919)                               358,796,161
                                                   -------------

EXCHANGE TRADED FUNDS 2.5% (C)
----------------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund                             158,600       5,877,716
ProShares Ultra S&P500                   141,100       3,712,341
                                                   -------------
Total Exchange Traded Funds
  (Cost $10,359,600)                                  9,590,057
                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 5.6%
----------------------------------------------------------------


REPURCHASE AGREEMENT 5.6%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/02/09
  Proceeds at Maturity
  $21,885,489 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $22,325,000 and a
  Market Value of
  $22,325,000)                       $21,885,477      21,885,477
                                                   -------------
Total Short-Term Investment
  (Cost $21,885,477)                                  21,885,477
                                                   -------------
Total Investments
  (Cost $468,136,996) (d)                  100.9%    390,271,695
Liabilities in Excess of
  Cash and Other Assets                     (0.9)     (3,631,669)
                                           =====    ============
Net Assets                                 100.0%  $ 386,640,026
                                           =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At December 31, 2008, cost is
     $470,150,601 for federal income tax
     purposes and net unrealized depreciation is as follows:



     Gross unrealized appreciation    $  5,998,190
     Gross unrealized depreciation     (85,877,096)
                                      ------------
     Net unrealized depreciation      $(79,878,906)
                                      ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $368,386,218
Level 2--Other Significant
  Observable Inputs                     21,885,477
Level 3--Significant Unobservable
  Inputs                                        --
                                      ------------
Total                                 $390,271,695
                                      ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-44    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $468,136,996)     $390,271,695
Receivables:
  Dividends and interest                  475,393
  Fund shares sold                         11,483
Other assets                                1,558
                                     ------------
     Total assets                     390,760,129
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       3,508,008
  Fund shares redeemed                    259,451
  Manager (See Note 3)                    206,848
  Shareholder communication                87,124
  Professional fees                        36,538
  NYLIFE Distributors (See Note 3)          7,940
  Custodian                                 6,438
  Directors                                 1,859
Accrued expenses                            5,897
                                     ------------
     Total liabilities                  4,120,103
                                     ------------
Net assets                           $386,640,026
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    234,145
Additional paid-in capital            551,182,413
                                     ------------
                                      551,416,558
Accumulated undistributed net
  investment income                     2,312,036
Accumulated net realized loss on
  investments                         (89,223,267)
Net unrealized depreciation on
  investments                         (77,865,301)
                                     ------------
Net assets                           $386,640,026
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $350,412,170
                                     ============
Shares of capital stock outstanding    21,211,948
                                     ============
Net asset value per share
  outstanding                        $      16.52
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 36,227,856
                                     ============
Shares of capital stock outstanding     2,202,506
                                     ============
Net asset value per share
  outstanding                        $      16.45
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-45

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   5,212,775
  Interest                                 681,891
  Income from securities
     loaned--net                           237,907
                                     -------------
     Total income                        6,132,573
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,953,363
  Administration (See Note 3)              432,799
  Distribution and
     service--Service Class
     (See Note 3)                          128,732
  Shareholder communication                117,131
  Professional fees                        109,626
  Directors                                 24,231
  Custodian                                 17,308
  Miscellaneous                             37,333
                                     -------------
     Total expenses                      3,820,523
                                     -------------
Net investment income                    2,312,050
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (43,331,437)
Net change in unrealized
  appreciation on investments         (224,408,886)
                                     -------------
Net realized and unrealized loss
  on investments                      (267,740,323)
                                     -------------
Net decrease in net assets
  resulting from operations          $(265,428,273)
                                     =============






M-46    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   2,312,050   $   2,992,000
 Net realized gain (loss)
  on investments                (43,331,437)    155,651,887
 Net change in unrealized
  appreciation on
  investments                  (224,408,886)    (64,140,006)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (265,428,273)     94,503,881
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (2,857,612)       (950,025)
    Service Class                  (130,025)             --
                              -----------------------------
 Total dividends to
 shareholders                    (2,987,637)       (950,025)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         19,676,349      36,118,985
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,987,637         950,025
 Cost of shares redeemed       (113,994,895)   (183,320,376)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (91,330,909)   (146,251,366)
                              -----------------------------
    Net decrease in net
     assets                    (359,746,819)    (52,697,510)

NET ASSETS:
Beginning of year               746,386,845     799,084,355
                              -----------------------------
End of year                   $ 386,640,026   $ 746,386,845
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $   2,312,036   $   2,987,623
                              =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-47

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004
Net asset value at
  beginning of year         $  27.23    $  24.26    $  23.31    $  21.51    $  20.70
                            --------    --------    --------    --------    --------
Net investment income
  (loss)                        0.10 (a)    0.13        0.05        0.07 (a)    0.05
Net realized and
  unrealized gain (loss)
  on investments              (10.68)       2.88        0.99        1.73        0.81
                            --------    --------    --------    --------    --------
Total from investment
  operations                  (10.58)       3.01        1.04        1.80        0.86
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.13)      (0.04)      (0.09)      (0.00)++    (0.05)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  16.52    $  27.23    $  24.26    $  23.31    $  21.51
                            ========    ========    ========    ========    ========
Total investment return       (38.87%)     12.39%       4.45%       8.41%(b)    4.16%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.43%       0.40%       0.13%       0.33%       0.24%
  Net expenses                  0.64%       0.60%       0.62%       0.37%       0.65%
  Expenses (before
     reimbursement)             0.64%       0.60%       0.62%       0.60%       0.65%
Portfolio turnover rate           54%         85%         28%         22%         34%
Net assets at end of year
  (in 000's)                $350,412    $681,500    $738,278    $835,933    $929,227




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-48    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         SERVICE CLASS
         ------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
         ------------------------------------------------------------------------------------------------------------

                 2008                    2007                    2006                    2005                2004
                $ 27.07                 $ 24.14                 $ 23.21                 $ 21.47             $ 20.68
                -------                 -------                 -------                 -------             -------
                   0.04 (a)                0.04                   (0.03)                   0.02 (a)            0.02
                 (10.60)                   2.89                    1.00                    1.72                0.79
                -------                 -------                 -------                 -------             -------
                 (10.56)                   2.93                    0.97                    1.74                0.81
                -------                 -------                 -------                 -------             -------

                  (0.06)                     --                   (0.04)                     --               (0.02)
                -------                 -------                 -------                 -------             -------
                $ 16.45                 $ 27.07                 $ 24.14                 $ 23.21             $ 21.47
                =======                 =======                 =======                 =======             =======
                 (39.03%)                 12.11%                   4.19%                   8.10%(b)            3.90%

                   0.18%                   0.15%                  (0.12%)                  0.08%              (0.01%)
                   0.89%                   0.85%                   0.87%                   0.62%               0.90%
                   0.89%                   0.85%                   0.87%                   0.85%               0.90%
                     54%                     85%                     28%                     22%                 34%
                $36,228                 $64,887                 $60,806                 $58,556             $48,218




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-49

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                              ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(2)    YEARS(2)
---------------------------------------------------------
After Portfolio operating
  expenses                   2.18%     3.07%       3.20%
7-DAY CURRENT YIELD: 0.28%(3)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
12/31/98                              10000             10000
                                      10484             10474
                                      11119             11096
                                      11546             11518
                                      11702             11670
                                      11780             11743
                                      11880             11834
                                      12232             12148
                                      12791             12696
                                      13412             13301
12/31/08                              13705             13621







 BENCHMARK PERFORMANCE                        ONE        FIVE       TEN
                                              YEAR      YEARS      YEARS
-------------------------------------------------------------------------------
Lipper Money Market Fund Index(4)             2.41%      3.01%      3.14%
Average Lipper Variable Products Money
  Market Portfolio(5)                         2.23       3.00       3.15



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.03% and 3.18% for Initial Class shares for the five-year and ten-year periods, respectively.
3. As of 12/31/08, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.28% and a 7-day current yield of 0.28%. The current yield is more reflective of the Portfolio's earnings than the total return.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Money Market Portfolio is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.




M-50    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,007.30        $2.62          $1,022.50         $2.64
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.52% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                 mainstayinvestments.com    M-51

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              56.6
Commercial Paper                                43.1
Corporate Bond                                   0.5
Repurchase Agreement                             0.0
Liabilities in Excess of Cash and Other
  Assets                                        (0.2)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-55 for specific holdings within these categories.



M-52    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the seven-day period ended December 31, 2008, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.28% and an effective yield of 0.28%. For the 12 months ended December 31, 2008, MainStay VP Cash Management Portfolio Initial Class shares returned 2.18%. The Portfolio underperformed the 2.23% return of the average Lipper(1) Variable Products Money Market Portfolio and the 2.41% return of the Lipper Money Market Fund Index(1) for the 12 months ended December 31, 2008.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2008?

The U.S. economy slowed sharply during 2008. Tight credit conditions, declining employment, lower home prices and falling equity markets all had a negative impact on the Portfolio's performance. In December, the National Bureau of Economic Research announced that the recession in the United States began in December 2007. The previous recession in 2001 lasted nine months, but many indicators suggest that this recession may be more severe than the previous one. Auto sales have slowed, housing starts have dropped and nonfarm payrolls saw their largest decline since 1945.

The financial landscape was radically transformed during the year. Bear Stearns, Fannie Mae, Freddie Mac and Lehman Brothers all faced major setbacks. AIG required an $85 billion secured loan. Morgan Stanley and Goldman Sachs converted to bank holding companies. The FDIC seized Washington Mutual Bank and sold the branches and deposits to JP Morgan. And after a bid from Citibank, Wachovia received a better offer from Wells Fargo.

Interbank lending rates climbed as banks became reluctant to lend to other banks. The inability of financial institutions to roll over their debt contributed to sharp declines in the price of risk-bearing assets around the globe. Emerging-market stocks and bonds also fell sharply, with Russia, Argentina and Hungary among the hardest hit. The passage of the Troubled Assets Relief Program (TARP) legislation did little initially to stem the flight from risk in October.

HOW DID INVESTORS RESPOND TO ALL THIS TURMOIL?

Amid the market volatility and concerns about the solvency of financial institutions, investors sought the safety of U.S. Treasurys. The yield on the three-month Treasury bill fell to 0% during the fourth quarter.
The spread(2) between three-month Treasury bills and three-month LIBOR(3)--also known as the TED spread, a measure of risk--rose from 146 basis points at the beginning of the year to 463 basis points in October. (A basis point is one-hundredth of a percentage point.)

WHAT EFFORTS WERE TAKEN TO HELP STABILIZE THE MARKETS?

The Federal Reserve and other central banks cuts rates in concert on October 6, 2008, but prices among risky assets continued to fall. The U.K. government announced a plan to inject capital into its banks and guarantee bank debt, and the United States set aside $250 billion of TARP funds to invest in financial institutions. The Federal Deposit Insurance Corporation (FDIC) also agreed to guarantee debt issued by qualified U.S. financial institutions. Other governments in Europe, Asia and Australia also announced measures to strengthen their financial institutions. In


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Notwithstanding the preceding statement, Portfolio shareholders temporarily will be guaranteed to receive $1.00 net asset value for up to the number of shares that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009, as discussed in Note 11.

The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-53

November, the U.S. government injected an additional $20 billion into Citigroup in an effort to help stem further losses at the firm.

At the beginning of the year, the federal funds target rate was 4.25%. As the economy slowed over the next 12 months, the Federal Open Market Committee (FOMC) lowered the target for the federal funds rate several times. Finally, in December, the FOMC lowered the target rate to a range between 0% and 0.25%. The FOMC also stated that weak economic conditions would warrant exceptionally low policy rates for some time.

HOW WAS THE PORTFOLIO AFFECTED?

The Portfolio continued to invest in securities issued by U.S. government sponsored enterprises (GSEs) and in Tier-1 securities issued by finance, insurance, brokerage and industrial companies as well as banks and bank holding companies. The Portfolio did not have any exposure to commercial paper issued by structured investment vehicles.

During the flight-to-quality, or the movement away from risk-bearing securities, money market funds shied away from purchasing commercial paper. This prompted the Federal Reserve to establish a Commercial Paper Funding Facility to lend directly to firms, including nonfinancial ones.

By the end of the year, the various measures adopted to stabilize the financial markets appeared to have had the desired impact. Stock markets showed modest improvement in December, the TED spread fell to 134 basis points on December 31, and three-month LIBOR fell from 4.82% in October to 1.43%.

HOW DID THE PORTFOLIO ADJUST ITS INVESTMENT STRATEGY IN LIGHT OF MARKET CONDITIONS?

The Portfolio was affected by lower rates, which decreased the Portfolio's yield compared to prior periods. During the last four months of 2008, the Portfolio increased its holdings of lower-yielding U.S. government securities. As of December 31, 2008, the average maturity of the Portfolio was approximately 39 days.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.


M-54    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008



                                      PRINCIPAL        AMORTIZED
                                         AMOUNT             COST
SHORT-TERM INVESTMENTS 100.2%+
----------------------------------------------------------------

COMMERCIAL PAPER 43.1%
3M Co.
  1.70%, due 1/12/09 (a)(b)         $10,000,000   $    9,994,805
Abbot Laboratories
  0.12%, due 1/14/09 (a)(b)           9,000,000        8,999,610
  0.75%, due 1/13/09 (a)(b)          11,000,000       10,997,250
BP Capital Markets PLC
  0.65%, due 3/11/09 (a)(b)           4,000,000        3,995,017
  1.20%, due 1/30/09 (a)(b)           4,925,000        4,920,239
  1.70%, due 1/7/09 (a)(b)           10,000,000        9,997,167
  1.70%, due 1/8/09 (a)(b)           10,000,000        9,996,694
Caterpillar Inc.
  1.30%, due 1/13/09 (a)(b)          10,000,000        9,995,667
Chevron Corp.
  0.75%, due 1/21/09 (a)              4,500,000        4,498,125
  0.80%, due 1/26/09 (a)              7,000,000        6,996,111
  1.00%, due 1/30/09 (a)             13,000,000       12,989,528
  1.25%, due 3/4/09 (a)               6,000,000        5,987,083
Citigroup Funding, Inc.
  0.10%, due 1/16/09 (a)(c)           8,000,000        7,999,667
  0.40%, due 2/10/09 (a)(c)          11,250,000       11,245,000
Electricite de France
  0.40%, due 2/9/09 (a)(b)            1,000,000          999,567
  0.40%, due 3/13/09 (a)(b)           8,000,000        7,993,689
  1.00%, due 3/4/09 (a)(b)            5,000,000        4,991,389
  1.30%, due 2/2/09 (a)(b)            5,000,000        4,994,222
  1.40%, due 2/2/09 (a)(b)            8,400,000        8,389,547
Emerson Electric Co.
  0.10%, due 2/9/09 (a)(b)            7,000,000        6,999,242
  1.00%, due 1/9/09 (a)(b)           10,000,000        9,997,778
  1.20%, due 3/19/09 (a)(b)           5,000,000        4,987,167
European Investment Bank
  1.66%, due 3/3/09 (a)               8,500,000        8,476,091
General Electric Capital
  1.55%, due 1/28/09 (a)(c)          10,000,000        9,988,375
  1.55%, due 1/29/09 (a)(c)          10,000,000        9,987,944
Johnson & Johnson
  0.75%, due 1/7/09 (a)(b)           10,000,000        9,998,750
KfW International Finance,
  Inc.
  0.13%, due 3/16/09 (a)(b)          11,550,000       11,546,914
  0.50%, due 1/15/09 (a)(b)           5,000,000        4,999,028
Merck & Co., Inc.
  0.10%, due 2/19/09 (a)              6,970,000        6,969,051
  0.20%, due 2/5/09 (a)              12,000,000       11,997,667
Microsoft Corp.
  0.15%, due 3/19/09 (a)(b)           8,000,000        7,997,433
  0.17%, due 2/6/09 (a)(b)           10,000,000        9,998,300
  0.25%, due 2/6/09 (a)(b)            3,000,000        2,999,250
  0.50%, due 1/16/09 (a)(b)           4,500,000        4,499,062
Nestle Capital Corp.
  0.85%, due 1/20/09 (a)(b)          18,950,000       18,941,499
  1.12%, due 2/20/09 (a)(b)           7,000,000        6,989,111
Pfizer, Inc.
  0.80%, due 2/3/09 (a)(b)            6,000,000        5,995,600
  1.20%, due 3/18/09 (a)(b)           5,000,000        4,987,333
  1.25%, due 3/9/09 (a)(b)            5,000,000        4,988,368
  2.05%, due 1/22/09 (a)(b)          10,000,000        9,988,042
President & Fellows of
  Harvard College
  1.15%, due 1/5/09 (a)               5,500,000        5,499,297
Quebec Province
  1.00%, due 3/6/09 (a)(b)            5,000,000        4,991,111
  1.15%, due 3/3/09 (a)(b)           12,000,000       11,976,617
Rabobank USA Finance Corp.
  2.85%, due 2/26/09 (a)             11,000,000       10,951,233
Shell International Finance
  B.V.
  1.60%, due 4/2/09 (a)(b)           10,000,000        9,959,556
  1.69%, due 4/1/09 (a)(b)           10,000,000        9,957,750
  1.85%, due 2/26/09 (a)(b)           6,000,000        5,982,733
Swedish Export Credit Corp.
  1.68%, due 1/26/09 (a)              5,000,000        4,994,167
  1.70%, due 1/23/09 (a)             11,000,000       10,988,572
  1.70%, due 2/2/09 (a)               9,500,000        9,485,644
Total Finance ELF Capital
  1.15%, due 1/5/09 (a)(b)           12,000,000       11,998,467
  1.15%, due 1/6/09 (a)(b)           12,000,000       11,998,083
Unilever Capital Corp.
  0.42%, due 3/16/09 (a)(b)          10,300,000       10,291,108
  1.20%, due 3/2/09 (a)(b)            5,000,000        4,990,000
  1.30%, due 3/16/09 (a)(b)          10,950,000       10,920,739
Wal-mart Stores, Inc.
  0.20%, due 3/3/09 (a)(b)            7,625,000        7,622,416
  0.65%, due 9/21/09 (a)(b)          10,000,000        9,952,514
                                                  --------------
                                                     471,872,389
                                                  --------------

CORPORATE BOND 0.5%
Wachovia Bank N.A.
  0.474%, due 2/23/09 (d)             5,250,000        5,248,036
                                                  --------------


U.S. GOVERNMENT & FEDERAL AGENCIES 56.6%
Federal Home Loan Bank
  2.116%, due 2/18/09 (d)             5,600,000        5,600,490
  2.70%, due 3/17/09                  8,000,000        8,000,000
Federal Home Loan Bank
  (Discount Notes)

  0.01%, due 1/5/09 (a)              10,000,000        9,999,611
  0.05%, due 1/30/09 (a)              7,425,000        7,424,701
  0.07%, due 1/8/09 (a)               5,000,000        4,999,932
  0.07%, due 1/14/09 (a)             11,025,000       11,024,721


 +  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-55

                                      PRINCIPAL        AMORTIZED
                                         AMOUNT             COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Bank
  (Discount Notes) (continued)
  0.10%, due 2/13/09 (a)            $ 9,950,000   $    9,948,812
  0.14%, due 2/12/09 (a)             14,000,000       13,997,713
  0.15%, due 2/17/09 (a)              5,000,000        4,999,021
  0.17%, due 2/11/09 (a)             10,000,000        9,998,064
  0.19%, due 3/12/09 (a)             12,350,000       12,345,437
  0.20%, due 1/27/09 (a)             10,000,000        9,998,556
  0.20%, due 1/28/09 (a)             10,000,000        9,998,500
  0.20%, due 1/29/09 (a)             10,475,000       10,473,371
  0.20%, due 2/25/09 (a)             13,000,000       12,996,028
  0.20%, due 3/10/09 (a)              8,225,000        8,221,893
  0.21%, due 3/20/09 (a)             15,000,000       14,993,175
  0.35%, due 1/8/09 (a)              10,000,000        9,999,319
  0.40%, due 1/27/09 (a)              5,950,000        5,948,281
  0.50%, due 1/22/09 (a)              9,775,000        9,772,149
  0.50%, due 2/9/09 (a)              13,975,000       13,967,430
  0.65%, due 2/27/09 (a)              8,575,000        8,566,175
  0.78%, due 1/21/09 (a)             10,250,000       10,245,558
  0.78%, due 1/23/09 (a)             10,000,000        9,995,233
  0.80%, due 1/21/09 (a)              3,500,000        3,498,444
  0.88%, due 1/23/09 (a)              7,150,000        7,146,155
  0.90%, due 1/22/09 (a)              8,100,000        8,095,748
  1.25%, due 1/21/09 (a)              8,800,000        8,793,889
  2.10%, due 1/9/09 (a)              15,000,000       14,993,000
  2.20%, due 1/20/09 (a)             15,000,000       14,982,583
  2.27%, due 1/5/09 (a)               6,950,000        6,948,247
  2.29%, due 1/2/09 (a)               9,000,000        8,999,427
  2.40%, due 1/14/09 (a)             15,000,000       14,987,000

Federal Home Loan
  Mortgage Corporation
  1.784%, due 4/7/09 (c)              8,100,000        8,100,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.50%, due 1/12/09 (a)             10,000,000        9,998,472
  0.12%, due 2/6/09 (a)              10,000,000        9,998,800
  0.12%, due 2/10/09 (a)              8,175,000        8,173,910
  0.14%, due 2/13/09 (a)             10,000,000        9,998,328
  0.15%, due 2/3/09 (a)              10,675,000       10,673,532
  0.15%, due 3/11/09 (a)             11,075,000       11,071,816
  0.20%, due 2/18/09 (a)             10,000,000        9,997,333
  0.20%, due 5/11/09 (a)             10,000,000        9,992,778
  0.25%, due 5/26/09 (a)              9,700,000        9,690,233
  0.50%, due 1/2/09 (a)              10,000,000        9,999,861
  0.50%, due 1/12/09 (a)              6,550,000        6,548,999
  0.90%, due 1/15/09 (a)             12,000,000       11,995,800
Federal National Mortgage
  Association (Discount
  Notes)
  0.01%, due 1/13/09 (a)             15,000,000       14,995,750
  0.01%, due 1/15/09 (a)             11,000,000       10,997,433
  0.01%, due 2/4/09 (a)               7,200,000        7,199,320
  0.01%, due 2/23/09 (a)              5,300,000        5,299,064
  0.18%, due 2/24/09 (a)              8,625,000        8,622,671
  0.20%, due 2/4/09 (a)               8,060,000        8,058,478
  0.20%, due 2/11/09 (a)              5,155,000        5,153,826
  0.20%, due 2/20/09 (a)             14,725,000       14,720,910
  0.60%, due 1/16/09 (a)             12,525,000       12,521,869
  0.60%, due 2/24/09 (a)              8,000,000        7,992,800
  0.65%, due 1/27/09 (a)              4,250,000        4,248,005
  0.80%, due 1/26/09 (a)              9,400,000        9,394,778
  2.26%, due 1/6/09 (a)               9,000,000        8,997,175
International Bank for
  Reconstruction &
  Development (Discount
  Note)
  1.25%, due 1/6/09 (a)               9,000,000        8,998,438
United States Treasury Bills
  1.61%, due 4/23/09 (a)             20,000,000       19,899,853
  1.855%, due 3/5/09 (a)             10,000,000        9,967,546
World Bank (Discount Notes)
  0.077%, due 1/8/09 (a)              3,550,000        3,549,947
  0.107%, due 1/8/09 (a)              7,000,000        6,999,854
  1.10%, due 3/2/09 (a)               5,000,000        4,990,833
                                                  --------------
                                                     620,807,075
                                                  --------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $11,527 (Collateralized by
  a United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 1/2/09, with a
  Principal Amount of
  $15,000 and a Market Value
  of $15,000)                            11,527           11,527
                                                  --------------
Total Short-Term Investments
  (Amortized Cost
  $1,097,939,027) (e)                     100.2%   1,097,939,027
Liabilities in Excess of
  Cash and Other Assets                    (0.2)      (2,050,983)
                                          -----     ------------
Net Assets                                100.0%  $1,095,888,044
                                          =====     ============








M-56    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  FDIC-Federal Deposit Insurance
     Corporation.
(d)  Floating rate.  Rate shown is the rate in
     effect at December 31, 2008.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:



                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices              $           --
Level 2--Other Significant
  Observable Inputs                  1,097,939,027
Level 3--Significant Unobservable
  Inputs                                        --
                                    --------------
Total                               $1,097,939,027
                                    ==============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                    AMORTIZED
                                         COST   PERCENT+
Banks                          $   21,793,978       2.0%
Commercial Services                 5,499,297       0.5
Diversified Financial
  Services                         30,927,552       2.8
Electric                           27,368,414       2.5
Electrical Components &
  Equipment                        21,984,187       2.0
Finance--Investment
  Banker/Broker                    19,244,667       1.8
Food                               52,132,457       4.8
Health Care--Products               9,998,750       0.9
Machinery--Construction &
  Mining                            9,995,667       0.9
Miscellaneous--Manufacturing        9,994,805       0.9
Multi-National                      8,476,091       0.9
Oil & Gas                         109,276,553      10.0
Pharmaceuticals                    64,922,921       5.9
Regional (State & Province)        16,967,728       1.5
Repurchase Agreement                   11,527       0.0++
Retail                             17,574,930       1.6
Software                           25,494,045       2.3
Sovereign                          25,468,383       2.3
U.S. Government & Federal
  Agencies                        620,807,075      56.6
                               --------------     -----
                                1,097,939,027     100.2
Liabilities in Excess of
  Cash and Other Assets            (2,050,983)     (0.2)
                               --------------     -----
Net Assets                     $1,095,888,044     100.0%
                               ==============     =====




+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-57

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
   (amortized cost $1,097,939,027)  $1,097,939,027
Receivables:
  Fund shares sold                       1,509,368
  Interest                                  87,489
Other assets                               134,799
                                    --------------
     Total assets                    1,099,670,683
                                    --------------

LIABILITIES:
Payables:
  Fund shares redeemed                   3,078,935
  Manager (See Note 3)                     408,064
  Shareholder communication                178,944
  Professional fees                         35,048
  Custodian                                  7,836
  Directors                                  3,519
Accrued expenses                             3,169
Dividend payable                            67,124
                                    --------------
     Total liabilities                   3,782,639
                                    --------------
Net assets                          $1,095,888,044
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 1.7 billion shares
  authorized                        $   10,958,343
Additional paid-in capital           1,084,880,637
                                    --------------
                                     1,095,838,980
Accumulated net realized gain on
  investments                               49,064
                                    --------------
Net assets applicable to
  outstanding shares                $1,095,888,044
                                    ==============
Shares of capital stock
  outstanding                        1,095,834,300
                                    ==============
Net asset value per share
  outstanding                       $         1.00
                                    ==============







M-58    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $21,754,927
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,215,263
  Administration (See Note 3)             489,486
  Shareholder communication               232,401
  Professional fees                       151,020
  Insurance guarantee                     109,012
  Directors                                30,877
  Proxy fees                               25,011
  Custodian                                24,898
  Miscellaneous                            33,961
                                      -----------
     Total expenses                     4,311,929
                                      -----------
Net investment income                  17,442,998
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           53,414
                                      -----------
Net increase in net assets
  resulting from operations           $17,496,412
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-59

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   17,442,998   $  21,339,516
 Net realized gain on
  investments                         53,414           1,986
                              ------------------------------
 Net increase in net assets
  resulting from operations       17,496,412      21,341,502
                              ------------------------------

Dividends to shareholders:
 From net investment income      (17,444,630)    (21,339,548)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         906,981,144     746,017,935
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       17,444,630      21,339,548
 Cost of shares redeemed        (433,811,044)   (513,890,573)
                              ------------------------------
    Increase in net assets
     derived from capital
     share transactions          490,614,730     253,466,910
                              ------------------------------
    Net increase in net
     assets                      490,666,512     253,468,864

NET ASSETS:
Beginning of year                605,221,532     351,752,668
                              ------------------------------
End of year                   $1,095,888,044   $ 605,221,532
                              ==============================
Accumulated undistributed
 net investment income at
 end of year                  $           --   $         205
                              ==============================







M-60    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------

                               2008         2007        2006        2005        2004
Net asset value at
  beginning of year         $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ----------    --------    --------    --------    --------
Net investment income             0.02        0.05        0.04        0.03        0.01
Net realized and
  unrealized gain (loss)
  on investments                  0.00 ++     0.00 ++    (0.00)++     0.00 ++     0.00 ++
                            ----------    --------    --------    --------    --------
Total from investment
  operations                      0.02        0.05        0.04        0.03        0.01
                            ----------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                      (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
  From net realized gain
     on investments                 --          --          --          --       (0.00)++
                            ----------    --------    --------    --------    --------
Total dividends and
  distributions                  (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
                            ----------    --------    --------    --------    --------
Net asset value at end of
  year                      $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ==========    ========    ========    ========    ========
Total investment return           2.18%       4.86%       4.57%       2.96%(a)    0.85%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.02%       4.71%       4.50%       2.91%       0.83%
  Net expenses                    0.50%       0.50%       0.52%       0.30%       0.55%
  Expenses (before
     reimbursement)               0.50%       0.50%       0.52%       0.50%       0.55%
Net assets at end of year
  (in 000's)                $1,095,888    $605,222    $351,753    $306,900    $308,660




++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-61

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (36.39%)       (1.43%)      (0.75%)




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000    S&P 500
                              PORTFOLIO         INDEX        INDEX
                            ------------    ------------    -------
12/31/98                        10000           10000        10000
                                12996           12104        12091
                                12563           11002        11149
                                10416            9694         9761
                                 7890            7552         7648
                                 9971            9718         9934
                                11057           10776        11067
                                11909           11305        11760
                                13870           13091        13578
                                14583           13810        14362
12/31/08                         9277            8700         8963






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            (36.55%)       (1.69%)       (1.00%)




                                            (After Portfolio operating expenses)

                          MAINSTAY VP
                         COMMON STOCK    S&P 500    RUSSELL 1000
                           PORTFOLIO      INDEX         INDEX
                         ------------    -------    ------------
12/31/98                     10000        10000         10000
                             12966        12104         12091
                             12504        11002         11149
                             10342         9694          9761
                              7814         7552          7648
                              9850         9718          9934
                             10897        10776         11067
                             11702        11305         11760
                             13596        13091         13578
                             14259        13810         14362
12/31/08                      9048         8700          8963







BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
S&P 500(R) Index(4)                        (37.00%)       (2.19%)       (1.38%)
Russell 1000(R) Index(4)                   (37.60)        (2.04)        (1.09)
Average Lipper Variable Products Large-
Cap Core Portfolio(5)                      (38.76)        (2.91)        (1.62)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -1.47% and -0.77% for Initial Class shares and -1.70% and -1.01% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-62    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $711.20         $2.58          $1,022.10         $ 3.05

--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $710.30         $3.65          $1,020.90         $4.32


--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-63

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Oil, Gas & Consumable Fuels             12.6%
Pharmaceuticals                          9.5
Computers & Peripherals                  6.5
Insurance                                5.0
Diversified Telecommunication
  Services                               3.6
Software                                 3.5
Food & Staples Retailing                 3.1
Household Products                       3.1
Specialty Retail                         2.9
Capital Markets                          2.8
Semiconductors & Semiconductor
  Equipment                              2.6
Aerospace & Defense                      2.5
Health Care Providers & Services         2.4
Industrial Conglomerates                 2.4
Commercial Banks                         2.2
Media                                    2.1
Biotechnology                            1.9
Communications Equipment                 1.9
Energy Equipment & Services              1.7
IT Services                              1.7
Machinery                                1.7
Tobacco                                  1.6
Beverages                                1.5
Diversified Financial Services           1.4
Hotels, Restaurants & Leisure            1.4
Internet Software & Services             1.4
Road & Rail                              1.4
Food Products                            1.3
Health Care Equipment & Supplies         1.3
Electric Utilities                       1.1
Consumer Finance                         1.0
Electrical Equipment                     1.0
Household Durables                       1.0%
Multi-Utilities                          1.0
Air Freight & Logistics                  0.9
Multiline Retail                         0.7
Chemicals                                0.6
Commercial Services & Supplies           0.5
Construction & Engineering               0.5
Textiles, Apparel & Luxury Goods         0.5
Airlines                                 0.4
Real Estate Investment Trusts            0.4
Diversified Consumer Services            0.3
Electronic Equipment & Instruments       0.3
Leisure Equipment & Products             0.3
Professional Services                    0.3
Auto Components                          0.2
Life Sciences Tools & Services           0.2
Thrifts & Mortgage Finance               0.2
Wireless Telecommunication Services      0.2
Building Products                        0.1
Containers & Packaging                   0.1
Gas Utilities                            0.1
Independent Power Producers & Energy
  Traders                                0.1
Metals & Mining                          0.1
Paper & Forest Products                  0.1
Health Care Technology                   0.0++
Internet & Catalog Retail                0.0++
Personal Products                        0.0++
Trading Companies & Distributors         0.0++
Exchange Traded Fund                     0.5
Short-Term Investment                    0.3
Cash and Other Assets, Less
  Liabilities                            0.0++
                                       -----
                                       100.0%
                                       =====





++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-67 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Procter & Gamble Co. (The)
    3.  Johnson & Johnson
    4.  Wal-Mart Stores, Inc.
    5.  Pfizer, Inc.
    6.  International Business Machines Corp.
    7.  Chevron Corp.
    8.  Verizon Communications, Inc.
    9.  General Electric Co.
   10.  AT&T, Inc.







M-64    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Common Stock Portfolio returned -36.39% for Initial Class shares and -36.55% for Service Class shares. Both share classes outperformed the -38.76% return of the average Lipper(2) Variable Products Large-Cap Core Portfolio and the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING 2008?

The Portfolio outperformed its benchmark primarily because our model was extremely effective at identifying which stocks to avoid or to underweight, especially in the financials sector. We avoided most of the high-profile underperforming equity securities during 2008, including Bear Sterns, Lehman Brothers, Fannie Mae and AIG.

WHICH SECTORS WERE STRONG CONTRIBUTORS TO
THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING 2008 AND WHICH SECTORS WERE PARTICULARLY WEAK?

All sectors of the S&P 500(R) Index and the Portfolio had negative returns during 2008. Even so, some sectors performed better than others. The financials sector was by far the strongest contributor to the Portfolio's performance relative to the S&P 500(R) Index. As noted earlier, we avoided most--but not all--of the high-profile underperforming equity securities during the year. The Portfolio's relative underweight position in banks such as Citigroup also helped. Other strong-performing sectors were consumer discretionary and information technology. In consumer discretionary, the Portfolio's overweight position in recession-resistant retailers such as Dollar Tree and Family Dollar Stores helped the Portfolio's relative performance.

The sectors that detracted the most from the Portfolio's performance relative to the S&P 500(R) Index were consumer staples, health care and telecommunication services. Consumer staples and health care are both considered to be more recession-resistant sectors, and the Portfolio was hurt by holding underweight positions in these sectors for much of the year.

WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2008 AND WHICH STOCKS DETRACTED THE MOST?

Biotechnology company Amgen, discount retailer Wal-Mart Stores and industrial conglomerate Tyco International provided the strongest contributions to the Portfolio's absolute returns. Wal-Mart Stores and Amgen were two of the few stocks held by the Portfolio that posted positive returns for the year. Wal-Mart Stores did well as its low-price strategy helped the company gain market share. Amgen had success gaining FDA approval for new drug offerings. Tyco International did relatively well during the early part of 2008, and we sold the Portfolio's position before it fell later in the year.

Holdings in General Electric, Microsoft and Prudential Financial made the largest negative absolute contributions to the Portfolio's performance. All three of these stocks underperformed the market in 2008. The Portfolio held an underweight position in General Electric and an overweight position in Prudential Financial. Both stocks declined largely on concerns about exposure to financial securities, whose values continued to drop as the year progressed. Microsoft suffered as


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.

2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-65
economic concerns weakened the outlook for software spending by major corporations.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES OR SALES DURING 2008?

Among the stocks we purchased during the year were Wal-Mart Stores and ExxonMobil. Wal-Mart Stores is widely perceived as recession resistant and gained market share as consumers became more price conscious. We purchased ExxonMobil for the Portfolio as we reduced exposure to other energy stocks that we felt would be more sensitive to the declining price of oil.

We sold the Portfolio's position in brokerage company Morgan Stanley when the company's fundamentals suffered during the ongoing credit crisis. We also sold the Portfolio's position in metals & mining company Freeport-McMoRan Copper & Gold during 2008. The company has seen its earnings power affected since the Beijing Olympics, as copper prices have softened and demand for copper has declined.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

The largest increases in sector weightings during the year were in health care and consumer staples, although the Portfolio remained underweight in consumer staples relative to the benchmark. These sectors are widely perceived as defensive, and our model has positioned the Portfolio more defensively in recent months.

The Portfolio decreased its weightings in materials and energy as prices and demand declined for the commodities that the companies in those sectors produce.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio's most significantly overweight sectors relative to the S&P 500(R) Index were information technology and energy. Many information technology stocks are showing up with valuations that our model finds extremely attractive. In the energy sector, the Portfolio tends to own stocks that are less sensitive to the price of oil and natural gas, such as ExxonMobil and Chevron.

On the same date, the Portfolio's most significantly underweight sectors relative to the benchmark index were consumer staples and utilities. This was true, even though the Portfolio had recently added several consumer staples holdings. Many of the stocks in those sectors have been bought up by investors seeking safety, and as a result, many have become relatively expensive.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.


M-66    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                        SHARES           VALUE
COMMON STOCKS 99.2%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                        62,666   $   2,673,959
General Dynamics Corp.                  49,789       2,867,349
Honeywell International, Inc.          137,983       4,529,982
Lockheed Martin Corp.                   12,316       1,035,529
Northrop Grumman Corp.                  57,308       2,581,152
Precision Castparts Corp.                3,785         225,132
United Technologies Corp.               41,629       2,231,314
                                                 -------------
                                                    16,144,417
                                                 -------------

AIR FREIGHT & LOGISTICS 0.9%
FedEx Corp.                             72,174       4,629,962
United Parcel Service, Inc.
  Class B                               19,373       1,068,615
                                                 -------------
                                                     5,698,577
                                                 -------------

AIRLINES 0.4%
Southwest Airlines Co.                 287,755       2,480,448
                                                 -------------

AUTO COMPONENTS 0.2%
BorgWarner, Inc.                        17,902         389,727
Johnson Controls, Inc.                  33,975         616,986
                                                 -------------
                                                     1,006,713
                                                 -------------

BEVERAGES 1.5%
Brown-Forman Corp. Class B               4,816         247,976
Coca-Cola Co. (The)                     84,941       3,845,279
Coca-Cola Enterprises, Inc.                854          10,274
Constellation Brands, Inc.
  Class A (a)                           35,385         558,021
Molson Coors Brewing Co.
  Class B                                3,950         193,234
Pepsi Bottling Group, Inc.
  (The)                                 47,251       1,063,620
PepsiCo, Inc.                           66,810       3,659,184
                                                 -------------
                                                     9,577,588
                                                 -------------

BIOTECHNOLOGY 1.9%
Amgen, Inc. (a)                        145,369       8,395,060
Biogen Idec, Inc. (a)                   44,303       2,110,152
Cephalon, Inc. (a)                      21,162       1,630,320
Gilead Sciences, Inc. (a)                2,260         115,576
                                                 -------------
                                                    12,251,108
                                                 -------------

BUILDING PRODUCTS 0.1%
Masco Corp.                             66,579         741,024
                                                 -------------

CAPITAL MARKETS 2.8%
Ameriprise Financial, Inc.              77,160       1,802,458
Bank of New York Mellon Corp.
  (The)                                102,719       2,910,029
Charles Schwab Corp. (The)             219,456       3,548,604
Federated Investors, Inc.
  Class B                               17,676         299,785
Franklin Resources, Inc.                 7,831         499,461
Goldman Sachs Group, Inc.
  (The)                                  6,098         514,610
Invesco, Ltd.                           82,645       1,193,394
Jefferies Group, Inc.                    4,799          67,474
Merrill Lynch & Co., Inc.              325,663       3,790,717
Northern Trust Corp.                    21,987       1,146,402
Raymond James Financial, Inc.           14,746         252,599
State Street Corp.                      39,686       1,560,850
                                                 -------------
                                                    17,586,383
                                                 -------------

CHEMICALS 0.6%
Air Products & Chemicals,
  Inc.                                     776          39,009
Airgas, Inc.                            19,533         761,592
Ashland, Inc.                           13,991         147,045
CF Industries Holdings, Inc.             9,250         454,730
Eastman Chemical Co.                     9,503         301,340
Monsanto Co.                            23,930       1,683,475
Rohm & Haas Co.                          6,283         388,227
Terra Industries, Inc.                  20,304         338,468
                                                 -------------
                                                     4,113,886
                                                 -------------

COMMERCIAL BANKS 2.2%
BancorpSouth, Inc.                       5,745         134,203
Bank of Hawaii Corp.                     3,719         167,987
BB&T Corp.                              40,905       1,123,251
City National Corp./CA                   1,949          94,916
Commerce Bancshares,
  Inc./Kansas City MO                   10,213         448,861
Cullen/Frost Bankers, Inc.              16,612         841,896
Fifth Third Bancorp                      6,477          53,500
FirstMerit Corp.                        10,119         208,350
Huntington Bancshares, Inc.             15,526         118,929
National City Corp.                    476,424         862,328
Regions Financial Corp.                  3,801          30,256
SunTrust Banks, Inc.                     1,197          35,360
TCF Financial Corp.                      4,699          64,188
U.S. Bancorp                            24,867         621,924
Wachovia Corp.                       1,630,310       9,031,918
                                                 -------------
                                                    13,837,867
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Brink's Co. (The)                        6,700         180,096
Iron Mountain, Inc. (a)                 68,379       1,691,013
R.R. Donnelley & Sons Co.               34,534         468,972
Stericycle, Inc. (a)                     6,931         360,966
Waste Connections, Inc. (a)              3,253         102,697
Waste Management, Inc.                   2,650          87,821
                                                 -------------
                                                     2,891,565
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-67


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMUNICATIONS EQUIPMENT 1.9%
Cisco Systems, Inc. (a)                609,151   $   9,929,161
F5 Networks, Inc. (a)                    9,904         226,405
Polycom, Inc. (a)                        3,584          48,420
QUALCOMM, Inc.                          39,278       1,407,331
Tellabs, Inc. (a)                       82,124         338,351
                                                 -------------
                                                    11,949,668
                                                 -------------


COMPUTERS & PERIPHERALS 6.5%
Apple, Inc. (a)                         89,756       7,660,675
Dell, Inc. (a)                         246,740       2,526,618
EMC Corp. (a)                          457,825       4,793,428
Hewlett-Packard Co.                    283,028      10,271,086
 v  International Business
  Machines Corp.                       141,862      11,939,106
Lexmark International, Inc.
  Class A (a)                           29,025         780,772
NetApp, Inc. (a)                       130,289       1,820,137
QLogic Corp. (a)                        12,807         172,126
Teradata Corp. (a)                      37,524         556,481
Western Digital Corp. (a)               51,767         592,732
                                                 -------------
                                                    41,113,161
                                                 -------------

CONSTRUCTION & ENGINEERING 0.5%
Fluor Corp.                             66,156       2,968,420
Granite Construction, Inc.                 799          35,100
URS Corp. (a)                            5,388         219,669
                                                 -------------
                                                     3,223,189
                                                 -------------

CONSUMER FINANCE 1.0%
American Express Co.                   125,305       2,324,408
Capital One Financial Corp.            119,031       3,795,899
Discover Financial Services             58,299         555,589
                                                 -------------
                                                     6,675,896
                                                 -------------

CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                         10,302         243,951
Pactiv Corp. (a)                         9,693         241,162
Sealed Air Corp.                        11,939         178,369
Sonoco Products Co.                     12,734         294,919
                                                 -------------
                                                       958,401
                                                 -------------

DIVERSIFIED CONSUMER SERVICES 0.3%
Apollo Group, Inc. Class A
  (a)                                   26,725       2,047,669
DeVry, Inc.                              3,475         199,500
                                                 -------------
                                                     2,247,169
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.4%
Citigroup, Inc.                        210,272       1,410,925
CME Group, Inc.                          2,884         600,189
JPMorgan Chase & Co.                   206,264       6,503,504
Moody's Corp.                            7,294         146,537
                                                 -------------
                                                     8,661,155
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.6%
 v  AT&T, Inc.                         372,897      10,627,564
CenturyTel, Inc.                        14,850         405,850
Embarq Corp.                             3,786         136,145
Qwest Communications
  International, Inc.                    6,661          24,246
 v  Verizon Communications,
  Inc.                                 337,844      11,452,912
                                                 -------------
                                                    22,646,717
                                                 -------------

ELECTRIC UTILITIES 1.1%
Edison International                    29,452         945,998
Entergy Corp.                            3,525         293,033
Exelon Corp.                            12,325         685,393
FPL Group, Inc.                         56,686       2,853,007
Pinnacle West Capital Corp.             10,416         334,666
Progress Energy, Inc.                   24,938         993,779
Southern Co. (The)                      32,868       1,216,116
                                                 -------------
                                                     7,321,992
                                                 -------------

ELECTRICAL EQUIPMENT 1.0%
Cooper Industries, Ltd. Class
  A                                     43,798       1,280,216
Emerson Electric Co.                   120,266       4,402,938
Hubbel, Inc. Class B                    11,539         377,094
Rockwell Automation, Inc.                7,641         246,346
                                                 -------------
                                                     6,306,594
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                                   48,219         753,663
Arrow Electronics, Inc. (a)              4,797          90,376
Ingram Micro, Inc. Class A
  (a)                                   13,714         183,630
Jabil Circuit, Inc.                     67,904         458,352
Molex, Inc.                             44,569         645,805
                                                 -------------
                                                     2,131,826
                                                 -------------

ENERGY EQUIPMENT & SERVICES 1.7%
Cameron International Corp.
  (a)                                   33,545         687,672
ENSCO International, Inc.               57,207       1,624,107
FMC Technologies, Inc. (a)              28,096         669,528
Helmerich & Payne, Inc.                 16,080         365,820
Nabors Industries, Ltd. (a)             13,256         158,674
National Oilwell Varco, Inc.
  (a)                                   69,650       1,702,246
Noble Corp.                            107,409       2,372,665
Patterson-UTI Energy, Inc.              17,773         204,567
Pride International, Inc. (a)            6,356         101,569
Schlumberger, Ltd.                      56,426       2,388,513
Superior Energy Services,
  Inc. (a)                               3,039          48,411
Tidewater, Inc.                         14,225         572,841
                                                 -------------
                                                    10,896,613
                                                 -------------

FOOD & STAPLES RETAILING 3.1%
BJ's Wholesale Club, Inc. (a)           11,801         404,302
CVS Caremark Corp.                       3,380          97,141
Kroger Co. (The)                        54,435       1,437,628
Safeway, Inc.                           95,788       2,276,881



M-68    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD & STAPLES RETAILING (CONTINUED)
Sysco Corp.                             77,651   $   1,781,314
 v  Wal-Mart Stores, Inc.              240,109      13,460,511
                                                 -------------
                                                    19,457,777
                                                 -------------

FOOD PRODUCTS 1.3%
Archer-Daniels-Midland Co.              12,293         354,407
Campbell Soup Co.                       10,781         323,538
Corn Products International,
  Inc.                                   8,682         250,476
Dean Foods Co. (a)                       7,659         137,632
General Mills, Inc.                     79,007       4,799,675
H.J. Heinz Co.                          11,684         439,318
Hershey Co. (The)                        8,598         298,695
J.M. Smucker Co. (The)                   2,034          88,194
Kellogg Co.                             11,988         525,674
Kraft Foods, Inc. Class A               31,437         844,084
                                                 -------------
                                                     8,061,693
                                                 -------------

GAS UTILITIES 0.1%
Equitable Resources, Inc.                3,696         124,001
Nicor, Inc.                             10,743         373,212
UGI Corp.                                8,912         217,631
                                                 -------------
                                                       714,844
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.3%
Baxter International, Inc.              48,848       2,617,764
Boston Scientific Corp. (a)             91,340         706,972
Covidien, Ltd.                          16,208         587,378
Edwards Lifesciences Corp.
  (a)                                   14,236         782,268
Gen-Probe, Inc. (a)                      4,492         192,437
Medtronic, Inc.                         27,862         875,424
STERIS Corp.                            14,345         342,702
Teleflex, Inc.                          11,989         600,649
Varian Medical Systems, Inc.
  (a)                                   31,210       1,093,599
Zimmer Holdings, Inc. (a)                7,838         316,812
                                                 -------------
                                                     8,116,005
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 2.4%
Aetna, Inc.                            142,265       4,054,552
CIGNA Corp.                             67,934       1,144,688
DaVita, Inc. (a)                        14,077         697,797
Humana, Inc. (a)                        34,539       1,287,614
Laboratory Corp. of America
  Holdings (a)                           4,966         319,860
Lincare Holdings, Inc. (a)              23,443         631,320
Omnicare, Inc.                          33,906         941,231
Quest Diagnostics, Inc.                 24,853       1,290,119
UnitedHealth Group, Inc.                25,847         687,530
Universal Health Services,
  Inc. Class B                           5,931         222,828
WellPoint, Inc. (a)                     88,059       3,709,926
                                                 -------------
                                                    14,987,465
                                                 -------------

HEALTH CARE TECHNOLOGY 0.0%++
Cerner Corp. (a)                         2,720         104,584
IMS Health, Inc.                         5,787          87,731
                                                 -------------
                                                       192,315
                                                 -------------
HOTELS, RESTAURANTS & LEISURE
  1.4%
Carnival Corp.                          17,912         435,620
Darden Restaurants, Inc.                41,418       1,167,159
McDonald's Corp.                       102,006       6,343,753
Starbucks Corp. (a)                     72,890         689,540
                                                 -------------
                                                     8,636,072
                                                 -------------

HOUSEHOLD DURABLES 1.0%
Black & Decker Corp.                       835          34,911
Centex Corp.                            31,292         332,947
D.R. Horton, Inc.                       86,303         610,162
Fortune Brands, Inc.                     6,943         286,607
Harman International
  Industries, Inc.                       6,502         108,779
KB Home                                 22,884         311,680
Leggett & Platt, Inc.                   64,720         983,097
Lennar Corp. Class A                    51,159         443,549
Mohawk Industries, Inc. (a)              4,597         197,533
NVR, Inc. (a)                            1,722         785,663
Pulte Homes, Inc.                       84,710         925,880
Stanley Works (The)                     15,603         532,062
Toll Brothers, Inc. (a)                 36,905         790,874
                                                 -------------
                                                     6,343,744
                                                 -------------

HOUSEHOLD PRODUCTS 3.1%
Church & Dwight Co., Inc.               21,420       1,202,090
Clorox Co. (The)                        35,422       1,968,046
Kimberly-Clark Corp.                    16,475         868,892
 v  Procter & Gamble Co.
  (The)                                249,596      15,430,025
                                                 -------------
                                                    19,469,053
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                     53,941         444,474
Constellation Energy Group,
  Inc.                                   6,736         169,006
                                                 -------------
                                                       613,480
                                                 -------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                                  74,411       4,281,609
 v  General Electric Co.               698,060      11,308,572
                                                 -------------
                                                    15,590,181
                                                 -------------

INSURANCE 5.0%
Aflac, Inc.                             93,019       4,263,991
Allstate Corp. (The)                   110,779       3,629,120
American Financial Group,
  Inc.                                  12,336         282,248
Aon Corp.                               12,664         578,491
Arthur J. Gallagher & Co.               10,626         275,320
Assurant, Inc.                           4,973         149,190
Brown & Brown, Inc.                     28,015         585,513
Chubb Corp. (The)                       52,259       2,665,209


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Cincinnati Financial Corp.              37,412   $   1,087,567
Everest Re Group, Ltd.                   4,815         366,614
Genworth Financial, Inc.
  Class A                               20,711          58,612
HCC Insurance Holdings, Inc.            15,896         425,218
Loews Corp.                             95,663       2,702,480
MetLife, Inc.                          160,203       5,584,676
Old Republic International
  Corp.                                 54,354         647,900
Principal Financial Group,
  Inc.                                  58,593       1,322,444
Prudential Financial, Inc.              79,476       2,404,944
StanCorp Financial Group,
  Inc.                                   1,845          77,066
Travelers Cos., Inc. (The)              50,564       2,285,493
Unum Group                              65,662       1,221,313
W.R. Berkley Corp.                      45,005       1,395,155
                                                 -------------
                                                    32,008,564
                                                 -------------

INTERNET & CATALOG RETAIL 0.0%++
Priceline.com, Inc. (a)                    254          18,707
                                                 -------------

INTERNET SOFTWARE & SERVICES 1.4%
eBay, Inc. (a)                         289,148       4,036,506
Google, Inc. Class A (a)                10,587       3,257,091
VeriSign, Inc. (a)                      44,352         846,236
Yahoo!, Inc. (a)                        77,824         949,453
                                                 -------------
                                                     9,089,286
                                                 -------------

IT SERVICES 1.7%
Affiliated Computer Services,
  Inc. Class A (a)                      36,022       1,655,211
Alliance Data Systems Corp.
  (a)                                   21,506       1,000,674
Broadridge Financial
  Solutions LLC                         21,617         271,077
Computer Sciences Corp. (a)             60,642       2,130,960
Fidelity National Information
  Services, Inc.                        39,179         637,442
Fiserv, Inc. (a)                        65,476       2,381,362
Global Payments, Inc.                   14,202         465,684
Lender Processing Services,
  Inc.                                  20,090         591,650
NeuStar, Inc. Class A (a)                3,312          63,359
SAIC, Inc. (a)                          21,987         428,307
Total System Services, Inc.              2,942          41,188
Western Union Co. (The)                 86,173       1,235,721
                                                 -------------
                                                    10,902,635
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Eastman Kodak Co.                       49,921         328,480
Hasbro, Inc.                            50,562       1,474,894
                                                 -------------
                                                     1,803,374
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 0.2%
Life Technologies Corp. (a)             32,340         753,845
Pharmaceutical Product
  Development, Inc.                        103           2,988
Thermo Fisher Scientific,
  Inc. (a)                              18,124         617,485
Waters Corp. (a)                         5,520         202,308
                                                 -------------
                                                     1,576,626
                                                 -------------

MACHINERY 1.7%
AGCO Corp. (a)                          13,374         315,493
Caterpillar, Inc.                       28,658       1,280,153
Cummins, Inc.                           51,938       1,388,303
Dover Corp.                             75,535       2,486,612
Illinois Tool Works, Inc.               52,224       1,830,451
ITT Corp.                                6,957         319,952
Parker Hannifin Corp.                   66,640       2,834,866
Wabtec Corp.                             1,943          77,234
                                                 -------------
                                                    10,533,064
                                                 -------------

MEDIA 2.1%
Comcast Corp. Class A                  237,565       4,010,097
DIRECTV Group, Inc. (The) (a)          101,374       2,322,478
DreamWorks Animation SKG,
  Inc. Class A (a)                      12,363         312,289
Interpublic Group of Cos.,
  Inc. (The) (a)                       173,835         688,387
McGraw-Hill Cos., Inc. (The)             6,211         144,033
Time Warner, Inc.                      566,109       5,695,057
Walt Disney Co. (The)                   15,481         351,264
                                                 -------------
                                                    13,523,605
                                                 -------------

METALS & MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    22,465         549,044
Reliance Steel & Aluminum Co.            4,886          97,427
                                                 -------------
                                                       646,471
                                                 -------------

MULTI-UTILITIES 1.0%
Consolidated Edison, Inc.               13,179         513,058
NSTAR                                   17,633         643,428
PG&E Corp.                             121,383       4,698,736
Puget Energy, Inc.                       5,426         147,967
Vectren Corp.                            6,688         167,267
                                                 -------------
                                                     6,170,456
                                                 -------------

MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)                      32,613         472,562
Dollar Tree, Inc. (a)                   28,029       1,171,612
Family Dollar Stores, Inc.              55,127       1,437,161
J.C. Penney Co., Inc.                   33,200         654,040
Macy's, Inc.                            46,514         481,420
Sears Holdings Corp. (a)                 6,638         258,019
                                                 -------------
                                                     4,474,814
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 12.6%
Anadarko Petroleum Corp.                 8,769         338,045
Apache Corp.                            60,356       4,498,333
 v  Chevron Corp.                      155,742      11,520,236



M-70    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Cimarex Energy Co.                      16,321   $     437,076
Comstock Resources, Inc. (a)             7,591         358,675
ConocoPhillips                         166,340       8,616,412
Devon Energy Corp.                      44,444       2,920,415
Encore Acquisition Co. (a)               2,017          51,474
 v  ExxonMobil Corp.                   447,397      35,715,702
Hess Corp.                               3,628         194,606
Marathon Oil Corp.                      55,609       1,521,462
Massey Energy Co.                       21,213         292,527
Murphy Oil Corp.                        75,256       3,337,604
Noble Energy, Inc.                      41,800       2,057,396
Occidental Petroleum Corp.             119,608       7,175,284
Sunoco, Inc.                            24,135       1,048,907
Valero Energy Corp.                     10,058         217,655
                                                 -------------
                                                    80,301,809
                                                 -------------

PAPER & FOREST PRODUCTS 0.1%
International Paper Co.                 31,644         373,399
MeadWestvaco Corp.                      43,604         487,929
                                                 -------------
                                                       861,328
                                                 -------------

PERSONAL PRODUCTS 0.0%++
Estee Lauder Cos., Inc. (The)
  Class A                                2,823          87,400
                                                 -------------

PHARMACEUTICALS 9.5%
Abbott Laboratories                    130,257       6,951,816
Bristol-Myers Squibb Co.               124,333       2,890,742
Eli Lilly & Co.                        155,644       6,267,784
Endo Pharmaceuticals
  Holdings, Inc. (a)                    38,101         986,054
Forest Laboratories, Inc. (a)          107,070       2,727,073
 v  Johnson & Johnson                  242,248      14,493,698
King Pharmaceuticals, Inc.
  (a)                                   98,665       1,047,822
Merck & Co., Inc.                      223,080       6,781,632
 v  Pfizer, Inc.                       718,961      12,732,799
Schering-Plough Corp.                  271,622       4,625,723
Valeant Pharmaceuticals
  International (a)                      9,225         211,236
Watson Pharmaceuticals, Inc.
  (a)                                   20,926         556,004
Wyeth                                    9,081         340,628
                                                 -------------
                                                    60,613,011
                                                 -------------

PROFESSIONAL SERVICES 0.3%
Dun & Bradstreet Corp.                   1,501         115,877
Manpower, Inc.                           9,938         337,793
Monster Worldwide, Inc. (a)             25,755         311,378
Robert Half International,
  Inc.                                  54,136       1,127,111
                                                 -------------
                                                     1,892,159
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
Apartment Investment &
  Management Co. Class A                 2,227          25,722
Camden Property Trust                    2,224          69,700
Health Care, Inc.                        2,542         107,272
Host Hotels & Resorts, Inc.             40,434         306,085
Kimco Realty Corp.                       3,426          62,627
Plum Creek Timber Co., Inc.              7,590         263,677
Public Storage                          10,199         810,821
Simon Property Group, Inc.              22,998       1,221,884
                                                 -------------
                                                     2,867,788
                                                 -------------

ROAD & RAIL 1.4%
Burlington Northern Santa Fe
  Corp.                                  5,057         382,865
CSX Corp.                               37,885       1,230,126
J.B. Hunt Transport Services,
  Inc.                                   9,455         248,383
Kansas City Southern (a)                   706          13,449
Norfolk Southern Corp.                  75,100       3,533,455
Ryder System, Inc.                      14,125         547,768
Union Pacific Corp.                     56,267       2,689,563
                                                 -------------
                                                     8,645,609
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Altera Corp.                            14,642         244,668
Analog Devices, Inc.                    38,983         741,457
Atmel Corp. (a)                          1,684           5,271
Broadcom Corp. Class A (a)              50,512         857,189
Intel Corp.                            510,431       7,482,918
KLA-Tencor Corp.                        18,056         393,440
Lam Research Corp. (a)                  25,469         541,980
LSI Corp. (a)                          185,477         610,219
National Semiconductor Corp.            51,802         521,646
Novellus Systems, Inc. (a)              39,738         490,367
Texas Instruments, Inc.                281,417       4,367,592
                                                 -------------
                                                    16,256,747
                                                 -------------

SOFTWARE 3.5%
Adobe Systems, Inc. (a)                 67,605       1,439,310
Autodesk, Inc. (a)                      68,527       1,346,556
BMC Software, Inc. (a)                  27,684         744,976
CA, Inc.                                 2,922          54,145
Compuware Corp. (a)                     98,381         664,072
Microsoft Corp.                        539,404      10,486,014
Oracle Corp. (a)                       134,610       2,386,635
Sybase, Inc. (a)                        25,579         633,592
Symantec Corp. (a)                     290,672       3,929,885
Synopsys, Inc. (a)                      33,746         624,976
                                                 -------------
                                                    22,310,161
                                                 -------------

SPECIALTY RETAIL 2.9%
Advance Auto Parts, Inc.                14,716         495,193
American Eagle Outfitters,
  Inc.                                  30,197         282,644
AutoZone, Inc. (a)                      10,500       1,464,435
Best Buy Co., Inc.                     120,909       3,398,752
Foot Locker, Inc.                       36,706         269,422


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-71


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
GameStop Corp. Class A (a)                 856   $      18,541
Gap, Inc. (The)                        180,838       2,421,421
Home Depot, Inc. (The)                  12,280         282,686
Limited Brands, Inc.                    57,540         577,702
Lowe's Cos., Inc.                      184,464       3,969,665
PetSmart, Inc.                           4,693          86,586
RadioShack Corp.                        51,914         619,853
Ross Stores, Inc.                       36,320       1,079,793
Sherwin-Williams Co. (The)              39,081       2,335,090
TJX Cos., Inc.                          43,238         889,406
                                                 -------------
                                                    18,191,189
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc. (a)                        105,933       2,200,228
Jones Apparel Group, Inc.               26,466         155,091
Polo Ralph Lauren Corp.                 22,830       1,036,710
                                                 -------------
                                                     3,392,029
                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.2%
First Niagara Financial
  Group, Inc.                           12,160         196,627
Hudson City Bancorp, Inc.                6,327         100,979
Peoples United Financial                49,404         880,873
                                                 -------------
                                                     1,178,479
                                                 -------------

TOBACCO 1.6%
Altria Group, Inc.                     233,333       3,513,995
Philip Morris International,
  Inc.                                 142,836       6,214,794
UST, Inc.                                8,625         598,403
                                                 -------------
                                                    10,327,192
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.0%++
W.W. Grainger, Inc.                      3,242         255,599
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corp.                    508,530         930,610
Telephone and Data Systems,
  Inc.                                   8,545         271,304
                                                 -------------
                                                     1,201,914
                                                 -------------
Total Common Stocks
  (Cost $819,127,354)                              631,774,602
                                                 -------------


EXCHANGE TRADED FUND 0.5% (B)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                              32,621       2,943,719
                                                 -------------
Total Exchange Traded Fund
  (Cost $2,866,411)                                  2,943,719
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.3%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,627,365 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $1,660,000 and a
  Market Value of $1,660,000)       $1,627,364   $   1,627,364
                                                 -------------
Total Short-Term Investment
  (Cost $1,627,364)                                  1,627,364
                                                 -------------
Total Investments
  (Cost $823,621,129) (c)                100.0%    636,345,685
Cash and Other Assets,
  Less Liabilities                         0.0++       246,032
                                         -----    ------------
Net Assets                               100.0%  $ 636,591,717
                                         =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At December 31, 2008, cost is 839,793,268
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation     $  15,332,415
Gross unrealized depreciation      (218,779,998)
                                  -------------
Net unrealized depreciation       $(203,447,583)
                                  =============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices               $634,718,321
Level 2--Other Significant
  Observable Inputs                     1,627,364
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $636,345,685
                                     ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




M-72    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $823,621,129)     $ 636,345,685
Cash                                         4,550
Receivables:
  Investment securities sold             2,741,670
  Dividends                              1,119,871
  Fund shares sold                          45,088
Other assets                                 2,220
                                     -------------
     Total assets                      640,259,084
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        3,094,847
  Manager (See Note 3)                     303,593
  Shareholder communication                146,512
  Professional fees                         41,805
  Fund shares redeemed                      36,112
  Custodian                                 24,119
  NYLIFE Distributors (See Note 3)          11,175
  Directors                                  2,959
Accrued expenses                             6,245
                                     -------------
     Total liabilities                   3,667,367
                                     -------------
Net assets                           $ 636,591,717
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     528,161
Additional paid-in capital             956,566,891
                                     -------------
                                       957,095,052
Accumulated undistributed net
  investment income                     11,991,419
Accumulated net realized loss on
  investments                         (145,219,310)
Net unrealized depreciation on
  investments                         (187,275,444)
                                     -------------
Net assets                           $ 636,591,717
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 585,157,791
                                     =============
Shares of capital stock outstanding     48,529,369
                                     =============
Net asset value per share
  outstanding                        $       12.06
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  51,433,926
                                     =============
Shares of capital stock outstanding      4,286,720
                                     =============
Net asset value per share
  outstanding                        $       12.00
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-73

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  16,725,228
  Income from securities loaned---
     net                                   198,213
  Interest                                  23,080
                                     -------------
     Total income                       16,946,521
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,688,136
  Administration (See Note 3)              615,796
  Shareholder communication                190,891
  Distribution and
     service--Service Class
     (See Note 3)                          173,286
  Professional fees                        142,035
  Custodian                                 51,535
  Directors                                 35,028
  Miscellaneous                             49,755
                                     -------------
     Total expenses                      4,946,462
                                     -------------
Net investment income                   12,000,059
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (135,730,552)
Net change in unrealized
  appreciation on investments         (243,427,858)
                                     -------------
Net realized and unrealized loss
  on Investments                      (379,158,410)
                                     -------------
Net decrease in net assets
  resulting from operations          $(367,158,351)
                                     =============







M-74    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   12,000,059   $   12,942,474
 Net realized gain (loss)
  on investments               (135,730,552)     116,430,328
 Net change in unrealized
  appreciation on
  investments                  (243,427,858)     (76,724,663)
                             -------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (367,158,351)      52,648,139
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment
  income:
    Initial Class               (11,991,028)     (11,714,614)
    Service Class                  (857,793)        (881,846)
                             -------------------------------
                                (12,848,821)     (12,596,460)
                             -------------------------------
 From net realized gain on
  investments:
    Initial Class              (108,148,699)     (69,747,453)
    Service Class                (9,443,368)      (6,069,433)
                             -------------------------------
                               (117,592,067)     (75,816,886)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                 (130,440,888)     (88,413,346)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        105,522,244       95,134,408
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             130,440,888       88,413,346
 Cost of shares redeemed       (117,969,547)    (147,383,511)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         117,993,585       36,164,243
                             -------------------------------
 Net increase (decrease) in
  net assets                   (379,605,654)         399,036

NET ASSETS:
Beginning of year             1,016,197,371    1,015,798,335
                             -------------------------------
End of year                  $  636,591,717   $1,016,197,371
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   11,991,419   $   12,843,277
                             ===============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-75

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                            --------    --------    --------    --------    --------
Net investment income           0.22        0.32 (a)    0.31 (a)    0.33 (a)    0.28 (b)
Net realized and
  unrealized gain (loss)
  on investments               (8.72)       1.01        3.26        1.25        1.77
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (8.50)       1.33        3.57        1.58        2.05
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.30)      (0.32)      (0.14)      (0.22)      (0.28)
  From net realized gain
     on investments            (2.74)      (1.92)      (0.54)      (0.26)         --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (3.04)      (2.24)      (0.68)      (0.48)      (0.28)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  12.06    $  23.60    $  24.51    $  21.62    $  20.52
                            ========    ========    ========    ========    ========
Total investment return       (36.39%)      5.14%      16.47%       7.70%(c)   10.90%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.44%       1.26%       1.35%       1.58%       1.44%(b)
  Net expenses                  0.56%       0.50%       0.52%       0.30%       0.53%
  Expenses (before
     reimbursement)             0.56%       0.50%       0.52%       0.50%       0.53%
Portfolio turnover rate          111%        105%         90%         83%        151%
Net assets at end of year
  (in 000's)                $585,158    $932,918    $950,660    $863,109    $923,660




(a)  Per share data based on average shares outstanding during the year.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-76    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      ---------------------------------------------------
                    YEAR ENDED DECEMBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004

      $ 23.48    $ 24.41    $ 21.56    $ 20.49    $ 18.74
      -------    -------    -------    -------    -------
         0.23       0.25 (a)   0.25 (a)   0.28 (a)   0.24 (b)
        (8.72)      1.02       3.24       1.23       1.75
      -------    -------    -------    -------    -------
        (8.49)      1.27       3.49       1.51       1.99
      -------    -------    -------    -------    -------

        (0.25)     (0.28)     (0.10)     (0.18)     (0.24)
        (2.74)     (1.92)     (0.54)     (0.26)        --
      -------    -------    -------    -------    -------
        (2.99)     (2.20)     (0.64)     (0.44)     (0.24)
      -------    -------    -------    -------    -------
      $ 12.00    $ 23.48    $ 24.41    $ 21.56    $ 20.49
      =======    =======    =======    =======    =======
       (36.55%)     4.88%     16.18%      7.39%(c)  10.62%

         1.18%      1.01%      1.11%      1.33%      1.19%(b)
         0.81%      0.75%      0.77%      0.55%      0.78%
         0.81%      0.75%      0.77%      0.75%      0.78%
          111%       105%        90%        83%       151%
      $51,434    $83,279    $65,138    $47,311    $33,013




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-77

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses            (18.41%)      (1.80%)




                                            (After Portfolio operating expenses)

                             MAINSTAY VP                                        BARCLAYS CAPITAL
                       CONSERVATIVE ALLOCATION    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                              PORTFOLIO              INDEX          INDEX             INDEX
                       -----------------------    ----------    ------------    ----------------
2/13/06                         10000                10000          10000             10000
                                10820                11386          12152             10457
                                11631                12012          13509             11185
12/31/08                         9489                 7568           7649             11771






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses            (18.62%)      (2.04%)




                                            (After Portfolio operating expenses)

                               MAINSTAY VP                                        BARCLAYS CAPITAL
                         CONSERVATIVE ALLOCATION    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                                PORTFOLIO              INDEX          INDEX             INDEX
                         -----------------------    ----------    ------------    ----------------
2/13/06                           10000                10000          10000             10000
                                  10797                11386          12152             10457
                                  11577                12012          13509             11185
12/31/08                           9422                 7568           7649             11771







BENCHMARK PERFORMANCE                           ONE          SINCE
                                               YEAR        INCEPTION
--------------------------------------------------------------------
S&P 500(R) Index(2)                           (37.00%)       (9.20%)
MSCI EAFE(R) Index(2)                         (43.38)        (8.86)
Barclays Capital Aggregate Bond Index(2)        5.24          5.80
Average Lipper Variable Products Mixed-
  Asset Target Allocation Conservative
  Portfolio(3)                                (17.63)        (2.42)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-78    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $850.60         $0.33          $1,024.80         $0.36
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $849.60         $1.49          $1,023.50         $1.63
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.07% for Initial Class and 0.32% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-79

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Current Income                                   52.6
Growth of Capital                                26.4
Total Return                                     19.3
Capital Appreciation                              1.7
Cash and Other Assets, Less Liabilities         0.0++





++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-84 for specific holdings within these categories.



M-80    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Conservative Allocation Portfolio returned -18.41% for Initial Class shares and -18.62% for Service Class shares. Both share classes underperformed the -17.63% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Conservative Portfolio over the same period. Both share classes outperformed the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

Performance in the fixed-income portion of the Portfolio, which contains Underlying Portfolios/Funds that invest in high-yield and floating-rate debt instruments, trailed the performance of the Portfolio's fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index(2) (formerly the Lehman Brothers(R) Aggregate Bond Index), which contains only investment-grade debt. On the whole, high-yield and floating-rate debt fared dramatically worse than investment-grade bonds during 2008. The Portfolio outperformed the S&P 500(R) Index, in part because it invested in Underlying Fixed Income Portfolios/Funds, which generally outperformed Underlying Equity Portfolios/Funds during the year. The S&P 500(R) Index does not contain fixed-income securities.

DURING 2008, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2008, these techniques proved modestly successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2008?

During 2008, the Portfolio made its first investments in Underlying Portfolios/Funds that employ a 130/30 strategy, which typically allows the portfolio managers of the Underlying Portfolios/Funds to pursue a larger set of opportunities through a certain amount of short selling of securities that the portfolio managers of those Underlying Portfolios/Funds believe to be overpriced. During the year, however, regulatory authorities in several countries enacted temporary rules prohibiting the short-selling of certain stocks. Among the Portfolio's more substantial moves was a shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund in the second quarter of 2008. This move was also among the more successful, as the latter Underlying Portfolio/Fund has outperformed the former by a significant margin since the investment was made.

The Portfolio's investment in MainStay 130/30 Core Fund also performed better than an investment in its long-only counterpart would have. But a similar investment involving MainStay 130/30 Growth Fund had little impact on performance, as returns for that Underlying Portfolio/Fund were not materially different from those of its long-only counterparts. An investment in the MainStay 130/30 International Fund was mildly disappointing, as the performance of this Underlying Portfolio/Fund was slightly below that of its benchmark.

Also, the Portfolio entered the reporting period with a bias toward Underlying Portfolios/Funds that invest


1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-81
in growth stocks. This bias was gradually unwound during the first half of 2008. The timing on that decision was good, as the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS DURING 2008 AND WHICH HAD THE WEAKEST?

All Underlying Equity Portfolios/Funds in which the Portfolio invested generated substantial negative returns in 2008. MainStay VP International Equity Portfolio provided the least negative performance, which was surprising, since international stocks in general fared quite poorly relative to domestic issues. MainStay 130/30 Core Fund was the next-best performing Underlying Fund in which the Portfolio consistently maintained a position.

At the opposite end of the spectrum, MainStay 130/30 International Fund had the weakest return among the Portfolio's holdings during 2008, followed by MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Despite negative absolute performance, MainStay VP Common Stock Portfolio made the most substantial positive contribution to the Portfolio's performance relative to the S&P 500(R) Index. Ironically, that same Underlying Portfolio was among the larger detractors from absolute performance because of the comparatively large size of the Portfolio's position. MainStay VP Large Cap Growth Portfolio made sizable negative contributions to both absolute and relative performance.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING 2008?

Distress in the housing market led to large losses in bank portfolios and liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of widening credit spreads.(3) Government securities (excluding inflation-adjusted instruments) were the only debt instruments that fared especially well during 2008, although investment-grade debt also managed to generate positive returns. A position in MainStay VP Bond Portfolio added to the Portfolio's return during the year, but positions in MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund all detracted from absolute performance.

As defaults rose, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Portfolio's position in MainStay VP Floating Rate Portfolio.

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Portfolio's fixed-income allocations during 2008. First was the shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund, discussed above. Second, we shifted some assets out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to shorten the duration of the fixed-income portion of the Portfolio slightly.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH ONES DETRACTED MOST FROM THE PORTFOLIO'S PERFORMANCE?

The Underlying Portfolio that contributed most positively to the Portfolio's return was the MainStay VP Bond Portfolio. MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio were the two greatest detractors from the Portfolio's fixed-income performance.



3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-82    MainStay VP Conservative Allocation Portfolio

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.


The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the investment risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the investments of Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH AT LEAST APRIL 30, 2009, AS DISCUSSED IN NOTE 11.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Information about MainStay VP Conservative Allocation Portfolio on this page and the preceding pages has not been audited.


                                                 mainstayinvestments.com    M-83

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------------

EQUITY FUNDS 40.8%
MainStay 130/30 Core Fund
  Class I (a)                         876,751   $   5,050,083
MainStay 130/30 Growth Fund
  Class I (a)(b)                      586,937       3,697,704
MainStay 130/30 International
  Fund Class I (b)                    495,514       2,601,446
MainStay Growth Equity Fund
  Class I (a)                         608,086       4,761,317
MainStay ICAP Equity Fund
  Class I                             445,248      11,197,990
MainStay ICAP International
  Fund Class I                        176,292       4,015,923
MainStay MAP Fund Class I             165,218       3,570,354
MainStay VP Common Stock
  Portfolio Initial Class           1,660,363      20,020,338
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,327,864      11,171,478
MainStay VP International
  Equity Portfolio Initial
  Class                               368,823       4,168,039
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       1,735,245      15,954,824
MainStay VP S&P 500 Index
  Portfolio Initial Class               7,550         138,571
MainStay Value Fund Class I            50,585         613,598
                                                -------------
                                                   86,961,665
                                                -------------
FIXED INCOME FUNDS 59.2%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,247,440       9,929,621
MainStay Institutional Bond
  Fund Class I                      1,470,538      14,161,285
MainStay VP Bond Portfolio
  Initial Class (a)                 5,777,577      79,865,977
MainStay VP Floating Rate
  Portfolio Initial Class (a)       2,302,835      15,958,934
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                       951,410       6,470,846
                                                -------------
                                                  126,386,663
                                                -------------
Total Investments
  (Cost $261,703,894) (c)               100.0%    213,348,328
Cash and Other Assets,
  Less Liabilities                      0.0++          78,719
                                        -----    ------------
Net Assets                              100.0%  $ 213,427,047
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At December 31, 2008, cost is
     $263,624,269 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation      $      2,223
Gross unrealized depreciation       (50,278,164)
                                   ------------
Net unrealized depreciation        $(50,275,941)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices               $213,348,328
Level 2--Other Significant
  Observable Inputs                            --
Level 3--Significant
  Unobservable Inputs                          --
                                     ------------
Total                                $213,348,328
                                     ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-84    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $261,703,894)                 $213,348,328
Cash                                       24,331
Receivables:
  Fund shares sold                        217,427
Other assets                                  485
                                     ------------
     Total assets                     213,590,571
                                     ------------

LIABILITIES:
Payables:
  NYLIFE Distributors (See Note 3)         45,580
  Shareholder communication                37,582
  Investment securities purchased          24,330
  Fund shares redeemed                     21,977
  Professional fees                        21,835
  Custodian                                 8,371
  Directors                                   823
Accrued expenses                            3,026
                                     ------------
     Total liabilities                    163,524
                                     ------------
Net assets                           $213,427,047
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    240,818
Additional paid-in capital            257,355,860
                                     ------------
                                      257,596,678
Accumulated undistributed net
  investment income                     7,683,563
Accumulated net realized loss on
  investments                          (3,497,628)
Net unrealized depreciation on
  investments                         (48,355,566)
                                     ------------
Net assets                           $213,427,047
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  3,984,098
                                     ============
Shares of capital stock outstanding       448,148
                                     ============
Net asset value per share
  outstanding                        $       8.89
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $209,442,949
                                     ============
Shares of capital stock outstanding    23,633,626
                                     ============
Net asset value per share
  outstanding                        $       8.86
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-85

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $  7,028,777
  Interest                                   3,017
                                      ------------
     Total income                        7,031,794
                                      ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                    528,701
  Shareholder communication                 52,547
  Professional fees                         48,504
  Custodian                                 15,208
  Directors                                  8,155
  Miscellaneous                             13,741
                                      ------------
     Total expenses                        666,856
                                      ------------
Net investment income                    6,364,938
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                       (6,672,763)
  Capital gain distributions from
     affiliated investment
     companies                           4,764,124
                                      ------------
Net realized loss on investments
  from affiliated investment
  companies                             (1,908,639)
                                      ------------
Net change in unrealized
  appreciation on investments          (49,521,242)
                                      ------------
Net realized and unrealized loss on
  investments                          (51,429,881)
                                      ------------
Net decrease in net assets
  resulting from operations           $(45,064,943)
                                      ============







M-86    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  6,364,938   $  4,104,395
 Net realized gain (loss)
  from affiliated investment
  companies                      (1,908,639)     4,925,601
 Net change in unrealized
  appreciation on investments   (49,521,242)    (1,190,899)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (45,064,943)     7,839,097
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                    (5,382)       (67,747)
    Service Class                    (9,969)    (4,400,658)
                               ---------------------------
                                    (15,351)    (4,468,405)
                               ---------------------------
 From net realized gain on
  investments:
    Initial Class                   (31,727)       (38,310)
    Service Class                (1,768,904)    (2,652,481)
                               ---------------------------
                                 (1,800,631)    (2,690,791)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (1,815,982)    (7,159,196)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        114,938,936    124,139,893
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,815,982      7,159,196
 Cost of shares redeemed        (39,773,030)   (14,775,153)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          76,981,888    116,523,936
                               ---------------------------
    Net increase in net
     assets                      30,100,963    117,203,837

NET ASSETS:
Beginning of year               183,326,084     66,122,247
                               ---------------------------
End of year                    $213,427,047   $183,326,084
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  7,683,563   $     15,340
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-87

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       INITIAL CLASS
                             ---------------------------------
                                                  FEBRUARY 13,
                                                     2006**
                                 YEAR ENDED          THROUGH
                                DECEMBER 31,      DECEMBER 31,
                             ---------------------------------

                               2008      2007         2006

Net asset value at
  beginning of period        $ 11.01    $10.68       $10.00
                             -------    ------       ------
Net investment income           0.32 (a)  0.30         0.19 (a)
Net realized and unrealized
  gain (loss) on
  investments                  (2.35)     0.50         0.63
                             -------    ------       ------
Total from investment
  operations                   (2.03)     0.80         0.82
                             -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                    (0.01)    (0.30)       (0.11)
  From net realized gain on
     investments               (0.08)    (0.17)       (0.03)
                             -------    ------       ------
Total dividends and
  distributions                (0.09)    (0.47)       (0.14)
                             -------    ------       ------
Net asset value at end of
  period                     $  8.89    $11.01       $10.68
                             =======    ======       ======
Total investment return       (18.41%)    7.49%        8.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.16%     3.28%        2.04%++
  Net expenses (b)              0.06%     0.09%        0.25%++
  Expenses (before
     reimbursement/recoup-
     ment) (b)                  0.06%     0.08%        0.28%++
Portfolio turnover rate           44%       11%          23%
Net assets at end of period
  (in 000's)                 $ 3,984    $2,644       $1,480




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)  Total return is not annualized.





M-88    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                  SERVICE CLASS
      ------------------------------------
                              FEBRUARY 13,
                                 2006**
       YEAR ENDED DECEMBER       THROUGH
              31,             DECEMBER 31,
      ------------------------------------

        2008        2007          2006

      $  10.99    $  10.67       $ 10.00
      --------    --------       -------
          0.30 (a)    0.26          0.18 (a)
         (2.35)       0.51          0.62
      --------    --------       -------
         (2.05)       0.77          0.80
      --------    --------       -------

         (0.00)++    (0.28)        (0.10)
         (0.08)      (0.17)        (0.03)
      --------    --------       -------
         (0.08)      (0.45)        (0.13)
      --------    --------       -------
      $   8.86    $  10.99       $ 10.67
      ========    ========       =======
        (18.62%)      7.23%         7.97%(c)

          2.95%       3.48%         1.96%++
          0.31%       0.34%         0.50%++
          0.31%       0.33%         0.53%++
            44%         11%           23%
      $209,443    $180,682       $64,642




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-89

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (34.42%)       (1.21%)       3.40%




                                            (After Portfolio operating expenses)

                                                              MERRILL LYNCH
                                                                 ALL US
                                     MAINSTAY VP         CONVERTIBLE SECURITIES
                                CONVERTIBLE PORTFOLIO             INDEX
                                ---------------------    ----------------------
12/31/98                               10000.00                 10000.00
                                       14198.00                 13956.00
                                       13486.00                 12560.00
                                       13192.00                 12002.00
                                       12149.00                 10972.00
                                       14850.00                 13951.00
                                       15757.00                 15292.00
                                       16795.00                 15447.00
                                       18549.00                 17429.00
                                       21305.00                 18219.00
12/31/08                               13972.00                 11710.00






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (34.58%)       (1.46%)       3.15%




                                            (After Portfolio operating expenses)

                                                       MERRILL LYNCH
                                                          ALL US
                              MAINSTAY VP         CONVERTIBLE SECURITIES
                         CONVERTIBLE PORTFOLIO             INDEX
                         ---------------------    ----------------------
12/31/98                        10000.00                 10000.00
                                14166.00                 13956.00
                                13425.00                 12560.00
                                13101.00                 12002.00
                                12036.00                 10972.00
                                14675.00                 13951.00
                                15534.00                 15292.00
                                16515.00                 15447.00
                                18194.00                 17429.00
                                20845.00                 18219.00
12/31/08                        13636.00                 11710.00







BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
Merrill Lynch All US Convertible
Securities Index(4)                         (35.73%)       (3.44%)       1.59%
Average Lipper Convertible Securities
Fund(5)                                     (33.82)        (2.75)        1.96



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -1.24% and 3.39% for Initial Class shares and -1.47% and 3.15% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Convertible Securities Portfolio is representative of portfolios that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance.




M-90    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $686.30         $2.88          $1,021.70         $3.46
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $685.50         $3.94          $1,020.50         $4.72
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.68% for Initial Class and 0.93% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-91

PORTFOLIO COMPOSITIONS AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Convertible Bonds                               70.30
Convertible Preferred Stocks                    17.50
Common Stocks                                    8.60
Short-Term Investment                            2.20
Cash and Other Assets, Less Liabilities          1.40





See Portfolio of Investments on page M-95 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    2.  Teva Pharmaceutical Finance Co. B.V.,
        Series D,
        1.75%, due 2/1/26
    3.  Bank of America Corp., Series L, 7.25%
    4.  EMC Corp., 1.75%, due 12/1/11
    5.  Schering-Plough Corp., 6.00%
    6.  Medtronic, Inc., 1.625%, due 4/15/13
    7.  Covanta Holding Corp., 1.00%, due 2/1/27
    8.  Nasdaq Stock Market, Inc. (The), 2.50%,
        due 8/15/13
    9.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
   10.  Waste Connections, Inc., 3.75%, due
        4/1/26







M-92    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Convertible Portfolio returned -34.42% for Initial Class shares and -34.58% for Service Class shares. Both share classes underperformed the -33.82% return of the average Lipper(1) Convertible Securities Fund and outperformed the -35.73% return of the Merrill Lynch All US Convertible Securities Index(1) for the 12 months ended December 31, 2008. The Merrill Lynch All US Convertible Securities Index is the Portfolio's broad-based securities-market index.

WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH SECTORS WERE PARTICULARLY WEAK?

In terms of absolute gain, the Portfolio's strongest performing sector was energy. Although energy and commodity-related investments performed poorly in the final two months of 2008, we sold several of our energy holdings earlier in the year at favorable prices. Strong performers in the energy sector included a convertible bond position of contract driller Pride International and common stock of integrated oil company Hess.

The Portfolio's second-best performing sector in 2008 was consumer nondurables. The Portfolio's positions in convertible bonds of household products & wares company Church & Dwight and consumer foods company General Mills were among the Portfolio's stronger performers, as investors sought out sectors they felt might be less affected by an economic downturn.

The Portfolio's third-best performing sector in absolute terms was health care. Positions in convertible bonds of Teva Pharmaceutical Finance, Johnson & Johnson and Medtronic held up well as investors sought defensive investments in a weak economic period.

The Portfolio's worst performing sector in terms of absolute dollars lost was financials. Although the Portfolio was underweight in the sector, it lost money on investments in convertible preferred shares of American International Group, Citigroup, Bank of America and Lehman Brothers. These convertible preferred shares traded down as the companies continued to report staggering losses from investments in mortgage-related securities.

The Portfolio's second-worst performing sector was basic materials. Holdings in convertible preferred shares of German chemical company Celanese, Brazilian mining company subsidiary Vale Capital, Ltd., and global mining enterprise Freeport-McMoRan Copper & Gold performed poorly when falling commodity prices dimmed the outlook for the stocks of these companies.

In 2008, the Portfolio's third worst-performing market segment was automobiles. A position in the convertible preferred shares of General Motors performed poorly when investors became increasingly concerned that a slowdown in the U.S. economy would affect new vehicle sales. Unfortunately, General Motors relies on light truck and SUV sales to generate the bulk of its profits. In a period when gasoline prices surpassed $4 a gallon, vehicle buyers were naturally attracted to automotive categories that offered greater fuel efficiency.

WHICH INDIVIDUAL HOLDINGS PROVIDED THE STRONGEST RETURNS IN 2008 AND WHICH HOLDINGS DETRACTED THE MOST?

The Portfolio's strongest individual contributor was a convertible bond position in offshore drilling company Pride International, followed by a convertible


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Portfolios that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-93
bond position in household and personal-care products company Church & Dwight and a common stock position in engineering and construction company McDermott International. McDermott International benefited from high energy prices, and we sold most of the Portfolio's position in the company before the shares declined in the second half of 2008.

The Portfolio's three weakest contributors were Citigroup, American International Group and oil services company Schlumberger. The Portfolio's large convertible bond position in Schlumberger suffered with the declining price of oil and natural gas--and with the company's warning that fourth-quarter 2008 profits would fall short of earlier estimates.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES OR SALES DURING 2008?

We bought convertible bonds of pharmaceutical company Gilead Sciences as the company's HIV treatments continued to penetrate the patient population. We also felt that the company's products would be relatively immune to an economic slowdown.

We also purchased convertible bonds of copper, aluminum and fiber optic wire and cable producer General Cable, when we felt the bonds' yield was particularly attractive after a price decline occurred in tandem with the price of the company's common shares. We believe that even if business slows, General Cable should survive and be able to continue to meet its debt obligations.

During 2008, we sold two-thirds of the Portfolio's common stock position in Costco Wholesale, as the stock reached our price target. We also sold the Portfolio's convertible bond position in Disney as the bonds approached the date when the company could call the bonds from holders. We anticipated that a call by the company would depress the value of the bonds, and our assessment was later confirmed.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING 2008?

In 2008, the Portfolio slightly decreased its weighting in the energy sector because of market depreciation and the sale of positions in Pride International, Hess and Halliburton. The Portfolio increased its weighting in the financials sector with our participation in several large offerings from Citigroup, Bank of America and Lehman Brothers during the summer.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio was overweight relative to the Merrill Lynch All Convertible Securities Index in energy and slightly overweight in health care. As of the same date, the Portfolio was underweight relative to the benchmark in financials and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Convertible Portfolio on this page and the preceding pages has not been audited.


M-94    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 87.8%+
CONVERTIBLE BONDS 70.3%
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.0%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 4,360,000   $   4,360,000
  3.00%, due 8/1/35                      943,000         943,000
Triumph Group, Inc.
  2.625%, due 10/1/26                  2,701,000       2,481,544
                                                   -------------
                                                       7,784,544
                                                   -------------

AIRLINES 0.8%
JetBlue Airways Corp.
  3.75%, due 3/15/35                   2,639,000       2,045,225
                                                   -------------


AUTO MANUFACTURERS 0.3%
Ford Motor Co.
  4.25%, due 12/15/36                  3,171,000         832,388
                                                   -------------


AUTO PARTS & EQUIPMENT 0.1%
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)                          1,320,000         310,200
  4.00%, due 2/15/27                      75,000          17,625
                                                   -------------
                                                         327,825
                                                   -------------

BIOTECHNOLOGY 4.6%
Amgen, Inc.
  0.125%, due 2/1/11 (a)               3,374,000       3,260,127
  0.125%, due 2/1/11                   4,731,000       4,571,329
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                      509,000         373,479
Gilead Sciences, Inc.
  0.625%, due 5/1/13                   2,659,000       3,632,859
                                                   -------------
                                                      11,837,794
                                                   -------------

COAL 0.7%
Peabody Energy Corp.
  4.75%, due 12/15/66                  2,868,000       1,735,140
                                                   -------------


COMMERCIAL SERVICES 0.4%
Sotheby's
  3.125%, due 6/15/13 (a)              1,821,000       1,129,020
                                                   -------------


COMPUTERS 5.4%
CACI International, Inc.
  2.125%, due 5/1/14                   3,190,000       3,014,550
 v  EMC Corp.
  1.75%, due 12/1/11 (a)               5,393,000       5,291,881
  1.75%, due 12/1/11                   5,693,000       5,586,256
                                                   -------------
                                                      13,892,687
                                                   -------------

DISTRIBUTION & WHOLESALE 1.0%
WESCO International, Inc.
  1.75%, due 11/15/26                  4,428,000       2,463,075
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 5.2%
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32           3,725,000       4,041,625
 v  Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (a)              12,365,000       9,211,925
                                                   -------------
                                                      13,253,550
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 1.5%
EnerSys
  3.375%, due 6/1/38                   2,481,000       1,321,132
General Cable Corp.
  0.875%, due 11/15/13                 4,328,000       2,526,470
                                                   -------------
                                                       3,847,602
                                                   -------------

ELECTRONICS 5.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    6,630,000       7,467,037
Itron, Inc.
  2.50%, due 8/1/26                    2,641,000       2,845,678
Merix Corp.
  4.00%, due 5/15/13                   3,644,000         920,110
TTM Technologies, Inc.
  3.25%, due 5/15/15                   4,232,000       2,073,680
                                                   -------------
                                                      13,306,505
                                                   -------------

ENERGY--ALTERNATE SOURCES 4.3%
 v  Covanta Holding Corp.
  1.00%, due 2/1/27                   11,425,000      10,453,875
Energy Conversion Devices,
  Inc.
  3.00%, due 6/15/13                   1,089,000         536,332
                                                   -------------
                                                      10,990,207
                                                   -------------

ENTERTAINMENT 1.3%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                   847,000         591,841
  3.625%, due 3/15/25                  4,128,000       2,647,080
                                                   -------------
                                                       3,238,921
                                                   -------------

ENVIRONMENTAL CONTROLS 3.2%
 v  Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                1,790,000       1,924,250


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest issuers held, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-95

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS (CONTINUED)
Waste Connections, Inc. (continued)
  3.75%, due 4/1/26                  $ 5,958,000   $   6,404,850
                                                   -------------
                                                       8,329,100
                                                   -------------

FOOD 2.2%
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              4,723,000       3,672,133
Tyson Foods, Inc.
  3.25%, due 10/15/13                  2,561,000       2,077,611
                                                   -------------
                                                       5,749,744
                                                   -------------

HEALTH CARE--PRODUCTS 5.4%
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                             5,537,000       3,246,066
 v  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              1,260,000       1,118,250
  1.625%, due 4/15/13                 10,833,000       9,614,288
                                                   -------------
                                                      13,978,604
                                                   -------------


INTERNET 0.0% ++
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                         2,335,418             234
                                                   -------------

OIL & GAS 8.6%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                  12,455,000       7,332,881
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    3,719,000       2,580,056
 v  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 15,812,000      12,254,300
                                                   -------------
                                                      22,167,237
                                                   -------------

OIL & GAS SERVICES 4.3%
Cameron International Corp.
  2.50%, due 6/15/26                   2,550,000       2,530,875
 v  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                   6,772,000       8,456,535
                                                   -------------
                                                      10,987,410
                                                   -------------

PHARMACEUTICALS 4.4%
 v  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                   10,117,000      11,166,639
                                                   -------------


RETAIL 0.8%
TJX Cos., Inc.
  (zero coupon), due 2/13/21           2,656,000       2,015,240
                                                   -------------

SEMICONDUCTORS 2.0%
Intel Corp.
  2.95%, due 12/15/35                  4,125,000       3,593,906
ON Semiconductor Corp.
  2.625%, due 12/15/26                 2,569,000       1,406,528
                                                   -------------
                                                       5,000,434
                                                   -------------

TELECOMMUNICATIONS 5.6%
Anixter International, Inc.
  1.00%, due 2/15/13                   2,946,000       1,852,298
Comtech Telecommunications
  Corp.
  2.00%, due 2/1/24
  (zero coupon), beginning
  2/1/11                               2,158,000       3,161,470
NII Holdings, Inc.
  3.125%, due 6/15/12                  4,228,000       2,584,365
SBA Communications Corp.
  1.875%, due 5/1/13 (a)              11,765,000       6,853,112
                                                   -------------
                                                      14,451,245
                                                   -------------
Total Convertible Bonds
  (Cost $233,260,503)                                180,530,370
                                                   -------------



                                          SHARES
CONVERTIBLE PREFERRED STOCKS 17.5%
----------------------------------------------------------------


BANKS 5.6%
 v  Bank of America Corp.
  7.25% Series L                          16,750      10,887,500
Wachovia Corp.
  7.50% Series L                           4,600       3,450,000
                                                   -------------
                                                      14,337,500
                                                   -------------

CHEMICALS 0.8%
Celanese Corp.
  4.25%                                  128,444       2,155,445
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
Affiliated Managers Group,
  Inc.
  5.10%                                   91,000       1,656,200
Citigroup, Inc.
  6.50% Series T                         157,195       4,399,888
                                                   -------------
                                                       6,056,088
                                                   -------------

INSURANCE 1.2%
American International Group,
  Inc.
  8.50%                                  136,400       1,159,400
MetLife, Inc.
  6.38%                                  200,700       2,067,210
                                                   -------------
                                                       3,226,610
                                                   -------------




M-96    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
INVESTMENT COMPANY 0.7%
Vale Capital, Ltd.
  5.50% Series RIO                        66,400   $   1,850,568
                                                   -------------

MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   28,345       1,344,970
                                                   -------------


PHARMACEUTICALS 4.2%
 v  Schering-Plough Corp.
  6.00%                                   61,700      10,766,650
                                                   -------------


TELECOMMUNICATIONS 2.1%
Crown Castle International
  Corp.
  6.25%                                  140,700       5,346,600
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $79,421,407)                                  45,084,431
                                                   -------------
Total Convertible Securities
  (Cost $312,681,910)                                225,614,801
                                                   -------------


COMMON STOCKS 8.6%
----------------------------------------------------------------

ENGINEERING & CONSTRUCTION 0.2%
McDermott International, Inc.
  (f)                                     65,000         642,200
                                                   -------------


HEALTH CARE--PRODUCTS 2.8%
Boston Scientific Corp. (f)              214,700       1,661,778
Johnson & Johnson                         94,900       5,677,867
                                                   -------------
                                                       7,339,645
                                                   -------------

OIL & GAS 0.7%
Frontier Oil Corp.                       134,300       1,696,209
                                                   -------------


OIL & GAS SERVICES 1.8%
Baker Hughes, Inc.                        39,700       1,273,179
Gulf Island Fabrication, Inc.             13,100         188,771
Halliburton Co.                          143,492       2,608,684
ION Geophysical Corp. (f)                149,000         511,070
                                                   -------------
                                                       4,581,704
                                                   -------------

RETAIL 1.2%
Costco Wholesale Corp.                    57,692       3,028,830
                                                   -------------


SOFTWARE 1.1%
Microsoft Corp.                          146,100       2,840,184
                                                   -------------


TRANSPORTATION 0.8%
Tidewater, Inc.                           49,600       1,997,392
                                                   -------------

Total Common Stocks
  (Cost $38,204,141)                                  22,126,164
                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 2.2%
----------------------------------------------------------------

REPURCHASE AGREEMENT 2.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $5,618,900
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 2/12/09,
  with a Principal Amount of
  $5,735,000 and a Market
  Value of
  $5,735,000)                        $ 5,618,897       5,618,897
                                                   -------------
Total Short-Term Investment
  (Cost $5,618,897)                                    5,618,897
                                                   -------------
Total Investments
  (Cost $356,504,948)(g)                    98.6%    253,359,862
Cash and Other Assets,
  Less Liabilities                           1.4       3,583,621
                                           -----    ------------
Net Assets                                 100.0%  $ 256,943,483
                                           =====    ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security.  The total market
     value of this security at December 31,
     2008 is $234, which represents less than
     one-tenth of a percent of the Portfolio's
     net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of this security at December 31,
     2008 is $234, which represents less than
     one-tenth of a percent of the Portfolio's
     net assets.
(f)  Non-income producing security.
(g)  At December 31, 2008, cost is
     $357,174,589 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation     $     899,951
Gross unrealized depreciation      (104,714,678)
                                  -------------
Net unrealized depreciation       $(103,814,727)
                                  =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-97

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $ 67,210,595
Level 2--Other Significant
  Observable Inputs                    186,149,033
Level 3--Significant Unobservable
  Inputs                                       234
                                      ------------
Total                                 $253,359,862
                                      ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                    INVESTMENTS IN
                                        SECURITIES
Balance as of 12/31/07                 $ 210,421
Accrued discounts/premiums                    --
Realized gain (loss)                          --
Change in unrealized
  appreciation/depreciation             (210,187)
Net purchases (sales)                         --
Net transfers in and/or out of
  Level 3                                     --
                                       ---------
Balance as of 12/31/08                 $     234
                                       =========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  12/31/08                              (210,187)





M-98    MainStay VP Convertible Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $356,504,948)     $ 253,359,862
Receivables:
  Investment securities sold             2,492,261
  Dividends and interest                 1,307,672
  Fund shares sold                         185,210
Other assets                                   921
                                     -------------
     Total assets                      257,345,926
                                     -------------

LIABILITIES:
Payables:
  Fund shares redeemed                     136,790
  Manager (See Note 3)                     132,734
  Shareholder communication                 52,884
  Professional fees                         44,073
  NYLIFE Distributors (See Note 3)          25,923
  Custodian                                  4,980
  Directors                                  1,179
Accrued expenses                             3,880
                                     -------------
     Total liabilities                     402,443
                                     -------------
Net assets                           $ 256,943,483
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     352,979
Additional paid-in capital             366,605,501
                                     -------------
                                       366,958,480
Accumulated undistributed net
  investment income                      6,642,143
Accumulated net realized loss on
  investments                          (13,512,054)
Net unrealized depreciation on
  investments                         (103,145,086)
                                     -------------
Net assets                           $ 256,943,483
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 135,742,851
                                     =============
Shares of capital stock outstanding     18,608,058
                                     =============
Net asset value per share
  outstanding                        $        7.29
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 121,200,632
                                     =============
Shares of capital stock outstanding     16,689,854
                                     =============
Net asset value per share
  outstanding                        $        7.26
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-99

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   5,516,419
  Interest                               4,904,010
  Income from securities
     loaned--net                           101,268
                                     -------------
     Total income                       10,521,697
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,801,964
  Distribution and service--Service
     Class
     (See Note 3)                          382,494
  Administration (See Note 3)              253,704
  Professional fees                        107,398
  Shareholder communication                 73,640
  Directors                                 14,407
  Custodian                                 14,180
  Miscellaneous                             22,413
                                     -------------
     Total expenses                      2,670,200
                                     -------------
Net investment income                    7,851,497
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (11,117,882)
Net change in unrealized
  appreciation on investments         (137,545,923)
                                     -------------
Net realized and unrealized loss on
  investments                         (148,663,805)
                                     -------------
Net decrease in net assets
  resulting from operations          $(140,812,308)
                                     =============







M-100    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   7,851,497   $  5,918,392
 Net realized gain (loss) on
  investments                    (11,117,882)    46,684,748
 Net change in unrealized
  appreciation on investments   (137,545,923)      (602,060)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (140,812,308)    52,001,080
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                 (4,106,988)    (5,388,922)
    Service Class                 (3,197,163)    (3,023,112)
                               ----------------------------
                                  (7,304,151)    (8,412,034)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                (23,846,875)    (6,034,987)
    Service Class                (20,542,959)    (3,693,427)
                               ----------------------------
                                 (44,389,834)    (9,728,414)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (51,693,985)   (18,140,448)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          54,630,911     37,656,250
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               51,693,985     18,140,448
 Cost of shares redeemed         (57,364,829)   (55,862,028)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 48,960,067        (65,330)
                               ----------------------------
    Net increase (decrease)
     in net assets              (143,546,226)    33,795,302

NET ASSETS:
Beginning of year                400,489,709    366,694,407
                               ----------------------------
End of year                    $ 256,943,483   $400,489,709
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   6,642,143   $  5,010,790
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-101

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  13.98    $  12.75    $  11.82    $  11.26    $  10.82
                            --------    --------    --------    --------    --------
Net investment income           0.27        0.28        0.22 (a)    0.21 (a)    0.21
Net realized and
  unrealized gain (loss)
  on investments               (5.13)       1.63        1.02        0.53        0.45
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (4.86)       1.91        1.24        0.74        0.66
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.27)      (0.32)      (0.31)      (0.18)      (0.22)
  From net realized gain
     on investments            (1.56)      (0.36)         --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (1.83)      (0.68)      (0.31)      (0.18)      (0.22)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   7.29    $  13.98    $  12.75    $  11.82    $  11.26
                            ========    ========    ========    ========    ========
Total investment return       (34.42%)     14.86%      10.44%       6.59%(b)    6.11%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.32%       1.64%       1.80%       1.87%       1.94%
  Net expenses                  0.65%       0.62%       0.63%       0.53%       0.66%
  Expenses (before
     reimbursement)             0.65%       0.62%       0.63%       0.62%       0.66%
Portfolio turnover rate          107%        119%         76%        100%        108%
Net assets at end of year
  (in 000's)                $135,743    $242,925    $246,179    $262,352    $291,995




(a)  Per share data based on average shares outstanding during the year.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-102    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           SERVICE CLASS
      ------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
      ------------------------------------------------------

        2008        2007        2006        2005       2004

      $  13.92    $  12.71    $  11.80    $ 11.24    $ 10.81
      --------    --------    --------    -------    -------
          0.25        0.18        0.19 (a)   0.19 (a)   0.20
         (5.11)       1.68        1.00       0.53       0.43
      --------    --------    --------    -------    -------
         (4.86)       1.86        1.19       0.72       0.63
      --------    --------    --------    -------    -------

         (0.24)      (0.29)      (0.28)     (0.16)     (0.20)
         (1.56)      (0.36)         --         --         --
      --------    --------    --------    -------    -------
         (1.80)      (0.65)      (0.28)     (0.16)     (0.20)
      --------    --------    --------    -------    -------
      $   7.26    $  13.92    $  12.71    $ 11.80    $ 11.24
      ========    ========    ========    =======    =======
        (34.58%)     14.57%      10.16%      6.32%(b)   5.85%

          2.12%       1.39%       1.55%      1.62%      1.69%
          0.90%       0.87%       0.88%      0.78%      0.91%
          0.90%       0.87%       0.88%      0.87%      0.91%
           107%        119%         76%       100%       108%
      $121,201    $157,565    $120,515    $97,786    $76,052




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-103

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (47.22%)       (0.82%)      (0.66%)




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                           DEVELOPING GROWTH     S&P 500    RUSSELL 2000
                               PORTFOLIO          INDEX     GROWTH INDEX
                           -----------------     -------    ------------
12/31/98                        10000.00        10000.00      10000.00
                                13219.00        12104.00      14309.00
                                10697.00        11002.00      11100.00
                                 9912.00         9694.00      10075.00
                                 7039.00         7552.00       7026.00
                                 9749.00         9718.00      10437.00
                                10321.00        10776.00      11931.00
                                11564.00        11305.00      12426.00
                                13025.00        13091.00      14084.00
                                17727.00        13810.00      15077.00
12/31/08                         9356.00         8700.00       9266.00






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (47.35%)       (1.07%)      (0.92%)




                                            (After Portfolio operating expenses)

                         MainStay VP Developing Growth Portfolio    S&P 500 Index    Russell 2000 Growth Index
12/31/98                                                10000.00         10000.00                     10000.00
                                                        13184.00         12104.00                     14309.00
                                                        10640.00         11002.00                     11100.00
                                                         9834.00          9694.00                     10075.00
                                                         6967.00          7552.00                      7026.00
                                                         9624.00          9718.00                     10437.00
                                                        10163.00         10776.00                     11931.00
                                                        11355.00         11305.00                     12426.00
                                                        12759.00         13091.00                     14084.00
                                                        17321.00         13810.00                     15077.00
12/31/08                                                 9120.00          8700.00                      9266.00







 BENCHMARK
PERFORMANCE              ONE      FIVE     TEN
                        YEAR     YEARS    YEARS
-----------------------------------------------------
Russell 2000(R)
  Growth Index(4)      (38.54%)  (2.35%)  (0.76%)
S&P 500(R) Index(4)    (37.00)   (2.19)   (1.38)
Average Lipper
  Variable Products
  Small-Cap Growth
  Portfolio(5)         (41.12)   (3.06)    0.49



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -0.84% and -0.67% for Initial Class shares and -1.08% and -0.92% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-104    MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $633.50         $4.02          $1,020.20         $ 4.98
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $632.70         $5.05          $1,019.00         $6.24
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.98% for Initial Class and 1.23% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-105

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Health Care Equipment & Supplies         8.0%
Biotechnology                            7.9
Diversified Consumer Services            6.2
Internet Software & Services             5.5
Machinery                                5.4
Semiconductors & Semiconductor
  Equipment                              4.9
Communications Equipment                 4.0
Health Care Providers & Services         4.0
Electrical Equipment                     3.7
Capital Markets                          2.8
Energy Equipment & Services              2.7
Software                                 2.7
Computers & Peripherals                  2.6
Hotels, Restaurants & Leisure            2.5
Health Care Technology                   2.4
Oil, Gas & Consumable Fuels              2.4
Professional Services                    2.4
Food Products                            2.3
Internet & Catalog Retail                2.1
Textiles, Apparel & Luxury Goods         2.1
Beverages                                1.8
Commercial Services & Supplies           1.7
Auto Components                          1.5
Life Sciences Tools & Services           1.5
Metals & Mining                          1.4
Electronic Equipment & Instruments       1.3
Pharmaceuticals                          1.3
Electric Utilities                       1.2
Commercial Banks                         1.1
Specialty Retail                         1.1
Aerospace & Defense                      1.0
Media                                    1.0
Road & Rail                              0.9
Airlines                                 0.8
Construction & Engineering               0.8
Personal Products                        0.7
IT Services                              0.6
Chemicals                                0.4
Short-Term Investment                    3.0
Cash and Other Assets,
  Less Liabilities                       0.3
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-109 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Alexion Pharmaceuticals, Inc.
    2.  Netflix, Inc.
    3.  CardioNet, Inc.
    4.  Phase Forward, Inc.
    5.  Thoratec Corp.
    6.  Strayer Education, Inc.
    7.  Myriad Genetics, Inc.
    8.  K12, Inc.
    9.  Masimo Corp.
   10.  Illumina, Inc.







M-106    MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER F. THOMAS O'HALLORAN, CFA, OF LORD, ABBETT & CO. LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Developing Growth Portfolio returned -47.22% for Initial Class shares and -47.35% for Service Class shares. Both share classes underperformed the -41.12% return of the average Lipper(1) Variable Products Small-Cap Growth Portfolio and the -38.54% return of the Russell 2000(R) Growth Index(1) for the 12 months ended December 31, 2008. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK IN
2008?

Stock selection in the information technology sector was the primary detractor from the Portfolio's performance relative to the Russell 2000(R) Growth Index. Stock selection within industrials also hurt relative performance. On the other hand, the largest contributor to relative performance was the small amount of cash held, as all other segments of the market were down. Stock selection within the consumer discretionary sector also helped relative performance.

WHICH SECTORS PROVIDED THE STRONGEST CONTRIBUTIONS TO PERFORMANCE IN 2008 AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

All sectors of the stock market and the Portfolio experienced negative returns in 2008. Cash was the strongest performer relative to the Russell 2000(R) Growth Index, providing modest positive returns. Consumer discretionary, where the Portfolio held an overweight position relative to the Russell 2000(R) Growth Index, and materials, where the Portfolio held a modest underweight position, were the second and third strongest-contributing sectors relative to the Russell 2000(R) Growth Index.

Information technology, industrials and financials were the weakest-contributing market segments relative to the Russell 2000(R) Growth Index, owing to unfavorable security selection.

WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH STOCKS DETRACTED THE MOST?

Alpha Natural Resources, a coal supplier, was the strongest contributor to the Portfolio's absolute performance, owing to sharply higher energy prices during much of the year. Cleveland Cliffs, an international mining company, was the second-strongest contributor to the Portfolio's absolute performance, as strong global demand supported higher iron-ore prices in the first half of the year. Myriad Genetics, a health care company, was the third strongest contributor. Shares rose because of gains in molecular diagnostics sales, which included tests that can access patients' predispositions to certain cancers. All three of these top contributors had positive absolute performance.

EnerNOC, a provider of demand-response energy solutions, was the Portfolio's most significant detractor from absolute performance relative to the Russell 2000(R) Growth Index. The company's share price fell as global economic weakness diluted demand for energy conservation projects in the second half of the year. FCStone Group, a commodities risk management company, suffered amid significant losses associated with three domestic energy-related accounts. Aruba Networks, an enterprise networking company, suffered as end-customers cut information technology budgets in the wake of the economic downturn.


----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-107

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2008?

The Portfolio's largest purchase during 2008 was in solar company SunPower. The company's shares advanced as global demand for renewable energy increased in the first half of the year, and we bought shares several times throughout this period. Illumina, a maker of genetic tools, was the second-largest purchase for the year. The company's share price has fallen despite sales that have continued to exceed analysts' expectations.

In addition to being the Portfolio's largest purchase, SunPower was also the Portfolio's largest sale during 2008. We repeatedly trimmed holdings on spikes in valuation. Alpha Natural Resources was the second-largest sale during the year. We sold the stock at a profit as the coal shares continued to react positively to increasing energy prices in the first half of the year.


HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

During the year, the Portfolio's consumer discretionary weighting increased from a slight underweight to an overweight position relative to the Russell 2000(R) Growth Index. We have a concentration in education companies that have experienced greater demand, as high unemployment has increased interest among workers in furthering their education.

During 2008, we moved from a significant underweight position in financials to a slight underweight relative to the benchmark.

The Portfolio's position in information technology declined quite substantially in 2008, from being the Portfolio's most significantly overweight position to its most significantly underweight position relative to the Russell 2000(R) Growth Index. Our sales focused on the Internet software & services industry, which we felt would be hurt by decreased spending in a difficult economic environment. During 2008, the Portfolio's weighting in the telecommunication services sector declined from neutral to underweight relative to the Russell 2000(R) Growth Index, as we expect consumer caution to continue.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Developing Growth Portfolio on this page and the preceding pages has not been audited.


M-108    MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                         SHARES           VALUE
COMMON STOCKS 96.7%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 1.0%
BE Aerospace, Inc. (a)                   14,800   $     113,812
Hexcel Corp. (a)                         47,200         348,808
                                                  -------------
                                                        462,620
                                                  -------------

AIRLINES 0.8%
Allegiant Travel Co. (a)                  7,942         385,743
                                                  -------------


AUTO COMPONENTS 1.5%
Fuel Systems Solutions, Inc.
  (a)                                    14,600         478,296
Westport Innovations, Inc. (a)           49,300         251,430
                                                  -------------
                                                        729,726
                                                  -------------

BEVERAGES 1.8%
Central European Distribution
  Corp. (a)                              16,799         330,940
Hansen Natural Corp. (a)                 16,700         559,951
                                                  -------------
                                                        890,891
                                                  -------------

BIOTECHNOLOGY 7.9%
Acorda Therapeutics, Inc. (a)            21,000         430,710
 v  Alexion Pharmaceuticals,
  Inc. (a)                               28,100       1,016,939
 v  Myriad Genetics, Inc. (a)            12,400         821,624
Onyx Pharmaceuticals, Inc. (a)           21,000         717,360
OSI Pharmaceuticals, Inc. (a)            11,100         433,455
United Therapeutics Corp. (a)             6,700         419,085
                                                  -------------
                                                      3,839,173
                                                  -------------

CAPITAL MARKETS 2.8%
Affiliated Managers Group,
  Inc. (a)                               12,600         528,192
Greenhill & Co., Inc.                     6,500         453,505
KBW, Inc. (a)                            16,800         386,400
                                                  -------------
                                                      1,368,097
                                                  -------------

CHEMICALS 0.4%
Koppers Holdings, Inc.                    8,900         192,418
                                                  -------------


COMMERCIAL BANKS 1.1%
PrivateBancorp, Inc.                      5,000         162,300
SVB Financial Group (a)                  13,700         359,351
                                                  -------------
                                                        521,651
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES 1.7%
EnerNOC, Inc. (a)                        66,667         496,002
Waste Connections, Inc. (a)              11,100         350,427
                                                  -------------
                                                        846,429
                                                  -------------

COMMUNICATIONS EQUIPMENT 4.0%
Aruba Networks, Inc. (a)                 96,200         245,310
Comtech Telecommunications
  Corp. (a)                               7,700         352,814
F5 Networks, Inc. (a)                    17,200         393,192
Infinera Corp. (a)                       10,700          95,872
Riverbed Technology, Inc. (a)            32,700         372,453
Starent Networks Corp. (a)               39,300         468,849
                                                  -------------
                                                      1,928,490
                                                  -------------

COMPUTERS & PERIPHERALS 2.6%
3PAR, Inc. (a)                           39,152         300,296
Data Domain, Inc. (a)                    20,600         387,280
Netezza Corp. (a)                        44,200         293,488
Synaptics, Inc. (a)                      16,024         265,357
                                                  -------------
                                                      1,246,421
                                                  -------------

CONSTRUCTION & ENGINEERING 0.8%
MYR Group, Inc./Delaware (a)             37,200         372,000
                                                  -------------


DIVERSIFIED CONSUMER SERVICES 6.2%
American Public Education,
  Inc. (a)                               15,000         557,850
Capella Education Co. (a)                 3,300         193,908
Grand Canyon Education, Inc.
  (a)                                    13,300         249,774
 v  K12, Inc. (a)                        40,358         769,627
New Oriental Education &
  Technology
  Group, Inc., ADR (a)(b)                 6,800         373,388
 v  Strayer Education, Inc.               3,900         836,199
                                                  -------------
                                                      2,980,746
                                                  -------------

ELECTRIC UTILITIES 1.2%
ITC Holdings Corp.                       13,200         576,576
                                                  -------------


ELECTRICAL EQUIPMENT 3.7%
American Superconductor Corp.
  (a)                                    34,800         567,588
Energy Conversion Devices,
  Inc. (a)                               15,800         398,318
II-VI, Inc. (a)                          12,300         234,807
SunPower Corp. Class B (a)               14,600         444,424
Woodward Governor Co.                     7,000         161,140
                                                  -------------
                                                      1,806,277
                                                  -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.3%
IPG Photonics Corp. (a)                  15,500         204,290
Itron, Inc. (a)                           6,900         439,806
                                                  -------------
                                                        644,096
                                                  -------------

ENERGY EQUIPMENT & SERVICES 2.7%
CARBO Ceramics, Inc.                      6,800         241,604
Complete Production Services,
  Inc. (a)                               20,500         167,075
Core Laboratories N.V.                    4,900         293,314
Dril-Quip, Inc. (a)                      11,200         229,712
Oceaneering International,
  Inc. (a)                               12,200         355,508
                                                  -------------
                                                      1,287,213
                                                  -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-109


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD PRODUCTS 2.3%
Flowers Foods, Inc.                      13,300   $     323,988
Green Mountain Coffee
  Roasters, Inc. (a)                      7,200         278,640
Zhongpin, Inc. (a)                       41,900         502,800
                                                  -------------
                                                      1,105,428
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES 8.0%
Haemonetics Corp. (a)                     5,400         305,100
Immucor, Inc. (a)                        23,400         621,972
 v  Masimo Corp. (a)                     25,094         748,554
NuVasive, Inc. (a)                       18,007         623,943
 v  Thoratec Corp. (a)                   26,100         847,989
Vnus Medical Technologies,
  Inc. (a)                               23,900         387,658
Wright Medical Group, Inc. (a)           17,100         349,353
                                                  -------------
                                                      3,884,569
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 4.0%
athenahealth, Inc. (a)                   15,485         582,546
 v  CardioNet, Inc. (a)                  37,700         929,305
HMS Holdings Corp. (a)                   13,500         425,520
                                                  -------------
                                                      1,937,371
                                                  -------------

HEALTH CARE TECHNOLOGY 2.4%
MedAssets, Inc. (a)                      19,200         280,320
 v  Phase Forward, Inc. (a)              70,096         877,602
                                                  -------------
                                                      1,157,922
                                                  -------------

HOTELS, RESTAURANTS & LEISURE 2.5%
Chipotle Mexican Grill, Inc.
  Class A (a)                             5,600         347,088
Ctrip.com International, Ltd.,
  ADR (b)                                11,600         276,080
Panera Bread Co. Class A (a)              6,800         355,232
WMS Industries, Inc. (a)                  8,500         228,650
                                                  -------------
                                                      1,207,050
                                                  -------------

INTERNET & CATALOG RETAIL 2.1%
 v  Netflix, Inc. (a)                    33,200         992,348
                                                  -------------


INTERNET SOFTWARE & SERVICES 5.5%
Ariba, Inc. (a)                          34,900         251,629
Bankrate, Inc. (a)                       18,515         703,570
Equinix, Inc. (a)                         6,600         351,054
GSI Commerce, Inc. (a)                   34,400         361,888
Mercadolibre, Inc. (a)                   20,995         344,528
SINA Corp. (a)                            6,400         148,160
Sohu.com, Inc. (a)                        3,600         170,424
Vocus, Inc. (a)                          18,200         331,422
                                                  -------------
                                                      2,662,675
                                                  -------------

IT SERVICES 0.6%
CyberSource Corp. (a)                    24,500         293,755
                                                  -------------


LIFE SCIENCES TOOLS & SERVICES 1.5%
 v  Illumina, Inc. (a)                   28,600         745,030
                                                  -------------

MACHINERY 5.4%
Bucyrus International, Inc.               7,700         142,604
Chart Industries, Inc. (a)               13,208         140,401
Colfax Corp. (a)                         61,900         643,141
Energy Recovery, Inc. (a)                53,343         404,340
Kaydon Corp.                              4,400         151,140
Middleby Corp. (The) (a)                 13,200         359,964
RBC Bearings, Inc. (a)                   13,300         269,724
Wabtec Corp.                             13,100         520,725
                                                  -------------
                                                      2,632,039
                                                  -------------

MEDIA 1.0%
Marvel Entertainment, Inc. (a)           15,600         479,700
                                                  -------------


METALS & MINING 1.4%
Allegheny Technologies, Inc.              9,400         239,982
Steel Dynamics, Inc.                     40,100         448,318
                                                  -------------
                                                        688,300
                                                  -------------

OIL, GAS & CONSUMABLE FUELS 2.4%
Arena Resources, Inc. (a)                 9,100         255,619
Bill Barrett Corp. (a)                    5,000         105,650
Encore Acquisition Co. (a)               13,100         334,312
Penn Virginia Corp.                       6,800         176,664
Quicksilver Resources, Inc.
  (a)                                    51,700         287,969
                                                  -------------
                                                      1,160,214
                                                  -------------

PERSONAL PRODUCTS 0.7%
Chattem, Inc. (a)                         4,400         314,732
                                                  -------------


PHARMACEUTICALS 1.3%
Eurand N.V. (a)                          37,200         320,292
Perrigo Co.                              10,300         332,793
                                                  -------------
                                                        653,085
                                                  -------------

PROFESSIONAL SERVICES 2.4%
FTI Consulting, Inc. (a)                 12,500         558,500
Huron Consulting Group, Inc.
  (a)                                     3,900         223,353
Resources Connection, Inc. (a)           12,000         196,560
Robert Half International,
  Inc.                                    7,800         162,396
                                                  -------------
                                                      1,140,809
                                                  -------------

ROAD & RAIL 0.9%
Genesee & Wyoming, Inc. Class
  A (a)                                  14,700         448,350
                                                  -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
Atheros Communications, Inc.
  (a)                                    15,867         227,057
Cavium Networks, Inc. (a)                28,100         295,331
Hittite Microwave Corp. (a)               8,700         256,302
MEMC Electronic Materials,
  Inc. (a)                               15,600         222,768



M-110    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Monolithic Power Systems, Inc.
  (a)                                    24,300   $     306,423
Netlogic Microsystems, Inc.
  (a)                                    27,200         598,672
Power Integrations, Inc.                  7,600         151,088
Silicon Laboratories, Inc. (a)           13,300         329,574
                                                  -------------
                                                      2,387,215
                                                  -------------

SOFTWARE 2.7%
Blackboard, Inc. (a)                     13,900         364,597
Concur Technologies, Inc. (a)            19,091         626,567
NetSuite, Inc. (a)                       36,562         308,583
                                                  -------------
                                                      1,299,747
                                                  -------------

SPECIALTY RETAIL 1.1%
Aeropostale, Inc. (a)                    22,600         363,860
Dick's Sporting Goods, Inc.
  (a)                                     9,300         131,223
J. Crew Group, Inc. (a)                   4,300          52,460
                                                  -------------
                                                        547,543
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS 2.1%
Deckers Outdoor Corp. (a)                 2,379         190,011
Fossil, Inc. (a)                          7,900         131,930
Lululemon Athletica, Inc. (a)            33,700         267,241
True Religion Apparel, Inc.
  (a)                                    20,500         255,020
Under Armour, Inc. Class A (a)            8,000         190,720
                                                  -------------
                                                      1,034,922
                                                  -------------
Total Common Stocks
  (Cost $58,697,314)                                 46,851,371
                                                  -------------


                                      NUMBER OF
                                       WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------------

COMPUTERS & PERIPHERALS 0.0%++
Latronix, Inc.
  Strike Price $0.01
  Expire 11/02/09 (a)(c)                    120               1
                                                  -------------
Total Warrants
  (Cost $0)                                                   1
                                                  -------------


                                      PRINCIPAL
                                         AMOUNT           VALUE

SHORT-TERM INVESTMENT 3.0%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.0%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,433,009 (Collateralized
  by a United States Treasury
  Bill with a zero coupon rate
  and a maturity date of
  2/12/09, with a Principal
  Amount of $1,465,000 and a
  Market Value of $1,465,000)        $1,433,008   $   1,433,008
                                                  -------------
Total Short-Term Investment
  (Cost $1,433,008)                                   1,433,008
                                                  -------------
Total Investments
  (Cost $60,130,322) (d)                   99.7%     48,284,380
Cash and Other Assets,
  Less Liabilities                          0.3         136,154
                                          -----    ------------
Net Assets                                100.0%  $  48,420,534
                                          =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Fair valued security. The total market
     value of this security at December 31,
     2008 is $1, which represents less than
     one-tenth of a percent of the Portfolio's
     net assets.
(d)  At December 31, 2008, cost is $64,412,416
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  1,518,350
Gross unrealized depreciation       (17,646,386)
                                   ------------
Net unrealized depreciation        $(16,128,036)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
                 VALUATION INPUTS       SECURITIES
Level 1--Quoted Prices                 $46,851,371
Level 2--Other Significant
  Observable Inputs                      1,433,008
Level 3--Significant Unobservable
  Inputs                                         1
                                       -----------
Total                                  $48,284,380
                                       ===========




The Portfolio did not hold other financial instruments as of December 31, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                    INVESTMENTS IN
                                        SECURITIES
Balance as of 12/31/07                    $     --
Accrued discounts/premiums                      --
Realized gain (loss)                            --
Change in unrealized
  appreciation/depreciation                     --
Net purchases (sales)                           --
Net transfers in and/or out of
  Level 3                                        1
                                          --------
Balance as of 12/31/08                         $ 1
                                          ========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  12/31/08                                      --





M-112    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $60,130,322)      $ 48,284,380
Cash                                        8,836
Receivables:
  Investment securities sold              399,253
  Fund shares sold                         13,595
  Dividends                                 6,342
Other assets                                  195
                                     ------------
  Total assets                         48,712,601
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         163,569
  Fund shares redeemed                     38,000
  Manager (See Note 3)                     32,755
  Professional fees                        26,036
  Shareholder communication                12,858
  Custodian                                 8,853
  NYLIFE Distributors (See Note 3)          7,043
  Directors                                   257
Accrued expenses                            2,696
                                     ------------
  Total liabilities                       292,067
                                     ------------
Net assets                           $ 48,420,534
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     93,026
Additional paid-in capital             82,814,450
                                     ------------
                                       82,907,476
Accumulated net realized loss on
  investments                         (22,641,000)
Net unrealized depreciation on
  investments                         (11,845,942)
                                     ------------
Net assets                           $ 48,420,534
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 14,962,521
                                     ============
Shares of capital stock outstanding     2,831,556
                                     ============
Net asset value per share
  outstanding                        $       5.28
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 33,458,013
                                     ============
Shares of capital stock outstanding     6,471,086
                                     ============
Net asset value per share
  outstanding                        $       5.17
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Income from securities
     loaned--net                      $    442,164
  Dividends (a)                            129,552
  Interest                                  25,054
                                      ------------
       Total income                        596,770
                                      ------------
EXPENSES:
  Manager (See Note 3)                     532,420
  Distribution and service--Service
     Class
     (See Note 3)                          121,424
  Administration (See Note 3)               53,648
  Professional fees                         49,893
  Custodian                                 26,653
  Shareholder communication                 16,846
  Directors                                  3,150
  Proxy fees                                 2,385
  Miscellaneous                              8,541
                                      ------------
     Total expenses                        814,960
                                      ------------
Net investment loss                       (218,190)
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (22,451,196)
Net change in unrealized
  appreciation on investments          (23,008,793)
                                      ------------
Net realized and unrealized loss on
  Investments                          (45,459,989)
                                      ------------
Net decrease in net assets
  resulting from operations           $(45,678,179)
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $41.





M-114    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $   (218,190)  $   (283,134)
 Net realized gain (loss) on
  investments                    (22,451,196)    17,765,659
 Net change in unrealized
  appreciation on investments    (23,008,793)     4,791,992
                                ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (45,678,179)    22,274,517
                                ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                 (5,389,734)    (1,444,335)
    Service Class                (11,811,221)    (2,260,581)
                                ---------------------------
 Total distributions to
  shareholders                   (17,200,955)    (3,704,916)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          19,402,654     31,687,898
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                   17,200,955      3,704,916
 Cost of shares redeemed         (23,910,712)   (14,932,968)
                                ---------------------------
    Increase in net assets
     derived from capital
     share transactions           12,692,897     20,459,846
                                ---------------------------
    Net increase (decrease) in
     net assets                  (50,186,237)    39,029,447

NET ASSETS:
Beginning of year                 98,606,771     59,577,324
                                ---------------------------
End of year                     $ 48,420,534   $ 98,606,771
                                ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                INITIAL CLASS
                            -----------------------------------------------------

                                           YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------

                              2008       2007       2006       2005         2004
Net asset value at
  beginning of year         $ 14.98    $ 11.45    $ 10.17    $  9.07      $  8.57
                            -------    -------    -------    -------      -------
Net investment loss(a)        (0.01)     (0.03)     (0.04)     (0.05)       (0.07)
Net realized and
  unrealized gain (loss)
  on investments              (6.90)      4.18       1.32       1.15         0.57
                            -------    -------    -------    -------      -------
Total from investment
  operations                  (6.91)      4.15       1.28       1.10         0.50
                            -------    -------    -------    -------      -------
Less distributions:
  From net realized gain
     on investments           (2.79)     (0.62)        --         --           --
                            -------    -------    -------    -------      -------
Net asset value at end of
  year                      $  5.28    $ 14.98    $ 11.45    $ 10.17      $  9.07
                            =======    =======    =======    =======      =======
Total investment return      (47.22%)    36.10%     12.64%     12.04% (b)    5.86%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (0.13%)    (0.23%)    (0.34%)    (0.59%)      (0.88%)
  Net expenses                 0.95%      0.92%      0.96% #    0.90% #      1.08% #
  Expenses (before
     reimbursement)            0.95%      0.92%      0.97% #    1.03% #      1.09% #
Portfolio turnover rate         279%       179%       228%       130%         129%
Net assets at end of year
  (in 000's)                $14,963    $36,128    $27,772    $27,614      $36,604




# Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)  Per share data based on average shares outstanding during the year.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-116    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          SERVICE CLASS
      -----------------------------------------------------

                     YEAR ENDED DECEMBER 31,
      -----------------------------------------------------

        2008       2007       2006       2005         2004

      $ 14.80    $ 11.35    $ 10.10    $  9.04      $  8.56
      -------    -------    -------    -------      -------
        (0.04)     (0.07)     (0.07)     (0.08)       (0.09)
        (6.80)      4.14       1.32       1.14         0.57
      -------    -------    -------    -------      -------
        (6.84)      4.07       1.25       1.06         0.48
      -------    -------    -------    -------      -------

        (2.79)     (0.62)        --         --           --
      -------    -------    -------    -------      -------
      $  5.17    $ 14.80    $ 11.35    $ 10.10      $  9.04
      =======    =======    =======    =======      =======
       (47.35%)    35.76%     12.36%     11.73% (b)    5.60%

        (0.38%)    (0.48%)    (0.59%)    (0.84%)      (1.13%)
         1.20%      1.17%      1.21% #    1.15% #      1.33% #
         1.20%      1.17%      1.22% #    1.28% #      1.34% #
          279%       179%       228%       130%         129%
      $33,458    $62,478    $31,805    $22,995      $16,098




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-117

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses            (22.77%)      (4.10%)



                                            (After Portfolio operating expenses)


                                   MAINSTAY VP      CREDIT SUISSE
                                  FLOATING RATE    LEVERAGED LOAN
                                    PORTFOLIO           INDEX
                                  -------------    --------------
05/02/05                              10000             10000
                                      10210             10392
                                      10822             11154
                                      11103             11364
12/31/08                               8575              8097






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (5/2/05)
--------------------------------------------------------------------
After Portfolio operating expenses            (22.97%)      (4.34%)



                                            (After Portfolio operating expenses)


               MAINSTAY VP      CREDIT SUISSE
              FLOATING RATE    LEVERAGED LOAN
                PORTFOLIO           INDEX
              -------------    --------------
05/02/05          10000             10000
                  10191             10392
                  10775             11154
                  11027             11364
12/31/08           8495              8097







BENCHMARK PERFORMANCE                           ONE          SINCE
                                               YEAR        INCEPTION
--------------------------------------------------------------------
Credit Suisse Leveraged Loan Index(2)         (28.75%)       (5.59%)
Average Lipper Loan Participation
Fund(3)                                       (27.14)        (5.89)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper Loan Participation Fund is representative of portfolios that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance.




M-118    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $770.00         $3.16          $1,021.60         $ 3.61
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $769.00         $4.22          $1,020.40         $4.82
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.71% for Initial Class and 0.95% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-119

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Floating Rate Loans                             77.8
Short-Term Investments                          16.8
Foreign Floating Rate Loans                      4.6
Cash and Other Assets, Less Liabilities          0.7
Corporate Bond                                   0.1





See Portfolio of Investments on page M-123 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Alltel Communications, Inc., 3.939%, due
        5/15/15
    2.  Mylan Laboratories, Inc., 4.959%, due
        10/2/14
    3.  Georgia-Pacific Corp., 3.312%-4.108%,
        due 12/20/12
    4.  Discovery Communications Holdings LLC,
        3.459%,
        due 5/14/14
    5.  Community Health Systems, Inc.,
        1.801%-4.445%,
        due 7/25/14
    6.  Rental Services Corp., 5.893%-7.294%,
        due 11/30/12-11/30/13
    7.  Dean Foods Co., 2.95%, due 4/2/14
    8.  TXU Corp., 5.36%-5.582%, due 10/10/14
    9.  SunGard Data Systems, Inc., 4.017%, due
        2/28/14
   10.  Graham Packaging Holdings Co., 5.499%,
        due 10/7/11







M-120    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY ROBERT H. DIAL OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Floating Rate Portfolio returned -22.77% for Initial Class shares and -22.97% for Service Class shares. Both share classes outperformed the -27.14% return of the average Lipper(1) Loan Participation Fund and the -28.75% return of the Credit Suisse Leveraged Loan Index(1) for the 12 months ended December 31, 2008. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2008?

During 2008, the leveraged loan market was affected by a dramatic tightening of liquidity across global capital markets, which encouraged a flight to quality, or a massive movement away from securities that carry higher levels of risk. While by their very nature, leveraged loans are considered to be risky assets, we believe that in 2008 the Portfolio's underweight position in unrated credits and in loans rated CCC or below(2) helped the Portfolio's performance relative to its peers and relative to the Credit Suisse Leveraged Loan Index. A significant cash position also contributed positively to the Portfolio's relative performance.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING 2008?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but they have underlying interest-rate contracts, typically linked to LIBOR,(1) that reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio on December 31, 2008, was 43 days. This means that should short-term interest rates change, the Portfolio's yield, on average, would change within 43 days to reflect the prevailing market.

WHAT MAJOR DECISIONS HELPED OR HURT THE PORTFOLIO'S PERFORMANCE DURING 2008?

The Portfolio maintained its long-standing policy of underweighting what we believe to be riskier credits, particularly loans rated CCC and lower and unrated loans. To account for possible redemptions during the year, the Portfolio also maintained a meaningful cash position. This strategy was particularly beneficial when loan prices dropped materially during the first and fourth quarters of 2008. In general, lower-rated loans traded down by larger magnitudes than higher-rated loans, and cash held its value throughout the year.

WERE THERE OTHER DEVELOPMENTS OF INTEREST DURING 2008?

Difficulties in the financial markets, including the bankruptcy filing at Lehman Brothers and the government bailout of AIG, caused a major shift in the market's perception of risk. Among leveraged loans, default rates continued to rise throughout 2008 and new issue activity fell dramatically during the year. Influenced by rising default rates, the rating agencies downgraded numerous issuers or placed them on negative watch. The high tempo of downgrade activity quickly caused many cash-flow collateralized loan obligations (CLOs) to reach their respective CCC-rated loan limitations and contributed to the negative technical pressure in the market.


Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, borrower industry concentration and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar denominated securities of foreign issuers can be subject to different risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in U.S. or foreign tax or currency laws and monetary policy. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

2. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the loans and bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-121

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2008, OR WERE THERE ANY SPECIFIC SECURITIES THAT HAD PARTICULARLY SIGNIFICANT PERFORMANCE?

In light of the market's general decline, it was our overall risk positioning--rather than any specific purchases, sales or holdings--that contributed to the Portfolio's outperformance of its peers and its benchmark. Given the size of the Portfolio and the number of positions it contains, no individual securities stood out as significant positive or negative contributors to the Portfolio's performance in 2008.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Floating Rate Portfolio on this page and the preceding pages has not been audited.


M-122    MainStay VP Floating Rate Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008



                                     PRINCIPAL
                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS 82.5%+
CORPORATE BOND 0.1%
--------------------------------------------------------------

PACKAGING & CONTAINERS 0.1%
Berry Plastics Holding Corp.
  8.875%, due 9/15/14               $  500,000   $     217,500
                                                 -------------
Total Corporate Bond
  (Cost $500,000)                                      217,500
                                                 -------------



FLOATING RATE LOANS 77.8% (A)
--------------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
Hexcel Corp.
  Tranche B Term Loan
  5.141%, due 3/1/12                   777,333         645,186
  Incremental Term Loan
  5.528%, due 4/1/12                   995,000         865,650
Oshkosh Truck Corp.
  Term Loan B
  3.425%, due 12/6/13                1,760,769       1,019,779
Spirit Aerosystems, Inc.
  Term Loan B
  6.50%, due 9/30/13                 1,659,616       1,385,780
Transdigm, Inc.
  Term Loan
  3.498%, due 6/23/13                2,000,000       1,580,000
Vought Aircraft Industries,
  Inc.
  Term Loan
  2.97%, due 12/22/11                  973,810         698,708
                                                 -------------
                                                     6,195,103
                                                 -------------

AUTOMOBILE 3.0%
Allison Transmission, Inc.
  Term Loan B
  4.581%, due 8/7/14                 1,947,742       1,076,823
Delphi Corp.
  Delayed Draw Term Loan C
  9.50%, due 12/31/08                  184,858          36,356
  DIP Term Loan C
  9.50%, due 12/31/08                1,815,142         356,979
Ford Motor Co.
  Term Loan
  5.00%, due 12/16/13                1,715,000         688,144
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.22%, due 4/30/14                 2,500,000       1,568,750
Key Safety Systems, Inc.
  1st Lien Term Loan
  3.924%, due 3/8/14                 1,473,750         714,769
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  3.411%, due 3/17/14                1,250,000         775,000
Tower Automotive
  Term Loan
  6.083%, due 7/31/13 (b)            1,281,886         705,037
TRW Automotive, Inc.
  Term Loan B1
  5.21%, due 2/9/14                    334,900         219,694
                                                 -------------
                                                     6,141,552
                                                 -------------

BEVERAGE, FOOD & TOBACCO 4.3%
American Seafoods Group LLC
  Term Loan A
  2.211%, due 9/30/11 (b)              576,577         507,388
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  2.75%, due 12/17/12                  826,625         611,703
  2nd Lien Term Loan
  5.971%, due 12/16/13                 170,000          99,167
Constellation Brands, Inc.
  New Term Loan B
  3.511%, due 6/5/13                 1,928,558       1,692,310
 v  Dean Foods Co.
  Tranche B Term Loan
  2.95%, due 4/2/14                  2,456,250       2,052,558
Dole Food Co., Inc.
  Tranche B Term Loan
  2.715%, due 4/12/13                  246,679         171,031
  Credit Link Deposit
  4.689%, due 4/12/13                  139,535          96,744
  Tranche C Term Loan
  4.701%, due 4/12/13                  919,056         637,212
Michael Foods, Inc.
  Term Loan B1
  3.885%, due 11/21/10               1,582,593       1,384,769
Reddy Ice Group, Inc.
  Term Loan
  6.50%, due 8/12/12 (b)             1,500,000         825,000
Wm. Wrigley Jr. Co.
  Term Loan B
  7.75%, due 10/6/14                   750,000         715,208
                                                 -------------
                                                     8,793,090
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest issuers held, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-123

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING 0.8%
Nielsen Finance LLC
  Dollar Term Loan
  4.244%, due 8/9/13                $2,448,684   $   1,648,270
                                                 -------------


BROADCASTING & ENTERTAINMENT 5.1%
CSC Holdings, Inc.
  Incremental Term Loan
  2.945%, due 3/29/13                  957,622         813,579
DirecTV Holdings, LLC
  Term Loan B
  1.961%, due 4/13/13                1,226,826       1,065,805
  Term Loan C
  5.25%, due 4/13/13                   497,500         440,080
 v  Discovery Communications
  Holdings LLC
  Term Loan B
  3.459%, due 5/14/14                2,955,000       2,419,406
Entravision Communications
  Corp.
  Term Loan
  5.38%, due 3/29/13                   944,724         656,583
Gray Television, Inc.
  Delayed Draw Term Loan
  4.839%, due 12/31/14               1,730,550         653,283
Insight Midwest Holdings LLC
  Initial Term Loan
  3.91%, due 4/7/14                  1,342,415         990,031
LodgeNet Entertainment Corp.
  Term Loan
  3.46%, due 4/4/14                  2,815,925       1,027,812
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.20%, due 1/31/15                 1,960,000       1,274,000
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  3.209%, due 10/1/12                1,003,482         501,741
  Nexstar Term Loan B
  3.209%, due 10/1/12                  949,426         474,713
                                                 -------------
                                                    10,317,033
                                                 -------------


BUILDINGS & REAL ESTATE 1.5%
Armstrong World Industries,
  Inc.
  Term Loan
  2.258%, due 10/2/13                  387,060         317,390
CB Richard Ellis Services,
  Inc.
  Term Loan B
  2.081%, due 12/20/13               2,588,182       1,200,916
Central Parking Corp.

  Letter of Credit Term Loan
  1.413%, due 5/22/14                   94,828          63,534
  Term Loan
  2.813%, due 5/22/14                  263,630         176,632
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  3.08%, due 2/24/10                 1,394,737         403,478
LNR Property Corp.
  Initial Tranche B Term Loan
  6.69%, due 7/12/11                   440,000         199,650
Macerich Partnership, L.P.
  Term Loan
  2.00%, due 4/26/10                   991,667         694,167
                                                 -------------
                                                     3,055,767
                                                 -------------


CHEMICALS, PLASTICS & RUBBER 6.2%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  1.901%, due 4/2/13                   571,429         386,531
  Dollar Term Loan
  5.553%, due 4/2/14                 1,387,343         938,439
Gentek, Inc.
  1st Lien Term Loan
  6.09%, due 2/28/11                 1,799,235       1,547,342
Hexion Specialty Chemicals,
  Inc.
  Term Loan C2
  3.75%, due 5/5/13                    348,000         140,592
  Term Loan C1
  6.188%, due 5/5/13                 1,606,108         648,868
Huntsman International LLC
  Tranche B Term Loan
  2.221%, due 4/21/14                1,463,667         894,056
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.682%, due 12/17/12                 615,483         332,361
  Tranche B2 Term Loan
  8.202%, due 12/16/13                 226,226          97,560
  Tranche C2 Term Loan
  8.702%, due 12/16/14                 226,164          97,627
Invista B.V.
  Tranche B1 Term Loan
  2.711%, due 4/29/11                1,294,593         970,945
  Tranche B2 Term Loan
  2.711%, due 4/29/11                  328,619         246,464
ISP Chemco, Inc.
  Term Loan B
  3.329%, due 6/4/14                 2,090,805       1,400,839
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  2.72%, due 7/8/13                    255,649         198,128
  Term Loan B1
  2.72%, due 7/8/13                    721,947         565,525



M-124    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Polymer Group, Inc.
  Term Loan
  3.375%, due 11/22/12              $  895,409   $     626,787
Rockwood Specialties Group,
  Inc.
  Tranche E Term Loan
  3.546%, due 7/30/12                1,944,597       1,554,289
Texas Petrochemicals L.P.
  Incremental Term Loan B
  3.00%, due 6/27/13                   308,613         194,426
  Term Loan B
  4.758%, due 6/27/13                  914,324         576,024
Univar Inc.
  Opco Term Loan
  4.459%, due 10/11/14               1,980,000       1,178,100
                                                 -------------
                                                    12,594,903
                                                 -------------

CONTAINERS, PACKAGING & GLASS 3.3%
Berry Plastics Corp.
  Term Loan C
  3.876%, due 4/3/15                   778,576         491,476
Crown Americas LLC
  Term B Dollar Loan
  2.945%, due 11/15/12               1,940,000       1,682,950
 v  Graham Packaging Holdings
  Co.
  1st Lien Term Loan
  5.499%, due 10/7/11                2,657,687       1,906,891
Graphic Packaging
  International, Inc.
  Term Loan B
  5.205%, due 5/16/14                1,901,085       1,323,895
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche C1 Term Loan
  3.438%, due 11/1/11                   72,414          45,931
  Deposit Fund Commitment
  3.826%, due 11/1/10                  341,167         222,100
  Tranche B Term Loan
  4.032%, due 11/1/11                  253,361         164,938
  Tranche C Term Loan
  4.066%, due 11/1/11                  378,163         239,863
Solo Cup Co.
  Term Loan B1
  5.277%, due 2/27/11                  818,286         666,903
                                                 -------------
                                                     6,744,947
                                                 -------------


DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 1.2% v Georgia-Pacific Corp.

  Term Loan B
  3.312%, due 12/20/12                 438,410         356,025
  New Term Loan B
  4.108%, due 12/20/12               2,614,628       2,123,295
                                                 -------------
                                                     2,479,320
                                                 -------------


DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.9%
Goodyear Engineered Products
  Delayed Draw Term Loan
  4.38%, due 7/31/14                   123,750          66,206
  Term Loan B
  4.38%, due 7/31/14                   864,063         462,274
Manitowoc Company, Inc. (The)
  Term Loan B
  6.50%, due 8/25/14                 1,000,000         695,000
Mueller Water Products, Inc.
  Term Loan
  4.473%, due 5/24/14                2,379,844       1,582,596
Sensata Technologies Finance
  Co. LLC
  Term Loan
  5.258%, due 4/26/13                1,950,000         975,000
                                                 -------------
                                                     3,781,076
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.9%
Affiliated Computer Services,
  Inc.
  Term Loan B
  2.471%, due 3/20/13                1,457,437       1,228,296
  1st Securities Repurchase
  Increase
  3.322%, due 3/20/13                  736,776         620,939
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  2.461%, due 10/26/12               2,313,381       1,064,155
  2nd Lien Term Loan
  5.961%, due 10/26/13                 250,000          81,250
First Data Corp.
  Term Loan B1
  3.211%, due 9/24/14                2,962,500       1,894,942
 v  SunGard Data Systems,
  Inc.
  Incremental Term Loan
  4.017%, due 2/28/14                2,919,148       1,987,940
VeriFone, Inc.
  Term Loan B
  3.22%, due 10/31/13                  690,000         455,400
Verint Systems, Inc.
  Term Loan B
  4.45%, due 5/25/14 (b)               938,462         459,846
                                                 -------------
                                                     7,792,768
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-125

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
ECOLOGICAL 1.6%
Duratek, Inc.
  Term Loan B
  4.15%, due 6/7/13                 $  231,138   $     164,108
EnergySolutions LLC
  Synthetic Letter of Credit
  0.47%, due 6/7/13                     31,447          22,327
  Term Loan
  4.15%, due 6/7/13                    481,764         342,052
IESI Corp.
  Term Loan
  3.626%, due 1/20/12                2,000,000       1,660,000
Synagro Technologies, Inc.
  Term Loan B
  4.24%, due 3/31/14                   985,000         640,250
Wastequip, Inc.
  Delayed Draw Term Loan B
  2.711%, due 2/5/13 (b)               284,400         127,980
  Term Loan B
  2.711%, due 2/5/13 (b)               675,450         303,953
                                                 -------------
                                                     3,260,670
                                                 -------------

ELECTRONICS 0.7%
Flextronics International
  Ltd.
  Term Loan B
  6.133%, due 10/1/12                  987,500         636,938
Freescale Semiconductor, Inc.
  Term Loan B
  3.931%, due 11/29/13               1,471,228         842,687
                                                 -------------
                                                     1,479,625
                                                 -------------

FINANCE 2.4%
Ashtead Group PLC
  Term Loan
  3.25%, due 8/31/11                 1,368,000       1,080,720
Hertz Corp. (The)
  Letter of Credit
  1.525%, due 12/21/12                 221,464         129,926
  Tranche B Term Loan
  3.316%, due 12/21/12               1,215,609         713,158
MSCI, Inc.
  Term Loan
  4.696%, due 11/20/14                 992,481         823,759
 v  Rental Services Corp.
  1st Lien Term Loan
  5.893%, due 11/30/12               2,448,662       1,922,200
  2nd Lien Term Loan
  7.294%, due 11/30/13                 397,920         210,276
                                                 -------------
                                                     4,880,039
                                                 -------------

GROCERY 1.0%
Giant Eagle, Inc.
  Term Loan
  5.234%, due 11/7/12 (b)              429,010         386,109
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  4.413%, due 11/3/11                2,214,406       1,522,404
                                                 -------------
                                                     1,908,513
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 12.3%
Accellent, Inc.
  Term Loan
  4.696%, due 11/22/12                 473,924         298,572
Advanced Medical Optics, Inc.
  Term Loan B
  4.379%, due 4/2/14                   975,333         616,898
AGA Medical Corp.
  Tranche B Term Loan
  4.164%, due 4/28/13 (b)              916,105         687,079
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  5.325%, due 12/29/11                 389,245         323,074
AMR HoldCo, Inc.
  Term Loan
  4.18%, due 2/10/12                   813,140         691,169
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.425%, due 4/24/15 (c)              240,000         162,171
  Term Loan
  4.709%, due 4/24/15                1,584,000       1,070,331
Biomet, Inc.
  Term Loan B
  4.459%, due 3/25/15                1,975,000       1,679,984
 v  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  1.801%, due 7/25/14 (c)               46,404          35,974
  New Term Loan B
  4.445%, due 7/25/14                2,721,980       2,110,215
DaVita, Inc.
  Tranche B1 Term Loan
  3.295%, due 10/5/12                1,767,981       1,536,881
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  2.965%, due 3/31/13                1,798,877       1,550,033
Gentiva Health Services, Inc.
  Term Loan B
  4.055%, due 3/31/13 (b)              682,065         569,525
HCA, Inc.
  Term Loan A
  3.459%, due 11/16/12                 918,182         771,273
  Term Loan B
  3.709%, due 11/18/13                 980,000         766,238



M-126    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Health Management Associates,
  Inc.
  Term Loan B
  3.209%, due 2/28/14               $2,814,409   $   1,720,811
HealthSouth Corp.
  Term Loan B
  4.699%, due 3/10/13                1,060,738         812,222
LifePoint Hospitals, Inc.
  Term Loan B
  3.821%, due 4/15/12                  721,238         600,431
 v  Mylan Laboratories, Inc.
  Term Loan B
  4.959%, due 10/2/14                2,940,000       2,494,099
Quintiles Transnational Corp.
  Term Loan B
  3.459%, due 3/31/13                  972,500         778,000
Royalty Pharma Finance Trust
  Term Loan B
  3.709%, due 4/16/13                  989,924         869,483
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  0.35%, due 3/4/11                    411,765         337,647
Select Medical Corp.
  Term Loan B
  4.153%, due 2/24/12                  960,082         657,656
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  1.359%, due 4/19/14                  275,862         183,448
  Delayed Draw Term Loan B
  3.744%, due 4/19/14                  163,552         108,762
  Term Loan B
  4.823%, due 4/19/14                1,215,398         808,240
U.S. Oncology, Inc.
  Term Loan B
  5.756%, due 8/20/11                1,817,959       1,540,720
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  3.298%, due 9/23/11                  967,983         786,486
Warner Chilcott Corp.
  Tranche B Term Loan
  3.459%, due 1/18/12                  376,518         307,804
  Tranche C Term Loan
  3.459%, due 1/18/12                   80,626          65,912
                                                 -------------
                                                    24,941,138
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 1.3%
Jarden Corp.
  Term Loan B2
  3.209%, due 1/24/12                  722,502         535,374
Sealy Mattress Co.
  Term Loan E
  6.40%, due 8/25/12                   750,345         585,269
Simmons Bedding Co.
  Tranche D Term Loan
  9.401%, due 12/19/11               2,764,482       1,444,442
                                                 -------------
                                                     2,565,085
                                                 -------------

HOTELS, MOTELS, INNS & GAMING 0.8%
Penn National Gaming, Inc.
  Term Loan B
  3.563%, due 10/3/12                1,441,178       1,157,746
Venetian Casino Resort
  LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  2.22%, due 5/23/14                   231,473         103,906
  Term Loan B
  2.22%, due 5/23/14                   751,732         337,444
                                                 -------------
                                                     1,599,096
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 2.8%
AMC Entertainment, Inc.
  Term Loan
  2.221%, due 1/26/13                  970,000         696,460
Cedar Fair, L.P.
  U.S. Term Loan
  2.461%, due 8/30/12                1,950,000       1,218,750
Cinemark USA, Inc.
  Term Loan
  3.579%, due 10/5/13                1,955,000       1,400,618
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  5.283%, due 3/16/12                  947,564         663,295
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  4.241%, due 4/8/12                   972,500         398,725
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  3.681%, due 4/30/15                  985,000         573,270
WMG Acquisition Corp.
  Term Loan
  4.285%, due 2/28/11                  964,470         728,175
                                                 -------------
                                                     5,679,293
                                                 -------------


MACHINERY 0.8%
Gleason Corp.
  1st Lien Term Loan
  4.914%, due 6/30/13 (b)              920,750         598,488
RBS Global, Inc.

  Term Loan B2
  2.461%, due 7/21/13                  552,817         386,972


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-127

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
MACHINERY (CONTINUED)
RBS Global, Inc. (continued)
  Term Loan B
  5.903%, due 7/19/13               $  934,426   $     654,098
                                                 -------------
                                                     1,639,558
                                                 -------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.7%
Aleris International, Inc.
  New Term Loan B
  2.563%, due 12/19/13               1,960,006         778,122
Walter Industries, Inc.
  Term Loan
  3.589%, due 10/3/12                  939,704         667,190
                                                 -------------
                                                     1,445,312
                                                 -------------

OIL & GAS 1.5%
Dresser, Inc.
  Term Loan
  4.409%, due 5/4/14                   402,789         251,743
Energy Transfer Co. L.P.
  Term Loan B
  4.138%, due 11/1/12                2,000,000       1,540,000
IFM Colonial Pipeline 2, LLC
  Term Loan B
  4.20%, due 2/27/12                   992,411         779,042
Targa Resources, Inc.
  Synthetic Letter of Credit
  1.334%, due 10/31/12                 291,106         180,070
  Term Loan
  5.93%, due 10/31/12                  506,695         313,427
                                                 -------------
                                                     3,064,282
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS 1.3%
ACCO Brands Corp.
  U.S. Term Loan
  7.812%, due 8/17/12                  618,892         482,736
JohnsonDiversey, Inc.
  New Term Loan B
  5.193%, due 12/16/11               1,439,869       1,238,288
Visant Corp.
  Term Loan C
  5.171%, due 12/21/11               1,197,540         987,970
                                                 -------------
                                                     2,708,994
                                                 -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.647%, due 2/1/14                 1,407,372         667,095
                                                 -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.3%
Aramark Corp.
  Synthetic Letter of Credit
  2.469%, due 1/27/14                   42,994          35,255
  Term Loan
  3.334%, due 1/27/14                  717,549         588,390
                                                 -------------
                                                       623,645
                                                 -------------


PRINTING & PUBLISHING 2.5%
Cenveo Corp.
  Delayed Draw Term Loan
  3.275%, due 6/21/13                   27,103          15,584
  Term Loan C
  3.275%, due 6/21/13                1,795,839       1,032,608
Dex Media East LLC
  Replacement Term Loan
  4.117%, due 10/24/14                 812,963         310,281
Hanley Wood LLC
  New Term Loan B
  3.97%, due 3/8/14                    668,351         282,935
Idearc, Inc.
  Term Loan B
  3.418%, due 11/17/14               1,938,741         591,316
MediaNews Group, Inc.
  Term Loan C
  4.211%, due 8/2/13                   360,513         130,986
Merrill Communications LLC
  Term Loan
  4.318%, due 12/24/12               1,947,437       1,148,988
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  4.76%, due 8/5/12                  1,104,241         331,272
Penton Media, Inc.
  Term Loan B
  5.626%, due 2/1/13 (b)             1,228,125         456,454
R.H. Donnelley, Inc.
  Tranche D2 Term Loan
  6.777%, due 6/30/11                  877,207         492,332
Tribune Co.
  Term Loan B
  5.25%, due 6/4/14                    987,500         272,974
                                                 -------------
                                                     5,065,730
                                                 -------------

RETAIL STORE 2.6%
Eye Care Centers of America,
  Inc.
  Term Loan B
  4.352%, due 3/1/12 (b)               790,584         553,409
Michaels Stores, Inc.
  New Term Loan B
  3.523%, due 10/31/13               2,216,080       1,139,619



M-128    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
RETAIL STORE (CONTINUED)
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.193%, due 4/6/13                $1,564,565   $     988,521
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  2.22%, due 5/15/14                   209,235         127,633
  Term Loan B
  2.22%, due 5/15/14                   726,789         443,341
Petco Animal Supplies, Inc.
  Term Loan B
  4.479%, due 10/25/13               2,048,982       1,236,219
Yankee Candle Co., Inc. (The)
  Term Loan B
  3.404%, due 2/6/14                 1,384,904         693,837
                                                 -------------
                                                     5,182,579
                                                 -------------

TELECOMMUNICATIONS 2.4%
 v  Alltel Communications,
  Inc.
  Term Loan B3
  3.939%, due 5/15/15                2,964,975       2,909,382
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  6.65%, due 7/3/13                    961,417         767,211
PanAmSat Corp.
  Term Loan B2-A
  6.65%, due 1/3/14                    490,099         369,674
  Term Loan B2-B
  6.65%, due 1/3/14                    489,951         369,563
  Term Loan B2-C
  6.65%, due 1/3/14                    489,951         369,563
                                                 -------------
                                                     4,785,393
                                                 -------------

TEXTILES & LEATHER 0.7%
Springs Windows Fashions LLC
  Term Loan B
  4.25%, due 12/31/12 (b)              436,834         254,456
St. Johns Knits
  International, Inc.
  Term Loan B
  3.508%, due 3/23/12 (b)              990,279         643,681
William Carter Co. (The)
  Term Loan
  3.321%, due 7/14/12                  731,051         595,806
                                                 -------------
                                                     1,493,943
                                                 -------------

UTILITIES 7.5%
AES Corp.
  Term Loan
  5.081%, due 8/10/11                1,000,000         832,500
Bosque Power Co. LLC
  Term Loan
  9.133%, due 1/16/15                  497,619         326,770
Boston Generating LLC
  Revolving Credit Commitment
  1.334%, due 12/20/13                  55,681          32,806
  Synthetic Letter of Credit
  1.334%, due 12/20/13                 198,862         117,163
  1st Lien Term Loan
  2.711%, due 12/20/13                 880,879         518,985
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  1.359%, due 6/28/13                  579,618         394,140
  Term Loan
  4.209%, due 6/28/13                1,123,913         764,261
Covanta Energy Corp.
  Term Loan B
  3.229%, due 2/10/14                  987,564         813,094
  Funded Letter of Credit
  3.953%, due 2/10/14                  494,845         407,422
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  1.97%, due 4/2/13                  2,425,532       1,813,085
  Term Loan B
  1.97%, due 4/2/13                     73,537          54,969
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  4.711%, due 11/5/12                1,751,625       1,383,784
KGen LLC
  Synthetic Letter of Credit
  1.34%, due 2/8/14                    281,250         175,781
  1st Lien Term Loan
  3.25%, due 2/8/14                    459,375         287,109
Mackinaw Power Holdings LLC
  Term Loan B
  4.693%, due 6/22/15 (b)            1,500,000       1,170,000
Mirant North America LLC
  Term Loan
  2.211%, due 1/3/13                   764,591         643,349
TPF Generation Holdings LLC
  Synthetic Revolver
  1.359%, due 12/15/11                  94,479          76,717
  Synthetic Letter of Credit
  1.359%, due 12/15/13                 301,388         244,727
  Term Loan B
  2.461%, due 12/15/13               1,412,983       1,147,342
  2nd Lien Term Loan C
  5.709%, due 12/15/14                 500,000         262,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-129

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
TPF II LC LLC
  Term Loan B
  4.209%, due 10/15/14 (b)          $  899,016   $     719,213
 v  TXU Corp.
  Term Loan B3
  5.36%, due 10/10/14                  987,500         682,609
  Term Loan B2
  5.582%, due 10/10/14               1,975,000       1,365,219
USPF Holdings LLC
  Term Loan
  2.945%, due 4/11/14 (b)            1,107,716         819,710
  Synthetic Letter of Credit
  3.209%, due 4/11/14 (b)              300,000         222,000
                                                 -------------
                                                    15,275,255
                                                 -------------
Total Floating Rate Loans
  (Cost $233,965,745)                              157,809,074
                                                 -------------



FOREIGN FLOATING RATE LOANS 4.6% (A)
--------------------------------------------------------------

BROADCASTING & ENTERTAINMENT 0.6%
UPC Broadband Holding B.V.
  Term Loan N
  3.181%, due 12/31/14               2,000,000       1,328,000
                                                 -------------


CHEMICALS, PLASTICS & RUBBER 0.7%
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  5.071%, due 1/20/14                  371,096         265,334
  Term Loan B2
  5.071%, due 1/20/14                1,628,904       1,164,666
                                                 -------------
                                                     1,430,000
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 0.1%
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  3.209%, due 1/24/12                  321,233         208,801
                                                 -------------


LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.3%
Bombardier Recreational
  Products, Inc.
  Term Loan
  5.725%, due 6/28/13 (b)            1,367,089         649,367
                                                 -------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.8%
Novelis, Inc.
  New Canadian Term Loan
  3.46%, due 7/6/14                  1,149,749         724,342
  New U.S. Term Loan
  3.46%, due 7/6/14                  1,302,876         820,812
                                                 -------------
                                                     1,545,154
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS 0.1%
Mega Bloks, Inc.
  Term Loan B
  8.75%, due 7/26/12 (b)               967,500         222,525
                                                 -------------


PRINTING & PUBLISHING 0.7%
Yell Group PLC
  Term Loan B1
  3.461%, due 10/27/12               2,500,000       1,416,669
                                                 -------------


RETAIL STORE 0.6%
Dollarama Group, L.P.
  Replacement Term Loan B
  5.17%, due 11/18/11                1,458,870       1,167,096
                                                 -------------


TELECOMMUNICATIONS 0.7%
Telesat Canada
  U.S. Delayed Draw Term Loan
  4.46%, due 10/31/14                  156,667         106,701
  U.S. Term Loan B
  6.104%, due 10/31/14               1,824,094       1,242,338
                                                 -------------
                                                     1,349,039
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $15,023,634)                                 9,316,651
                                                 -------------
Total Long-Term Investments
  (Cost $249,489,379)                              167,343,225
                                                 -------------



SHORT-TERM INVESTMENTS 16.8%
--------------------------------------------------------------


COMMERCIAL PAPER 9.4%
BP Capital Markets PLC
  0.10%, due 2/13/09 (d)(e)          1,500,000       1,499,821
Caterpillar Finacial Services
  Corp.
  0.07%, due 2/2/09 (d)              2,000,000       1,999,876
Hershey Foods Corp.
  0.10%, due 1/22/09 (d)             1,900,000       1,899,889
Illinois Tool Works, Inc.
  0.35%, due 1/5/09 (d)              3,610,000       3,609,860
Mid American Energy Co.
  0.35%, due 1/5/09 (d)              8,000,000       7,999,689
Parker-Hannifin Corp.
  0.25%, due 1/23/09 (d)(e)          2,125,000       2,124,675
                                                 -------------
Total Commercial Paper
  (Cost $19,133,810)                                19,133,810
                                                 -------------




M-130    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES 6.9%
Federal Farm Credit (Discount
  Note)
  0.05%, due 1/20/09 (d)            $  500,000   $     499,987
Federal Home Loan Bank
  (Discount Notes)
  0.05%, due 2/3/09 (d)              2,680,000       2,679,877
  0.07%, due 1/7/09 (d)              2,895,000       2,894,966
  0.07%, due 1/13/09 (d)             7,310,000       7,309,829
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.10%, due 1/12/09  (d)              500,000         499,985
                                                 -------------
Total Federal Agencies
  (Cost $13,884,644)                                13,884,644
                                                 -------------

REPURCHASE AGREEMENT 0.5%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $933,522 (Collateralized by
  a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  1/29/09, with a Principal
  Amount of $955,000 and a
  Market Value of $955,000)            933,521         933,521
                                                 -------------
Total Repurchase Agreement
  (Cost $933,521)                                      933,521
                                                 -------------
Total Short-Term Investments
  (Cost $33,951,975)                                33,951,975
                                                 -------------
Total Investments
  (Cost $283,441,354) (f)                 99.3%    201,295,200
Cash and Other Assets,
  Less Liabilities                         0.7       1,437,994
                                         -----    ------------
Net Assets                               100.0%  $ 202,733,194
                                         =====    ============





(a)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2008. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(b)  Illiquid security.  The total market
     value of these securities at December 31, 2008 is $10,881,220, which represents
     5.4% of the Portfolio's net assets.
(c) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(d)  Interest rate presented is yield to
     maturity.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  At December 31, 2008, cost is
     $283,441,354 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $     45,411
Gross unrealized depreciation       (82,191,565)
                                   ------------
Net unrealized depreciation        $(82,146,154)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $         --
Level 2--Other Significant
  Observable Inputs                    201,295,200
Level 3--Significant Unobservable
  Inputs                                        --
                                      ------------
Total                                 $201,295,200
                                      ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-131

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $283,441,354)     $201,295,200
Cash                                      709,352
Receivables:
  Interest                              1,181,499
  Fund shares sold                         53,392
Other assets                                  780
                                     ------------
  Total assets                        203,240,223
                                     ------------

LIABILITIES:
Unrealized depreciation on unfunded
  commitments                              72,496
Payables:
  Fund shares redeemed                    146,315
  Manager (See Note 3)                    108,679
  Professional fees                        58,657
  Shareholder communication                46,188
  NYLIFE Distributors (See Note 3)         34,014
  Custodian                                 6,693
  Directors                                   984
Accrued expenses                           33,003
                                     ------------
  Total liabilities                       507,029
                                     ------------
Net assets                           $202,733,194
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    292,495
Additional paid-in capital            296,091,914
                                     ------------
                                      296,384,409
Accumulated net realized loss on
  investments                         (11,432,565)
Net unrealized depreciation on
  investments                         (82,146,154)
Net unrealized depreciation on
  unfunded commitments                    (72,496)
                                     ------------
Net assets                           $202,733,194
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 52,378,460
                                     ============
Shares of capital stock outstanding     7,556,943
                                     ============
Net asset value per share
  outstanding                        $       6.93
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $150,354,734
                                     ============
Shares of capital stock outstanding    21,692,520
                                     ============
Net asset value per share
  outstanding                        $       6.93
                                     ============







M-132    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 16,677,118
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,662,615
  Distribution and service--Service
     Class (See Note 3)                    545,279
  Professional fees                        111,289
  Shareholder communication                 58,939
  Custodian                                 20,241
  Directors                                 11,417
  Miscellaneous                             43,063
                                      ------------
     Total expenses                      2,452,843
                                      ------------
Net investment income                   14,224,275
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (10,247,589)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                 (68,610,464)
                                      ------------
Net realized and unrealized loss on
  investments                          (78,858,053)
                                      ------------
Net decrease in net assets
  resulting from operations           $(64,633,778)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-133

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  14,224,275   $  20,159,283
 Net realized loss on
  investments                   (10,247,589)       (638,593)
 Net change in unrealized
  depreciation on
  investments and unfunded
  commitments                   (68,610,464)    (13,149,078)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (64,633,778)      6,371,612
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (3,123,347)     (3,019,947)
    Service Class               (11,121,362)    (17,143,136)
                              -----------------------------
 Total dividends to
     shareholders               (14,244,709)    (20,163,083)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         38,702,743     175,585,654
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      14,244,709      20,163,083
 Cost of shares redeemed       (106,868,019)   (130,849,632)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (53,920,567)     64,899,105
                              -----------------------------
    Net increase (decrease)
     in net assets             (132,799,054)     51,107,634

NET ASSETS:
Beginning of year               335,532,248     284,424,614
                              -----------------------------
End of year                   $ 202,733,194   $ 335,532,248
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $          --   $         455
                              =============================








M-134    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INITIAL CLASS
                                   ---------------------------------------------
                                                                       MAY 2,
                                                                       2005**
                                                                       THROUGH
                                      YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                   ---------------------------------------------

                                     2008       2007       2006         2005

Net asset value at beginning of
  period                           $  9.47    $  9.86    $  9.91       $ 10.00
                                   -------    -------    -------       -------
Net investment income                 0.46       0.64       0.62          0.32
Net realized and unrealized loss
  on investments                     (2.54)     (0.39)     (0.05)        (0.09)
                                   -------    -------    -------       -------
Total from investment operations     (2.08)      0.25       0.57          0.23
                                   -------    -------    -------       -------
Less dividends:
  From net investment income         (0.46)     (0.64)     (0.62)        (0.32)
                                   -------    -------    -------       -------
Net asset value at end of period   $  6.93    $  9.47    $  9.86       $  9.91
                                   =======    =======    =======       =======
Total investment return             (22.77%)     2.60%      5.99%         2.10%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               5.29%      6.57%      6.37%         4.76%++
  Net expenses                        0.69%      0.67%      0.70%         0.84%++
Portfolio turnover rate                  7%         9%         6%           11%
Net assets at end of period (in
  000's)                           $52,378    $55,132    $51,569       $25,060




**   Commencement of operations.
++   Annualized.
(a)  Total return is not annualized.





M-136    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        SERVICE CLASS
      ------------------------------------------------
                                             MAY 2,
                                             2005**
                                             THROUGH
           YEAR ENDED DECEMBER 31,        DECEMBER 31,
      ------------------------------------------------

        2008        2007        2006          2005

      $   9.47    $   9.86    $   9.91       $ 10.00
      --------    --------    --------       -------
          0.44        0.61        0.60          0.31
         (2.54)      (0.39)      (0.05)        (0.09)
      --------    --------    --------       -------
         (2.10)       0.22        0.55          0.22
      --------    --------    --------       -------

         (0.44)      (0.61)      (0.60)        (0.31)
      --------    --------    --------       -------
      $   6.93    $   9.47    $   9.86       $  9.91
      ========    ========    ========       =======
        (22.97%)      2.34%       5.73%         1.91%(a)

          5.09%       6.32%       6.12%         4.51%++
          0.94%       0.92%       0.95%         1.09%++
             7%          9%          6%           11%
      $150,355    $280,400    $232,856       $92,528




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                    mainstayinvestments.com  M-137

MAINSTAY VP GOVERNMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             9.80%         5.22%         5.43%




                                            (After Portfolio operating expenses)

                                                         BARCLAYS CAPITAL
                                      MAINSTAY VP         GOVERNMENT BOND
                                 GOVERNMENT PORTFOLIO          INDEX
                                 --------------------    ----------------
12/31/98                               10000.00              10000.00
                                        9826.00               9777.00
                                       11027.00              11071.00
                                       11759.00              11872.00
                                       12917.00              13237.00
                                       13161.00              13549.00
                                       13598.00              14020.00
                                       13922.00              14391.00
                                       14487.00              14892.00
                                       15455.00              16181.00
12/31/08                               16970.00              18186.00






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             9.53%         4.95%         5.17%



                                            (After Portfolio operating expenses)


                                                 BARCLAYS CAPITAL
                              MAINSTAY VP         GOVERNMENT BOND
                         GOVERNMENT PORTFOLIO          INDEX
                         --------------------    ----------------
12/31/98                       10000.00              10000.00
                                9802.00               9777.00
                               10972.00              11071.00
                               11672.00              11872.00
                               12789.00              13237.00
                               12998.00              13549.00
                               13397.00              14020.00
                               13676.00              14391.00
                               14196.00              14892.00
                               15107.00              16181.00
12/31/08                       16547.00              18186.00







BENCHMARK PERFORMANCE                           ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------
Barclays Capital U.S. Government Bond
Index(4)                                       12.39%        6.06%         6.16%
Average Lipper Variable Products General
U.S. Government Portfolio(5)                    3.86         4.24          5.04



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.19% and 5.42% for Initial Class shares and 4.94% and 5.16% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance.




M-138    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,082.50        $3.04          $1,022.20         $2.95
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,081.20        $4.29          $1,021.00         $4.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-139

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              82.4
Corporate Bonds                                 12.3
Short-Term Investment                           10.8
Asset-Backed Securities                          1.2
Mortgage-Backed Securities                       1.1
Municipal Bond                                   0.3
Liabilities in Excess of Cash and Other
  Assets                                        (8.1)





See Portfolio of Investments on page M-143 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  United States Treasury Notes, 4.75%, due
        8/15/17
    2.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%, due 6/1/33
    3.  Federal Home Loan Bank, 5.50%, due
        7/15/36
    4.  Federal Home Loan Mortgage Corporation,
        5.20%,
        due 3/5/19
    5.  Federal National Mortgage Association,
        5.375%,
        due 6/12/17 TBA
    6.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.50%, due 11/25/38
    7.  Overseas Private Investment Corporation,
        5.142%,
        due 12/15/23
    8.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        5.50%, due 1/1/33
    9.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%, due 11/25/38 TBA
   10.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%, due 11/25/38







M-140    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERA AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Government Portfolio returned 9.80% for Initial Class shares and 9.53% for Service Class shares. Both share classes outperformed the 3.86% return of the average Lipper(1) Variable Products General U.S. Government Portfolio and underperformed the 12.39% return of the Barclays Capital U.S. Government Bond Index(1) (formerly the Lehman Brothers(R) Government Bond Index) for the 12 months ended December 31, 2008. The Barclays Capital U.S. Government Bond Index is the Portfolio's broad-based securities-market index.

WHAT KEY FACTORS AFFECTED THE GOVERNMENT BOND MARKET IN 2008?

In 2008, the capital markets were marked by troubled mortgage-backed securities, declining home prices and massive deleveraging among financial institutions. Recessionary pressures increased, but commodity prices fell, which reduced inflation concerns. This made it easier for central banks to reduce their benchmark financing rates. The Federal Open Market Committee (FOMC) lowered the targeted federal funds rate from 4.25% at the beginning of 2008 to between 0% and 0.25% at the end of the year.

During the year, investors appeared highly risk-averse, preferring the safety of U.S. Treasury securities. Most segments of the bond market underperformed Treasurys, and spreads(2) widened substantially, particularly for riskier housing-related credits (financial institutions); issues with higher levels of risk associated with company-specific problems, unforeseen market events or difficulties executing trades (high-yield securities); or securities with underlying credit fundamentals that investors felt may have peaked (commercial mortgage-backed securities). Stronger performers were sectors that in one way or another were insulated from prevailing risks, such as sectors with implicit or explicit government guarantees and debt of investment-grade nonfinancial corporations operating in industries that are considered less economically sensitive.

HOW DID YOU POSITION THE PORTFOLIO IN THIS MARKET ENVIRONMENT?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads were likely to widen for securities that typically trade at a spread to U.S. Treasurys. Accordingly, we turned cautious on non-Treasury issues and maintained a defensive Portfolio posture by raising the Portfolio's allocation to Treasury securities. We reduced exposure to debentures and mortgage-backed securities issued by government housing enterprises, and we reduced exposure to segments of the market with reduced liquidity, such as commercial mortgage-backed securities. These defensive trades were rewarded as the year unfolded, and we believe that they helped the Portfolio outperform its Lipper peers.

WHAT SPECIFIC STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE IN 2008?

For much of the period, safety and liquidity were at a premium. Against that backdrop, the Portfolio benefited from a number of trades. We remained significantly underweight in agency debentures for much of the year. Agency spreads were very soft as the financial turmoil tested the resiliency of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mae).

We hedged our callable agency debentures to their first call date, a strategy that helped our positions prosper as interest rates fell during 2008, which kept the early call options in the money (that is, exercisable at a profit). The callable securities also


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-141
offered significantly better yields than comparable-duration noncallable agency securities, whose cash flows would terminate at final maturity. The incremental yield compensated for the uncertainty of the callable bond's cash-flow stream.

In a stressed market, we sought to buffer the Portfolio against the possibility of higher volatility by maintaining a preference for shorter-dated risk. We accomplished this in our mortgage-backed securities allocation by favoring shorter-duration securities such as those collateralized by hybrid adjustable-rate mortgages, fixed-rate loans with above-market rates or fixed-rate loans with 15-year maturities.

We maintained a modest allocation to Treasury inflation-protected securities
(TIPS). We believe that the Portfolio's allocation may be below-average among the Portfolio's Lipper peers. TIPS, whose performance is linked to inflation expectations, suffered in relation to nominal Treasury securities as the price of crude oil fell during the second half of 2008.

A modest allocation to asset-backed securities was the Portfolio's most significant laggard during 2008. Although the position did provide incremental yield to the Portfolio, the yield advantage was insufficient to compensate for the widening spreads for most nonagency issues during the year.

During 2008, the Portfolio had modest turnover, which helped keep transaction costs low.

WERE THERE OTHER STRATEGIES THAT YOU EMPLOYED DURING 2008?

We kept the Portfolio's residential mortgage exposure simple, maintaining the bulk of the holdings in agency mortgage pass-throughs. By not paying extra for collateralized mortgage obligations (CMOs), we likely gained on our peers, because the market's preference for liquidity posed challenges for CMOs.

To position the Portfolio for a sustained housing slowdown with limited refinancing options, we committed additional dollars to higher-coupon residential mortgage-backed securities. These bonds benefit from falling mortgage prepayment rates because they earn more coupon income when their principal balance is not declining rapidly.

DID ANY OF YOUR STRATEGIES CHANGE OVER THE COURSE OF THE YEAR?

During the first and second quarters of 2008, market dislocations caused us to reconsider the municipal auction-rate securities market. Traditionally, we have not found values in this sector to be compelling. Nevertheless, we took advantage of upheaval and gridlock in this corner of the market by buying short-dated highly rated paper at yields that we felt were attractive.

In September, after Fannie Mae and Freddie Mac were placed into conservatorship, we unwound some of our earlier trades and rotated dollars from Treasurys to agency debentures and mortgage pass-throughs to take advantage of the moderating credit risk of agency-related product. The agency-debenture trade had good results. But the mortgage trade had a sluggish response, as new initiatives by the Treasury to lower primary mortgage rates did not gain sufficient traction by the end of the year.

In the fourth quarter, the Federal Deposit Insurance Corporation (FDIC) announced its decision to authorize a guarantee on newly issued senior unsecured bank debt through June 30, 2012. The Portfolio has been an active participant in this new market and has gained from these positions as spreads compressed on strong follow-through trading.

HOW DID THE PORTFOLIO'S INTEREST-RATE POSTURE AFFECT PERFORMANCE IN 2008?

The Portfolio's interest-rate posture had mixed results for the year. We anticipated that market concerns would drive Treasury yields lower in the second half of 2008, and the Portfolio profited by keeping its duration longer than the median duration in the Lipper universe. However, we did not fully participate in the yield-curve(3) steepening, owing to our sector positioning, which tended to impart a curve-flattening bias to the Portfolio. The curve did indeed begin to flatten later in the year as investors gravitated toward longer maturities in search of yield. This shift allowed our yield-curve posture to contribute more robustly to performance at the end of 2008.



3. The yield curve is a line that plots the yields of securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Government Portfolio on this page and the preceding pages has not been audited.


M-142    MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 97.3%+
ASSET-BACKED SECURITIES 1.2%
----------------------------------------------------------------

CONSUMER LOANS 0.4%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                $ 1,650,000   $   1,533,530
                                                   -------------


CREDIT CARDS 0.1%
Chase Issuance Trust
  Series 2006-C4, Class C4
  1.485%, due 1/15/14 (a)                855,000         437,604
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                    1,534,343       1,581,312
                                                   -------------


HOME EQUITY 0.3%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                665,000         610,216
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,025,000         853,814
                                                   -------------
                                                       1,464,030
                                                   -------------
Total Asset-Backed Securities
  (Cost $5,727,094)                                    5,016,476
                                                   -------------


CORPORATE BONDS 12.3%
----------------------------------------------------------------

BANKS 8.1%
American Express Bank FSB
  3.15%, due 12/9/11                   6,450,000       6,501,349
Bank of America NA
  1.70%, due 12/23/10                  3,870,000       3,881,475
HSBC USA, Inc.
  3.125%, due 12/16/11                 7,200,000       7,477,243
PNC Funding Corp.
  2.30%, due 6/22/12                   5,620,000       5,676,138
Regions Bank
  3.25%, due 12/9/11                   7,100,000       7,386,563
Sovereign Bank
  2.75%, due 1/17/12                   3,185,000       3,267,367
                                                   -------------
                                                      34,190,135
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.4%
General Electric Capital
  Corp.
  3.00%, due 12/9/11                   7,420,000       7,671,167
JPMorgan Chase & Co.
  2.125%, due 6/22/12                  6,685,000       6,712,843
                                                   -------------
                                                      14,384,010
                                                   -------------

INSURANCE 0.2%
Fund American Cos., Inc.
  5.875%, due 5/15/13                  1,000,000         727,789
                                                   -------------


MEDIA 0.6%
TCI Communications, Inc.
  8.75%, due 8/1/15                    2,560,000       2,725,012
                                                   -------------
Total Corporate Bonds
  (Cost $51,572,028)                                  52,026,946
                                                   -------------


MORTGAGE-BACKED SECURITIES 1.1%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.1%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 1,630,000       1,473,940
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.059%, due 8/25/36 (a)              1,403,551         917,091
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)               530,000         367,047
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)                  732,744         740,374
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.25%, due 2/25/42
  (a)(c)(d)(e)                         1,501,634       1,422,948
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $5,815,699)                                    4,921,400
                                                   -------------



MUNICIPAL BOND 0.3%
----------------------------------------------------------------

TEXAS 0.3%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)               1,280,000       1,280,077
                                                   -------------
Total Municipal Bond
  (Cost $1,282,685)                                    1,280,077
                                                   -------------





 +  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-143

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES 82.4%
----------------------------------------------------------------


FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                 $ 1,437,914   $   1,469,397
                                                   -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                 2,660,000       2,802,323
                                                   -------------


FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (f)                1,882,221         214,943
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (f)                 338,138          46,748
                                                   -------------
                                                         261,691
                                                   -------------

FEDERAL HOME LOAN BANK 5.5%
  4.50%, due 2/20/15                   4,900,000       4,917,694
  5.00%, due 11/17/17                  3,150,000       3,611,472
  5.125%, due 8/14/13                  3,725,000       4,154,567
 v    5.50%, due 7/15/36               8,250,000      10,572,631
                                                   -------------
                                                      23,256,364
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 2.8%
  4.75%, due 11/17/15                  1,395,000       1,564,063
 v    5.20%, due 3/5/19               10,025,000      10,089,811
                                                   -------------
                                                      11,653,874
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 7.4%
  3.00%, due 8/1/10                    1,481,567       1,465,768
  4.296%, due 3/1/35 (a)                 111,077         110,944
  5.00%, due 1/1/20                    2,851,713       2,938,537
  5.00%, due 6/1/33                    6,022,405       6,175,023
  5.00%, due 8/1/33                    2,953,702       3,025,825
  5.00%, due 5/1/36                    2,350,333       2,404,785
  5.027%, due 6/1/35 (a)               2,363,604       2,376,733
  5.50%, due 1/1/21                    2,048,951       2,114,883
 v    5.50%, due 1/1/33                9,003,060       9,238,367
  5.643%, due 2/1/37 (a)                 812,369         825,965
  6.50%, due 4/1/37                      580,313         603,402
                                                   -------------
                                                      31,280,232
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.8%
  4.625%, due 5/1/13                   3,285,000       3,403,293
 v    5.375%, due 6/12/17              8,425,000       9,843,062
  6.625%, due 11/15/30                 4,900,000       7,074,630
                                                   -------------
                                                      20,320,985
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 28.1%
  4.378%, due 4/1/34 (a)                 936,236         938,307
  4.50%, due 7/1/18                    8,028,803       8,258,198
  4.50%, due 11/1/18                   6,131,228       6,306,406
  4.718%, due 11/1/34 (a)                517,268         526,393
  5.00%, due 11/1/17                   4,673,230       4,838,880
  5.00%, due 9/1/20                      568,899         585,509
  5.00%, due 1/1/36                    4,824,035       4,932,028
  5.00%, due 2/1/36                    5,631,692       5,757,766
  5.00%, due 5/1/36                    1,295,241       1,324,237
  5.00%, due 6/1/36                      667,911         682,759
  5.00%, due 11/25/38 TBA
  (g)                                  2,840,000       2,899,464
  5.50%, due 11/1/17                   3,036,535       3,143,736
  5.50%, due 6/1/19                    1,777,235       1,836,646
  5.50%, due 11/1/19                   1,905,237       1,968,927
  5.50%, due 4/1/21                    4,188,287       4,324,369
  5.50%, due 6/1/21                      795,685         820,916
 v    5.50%, due 6/1/33               13,702,585      14,079,990
  5.50%, due 12/1/33                   3,784,568       3,888,805
  5.50%, due 6/1/34                    2,026,290       2,080,833
  5.50%, due 3/1/35                    3,730,091       3,830,496
  5.50%, due 4/1/36                    4,991,850       5,123,099
  5.50%, due 1/1/37                    1,115,657       1,144,990
  5.50%, due 7/1/37                      835,643         857,567
  5.50%, due 11/25/38 TBA
  (g)                                  5,465,000       5,601,625
  6.00%, due 12/1/16                     221,092         230,348
  6.00%, due 1/1/33                    1,208,314       1,248,579
  6.00%, due 3/1/33                    1,259,445       1,300,627
  6.00%, due 9/1/34                      171,894         177,380
  6.00%, due 9/1/35                    2,893,233       2,983,184
  6.00%, due 10/1/35                     400,140         412,474
  6.00%, due 4/1/36                    4,126,429       4,253,621
  6.00%, due 6/1/36                    4,641,522       4,783,866
  6.00%, due 11/1/36                   3,054,267       3,147,934
  6.00%, due 4/1/37                    1,075,786       1,091,827
 v    6.00%, due 11/25/38 TBA
  (g)                                  8,370,000       8,615,869
  6.50%, due 10/1/31                     378,246         395,858
  6.50%, due 7/1/32                      185,391         193,444
  6.50%, due 2/1/37                      738,109         767,477
  6.50%, due 10/25/38 TBA (g)          2,923,000       3,025,305
  6.50%, due 8/1/47                      833,999         849,418
                                                   -------------
                                                     119,229,157
                                                   -------------




M-144    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
  Series 2006-32, Class A
  5.079%, due 1/16/30                $ 3,076,100   $   3,146,058
                                                   -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 7.5%
  5.00%, due 4/15/34                   5,046,023       5,192,395
  5.50%, due 6/15/33                   2,570,201       2,656,331
  5.50%, due 12/15/35                  2,069,672       2,137,089
  6.00%, due 8/15/32                     806,547         835,901
  6.00%, due 10/15/32                  1,287,352       1,333,000
 v    6.00%, due 11/25/38 TBA
  (g)                                  8,300,000       8,561,965
  6.50%, due 7/15/28                     139,646         147,207
  6.50%, due 8/15/28                     182,291         192,138
  6.50%, due 7/15/32                     799,685         840,537
 v    6.50%, due 11/25/38 TBA
  (g)                                  9,355,000       9,726,281
                                                   -------------
                                                      31,622,844
                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.2%
  Series I 7.54%, due
  12/14/23 (h)                         2,010,000       2,570,227
  Series II 7.54%, due
  12/14/23 (h)                         1,991,000       2,545,932
                                                   -------------
                                                       5,116,159
                                                   -------------

OVERSEAS PRIVATE INVESTMENT CORPORATION 2.2%
 v    5.142%, due 12/15/23
  (h)                                  8,189,732       9,491,899
                                                   -------------


TENNESSEE VALLEY AUTHORITY 3.5%
  4.65%, due 6/15/35 (h)               4,395,000       4,893,788
  4.75%, due 8/1/13                    5,300,000       5,736,280
  6.25%, due 12/15/17 (h)              3,485,000       4,266,292
                                                   -------------
                                                      14,896,360
                                                   -------------

UNITED STATES TREASURY BONDS 3.5%
  4.375%, due 2/15/38                    975,000       1,305,891
  6.875%, due 8/15/25                  5,305,000       8,066,088
  8.75%, due 8/15/20                   3,460,000       5,401,385
                                                   -------------
                                                      14,773,364
                                                   -------------

UNITED STATES TREASURY NOTES 14.1%
  2.00%, due 7/15/14 T.I.P.S.
  (i)                                  3,447,990       3,260,775
  3.375%, due 6/30/13                  4,465,000       4,868,243
  4.75%, due 5/31/12                       5,000           5,596
 v    4.75%, due 8/15/17              31,620,000      37,805,663
  4.875%, due 7/31/11                  6,350,000       7,008,317
  4.875%, due 8/15/16                  5,535,000       6,613,893
                                                   -------------
                                                      59,562,487
                                                   -------------

Total U.S. Government &
  Federal Agencies
  (Cost $330,751,307)                                348,883,194
                                                   -------------
Total Long-Term Bonds
  (Cost $395,148,813)                                412,128,093
                                                   -------------


SHORT-TERM INVESTMENT 10.8%
----------------------------------------------------------------

REPURCHASE AGREEMENT 10.8%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $45,859,174
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 2/12/09,
  with a Principal Amount of
  $46,780,000 and a Market
  Value of $46,780,000)               45,859,148      45,859,148
                                                   -------------
Total Short-Term Investment
  (Cost $45,859,148)                                  45,859,148
                                                   -------------
Total Investments
  (Cost $441,007,961) (j)                  108.1%    457,987,241
Liabilities in Excess of
  Cash and Other Assets                     (8.1)    (34,405,234)
                                           -----    ------------
Net Assets                                 100.0%  $ 423,582,007
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate. Rate shown is the rate in effect at December 31, 2008.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at December 31, 2008 is $1,464,030, which represents 0.3%
     of the Portfolio's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Fair valued security. The total market
     value of this security at December 31,
     2008 is $1,422,948, which represents 0.3%
     of the Portfolio's net assets.
(e)  Illiquid security.  The total market
     value of this security at December 31,
     2008 is $1,422,948, which represents 0.3%
     of the Portfolio's net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-145

(f)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2008 is $38,430,509, which represents 9.4% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(j)  At December 31, 2008, cost is
     $441,008,013 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $19,547,077
Gross unrealized depreciation       (2,567,849)
                                   -----------
Net unrealized appreciation        $16,979,228
                                   ===========





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $         --
Level 2--Other Significant
 Observable Inputs                     456,564,293
Level 3--Significant Unobservable
 Inputs                                  1,422,948
                                      ------------
Total                                 $457,987,241
                                      ============





The Portfolio did not hold other financial instruments as of December 31, 2008.




Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                    INVESTMENTS IN
                                        SECURITIES
Balance as of 12/31/07                  $1,748,129
Accrued discounts/premiums                      --
Realized gain (loss)                          (546)
Change in unrealized
  appreciation/depreciation                (20,154)
Net purchases (sales)                      490,339
Net transfers in and/or out of
  Level 3                                 (794,820)
                                        ----------
Balance as of 12/31/08                  $1,422,948
                                        ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  12/31/08                                 (12,720)










M-146    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $441,007,961)     $457,987,241
Receivables:
  Interest                              2,811,663
  Fund shares sold                      1,073,678
  Investment securities sold                  463
Other assets                                  737
                                     ------------
     Total assets                     461,873,782
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      37,592,680
  Fund shares redeemed                    354,904
  Manager (See Note 3)                    188,398
  Shareholder communication                61,118
  NYLIFE Distributors (See Note 3)         47,670
  Professional fees                        36,664
  Custodian                                 7,109
  Directors                                 1,267
Accrued expenses                            1,965
                                     ------------
     Total liabilities                 38,291,775
                                     ------------
Net assets                           $423,582,007
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    362,367
Additional paid-in capital            393,025,732
                                     ------------
                                      393,388,099
Accumulated undistributed net
  investment income                    12,862,291
Accumulated undistributed net
  realized gain on investments            352,337
Net unrealized appreciation on
  investments                          16,979,280
                                     ------------
Net assets                           $423,582,007
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $206,744,077
                                     ============
Shares of capital stock outstanding    17,633,600
                                     ============
Net asset value per share
  outstanding                        $      11.72
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $216,837,930
                                     ============
Shares of capital stock outstanding    18,603,106
                                     ============
Net asset value per share
  outstanding                        $      11.66
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-147

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $14,571,764
  Income from securities loaned--net      371,388
                                      -----------
     Total income                      14,943,152
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,479,593
  Distribution and service--Service
     Class (See Note 3)                   372,707
  Administration (See Note 3)             202,836
  Professional fees                        82,160
  Shareholder communication                77,002
  Custodian                                21,108
  Directors                                12,084
  Miscellaneous                            28,409
                                      -----------
     Total expenses                     2,275,899
                                      -----------
Net investment income                  12,667,253
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        7,193,024
Net change in unrealized
  appreciation on investments          13,961,268
                                      -----------
Net realized and unrealized gain on
  Investments                          21,154,292
                                      -----------
Net increase in net assets resulting
  from operations                     $33,821,545
                                      ===========







M-148    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 12,667,253   $ 11,482,717
 Net realized gain (loss) on
  investments                     7,193,024       (237,964)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 13,961,268      4,997,111
                               ---------------------------
 Net increase in net assets
  resulting from operations      33,821,545     16,241,864
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (5,950,768)    (8,209,965)
    Service Class                (5,681,330)    (3,933,719)
                               ---------------------------
 Total dividends to
 shareholders                   (11,632,098)   (12,143,684)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        206,450,367     35,950,191
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      11,632,098     12,143,684
 Cost of shares redeemed        (76,338,228)   (50,883,026)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               141,744,237     (2,789,151)
                               ---------------------------
    Net increase in net
     assets                     163,933,684      1,309,029

NET ASSETS:
Beginning of year               259,648,323    258,339,294
                               ---------------------------
End of year                    $423,582,007   $259,648,323
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $ 12,862,291   $ 11,632,068
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-149

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  11.02    $  10.85    $  10.53    $  10.63    $  10.73
                            --------    --------    --------    --------    --------
Net investment income           0.44 (a)    0.51 (a)    0.47 (a)    0.40 (a)    0.45
Net realized and
  unrealized gain (loss)
  on investments                0.60        0.21       (0.04)      (0.15)      (0.09)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.04        0.72        0.43        0.25        0.36
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.34)      (0.55)      (0.11)      (0.35)      (0.46)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  11.72    $  11.02    $  10.85    $  10.53    $  10.63
                            ========    ========    ========    ========    ========
Total investment return         9.80%       6.69%       4.06%       2.38%(b)    3.33%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.91%       4.61%       4.45%       3.75%       3.63%
  Net expenses                  0.57%       0.56%       0.57%       0.43%       0.59%
  Expenses (before
     reimbursement)             0.57%       0.56%       0.57%       0.56%       0.59%
Portfolio turnover rate           72%(c)      15%         83%(c)     171%(c)     113%
Net assets at end of year
  (in 000's)                $206,744    $170,115    $189,235    $231,485    $275,674




(a)  Per share data based on average shares outstanding during the year.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(c) The portfolio turnover rates not including mortgage dollar rolls are 50%, 46% and 50% for the years ended December 31, 2008, December 31, 2006 and December
     31, 2005, respectively.





M-150    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          SERVICE CLASS
      ----------------------------------------------------
                     YEAR ENDED DECEMBER 31,
      ----------------------------------------------------

        2008        2007       2006       2005       2004

      $  10.97    $ 10.81    $ 10.50    $ 10.61    $ 10.72
      --------    -------    -------    -------    -------
          0.40 (a)   0.48 (a)   0.45 (a)   0.38 (a)   0.44
          0.62       0.20      (0.05)     (0.16)     (0.11)
      --------    -------    -------    -------    -------
          1.02       0.68       0.40       0.22       0.33
      --------    -------    -------    -------    -------

         (0.33)     (0.52)     (0.09)     (0.33)     (0.44)
      --------    -------    -------    -------    -------
      $  11.66    $ 10.97    $ 10.81    $ 10.50    $ 10.61
      ========    =======    =======    =======    =======
          9.53%      6.42%      3.80%      2.08%(b)   3.07%

          3.59%      4.36%      4.20%      3.50%      3.38%
          0.82%      0.81%      0.82%      0.68%      0.84%
          0.82%      0.81%      0.82%      0.81%      0.84%
            72%(c)     15%        83%(c)    171%(c)    113%
      $216,838    $89,533    $69,104    $58,267    $40,085





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-151

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                           SINCE
AVERAGE ANNUAL                  ONE      INCEPTION
TOTAL RETURNS                  YEAR      (2/13/06)
--------------------------------------------------
After Portfolio operating
  expenses                   (37.58%)      (8.46%)




                                            (After Portfolio operating expenses)
(Performance Graph)

                              MAINSTAY VP
                           GROWTH ALLOCATION    MSCI EAFE(R)    S&P 500(R)
                               PORTFOLIO            INDEX          INDEX
                           -----------------    ------------    ----------
2/13/06                          10000              10000          10000
                                 11242              12152          11386
                                 12412              13509          12012
12/31/08                          7748               7649           7568






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                           SINCE
AVERAGE ANNUAL                  ONE      INCEPTION
TOTAL RETURNS                  YEAR      (2/13/06)
--------------------------------------------------
After Portfolio operating
  expenses                   (37.75%)      (8.70%)




                                            (After Portfolio operating expenses)
(Performance Graph)

                            MAINSTAY VP
                         GROWTH ALLOCATION    MSCI EAFE(R)    S&P 500(R)
                             PORTFOLIO            INDEX          INDEX
                         -----------------    ------------    ----------
2/13/06                        10000              10000          10000
                               11218              12152          11386
                               12355              13509          12012
12/31/08                        7691               7649           7568







 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
--------------------------------------------------------------------
S&P 500(R) Index(2)                           (37.00%)      (9.20%)
MSCI EAFE(R) Index(2)                         (43.38)       (8.86)
Average Lipper Variable Products Multi-
Cap Core Portfolio(3)                         (38.66)      (10.64)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.


3. The average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-152    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $694.00         $0.34          $1,024.70         $ 0.41
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $693.00         $1.40          $1,023.50         $1.68
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.08% for Initial Class and 0.33% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-153

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               65.1
Total Return                                    29.4
Capital Appreciation                             5.6
 Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page M-158 for specific holdings within these categories.



M-154    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Growth Allocation Portfolio returned -37.58% for Initial Class shares and -37.75% for Service Class shares. Both share classes outperformed the -38.66% return of the average Lipper(2) Variable Products Multi-Cap Core Portfolio over the same period. Both share classes underperformed the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio outperformed its Lipper peers primarily because of strong active returns by Underlying Portfolios/Funds that invest in international equity securities. Weakness in MainStay VP Large Cap Growth Portfolio detracted from the Portfolio's performance relative to the S&P 500(R) Index.

DURING 2008, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Under-lying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2008, these techniques proved modestly successful. No single factor--or readily identifiable set of related factors--had a dispro-portionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2008?

During 2008, the Portfolio made its first investments in Underlying Portfolios/Funds that employ a 130/30 strategy, which typically allows the portfolio managers of the Underlying Portfolios/Funds to pursue a larger set of opportunities through a certain amount of short selling of securities that the portfolio managers of those Underlying Portfolios/Funds believe to be overpriced. During the year, however, regulatory authorities in several countries enacted temporary rules prohibiting the short-selling of certain stocks. Among the Portfolio's more substantial moves--a shift into MainStay 130/30 Core Fund--performed better than its long-only counterpart. A similar investment involving MainStay 130/30 Growth Fund, however, had little impact on the Portfolio's performance, as returns for that Underlying Portfolio/Fund were not materially different from those of its long-only counterparts. An investment in the MainStay 130/30 International Fund was mildly disappointing, as the performance of this Underlying Portfolio/Fund was slightly below that of its benchmark.

Also, the Portfolio entered the reporting period with a bias toward Underlying Portfolios/Funds that invest in growth stocks. This bias was gradually unwound during the first half of 2008. The timing on that decision was good, as the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

WHICH OF THE PORTFOLIO'S UNDERLYING PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS DURING 2008 AND WHICH HAD THE WEAKEST?

All Underlying Equity Portfolios/Funds in which the Portfolio invested generated substantial negative returns in 2008. MainStay VP International Equity Portfolio provided the least negative performance, which was surprising, since international stocks in general fared quite poorly relative to domestic issues. MainStay 130/30 Core Fund was the next-best


1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-155
performing Underlying Portfolio/Fund in which the Portfolio consistently maintained a position.

At the opposite end of the spectrum, MainStay 130/30 International Fund had the weakest return among the Portfolio's holdings during 2008, followed by MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund.

WHICH OF THE PORTFOLIO'S UNDERLYING PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Despite negative absolute performance, MainStay VP Common Stock Portfolio made the most substantial positive contribution to the Portfolio's performance relative to the S&P 500(R) Index. Ironically, that same Underlying Portfolio/Fund was among the larger detractors from absolute performance because of the comparatively large size of the Portfolio's position. MainStay VP Large Cap Growth Portfolio made sizable negative contributions to both absolute and relative performance.





THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-156    MainStay VP Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH AT LEAST APRIL 30, 2009, AS DISCUSSED IN NOTE 11.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Information about MainStay VP Growth Allocation Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-157

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                     SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
----------------------------------------------------------

EQUITY FUNDS 100.1%
MainStay 130/30 Core Fund
  Class I (a)                     1,403,788   $  8,085,819
MainStay 130/30 Growth Fund
  Class I (a)(b)                    854,836      5,385,468
MainStay 130/30 International
  Fund Class I (a)(b)             1,465,017      7,691,340
MainStay Growth Equity Fund
  Class I (a)                       744,634      5,830,481
MainStay ICAP Equity Fund
  Class I                           615,634     15,483,201
MainStay ICAP International
  Fund Class I                      483,481     11,013,687
MainStay MAP Fund Class I           385,985      8,341,136
MainStay VP Capital
  Appreciation Portfolio
  Initial Class                      10,511        173,633
MainStay VP Common Stock
  Portfolio Initial Class (a)     2,604,243     31,401,464
MainStay VP ICAP Select Equity
  Portfolio Initial Class         1,838,613     15,468,473
MainStay VP International
  Equity Portfolio Initial
  Class (a)                       1,093,941     12,362,536
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)     2,864,606     26,338,801
MainStay VP Mid Cap Core
  Portfolio Initial Class           126,503        894,252
MainStay Value Fund Class I
  (a)                               189,954      2,304,137
                                              ------------
Total Investments
  (Cost $233,275,194) (c)             100.1%   150,774,428
Liabilities in Excess of
  Cash and Other Assets                (0.1)       (94,026)
                                ------------  ------------

Net Assets                            100.0%  $150,680,402
                                  =========   ============





+    Percentages indicated are based on
     Portfolio net assets.
(a) The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying
     Portfolios/Funds shares Class.
(b)  Non-income producing Underlying Fund.
(c)  At December 31, 2008, cost is
     $234,929,272 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $         --
Gross unrealized depreciation       (84,154,844)
                                   ------------
Net unrealized depreciation        $(84,154,844)
                                   ============





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $150,774,428
Level 2--Other Significant
  Observable Inputs                             --
Level 3--Significant Unobservable
  Inputs                                        --
                                      ------------
Total                                 $150,774,428
                                      ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-158    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $233,275,194)                 $150,774,428
Cash                                      177,992
Receivables:
  Fund shares sold                         72,616
Other assets                                  429
                                     ------------
     Total assets                     151,025,465
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         145,753
  Fund shares redeemed                    106,993
  Shareholder communication                30,119
  NYLIFE Distributors (see Note 3)         28,984
  Professional fees                        20,953
  Custodian                                 8,468
  Directors                                   653
Accrued expenses                            3,140
                                     ------------
     Total liabilities                    345,063
                                     ------------
Net assets                           $150,680,402
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    215,222
Additional paid-in capital            231,321,477
                                     ------------
                                      231,536,699
Accumulated undistributed net
  investment income                     3,831,002
Accumulated net realized loss on
  investments                          (2,186,533)
Net unrealized depreciation on
  investments                         (82,500,766)
                                     ------------
Net assets                           $150,680,402
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 15,698,958
                                     ============
Shares of capital stock outstanding     2,237,645
                                     ============
Net asset value per share
  outstanding                        $       7.02
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $134,981,444
                                     ============
Shares of capital stock outstanding    19,284,548
                                     ============
Net asset value per share
  outstanding                        $       7.00
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-159

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  2,171,935
  Interest                                  1,220
                                     ------------
     Total income                       2,173,155
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         401,414
  Professional fees                        44,538
  Shareholder communication                41,281
  Custodian                                14,538
  Directors                                 7,144
  Miscellaneous                            13,123
                                     ------------
     Total expenses                       522,038
                                     ------------
Net investment income                   1,651,117
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (7,555,240)
  Capital gain distributions from
     affiliated investment
     companies                          8,096,740
                                     ------------
Net realized gain on investments
  from affiliated investment
  companies                               541,500
                                     ------------
Net change in unrealized
  appreciation on investments         (85,424,794)
                                     ------------
Net realized and unrealized loss on
  investments                         (84,883,294)
                                     ------------
Net decrease in net assets
  resulting from operations          $(83,232,177)
                                     ============







M-160    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                                   2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                     $  1,651,117     $    723,100
 Net realized gain from affiliated
  investment companies                          541,500       12,276,746
 Net change in unrealized appreciation
  on investments                            (85,424,794)      (1,638,131)
                                           -----------------------------
 Net increase (decrease) in net assets
  resulting from operations                 (83,232,177)      11,361,715
                                           -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                              (137,311)        (190,751)
    Service Class                              (888,878)      (1,520,765)
                                           -----------------------------
                                             (1,026,189)      (1,711,516)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                              (434,580)        (623,976)
    Service Class                            (3,777,429)      (5,970,454)
                                           -----------------------------
                                             (4,212,009)      (6,594,430)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                               (5,238,198)      (8,305,946)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            66,691,315      105,007,558
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 5,238,198        8,305,946
 Cost of shares redeemed                    (18,578,086)     (12,476,144)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              53,351,427      100,837,360
                                           -----------------------------
    Net increase (decrease) in net
     assets                                 (35,118,948)     103,893,129

NET ASSETS:
Beginning of year                           185,799,350       81,906,221
                                           -----------------------------
End of year                                $150,680,402     $185,799,350
                                           =============================
Accumulated undistributed net investment
 income at end of year                     $  3,831,002     $  1,026,179
                                           =============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-161

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                                      ----------------------------------
                                                            FEBRUARY 13,
                                                               2006**
                                          YEAR ENDED           THROUGH
                                         DECEMBER 31,       DECEMBER 31,
                                      ----------------------------------

                                        2008       2007         2006

Net asset value at beginning of
  period                              $ 11.69    $ 11.10       $10.00
                                      -------    -------       ------
Net investment income                    0.11 (a)   0.07         0.08 (a)
Net realized and unrealized gain
  (loss) on investments                 (4.50)      1.11         1.17
                                      -------    -------       ------
Total from investment operations        (4.39)      1.18         1.25
                                      -------    -------       ------
Less dividends and distributions:
  From net investment income            (0.07)     (0.14)       (0.08)
  From net realized gain on
     investments                        (0.21)     (0.45)       (0.07)
                                      -------    -------       ------
Total dividends and distributions       (0.28)     (0.59)       (0.15)
                                      -------    -------       ------
Net asset value at end of period      $  7.02    $ 11.69       $11.10
                                      =======    =======       ======
Total investment return                (37.58%)    10.41%       12.42%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.14%      0.75%        0.90%++
  Net expenses (c)                       0.07%      0.07%        0.24%++
  Expenses (before reimbursement)
     (c)                                 0.07%      0.09%        0.24%++
Portfolio turnover rate                    42%        16%          61%
Net assets at end of period (in
  000's)                              $15,699    $17,160       $7,312




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-162    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                  SERVICE CLASS
      ------------------------------------
                              FEBRUARY 13,
                                 2006**
       YEAR ENDED DECEMBER       THROUGH
               31,            DECEMBER 31,
      ------------------------------------

        2008        2007          2006
      $  11.67    $  11.08       $ 10.00
      --------    --------       -------
          0.09 (a)    0.05          0.07 (a)
         (4.50)       1.10          1.15
      --------    --------       -------
         (4.41)       1.15          1.22
      --------    --------       -------

         (0.05)      (0.11)        (0.07)
         (0.21)      (0.45)        (0.07)
      --------    --------       -------
         (0.26)      (0.56)        (0.14)
      --------    --------       -------
      $   7.00    $  11.67       $ 11.08
      ========    ========       =======
        (37.75%)     10.14%        12.18%(b)

          0.90%       0.52%         0.72%++
          0.32%       0.32%         0.49%++
          0.32%       0.34%         0.49%++
            42%         16%           61%
      $134,981    $168,639       $74,594




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                www.mainstayfunds.com  M-163

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (24.11%)       0.19%         4.58%




                                            (After Portfolio operating expenses)
(Performance Graph)

                                                         CREDIT SUISSE
                                      MAINSTAY VP          HIGH YIELD
                                 GOVERNMENT PORTFOLIO        INDEX
                                 --------------------    -------------
12/31/98                                 10000               10000
                                         11284               10328
                                         10623                9790
                                         11144               10358
                                         11373               10680
                                         15509               13663
                                         17482               15297
                                         17997               15643
                                         20163               17507
                                         20629               17970
12/31/08                                 15655               13267






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (24.30%)       (0.07%)       4.33%




                                            (After Portfolio operating expenses)
(Performance Graph)

                                                 CREDIT SUISSE
                              MAINSTAY VP          HIGH YIELD
                         GOVERNMENT PORTFOLIO        INDEX
                         --------------------    -------------
12/31/98                         10000               10000
                                 11258               10328
                                 10574                9790
                                 11068               10358
                                 11270               10680
                                 15332               13663
                                 17240               15297
                                 17698               15643
                                 19780               17507
                                 20186               17970
12/31/08                         15281               13267







BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
Credit Suisse High Yield Index(4)           (26.17%)       (0.59%)       2.87%
Average Lipper Variable Products High
Current Yield Portfolio(5)                  (26.93)        (1.41)        1.07



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.15% and 4.57% for Initial Class shares and -0.08% and 4.33% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance.




M-164    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $771.20         $2.76          $1,022.00         $3.15
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $770.30         $3.87          $1,020.80         $4.42
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-165

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 66.00
Loan Assignments & Participations               10.70
Yankee Bonds                                     9.10
Short-Term Investments (including
  collateral from securities lending which
  is less than one-tenth of a percent)           9.00
Cash and Other Assets, Less Liabilities          2.30
Preferred Stocks                                 0.90
Common Stocks                                    0.70
Foreign Bond                                     0.50
Convertible Bonds                                0.50
Convertible Preferred Stock                      0.30
Warrants                                       0.00++





++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-169 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  HCA, Inc., 3.459%-8.75%, due
        9/1/10-11/18/13
    2.  SunGard Data Systems, Inc.,
        4.017%-10.625%,
        due 8/15/13-5/15/15
    3.  Georgia-Pacific Corp., 7.00%-8.875%, due
        1/15/15-5/15/31
    4.  American Real Estate Partners,
        L.P. /American Real Estate Finance
        Corp., 7.125%-8.125%, due 6/1/12-2/15/13
    5.  Community Health Systems, Inc.,
        1.801%-8.875%,
        due 7/25/14-7/15/15
    6.  Qwest Corp., 6.95%-8.875%,
        due 6/30/10-11/10/26
    7.  TXU Corp., 5.36%-5.582%, due 10/10/14
    8.  Lender Processing Services, Inc.,
        2.961%-8.125%,
        due 7/2/13-7/1/16
    9.  Rainbow National Services LLC,
        8.75%-10.375%,
        due 9/1/12-9/1/14
   10.  Calpine Corp., 1st Priority Term Loan,
        4.335%, due 3/29/14







M-166    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP High Yield Corporate Bond Portfolio returned -24.11% for Initial Class shares and -24.30% for Service Class shares. Both share classes outperformed the -26.93% return of the average Lipper(1) Variable Products High Current Yield Portfolio and the -26.17% return of the Credit Suisse High Yield Index(1) for the 12 months ended December 31, 2008. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2008?

The Portfolio's performance relative to its peers and its benchmark resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of historical yield spreads.(2)

Throughout 2008, the Portfolio was more conservatively positioned than the Credit Suisse High Yield Index and remained underweight relative to the Index in lower-rated high-yield securities. Although increased economic risks were rapidly developing, we believed that these risks were not adequately priced into the high-yield market and that many high-yield securities failed to provide adequate compensation for their inherent risks. Our positioning contributed positively to the Portfolio's relative results, as higher-quality high-yield bonds outperformed lower-quality high-yield bonds during 2008.


WHAT PURCHASES AND SALES DID THE PORTFOLIO MAKE DURING 2008 AND HOW DID THEY AFFECT PERFORMANCE?

During 2008, we added to or established meaningful positions in the fixed-income securities of medical products manufacturer Biomet, electric power utility TXU and integrated telecommunications/media company Quebecor Media/Videotron.

We reduced or eliminated several positions during 2008. Among these were Northwest Airlines and Delta Air Lines, which we sold before and after Northwest was acquired by Delta. Other sales included printing & publishing companies Idearc and R.H. Donnelley, television broadcaster ION Media Networks and food producer Pilgrim's Pride. All of these position changes contributed positively to the Portfolio's relative performance during the year.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

During the year, we increased the Portfolio's exposure to the health care and cable sectors. In health care, the medical products industry was among the Portfolio's larger weightings. We believed that the nondiscretionary nature of these products made them more resistant to an economic downturn.

Over the same period, we decreased the Portfolio's exposure to airlines and media. The media sector was burdened by a very weak advertising environment, as growth slowed in most major media, especially print.


The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-167

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

The Portfolio's sector weightings are a result of our bottom-up security selection process, which evaluates each security on its individual merits. As of December 31, 2008, the Portfolio was overweight relative to the Credit Suisse High Yield Index in health care, specialty financial and gaming. As of the same date, the Portfolio was underweight in the retail, housing, consumer/food and metals sectors.

As employment, credit availability and income came under greater downward pressure, our steering away from sectors that had stronger consumer connections proved to be a successful strategy. Indeed, all of these weightings benefited the Portfolio during 2008.




The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP High Yield Corporate Bond Portfolio on this page and the preceding pages has not been audited.


M-168    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008



                                                                         PRINCIPAL
                                                                            AMOUNT                 VALUE
LONG-TERM BONDS 86.8%+
CONVERTIBLE BONDS 0.5%
---------------------------------------------------------------------------------------------------------

INSURANCE 0.2%
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning 9/30/10                                     $ 1,670,000       $     814,125
  3.50%, due 9/30/35
  (zero coupon), beginning 9/30/10 (a)                                     950,000             463,125
                                                                                         -------------
                                                                                             1,277,250
                                                                                         -------------

INTERNET 0.0%++
At Home Corp.
  0.525%, due 12/28/18 (b)(c)(d)(e)                                      1,869,975                 187
  4.75%, due 12/31/49 (b)(c)(d)(e)                                       9,032,054                 903
                                                                                         -------------
                                                                                                 1,090
                                                                                         -------------

MEDIA 0.3%
Sinclair Broadcast Group, Inc.
  3.00%, due 5/15/27                                                     5,560,000           3,002,400
                                                                                         -------------
Total Convertible Bonds
  (Cost $7,981,182)                                                                          4,280,740
                                                                                         -------------



CORPORATE BONDS 66.0%
---------------------------------------------------------------------------------------------------------

ADVERTISING 0.6%
Interpublic Group of Cos., Inc.
  6.25%, due 11/15/14                                                    7,900,000           3,515,500
Lamar Media Corp.
  6.625%, due 8/15/15                                                      715,000             516,588
  Series B
  6.625%, due 8/15/15                                                    1,945,000           1,405,262
  7.25%, due 1/1/13                                                        245,000             195,388
                                                                                         -------------
                                                                                             5,632,738
                                                                                         -------------

AEROSPACE & DEFENSE 0.6%
BE Aerospace, Inc.
  8.50%, due 7/1/18                                                      2,660,000           2,394,000
Hawker Beechcraft
  Acquisition Co. LLC/Hawker
  Beechcraft Co.
  8.50%, due 4/1/15                                                      3,715,000           1,523,150
  9.75%, due 4/1/17                                                      2,935,000             792,450
Sequa Corp.
  11.75%, due 12/1/15 (a)                                                3,445,000           1,309,100
                                                                                         -------------
                                                                                             6,018,700
                                                                                         -------------

AGRICULTURE 0.6%
Reynolds American, Inc.
  7.625%, due 6/1/16                                                     3,475,000           2,894,025
  7.75%, due 6/1/18                                                      3,505,000           2,875,607
                                                                                         -------------
                                                                                             5,769,632
                                                                                         -------------

AIRLINES 0.3%
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (a)                                                 4,215,000           1,728,150
Delta Air Lines, Inc. (Escrow Shares)
  (zero coupon), due 12/27/49 (l)                                        3,395,000              63,656
  2.875%, due 2/6/24 (l)                                                 2,325,000              46,500
  2.875%, due 2/18/49 (a)(l)                                             1,355,000              27,100
  8.00%, due 6/3/23 (l)                                                  2,560,000              51,200
  8.00%, due 6/3/49 (l)                                                  3,375,000              67,500
  8.30%, due 12/15/29 (l)                                                3,660,000              73,200
  9.25%, due 3/15/49 (l)                                                 2,450,000              45,937
  9.75%, due 5/15/49 (l)                                                   350,000               6,563
  10.00%, due 8/15/49 (l)                                                2,630,000              49,312
  10.375%, due 12/15/22 (l)                                              3,275,000              61,406
  10.375%, due 2/1/49 (l)                                                5,180,000              97,125
Northwest Airlines, Inc. (Escrow Shares)
  7.625%, due 11/15/23 (l)                                               3,847,600              14,428
  7.875%, due 12/31/49 (l)                                               3,986,900               4,984
  8.70%, due 3/15/49 (l)                                                   155,000                 194
  8.875%, due 6/1/49 (l)                                                 1,996,000               2,495
  9.875%, due 3/15/37 (l)                                                2,108,000               2,635
  10.00%, due 2/1/09 (l)                                                 7,315,600               9,145
                                                                                         -------------
                                                                                             2,351,530
                                                                                         -------------

APPAREL 0.4%
Unifi, Inc.
  11.50%, due 5/15/14                                                    5,965,000           3,519,350
                                                                                         -------------


AUTO MANUFACTURERS 0.5%
Daimler Finance North America LLC
  7.30%, due 1/15/12                                                     1,445,000           1,249,029
DaimlerChrysler N.A. Holding Corp.
  6.50%, due 11/15/13                                                    1,555,000           1,212,920
Ford Motor Co.
  7.45%, due 7/16/31                                                     6,215,000           1,740,200
                                                                                         -------------
                                                                                             4,202,149
                                                                                         -------------

AUTO PARTS & EQUIPMENT 1.7%
Allison Transmission, Inc.
  11.25%, due 11/1/15 (a)(f)                                             3,800,000           1,501,000
American Tire Distributors, Inc.
  10.133%, due 4/1/12 (g)                                                  775,000             573,500
  10.75%, due 4/1/13                                                     1,855,000           1,381,975


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest issuers held, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-169

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
FleetPride Corp.
  11.50%, due 10/1/14 (a)                                              $ 5,665,000       $   4,956,875
Goodyear Tire & Rubber Co. (The)
  6.318%, due 12/1/09 (g)                                                  935,000             850,850
  8.625%, due 12/1/11                                                    2,585,000           2,145,550
Lear Corp.
  Series B
  8.50%, due 12/1/13                                                     1,865,000             578,150
  8.75%, due 12/1/16                                                     5,475,000           1,587,750
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                                                   5,290,000           2,010,200
  10.25%, due 7/15/13                                                    1,065,000             660,300
                                                                                         -------------
                                                                                            16,246,150
                                                                                         -------------

BEVERAGES 0.3%
Constellation Brands, Inc.
  7.25%, due 5/15/17                                                     2,845,000           2,688,525
                                                                                         -------------


BUILDING MATERIALS 0.9%
Compression Polymers Corp.
  10.50%, due 7/1/13                                                     1,760,000             985,600
Texas Industries, Inc.
  7.25%, due 7/15/13                                                       295,000             227,888
  7.25%, due 7/15/13 (a)                                                 9,605,000           7,419,862
                                                                                         -------------
                                                                                             8,633,350
                                                                                         -------------

CHEMICALS 0.8%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                                     2,400,000             300,000
MacDermid, Inc.
  9.50%, due 4/15/17 (a)                                                 3,975,000           2,067,000
Millennium America, Inc.
  7.625%, due 11/15/26                                                   3,150,000              94,500
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/16 (a)                                                1,640,000           1,312,000
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)                                                 3,655,000           2,924,000
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (h)                                                 9,170,000             917,000
                                                                                         -------------
                                                                                             7,614,500
                                                                                         -------------

COAL 0.3%
Peabody Energy Corp.
  7.375%, due 11/1/16                                                      845,000             794,300
  7.875%, due 11/1/26                                                    2,235,000           1,843,875
                                                                                         -------------
                                                                                             2,638,175
                                                                                         -------------

COMMERCIAL SERVICES 3.4%
Cardtronics, Inc.
  9.25%, due 8/15/13                                                     7,245,000           4,854,150
El Comandante Capital Corp.
  (Escrow Shares)
  (zero coupon), due 12/31/50 (d)(e)                                     2,412,000             173,664
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                                    4,854,000           3,743,647
iPayment, Inc.
  9.75%, due 5/15/14                                                     6,280,000           3,140,000
Knowledge Learning Corp., Inc.
  7.75%, due 2/1/15 (a)                                                  7,845,000           5,491,500
Language Line, Inc.
  11.125%, due 6/15/12                                                   5,005,000           4,654,650
v  Lender Processing Services, Inc.
  8.125%, due 7/1/16                                                     3,380,000           3,012,425
Rural/Metro Corp.
  9.875%, due 3/15/15                                                    4,120,000           3,296,000
Service Corp. International
  7.375%, due 10/1/14                                                    2,145,000           1,823,250
  7.625%, due 10/1/18                                                    2,210,000           1,635,400
                                                                                         -------------
                                                                                            31,824,686
                                                                                         -------------

COMPUTERS 1.3%
v  SunGard Data Systems, Inc.
  4.875%, due 1/15/14                                                    1,030,000             710,700
  9.125%, due 8/15/13                                                    4,390,000           3,797,350
  10.625%, due 5/15/15 (a)                                               8,420,000           7,199,100
                                                                                         -------------
                                                                                            11,707,150
                                                                                         -------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)                                                 4,490,000           2,963,400
                                                                                         -------------


DIVERSIFIED FINANCIAL SERVICES 1.1%
AmeriCredit Corp.
  8.50%, due 7/1/15                                                      6,955,000           6,085,625
LaBranche & Co., Inc.
  11.00%, due 5/15/12                                                    3,270,000           2,844,900
NSG Holdings LLC/NSG Holdings, Inc.
  7.75%, due 12/15/25 (a)                                                1,435,000           1,119,300
Ucar Finance, Inc.
  10.25%, due 2/15/12                                                      193,000             175,630
                                                                                         -------------
                                                                                            10,225,455
                                                                                         -------------

ELECTRIC 3.6%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                                      7,003,542           6,226,149
Energy Future Holdings Corp.
  10.875%, due 11/1/17 (a)                                               9,820,000           6,972,200



M-170    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
ESI Tractebel Acquisition Corp.
  Class B
  7.99%, due 12/30/11                                                  $   937,000       $     867,054
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)                                                  1,260,000           1,033,200
NRG Energy, Inc.
  7.25%, due 2/1/14                                                      4,775,000           4,464,625
  7.375%, due 2/1/16                                                       345,000             320,850
PNM Resources, Inc.
  9.25%, due 5/15/15                                                     2,825,000           2,245,875
Public Service Co. of New Mexico
  7.95%, due 5/15/18                                                     2,305,000           1,875,712
Reliant Energy
  Mid-Atlantic Power Holdings LLC
  Series C
  9.681%, due 7/2/26                                                     1,190,000             952,000
Reliant Energy, Inc.
  7.625%, due 6/15/14                                                    1,700,000           1,411,000
  7.875%, due 6/15/17                                                    8,180,000           6,625,800
Western Resources, Inc.
  7.125%, due 8/1/09                                                       855,000             847,235
                                                                                         -------------
                                                                                            33,841,700
                                                                                         -------------

ENERGY--ALTERNATE SOURCES 0.0%++
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (e)                                                     2,159               2,142
                                                                                         -------------


ENTERTAINMENT 2.6%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (a)                                                2,105,000             973,562
Gaylord Entertainment Co.
  6.75%, due 11/15/14                                                    3,630,000           2,250,600
  8.00%, due 11/15/13                                                    2,340,000           1,614,600
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                                                      6,475,000           2,751,875
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                                                     5,050,000           2,424,000
Mohegan Tribal Gaming Authority
  6.375%, due 7/15/09                                                    2,335,000           2,194,900
  8.00%, due 4/1/12                                                      2,986,000           1,821,460
Penn National Gaming, Inc.
  6.75%, due 3/1/15                                                      5,635,000           4,282,600
  6.875%, due 12/1/11                                                    3,200,000           2,960,000
Pinnacle Entertainment, Inc.
  8.75%, due 10/1/13                                                     3,505,000           2,768,950
United Artists Theatre Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (d)(e)                                                 767,889             460,734
                                                                                         -------------
                                                                                            24,503,281
                                                                                         -------------

ENVIRONMENTAL CONTROLS 0.7%
Geo Sub Corp.
  11.00%, due 5/15/12                                                    8,780,000           6,146,000
                                                                                         -------------


FINANCE--AUTO LOANS 1.6%
Ford Motor Credit Co. LLC
  5.70%, due 1/15/10                                                     2,115,000           1,797,390
  7.375%, due 10/28/09                                                   1,510,000           1,326,114
  7.875%, due 6/15/10                                                    4,635,000           3,708,834
General Motors Acceptance Corp. LLC
  6.75%, due 12/1/14 (a)                                                 8,808,000           6,051,272
  7.25%, due 3/2/11 (a)                                                  1,836,000           1,577,840
                                                                                         -------------
                                                                                            14,461,450
                                                                                         -------------

FINANCE--OTHER SERVICES 1.6%
v  American Real Estate Partners, L.P./
  American Real Estate Finance Corp.
  7.125%, due 2/15/13                                                   13,150,000           9,073,500
  8.125%, due 6/1/12                                                     7,680,000           5,913,600
                                                                                         -------------
                                                                                            14,987,100
                                                                                         -------------

FOOD 0.5%
Dole Food Co., Inc.
  8.625%, due 5/1/09                                                     1,010,000             914,050
Stater Brothers Holdings
  7.75%, due 4/15/15                                                     4,415,000           3,708,600
                                                                                         -------------
                                                                                             4,622,650
                                                                                         -------------

FOREST PRODUCTS & PAPER 2.5%
Bowater, Inc.
  9.375%, due 12/15/21                                                   7,589,700             758,970
  9.50%, due 10/15/12                                                       90,000               9,000
Domtar Corp.
  7.875%, due 10/15/11                                                   6,570,000           5,584,500
v  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)                                                 1,615,000           1,372,750
  7.125%, due 1/15/17 (a)                                                3,880,000           3,259,200
  7.25%, due 6/1/28                                                      4,180,000           2,549,800
  7.375%, due 12/1/25                                                    1,310,000             838,400
  7.75%, due 11/15/29                                                       64,000              40,320
  8.00%, due 1/15/24                                                     4,295,000           2,899,125
  8.875%, due 5/15/31                                                    6,895,000           4,757,550
NewPage Corp.
  10.00%, due 5/1/12                                                     4,120,000           1,812,800
                                                                                         -------------
                                                                                            23,882,415
                                                                                         -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-171

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
GAS 0.2%
MXEnergy Holdings, Inc.
  10.625%, due 8/1/11 (g)                                              $ 4,140,000       $   1,863,000
                                                                                         -------------


HAND & MACHINE TOOLS 0.2%
Baldor Electric Co.
  8.625%, due 2/15/17                                                      750,000             558,750
Thermadyne Holdings Corp.
  9.50%, due 2/1/14                                                      1,590,000           1,113,000
                                                                                         -------------
                                                                                             1,671,750
                                                                                         -------------

HEALTH CARE--PRODUCTS 3.5%
Biomet, Inc.
  10.00%, due 10/15/17                                                   4,835,000           4,641,600
  10.375%, due 10/15/17 (f)                                              2,100,000           1,659,000
  11.625%, due 10/15/17                                                  3,460,000           2,958,300
Catalent Pharma Solutions, Inc.
  9.50%, due 4/15/15                                                     6,245,000           2,373,100
DJO Finance LLC/DJO Finance Corp.
  10.875%, due 11/15/14                                                  7,440,000           5,356,800
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14                                                     5,215,000           4,667,425
Invacare Corp.
  9.75%, due 2/15/15                                                     4,890,000           4,327,650
ReAble Therapeutics Finance LLC/
  ReAble Therapeutics Finance Corp.
  11.75%, due 11/15/14                                                   5,065,000           3,342,900
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (f)                                                4,890,000           3,080,700
                                                                                         -------------
                                                                                            32,407,475
                                                                                         -------------

HEALTH CARE--SERVICES 3.7%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                                                    2,440,000           2,074,000
  Series B
  7.25%, due 12/15/12                                                    7,490,000           6,366,500
Centene Corp.
  7.25%, due 4/1/14                                                      4,135,000           3,266,650
v  Community Health Systems, Inc.
  8.875%, due 7/15/15                                                    6,105,000           5,616,600
v  HCA, Inc.
  6.30%, due 10/1/12                                                     6,800,000           4,794,000
  6.75%, due 7/15/13                                                     3,095,000           1,949,850
  8.75%, due 9/1/10                                                      1,200,000           1,152,000
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                                                     4,025,000           2,958,375
Skilled Healthcare Group, Inc.
  11.00%, due 1/15/14                                                    1,904,000           1,789,760
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                                     6,185,000           5,164,475
                                                                                         -------------
                                                                                            35,132,210
                                                                                         -------------

HOLDING COMPANY--DIVERSIFIED 0.8%
Leucadia National Corp.
  7.125%, due 3/15/17                                                    1,440,000           1,069,200
  8.125%, due 9/15/15                                                    4,480,000           3,595,200
Susser Holdings LLC
  10.625%, due 12/15/13                                                  3,375,000           2,953,125
                                                                                         -------------
                                                                                             7,617,525
                                                                                         -------------

HOUSEHOLD PRODUCTS & WARES 0.6%
ACCO Brands Corp.
  7.625%, due 8/15/15                                                    5,005,000           2,602,600
Jarden Corp.
  7.50%, due 5/1/17                                                      3,070,000           2,095,275
Libbey Glass, Inc.
  9.568%, due 6/1/11 (g)                                                 3,500,000           1,260,000
                                                                                         -------------
                                                                                             5,957,875
                                                                                         -------------

INSURANCE 1.8%
Crum & Forster Holdings Corp.
  7.75%, due 5/1/17                                                     11,475,000           8,089,875
HUB International Holdings, Inc.
  9.00%, due 12/15/14 (a)                                                9,160,000           5,599,050
Lumbermens Mutual Casualty Co.
  8.45%, due 12/1/97 (a)(c)                                                555,000               5,550
  9.15%, due 7/1/26 (a)(c)                                              12,235,000             122,350
USI Holdings Corp.
  6.024%, due 11/15/14 (a)(g)                                            2,080,000             845,000
  9.75%, due 5/15/15 (a)                                                 3,675,000           1,465,406
Willis North America, Inc.
  5.625%, due 7/15/15                                                      395,000             289,143
  6.20%, due 3/28/17                                                        80,000              55,423
                                                                                         -------------
                                                                                            16,471,797
                                                                                         -------------

INTERNET 0.4%
Expedia, Inc.
  8.50%, due 7/1/16 (a)                                                  4,795,000           3,572,275
                                                                                         -------------


IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                                    4,420,000           3,925,946
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                                      85,000              90,470
                                                                                         -------------
                                                                                             4,016,416
                                                                                         -------------




M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
LEISURE TIME 0.5%
Town Sports International, Inc.
  (zero coupon), due 2/1/14
  11.00%, beginning 2/1/09                                             $ 6,830,000       $   4,917,600
                                                                                         -------------


LODGING 2.0%
Boyd Gaming Corp.
  6.75%, due 4/15/14                                                       175,000             110,250
  7.75%, due 12/15/12                                                    8,615,000           7,753,500
MGM Mirage, Inc.
  8.50%, due 9/15/10                                                     2,314,000           1,943,760
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                                                      1,910,000           1,069,600
  9.75%, due 4/1/10                                                      3,035,000           2,276,250
San Pasqual Casino
  8.00%, due 9/15/13 (a)                                                 1,815,000           1,315,875
Seminole Hard Rock Entertainment, Inc./Seminole
  Hard Rock International LLC
  4.496%, due 3/15/14 (a)(g)                                             3,760,000           1,908,200
Wynn Las Vegas Capital Corp.
  6.625%, due 12/1/14                                                    3,085,000           2,329,175
                                                                                         -------------
                                                                                            18,706,610
                                                                                         -------------

MEDIA 2.9%
Charter Communications Operating LLC
  8.00%, due 4/30/12 (a)                                                 6,314,000           5,177,480
CSC Holdings, Inc.
  8.50%, due 6/15/15 (a)                                                 1,690,000           1,487,200
CW Media Holdings, Inc.
  13.50%, due 8/15/15 (a)(f)                                             1,665,000             732,600
HSN, Inc.
  11.25%, due 8/1/16 (a)                                                 5,075,000           3,730,125
ION Media Networks, Inc.
  8.003%, due 1/15/12 (a)(g)                                             5,310,000           1,685,925
  11.003%, due 1/15/13 (a)(f)                                            2,371,343             257,884
LBI Media, Inc.
  8.50%, due 8/1/17 (a)                                                  3,280,000           1,148,000
Local Insight Regatta Holdings, Inc.
  11.00%, due 12/1/17                                                    1,865,000             484,900
Morris Publishing Group LLC
  7.00%, due 8/1/13                                                      7,300,000             657,000
v  Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                                  2,940,000           2,646,000
  10.375%, due 9/1/14 (a)                                                8,515,000           7,578,350
Vertis, Inc.
  18.50%, due 10/1/12 (f)                                                3,065,000             789,237
Ziff Davis Media, Inc.
  8.801%, due 7/15/11 (d)(e)                                             1,058,749             899,937
Ziff Davis Media, Inc. (Escrow Shares)
  (zero coupon), due 5/1/12 (d)(e)                                       4,035,000             252,187
                                                                                         -------------
                                                                                            27,526,825
                                                                                         -------------

METAL FABRICATE & HARDWARE 0.6%
Metals USA, Inc.
  11.125%, due 12/1/15                                                   2,125,000           1,253,750
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                                     2,705,000           1,839,400
Neenah Foundary Co.
  9.50%, due 1/1/17                                                      5,355,000           2,677,500
                                                                                         -------------
                                                                                             5,770,650
                                                                                         -------------

MINING 0.5%
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, due 4/1/17                                                     5,585,000           4,579,700
                                                                                         -------------


MISCELLANEOUS--MANUFACTURING 1.4%
Actuant Corp.
  6.875%, due 6/15/17                                                    3,695,000           2,780,487
Polypore, Inc.
  8.75%, due 5/15/12                                                     2,700,000           1,944,000
RBS Global, Inc./Rexnord Corp.
  9.50%, due 8/1/14                                                      8,675,000           6,462,875
Sally Holdings LLC
  9.25%, due 11/15/14                                                    2,350,000           2,021,000
                                                                                         -------------
                                                                                            13,208,362
                                                                                         -------------

OIL & GAS 6.4%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                                                     5,480,000           1,096,000
  8.875%, due 2/1/17                                                     6,530,000           1,306,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17                                                     9,215,000           7,049,475
  6.625%, due 1/15/16                                                    1,590,000           1,256,100
  6.875%, due 11/15/20                                                   1,355,000             975,600
Forest Oil Corp.
  7.25%, due 6/15/19                                                     4,955,000           3,617,150
  8.00%, due 12/15/11                                                    3,685,000           3,362,562
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)                                                 3,520,000           2,481,600
  9.00%, due 6/1/16 (a)                                                  2,895,000           2,069,925
Linn Energy LLC
  9.875%, due 7/1/18 (a)                                                 3,930,000           2,299,050
Mariner Energy, Inc.
  7.50%, due 4/15/13                                                     5,585,000           3,574,400
  8.00%, due 5/15/17                                                     1,570,000             816,400
Newfield Exploration Co.
  6.625%, due 9/1/14                                                       645,000             528,900
  6.625%, due 4/15/16                                                    4,315,000           3,430,425
  7.125%, due 5/15/18                                                       35,000              27,650


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-173

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13                                                  $ 6,770,000       $   5,246,750
Petroquest Energy, Inc.
  10.375%, due 5/15/12                                                   4,870,000           3,360,300
Pride International, Inc.
  7.375%, due 7/15/14                                                    2,770,000           2,576,100
Regency Energy Partners/Regency
  Energy Finance Corp.
  8.375%, due 12/15/13                                                   1,981,000           1,356,985
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (a)                                                  2,820,000           1,565,100
Stone Energy Corp.
  6.75%, due 12/15/14                                                    5,750,000           2,817,500
  8.25%, due 12/15/11                                                      755,000             468,100
United Refining Co.
  10.50%, due 8/15/12                                                    2,315,000           1,342,700
Venoco, Inc.
  8.75%, due 12/15/11                                                    2,050,000             984,000
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)                                                 3,155,000           1,703,700
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                                      4,995,000           3,521,475
  7.25%, due 5/1/13                                                      1,855,000           1,317,050
                                                                                         -------------
                                                                                            60,150,997
                                                                                         -------------

OIL & GAS SERVICES 0.8%
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                                                      3,615,000           1,807,500
  9.00%, due 1/15/14                                                     3,835,000           2,032,550
Complete Production Services, Inc.
  8.00%, due 12/15/16                                                    3,815,000           2,403,450
Helix Energy Solutions Group, Inc.
  9.50%, due 1/15/16 (a)                                                 2,945,000           1,560,850
                                                                                         -------------
                                                                                             7,804,350
                                                                                         -------------

PHARMACEUTICALS 0.1%
Warner Chilcott Corp.
  8.75%, due 2/1/15                                                      1,125,000           1,001,250
                                                                                         -------------


PIPELINES 3.5%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning 11/1/11                                                395,000             409,121
  9.625%, due 11/1/21                                                    7,515,000           8,233,780
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)                                                 4,240,263           4,407,881
Copano Energy LLC
  8.125%, due 3/1/16                                                     2,260,000           1,638,500
Copano Energy LLC/Copano Energy Finance Corp.
  7.75%, due 6/1/18 (a)                                                  5,145,000           3,472,875
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                                    1,435,000           1,185,245
  7.625%, due 8/1/10                                                     3,975,000           3,813,424
MarkWest Energy Partners,
  L.P./MarkWest Energy Finance Corp.
  Series B
  6.875%, due 11/1/14                                                    4,050,000           2,551,500
  8.50%, due 7/15/16                                                     6,065,000           3,866,437
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                                    2,195,000           1,893,820
Southern Natural Gas Co.
  7.35%, due 2/15/31                                                     1,190,000             924,968
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                                                     1,005,000             797,713
                                                                                         -------------
                                                                                            33,195,264
                                                                                         -------------

REAL ESTATE INVESTMENT TRUSTS 1.9%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                                                    2,145,000           1,651,650
Host Marriott, L.P.
  6.375%, due 3/15/15                                                    1,315,000             979,675
  Series Q
  6.75%, due 6/1/16                                                      3,795,000           2,770,350
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                                      6,225,000           5,042,250
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                                      6,700,000           7,269,855
                                                                                         -------------
                                                                                            17,713,780
                                                                                         -------------

RETAIL 1.3%
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                                                        935,000             299,200
Rite Aid Corp.
  7.50%, due 3/1/17                                                        125,000              81,250
  8.625%, due 3/1/15                                                     7,905,000           2,727,225
  9.375%, due 12/15/15                                                     155,000              54,250
  9.50%, due 6/15/17                                                     3,835,000           1,332,663
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                                                    7,720,000           5,326,800
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                                     4,230,000           2,072,700
                                                                                         -------------
                                                                                            11,894,088
                                                                                         -------------




M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
SOFTWARE 0.6%
Open Solutions, Inc.
  9.75%, due 2/1/15 (a)                                                $ 4,745,000       $     711,750
SS&C Technologies, Inc.
  11.75%, due 12/1/13                                                    5,405,000           4,749,644
                                                                                         -------------
                                                                                             5,461,394
                                                                                         -------------

TELECOMMUNICATIONS 3.9%
Centennial Cellular Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                                                   6,655,000           6,721,550
Centennial Communications Corp./Cellular
  Operating Co. LLC/Puerto Rico Operations
  8.125%, due 2/1/14                                                       605,000             614,075
GCI, Inc.
  7.25%, due 2/15/14                                                     3,390,000           2,644,200
iPCS, Inc.
  5.318%, due 5/1/13 (g)                                                 1,525,000           1,082,750
Lucent Technologies, Inc.
  6.45%, due 3/15/29                                                    17,470,000           6,988,000
  6.50%, due 1/15/28                                                     3,410,000           1,329,900
PAETEC Holding Corp.
  9.50%, due 7/15/15                                                       180,000             107,100
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                                     1,265,000           1,100,550
  Series B
  7.50%, due 2/15/14                                                     8,560,000           6,120,400
v  Qwest Corp.
  7.20%, due 11/10/26                                                    1,645,000           1,061,025
  7.25%, due 9/15/25                                                       920,000             616,400
  7.50%, due 10/1/14                                                     1,655,000           1,373,650
  8.875%, due 3/15/12                                                    4,820,000           4,458,500
Sprint Nextel Corp.
  6.00%, due 12/1/16                                                     3,695,000           2,604,975
                                                                                         -------------
                                                                                            36,823,075
                                                                                         -------------

TEXTILES 1.1%
INVISTA
  9.25%, due 5/1/12 (a)                                                 14,065,000           9,845,500
                                                                                         -------------


TRANSPORTATION 0.4%
Atlantic Express Transportation Corp.
  11.626%, due 4/15/12 (g)                                               2,395,000             934,050
KAR Holdings, Inc.
  8.75%, due 5/1/14                                                      2,175,000             957,000
  10.00%, due 5/1/15                                                     6,060,000           1,999,800
                                                                                         -------------
                                                                                             3,890,850
                                                                                         -------------

TRUCKING & LEASING 0.3%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                                                    4,090,000           2,909,013
                                                                                         -------------
Total Corporate Bonds
  (Cost $899,499,504)                                                                      618,591,859
                                                                                         -------------


FOREIGN BOND 0.5%
---------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS 0.5%
Shaw Communications, Inc.
  7.50%, due 11/20/13                                                 C$ 5,470,000           4,485,444
                                                                                         -------------
Total Foreign Bond
  (Cost $4,292,626)                                                                          4,485,444
                                                                                         -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 10.7% (I)
---------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings, Inc.
  Tranche B1 Term Loan
  6.276%, due 7/31/14                                                  $ 1,963,893             981,947
  Tranche B2 Term Loan
  7.17%, due 7/31/14                                                     1,935,996             967,998
                                                                                         -------------
                                                                                             1,949,945
                                                                                         -------------

AUTOMOBILE 1.0%
DaimlerCrysler Financial Services Americas LLC
  2nd Lien Term Loan
  8.50%, due 8/3/12                                                     10,195,000           1,790,497
Ford Motor Co.
  Term Loan
  (zero coupon), due 12/16/13                                            6,885,000           2,762,606
Navistar International Corp.
  Term Loan B
  3.721%, due 1/3/12                                                     6,600,000           3,608,002
  Revolver
  5.17%, due 1/19/12                                                     2,400,000           1,312,001
                                                                                         -------------
                                                                                             9,473,106
                                                                                         -------------

BROADCASTING 0.6%
Nielsen Finance LLC
  Dollar Term Loan
  4.244%, due 8/9/13                                                     8,803,582           5,925,911
                                                                                         -------------


BUILDINGS & REAL ESTATE 0.3%
LNR Property Corp.
  Term Loan A1
  6.44%, due 7/12/09                                                       805,200             335,500
  Initial Tranche B Term Loan
  6.69%, due 7/12/11                                                     6,107,200           2,771,142
                                                                                         -------------
                                                                                             3,106,642
                                                                                         -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-175

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE 0.6%
v  Sungard Data Systems, Inc.
  Incremental Term Loan
  4.017%, due 2/28/14                                                  $ 7,962,892       $   5,422,729
                                                                                         -------------


FINANCE 0.8%
v  Lender Processing Services, Inc.
  Term Loan A
  2.961%, due 7/2/13                                                     8,075,000           7,267,500
                                                                                         -------------


HEALTHCARE, EDUCATION & CHILDCARE 2.9%
Capella Healthcare, Inc.
  1st Lien Term Loan
  5.75%, due 3/2/15                                                      2,640,050           2,046,039
v  Community Health Systems, Inc.
  Delayed Draw Term Loan
  1.801%, due 7/25/14 (j)                                                  201,623             156,308
  New Loan Term B
  4.445%, due 7/25/14                                                    8,466,723           6,563,827
Fresenius Medical Care Holdings, Inc.
  Term Loan
  2.965%, due 3/31/13                                                      397,945             342,896
v  HCA, Inc.
  Term Loan A
  3.459%, due 11/16/12                                                   2,595,451           2,180,179
  Term Loan B
  3.709%, due 11/18/13                                                  10,020,500           7,834,778
Talecris Biotherapeutics, Inc.
  1st Lien Term Loan
  5.64%, due 12/6/13                                                     2,371,600           2,051,434
  2nd Lien Term Loan
  8.64%, due 12/6/14                                                     4,845,000           3,972,900
Warner Chilcott Corp.
  Tranche B Term Loan
  3.459%, due 1/18/12                                                    1,588,455           1,298,562
  Tranche C Term Loan
  3.459%, due 1/18/12                                                      577,428             472,048
                                                                                         -------------
                                                                                            26,918,971
                                                                                         -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.2%
Town Sports International, Inc.
  Term Loan
  3.688%, due 2/27/14                                                    2,957,325           1,419,516
                                                                                         -------------


MACHINERY 0.2%
BHM Technologies LLC

  Exit Term Loan B
  8.50%, due 11/26/10(d)                                                 2,533,251           1,279,292
  Exit Term Loan
  12.25%, due 11/26/10 (d)                                                 995,000             965,150
                                                                                         -------------
                                                                                             2,244,442
                                                                                         -------------

RETAIL STORE 0.6%
Neiman Marcus Group, Inc. (The)
  Term Loan B
  4.193%, due 4/6/13                                                     4,113,924           2,599,251
Toys 'R' US (Delaware), Inc.
  Term Loan
  5.961%, due 1/19/13                                                    5,870,000           2,648,838
                                                                                         -------------
                                                                                             5,248,089
                                                                                         -------------

TELECOMMUNICATIONS 1.1%
Alltel Communications, Inc.
  Term Loan B3
  3.939%, due 5/15/15                                                    7,006,313           6,874,944
v  Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                                                     4,250,000           3,888,750
                                                                                         -------------
                                                                                            10,763,694
                                                                                         -------------

UTILITIES 2.2%
v  Calpine Corp.
  Ist Priority Term Loan
  4.335%, due 3/29/14                                                   13,761,000          10,094,670
v  TXU Corp.
  Term Loan B2
  5.582%, due 10/10/14                                                  10,531,688           7,280,029
     Term Loan B3
  5.36%, due 10/10/14                                                    5,123,130           3,541,364
                                                                                         -------------
                                                                                            20,916,063
                                                                                         -------------
Total Loan Assignments & Participations
  (Cost $149,513,326)                                                                      100,656,608
                                                                                         -------------


YANKEE BONDS 9.1% (K)
---------------------------------------------------------------------------------------------------------

CHEMICALS 0.1%
Nova Chemicals Corp.
  5.72%, due 11/15/13 (g)                                                2,965,000           1,126,700
                                                                                         -------------


COMMERCIAL SERVICES 0.1%
Quebecor World, Inc.
  8.75%, due 3/15/16 (a)                                                   150,000              11,813
  9.75%, due 1/15/15 (a)                                                 8,530,000             671,737
                                                                                         -------------
                                                                                               683,550
                                                                                         -------------




M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                         PRINCIPAL
                                                                            AMOUNT                  VALUE
YANKEE BONDS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
Digicel, Ltd.
  9.25%, due 9/1/12 (a)                                                $ 3,910,000       $   3,323,500
                                                                                         -------------


ELECTRIC 0.8%
Intergen N.V.
  9.00%, due 6/30/17 (a)                                                 9,365,000           7,679,300
                                                                                         -------------


ELECTRONICS 1.0%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                                                  23,800,000           9,282,000
                                                                                         -------------


ENTERTAINMENT 0.3%
Galaxy Entertainment Finance Co., Ltd.
  9.875%, due 12/15/12 (a)                                               5,940,000           2,613,600
                                                                                         -------------


FOREST PRODUCTS & PAPER 0.7%
Bowater Canada Finance
  7.95%, due 11/15/11                                                      755,000              79,275
Catalyst Paper Corp.
  7.375%, due 3/1/14                                                     3,481,000           1,287,970
  Series D
  8.625%, due 6/15/11                                                    1,930,000             849,200
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                                    7,545,000           4,451,550
                                                                                         -------------
                                                                                             6,667,995
                                                                                         -------------

INSURANCE 0.6%
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18                                                    3,015,000           2,170,800
  7.75%, due 7/15/37                                                       135,000              83,700
  8.30%, due 4/15/26                                                     4,645,000           3,158,600
                                                                                         -------------
                                                                                             5,413,100
                                                                                         -------------

MEDIA 1.7%
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                                                     3,106,140           1,366,702
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (a)                                                  3,220,000           1,223,600
Quebecor Media, Inc.
  7.75%, due 3/15/16                                                    12,140,000           8,194,500
Sun Media Corp.
  7.625%, due 2/15/13                                                    2,330,000           1,875,650
Videotron, Ltd.
  9.125%, due 4/15/18 (a)                                                3,550,000           3,301,500
                                                                                         -------------
                                                                                            15,961,952
                                                                                         -------------

PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals, Inc.
  5.953%, due 12/1/13 (g)                                                3,165,000           1,535,025
                                                                                         -------------


TELECOMMUNICATIONS 2.9%
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%, beginning 11/15/08                                            6,585,000           5,835,956
Intelsat Subsidiary Holding Co., Ltd.
  8.50%, due 1/15/13 (a)                                                 8,385,000           7,756,125
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                                    8,365,000           7,528,500
Nortel Networks, Ltd.
  10.75%, due 7/15/16                                                    5,795,000           1,535,675
  10.75%, due 7/15/16 (a)                                                4,490,000           1,189,850
Rogers Wireless, Inc.
  8.00%, due 12/15/12                                                    2,510,000           2,403,325
Satelites Mexicanos S.A. de C.V.
  12.512%, due 11/30/11 (g)                                              2,800,000           1,484,000
                                                                                         -------------
                                                                                            27,733,431
                                                                                         -------------

TRANSPORTATION 0.4%
CEVA Group PLC
  10.00%, due 9/1/14 (a)                                                 3,370,000           2,498,012
Kansas City Southern de Mexico S.A.
  de C.V.
  7.375%, due 6/1/14                                                     1,380,000           1,129,116
                                                                                         -------------
                                                                                             3,627,128
                                                                                         -------------
Total Yankee Bonds
  (Cost $142,326,058)                                                                       85,647,281
                                                                                         -------------
Total Long-Term Bonds
  (Cost $1,203,612,696)                                                                    813,661,932
                                                                                         -------------


                                                                            SHARES
COMMON STOCKS 0.7%
---------------------------------------------------------------------------------------------------------

ADVERTISING 0.0%++
Vertis Holdings, Inc. (d)(e)                                                 3,323                  33
                                                                                         -------------


AIRLINES 0.3%
Delta Air Lines, Inc. (l)                                                  220,285           2,524,466
                                                                                         -------------


COMMERCIAL SERVICES 0.0%++
Dinewise, Inc. (d)(e)(l)                                                 1,627,396              16,274
                                                                                         -------------


MACHINERY--CONSTRUCTION & MINING 0.0%++
BHM Common Stock (d)                                                       172,016               1,720
                                                                                         -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-177


                                                                            SHARES                  VALUE
COMMON STOCKS (CONTINUED)
MEDIA 0.1%
Adelphia (Escrow Shares) (e)                                             1,760,000       $           2
Adelphia Contingent Value Vehicle (d)(e)(l)                              2,207,279              22,073
AH Belo Corp. Class A                                                       27,840              60,691
Haights Cross Communications, Inc. (b)(d)(e)                               409,133           1,391,052
Ziff Davis Media, Inc.
  (Physical certificates) (d)(e)(l)                                          7,975                  80
                                                                                         -------------
                                                                                             1,473,898
                                                                                         -------------

RETAIL 0.2%
Star Gas Partners, L.P. (l)                                                766,830           1,832,724
                                                                                         -------------


SOFTWARE 0.0% ++
Quadramed Corp. (e)(l)                                                      90,040             441,196
                                                                                         -------------


TELECOMMUNICATIONS 0.1%
Loral Space & Communications, Ltd. (l)                                      43,194             627,608
Remote Dynamics, Inc. (l)                                                        4                   1
                                                                                         -------------
                                                                                               627,609
                                                                                     --------------------
Total Common Stocks
  (Cost $18,977,955)                                                                         6,917,920
                                                                                         -------------


CONVERTIBLE PREFERRED STOCK 0.3%
---------------------------------------------------------------------------------------------------------


SOFTWARE 0.3%
QuadraMed Corp.
  5.50% (a)(b)(e)                                                          278,000           3,118,326
                                                                                         -------------
Total Convertible Preferred Stock
  (Cost $6,646,200)                                                                          3,118,326
                                                                                         -------------


PREFERRED STOCKS 0.9%
---------------------------------------------------------------------------------------------------------


FINANCE 0.1%
General Motors Acceptance Corp. Preferred Blocker, Inc.
  9.00% (a)                                                                  2,591             815,518
                                                                                         -------------

MACHINERY 0.0% ++
BHM Technologies Holdings, Inc.
  10.00% (d)(l)                                                              2,059                  21
                                                                                         -------------


REAL ESTATE INVESTMENT TRUSTS 0.8%
Sovereign Real Estate Investment Corp.
  12.00% (a)(e)                                                              9,000           7,492,500
                                                                                         -------------
Total Preferred Stocks
  (Cost $10,969,349)                                                                         8,308,039
                                                                                         -------------


                                                                         NUMBER OF
                                                                          WARRANTS                  VALUE
WARRANTS 0.0%++
---------------------------------------------------------------------------------------------------------

MEDIA 0.0%++
Haights Cross Communications, Inc.
  Strike Price $0.01
  Expire 12/10/11 (b)(d)(e)                                                  3,304       $      11,201
                                                                                         -------------
Total Warrants
  (Cost $979)                                                                                   11,201
                                                                                         -------------



                                                                            SHARES

SHORT-TERM INVESTMENTS 9.0%
---------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY 0.0%++
State Street Navigator Securities
  Lending Prime Portfolio (m)                                               73,260              73,260
                                                                                         -------------
Total Investment Company
  (Cost $73,260)                                                                                73,260
                                                                                         -------------

                                                                         PRINCIPAL
                                                                            AMOUNT
REPURCHASE AGREEMENT 9.0%
State Street Bank and Trust Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity $84,096,734 (Collateralized by a
  United States Treasury Bill with a zero coupon rate and a
  maturity date of 1/29/09, with a Principal Amount of
  $85,780,000 and a Market Value of $85,780,000)                       $84,096,687          84,096,687
                                                                                         -------------
Total Repurchase Agreement
  (Cost $84,096,687)                                                                        84,096,687
                                                                                         -------------
Total Short-Term Investments
  (Cost $84,169,947)                                                                        84,169,947
                                                                                         -------------
Total Investments
  (Cost $1,324,377,126) (n)                                                   97.7%        916,187,365
Cash and Other Assets,
  Less Liabilities                                                             2.3          21,377,227
                                                                             -----        ------------
Net Assets                                                                   100.0%      $ 937,564,592
                                                                             =====        ============






M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Restricted security.
(c)  Issue in default.
(d)  Fair valued security. The total market
     value of these securities at December 31,
     2008 is $5,474,508 which represents 0.6%
     of the Portfolio's net assets.
(e)  Illiquid security. The total market value
     of these securities at December 31, 2008
     is $14,282,491 which represents 1.5% of
     the Portfolio's net assets.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Floating rate. Rate shown is the rate in
     effect at December 31, 2008.
(h)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $72,224; cash collateral of $73,260
     (included in liabilities) was received
     with which the Portfolio purchased highly
     liquid short-term investments.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2008. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  Non-income producing security.
(m)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(n)  At December 31, 2008, cost is
     $1,326,820,691 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation     $   5,266,162
Gross unrealized depreciation      (415,899,488)
                                  -------------
Net unrealized depreciation       $(410,633,326)
                                  =============



The following abbreviation is used in the above portfolio:

C$--  Canadian Dollar




The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                       INVESTMENTS
VALUATION INPUTS                     IN SECURITIES
Level 1--Quoted Prices                $  8,605,011
Level 2--Other Significant
  Observable Inputs                    902,107,846
Level 3--Significant Unobservable
  Inputs                                 5,474,508
                                     -------------
Total                                 $916,187,365
                                     =============




The Portfolio did not hold other financial instruments as of December 31, 2008.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                       INVESTMENTS
                                     IN SECURITIES
Balance as of 12/31/07                $  5,855,326
Accrued discounts/premiums                   9,925
Realized gain (loss)                        17,081
Change in unrealized
  appreciation/depreciation            (10,816,143)
Net purchases (sales)                    6,373,319
Net transfers in and/or out of
  Level 3                                4,035,000
                                     -------------
Balance as of 12/31/08                $  5,474,508
                                     =============
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  12/31/08                              (3,732,969)




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-179

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $1,324,377,126)
  including $72,224 market value
  of securities loaned              $  916,187,365
Cash                                     2,589,667
Receivables:
  Interest                              21,531,296
  Fund shares sold                       1,517,264
  Investment securities sold               400,168
Other assets                                 3,302
                                    --------------
  Total assets                         942,229,062
                                    --------------

LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     461,805
Securities lending collateral               73,260
Payables:
  Investment securities purchased        3,217,113
  Manager (See Note 3)                     461,668
  Shareholder communication                203,261
  NYLIFE Distributors (See Note 3)          93,161
  Professional fees                         74,638
  Fund shares redeemed                      53,059
  Custodian                                 14,213
  Directors                                  4,357
  Administration fees (See Note 3)              16
Accrued expenses                             7,919
                                    --------------
  Total liabilities                      4,664,470
                                    --------------
Net assets                          $  937,564,592
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,383,808
Additional paid-in capital           1,370,169,950
                                    --------------
                                     1,371,553,758
Accumulated undistributed net
  investment income                    100,424,076
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (125,761,763)
Net unrealized depreciation on
  investments                         (408,189,761)
Net unrealized depreciation on
  unfunded commitments                    (461,805)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                    87
                                    --------------
Net assets                          $  937,564,592
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  506,826,591
                                    ==============
Shares of capital stock
  outstanding                           74,650,196
                                    ==============
Net asset value per share
  outstanding                       $         6.79
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  430,738,001
                                    ==============
Shares of capital stock
  outstanding                           63,730,585
                                    ==============
Net asset value per share
  outstanding                       $         6.76
                                    ==============







M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $ 109,106,930
  Dividends                                578,618
  Income from securities
     loaned--net                           530,763
                                     -------------
     Total income                      110,216,311
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,869,755
  Distribution and
     service--Service Class (See
     Note 3)                             1,361,064
  Administration (See Note 3)              917,124
  Shareholder communication                266,115
  Professional fees                        162,298
  Directors                                 51,433
  Custodian                                 41,659
  Miscellaneous                             71,532
                                     -------------
     Total expenses                      8,740,980
                                     -------------
Net investment income                  101,475,331
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (50,120,097)
  Foreign currency transactions            (17,326)
                                     -------------
Net realized loss on investments
  and foreign currency
  transactions                         (50,137,423)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions and
     unfunded commitments             (365,835,357)
  Translation of other assets and
     liabilities in foreign
     currencies                             (8,881)
                                     -------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions
  and unfunded commitments            (365,844,238)
                                     -------------
Net realized and unrealized loss
  on investments and foreign
  currency transactions               (415,981,661)
                                     -------------
Net decrease in net assets
  resulting from operations          $(314,506,330)
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-181

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $  101,475,331   $  111,987,184
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  (50,137,423)      14,476,934
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions and
  unfunded commitments         (365,844,238)     (94,965,087)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (314,506,330)      31,499,031
                             -------------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (60,036,628)     (59,471,886)
    Service Class               (49,201,753)     (39,108,471)
                             -------------------------------
 Total dividends to
  shareholders                 (109,238,381)     (98,580,357)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        105,325,443      195,136,141
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     109,238,381       98,580,357
 Cost of shares redeemed       (323,313,584)    (236,403,261)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (108,749,760)      57,313,237
                             -------------------------------
    Net decrease in net
     assets                    (532,494,471)      (9,768,089)

NET ASSETS:
Beginning of year             1,470,059,063    1,479,827,152
                             -------------------------------
End of year                  $  937,564,592   $1,470,059,063
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $  100,424,076   $  108,703,528
                             ===============================








M-182    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-183

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INITIAL CLASS
                            ------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------

                              2008        2007        2006         2005          2004

Net asset value at
  beginning of year         $  10.08    $  10.55    $   9.59    $     9.90    $     9.41
                            --------    --------    --------    ----------    ----------
Net investment income           0.76 (a)    0.80 (a)    0.72 (a)      0.73 (a)      0.70
Net realized and
  unrealized gain (loss)
  on investments               (3.16)      (0.55)       0.44         (0.46)         0.47
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 (0.00)++    (0.00)++    (0.00)++       0.02          0.02
                            --------    --------    --------    ----------    ----------
Total from investment
  operations                   (2.40)       0.25        1.16          0.29          1.19
                            --------    --------    --------    ----------    ----------
Less dividends:
  From net investment
     income                    (0.89)      (0.72)      (0.20)        (0.60)        (0.70)
                            --------    --------    --------    ----------    ----------
Net asset value at end of
  year                      $   6.79    $  10.08    $  10.55    $     9.59    $     9.90
                            ========    ========    ========    ==========    ==========
Total investment return       (24.11%)      2.31%      12.04%         2.94%(b)     12.72%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         8.20%       7.53%       7.20%         7.39%         7.40%
  Net expenses                  0.59%       0.55%       0.56%         0.45%         0.59%
  Expenses (before
     reimbursement)             0.59%       0.55%       0.56%         0.55%         0.59%
Portfolio turnover rate           24%         45%         48%           45%           39%
Net assets at end of year
  (in 000's)                $506,827    $866,747    $969,910    $1,022,911    $1,167,527




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.





M-184    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
      --------------------------------------------------------

        2008        2007        2006        2005        2004

      $  10.03    $  10.51    $   9.56    $   9.88    $   9.40
      --------    --------    --------    --------    --------
          0.73 (a)    0.77 (a)    0.69 (a)    0.71 (a)    0.68
         (3.14)      (0.55)       0.44       (0.47)       0.47

         (0.00)++    (0.00)++    (0.00)++     0.02        0.02
      --------    --------    --------    --------    --------
         (2.41)       0.22        1.13        0.26        1.17
      --------    --------    --------    --------    --------

         (0.86)      (0.70)      (0.18)      (0.58)      (0.69)
      --------    --------    --------    --------    --------
      $   6.76    $  10.03    $  10.51    $   9.56    $   9.88
      ========    ========    ========    ========    ========
        (24.30%)      2.05%      11.76%       2.66%(b)   12.44%

          7.99%       7.28%       6.95%       7.14%       7.15%
          0.84%       0.80%       0.81%       0.70%       0.84%
          0.84%       0.80%       0.81%       0.80%       0.84%
            24%         45%         48%         45%         39%
      $430,738    $603,312    $509,917    $400,109    $276,241




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-185

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (37.59%)       (1.35%)       0.02%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                              MAINSTAY VP
                              ICAP SELECT      S&P 500/CITIGROUP
                           EQUITY PORTFOLIO       VALUE INDEX        S&P 500
                           ----------------    -----------------     -------
12/31/98                       10000.00             10000.00        10000.00
                               10673.00             11272.00        12104.00
                               11376.00             11958.00        11002.00
                               10863.00             10558.00         9694.00
                                8380.00              8356.00         7552.00
                               10722.00             11013.00         9718.00
                               11941.00             12742.00        10776.00
                               12590.00             13484.00        11305.00
                               15021.00             16288.00        13091.00
                               16051.00             16613.00        13810.00
12/31/08                       10017.00             10097.00         8700.00






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (37.75%)       (1.59%)      (0.23%)




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                            MAINSTAY VP
                            ICAP SELECT      S&P 500/CITIGROUP
                         EQUITY PORTFOLIO       VALUE INDEX        S&P 500
                         ----------------    -----------------     -------
12/31/98                     10000.00             10000.00        10000.00
                             10646.00             11272.00        12104.00
                             11319.00             11958.00        11002.00
                             10782.00             10558.00         9694.00
                              8297.00              8356.00         7552.00
                             10591.00             11013.00         9718.00
                             11765.00             12742.00        10776.00
                             12378.00             13484.00        11305.00
                             14730.00             16288.00        13091.00
                             15701.00             16613.00        13810.00
12/31/08                      9775.00             10097.00         8700.00







BENCHMARK PERFORMANCE                           ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------
S&P 500(R) Index(4)                           (37.00%)       (2.19%)       (1.38%)
S&P 500/Citigroup Value Index(4)              (39.22)        (1.72)         0.10
Average Lipper Variable Products Large-
Cap Value Portfolio(5)                        (37.09)        (2.18)         0.29



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -1.35% and 0.02% for Initial Class shares and -1.59% and -0.23% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-186    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $716.80         $3.41          $1,021.20         $4.01
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $715.90         $4.49          $1,019.90         $5.28
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period).The table above represents the actual expenses incurred during the one-half year period and does not take into account the Portfolio's written expense limitation agreement.


                                                mainstayinvestments.com    M-187

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Pharmaceuticals                         15.0%
Oil, Gas & Consumable Fuels             10.3
Beverages                                8.3
Communications Equipment                 7.4
Media                                    6.4
Food & Staples Retailing                 4.4
Wireless Telecommunication Services      4.3
Computers & Peripherals                  4.2
Diversified Financial Services           3.7
Semiconductors & Semiconductor
  Equipment                              3.5
Insurance                                3.4
Chemicals                                3.3
Energy Equipment & Services              3.1
Commercial Banks                         3.0
Specialty Retail                         2.9
Aerospace & Defense                      2.7
Consumer Finance                         2.4
Multiline Retail                         2.4
Road & Rail                              2.3
Metals & Mining                          1.5
Hotels, Restaurants & Leisure            1.2
Building Products                        1.0
Short-Term Investment                    3.3
Cash and Other Assets, Less
  Liabilities                            0.0++
                                       -----
                                       100.0%
                                       =====




++ Less than one-tenth of a percent.

See Portfolio of Investments on Page M-191 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Wyeth
    2.  Johnson & Johnson
    3.  Occidental Petroleum Corp.
    4.  CVS Caremark Corp.
    5.  Vodafone Group PLC, ADR
    6.  Coca-Cola Co. (The)
    7.  Cisco Systems, Inc.
    8.  Hewlett-Packard Co.
    9.  PepsiCo, Inc.
   10.  News Corp. Class A







M-188    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP ICAP Select Equity Portfolio returned -37.59% for Initial Class shares and -37.75% for Service Class Shares. Both share classes underper-formed the -37.09% return of the average Lipper(1) Variable Products Large-Cap Value Portfolio and the -37.00% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX IN 2008?

Favorable stock selection helped the Portfolio's financial holdings outperform the financials sector of the S&P 500(R) Index. However, less-favorable stock selections and sector allocations in the industrials, consumer discretionary and consumer staples sectors outweighed this advantage, and the Portfolio as a whole underperformed the S&P 500(R) Index.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH SECTORS DETRACTED THE MOST?

Relative to the S&P 500(R) Index, the Portfolio's strongest-contributing sectors included financials, materials and energy. Unfortunately, none of these sectors provided a positive total return during the reporting period. The sectors that detracted the most from the Portfolio's performance relative to the Index were industrials, consumer discretionary and consumer staples.

IN 2008, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE MAJOR DETRACTORS?

On an absolute basis, oil and gas exploration and production company XTO Energy was a strong positive contributor to the Portfolio's absolute performance in 2008. We sold the Portfolio's position in the company in June, near its high for the year. Financial services company Wells Fargo and wireless technology and services company QUALCOMM were also strong positive contributors.

Major detractors from the Portfolio's absolute performance in 2008 included financial services company Bank of America; diversified technology, media and financial services company General Electric; and global chemical and life-sciences company E.I. du Pont de Nemours.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES AND SALES DURING 2008?

The Portfolio added Johnson & Johnson on our perception that progress in the company's drug pipeline would support solid earnings growth. The Portfolio also added information technology company Hewlett-Packard. We believed that Hewlett-Packard's combination of stable revenues and aggressive cost cutting would enable the company to reinvest savings into new markets, target share gains in other areas and generally emerge from the present economic downturn with a larger market share and greater operating profits. Railway company Norfolk Southern reached our price target during the year and was sold. The Portfolio also eliminated its position in financial services company Morgan Stanley based on our assessment of the company's solvency and liquidity risks.



The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses. The Portfolio will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-189

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE IN 2008?

During 2008, the sectors in which the Portfolio most significantly increased its exposure relative to the S&P 500(R) Index included consumer discretionary and information technology. Over the same period, the sectors in which the Portfolio most significantly decreased its exposure relative to the S&P 500(R) Index included industrials, health care and telecommunication services.


FROM A SECTOR PERSPECTIVE, HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio's most significantly overweight sector positions relative to the S&P 500(R) Index included consumer discretionary and materials. On the same date, the Portfolio's most significantly underweight sector positions relative to the S&P 500(R) Index included industrials and utilities. The Portfolio had no position in the utilities sector as of December 31, 2008.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP ICAP Select Equity Portfolio on this page and the preceding pages has not been audited.


M-190    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                        SHARES            VALUE
COMMON STOCKS 96.7%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.7%
Honeywell International,
  Inc.                                  543,350   $  17,838,181
                                                  -------------


BEVERAGES 8.3%
 v  Coca-Cola Co. (The)                 617,650      27,961,015
 v  PepsiCo, Inc.                       480,550      26,319,724
                                                  -------------
                                                     54,280,739
                                                  -------------

BUILDING PRODUCTS 1.0%
Masco Corp.                             590,294       6,569,972
                                                  -------------


CHEMICALS 3.3%
E.I. du Pont de Nemours &
  Co.                                   859,663      21,749,474
                                                  -------------


COMMERCIAL BANKS 3.0%
Wells Fargo & Co.                       671,800      19,804,664
                                                  -------------


COMMUNICATIONS EQUIPMENT 7.4%
 v  Cisco Systems, Inc. (a)           1,691,821      27,576,682
QUALCOMM, Inc.                          575,050      20,604,042
                                                  -------------
                                                     48,180,724
                                                  -------------

COMPUTERS & PERIPHERALS 4.2%
 v  Hewlett-Packard Co.                 757,499      27,489,639
                                                  -------------


CONSUMER FINANCE 2.4%
Capital One Financial Corp.             496,374      15,829,367
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 3.7%
Bank of America Corp.                   293,200       4,128,256
JPMorgan Chase & Co.                    646,064      20,370,398
                                                  -------------
                                                     24,498,654
                                                  -------------

ENERGY EQUIPMENT & SERVICES 3.1%
Baker Hughes, Inc.                      642,775      20,613,794
                                                  -------------


FOOD & STAPLES RETAILING 4.4%
 v  CVS Caremark Corp.                1,008,244      28,976,933
                                                  -------------


HOTELS, RESTAURANTS & LEISURE 1.2%
InterContinental Hotels Group
  PLC, ADR (b)                          926,298       7,753,114
                                                  -------------


INSURANCE 3.4%
ACE, Ltd.                               423,210      22,396,273
                                                  -------------

MEDIA 6.4%
 v  News Corp. Class A                2,538,779      23,077,501
Viacom, Inc. Class B (a)                990,600      18,880,836
                                                  -------------
                                                     41,958,337
                                                  -------------

METALS & MINING 1.5%
Newmont Mining Corp.                    237,500       9,666,250
                                                  -------------


MULTILINE RETAIL 2.4%
Target Corp.                            452,402      15,621,441
                                                  -------------


OIL, GAS & CONSUMABLE FUELS 10.3%
Marathon Oil Corp.                      603,350      16,507,656
 v  Occidental Petroleum
  Corp.                                 544,934      32,690,591
Total S.A., Sponsored ADR (b)           326,900      18,077,570
                                                  -------------
                                                     67,275,817
                                                  -------------

PHARMACEUTICALS 15.0%
 v  Johnson & Johnson                   592,281      35,436,172
Schering-Plough Corp.                   978,775      16,668,538
 v  Wyeth                             1,222,398      45,852,149
                                                  -------------
                                                     97,956,859
                                                  -------------

ROAD & RAIL 2.3%
CSX Corp.                               468,700      15,218,689
                                                  -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
Texas Instruments, Inc.               1,475,533      22,900,272
                                                  -------------


SPECIALTY RETAIL 2.9%
Lowe's Cos., Inc.                       871,050      18,744,996
                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES 4.3%
 v  Vodafone Group PLC, ADR
  (b)                                 1,370,317      28,009,279
                                                  -------------
Total Common Stocks
  (Cost $837,404,346)                               633,333,468
                                                  -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-191

                                      PRINCIPAL
                                         AMOUNT           VALUE

SHORT-TERM INVESTMENT 3.3%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $21,525,537 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $21,960,000 and a
  Market Value
  of $21,960,000)                   $21,525,525   $  21,525,525
                                                  -------------
Total Short-Term Investment
  (Cost $21,525,525)                                 21,525,525
                                                  -------------
Total Investments
  (Cost $858,929,871)(c)                  100.0%    654,858,993
Cash and Other Assets,

  Less Liabilities                          0.0++       110,180
                                          -----    ------------
Net Assets                                100.0%  $ 654,969,173
                                          =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2008, cost is
     $879,095,614 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



    Gross unrealized appreciation    $   7,421,637
    Gross unrealized depreciation     (231,658,258)
                                     -------------
    Net unrealized depreciation      $(224,236,621)
                                     =============





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:



                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $633,333,468
Level 2--Other Significant
  Observable Inputs                     21,525,525
Level 3--Significant Unobservable
  Inputs                                        --
                                      ------------
Total                                 $654,858,993
                                      ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-192    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value

  (identified cost $858,929,871)    $  654,858,993
Cash                                         1,402
Receivables:
  Investment securities sold             7,508,412
  Dividends and interest                 1,113,249
  Fund shares sold                          92,186
Other assets                                 2,141
                                    --------------
     Total assets                      663,576,383
                                    --------------

LIABILITIES:
Payables:
  Investment securities purchased        7,913,199
  Manager (See Note 3)                     407,057
  Shareholder communication                102,436
  Fund shares redeemed                      78,687
  Professional fees                         47,731
  NYLIFE Distributors (See Note 3)          42,682
  Custodian                                  8,199
  Directors                                  3,094
Accrued expenses                             4,125
                                    --------------
     Total liabilities                   8,607,210
                                    --------------
Net assets                          $  654,969,173
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      780,145
Additional paid-in capital           1,029,715,726
                                    --------------
                                     1,030,495,871
Accumulated undistributed net
  investment income                     12,710,920
Accumulated net realized loss on
  investments                         (184,166,740)
Net unrealized depreciation on
  investments                         (204,070,878)
                                    --------------
Net assets                          $  654,969,173
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  456,377,235
                                    ==============
Shares of capital stock
  outstanding                           54,245,887
                                    ==============
Net asset value per share
  outstanding                       $         8.41
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  198,591,938
                                    ==============
Shares of capital stock
  outstanding                           23,768,632
                                    ==============
Net asset value per share
  outstanding                       $         8.36
                                    ==============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-193

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  18,208,647
  Interest                                 152,902
  Income from securities
     loaned--net                           145,482
                                     -------------
     Total income                       18,507,031
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,894,288
  Distribution and
     service--Service Class
     (See Note 3)                          534,491
  Administration (See Note 3)              261,356
  Shareholder communication                203,735
  Professional fees                        142,309
  Directors                                 26,005
  Custodian                                 13,882
  Miscellaneous                             55,334
                                     -------------
     Total expenses before waiver        6,131,400
  Expense waiver from Manager (See
     Note 3)                              (335,384)
                                     -------------
     Net expenses                        5,796,016
                                     -------------
Net investment income                   12,711,015
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (183,074,232)
Net change in unrealized
  depreciation on investments         (220,528,527)
                                     -------------
Net realized and unrealized loss
  on investments                      (403,602,759)
                                     -------------
Net decrease in net assets
  resulting from operations          $(390,891,744)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $169,788.



M-194    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                                    2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $  12,711,015     $  4,020,104
 Net realized gain (loss) on
  investments                               (183,074,232)      30,780,007
 Net change in unrealized appreciation
  (depreciation) on investments             (220,528,527)     (20,103,208)
                                           ------------------------------
 Net increase (decrease) in net assets
  resulting from operations                 (390,891,744)      14,696,903
                                           ------------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                             (2,970,133)      (1,118,754)
    Service Class                             (1,049,152)        (574,236)
                                           ------------------------------
                                              (4,019,285)      (1,692,990)
                                           ------------------------------
 From net realized gain on investments:
    Initial Class                            (21,766,902)      (7,391,829)
    Service Class                             (9,431,099)      (4,340,753)
                                           ------------------------------
                                             (31,198,001)     (11,732,582)
                                           ------------------------------
 Total dividends and distributions to
  shareholders                               (35,217,286)     (13,425,572)
                                           ------------------------------

Capital share transactions:
 Net proceeds from sale of shares            111,725,466      130,586,644
 Net asset value of shares issued in
  connection with the acquisition of VP
  Value Portfolio                            641,916,334               --
 Net asset value of shares issued in
  connection with the acquisition of VP
  Income & Growth Portfolio                           --      109,836,195
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                 35,217,286       13,425,572
 Cost of shares redeemed                    (116,848,297)     (29,591,831)
                                           ------------------------------
 Increase in net assets derived from
  capital share transactions                 672,010,789      224,256,580
                                           ------------------------------
 Net increase in net assets                  245,901,759      225,527,911

NET ASSETS:
Beginning of year                            409,067,414      183,539,503
                                           ------------------------------
End of year                                $ 654,969,173     $409,067,414
                                           ==============================
Accumulated undistributed net investment
 income at end of year                     $  12,710,920     $  4,019,224
                                           ==============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-195

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                            ------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------

                              2008        2007        2006        2005       2004

Net asset value at
  beginning of year         $  14.22    $  13.75    $  11.61    $ 11.23    $ 10.18
                            --------    --------    --------    -------    -------
Net investment income           0.05        0.11        0.19 (a)   0.15 (a)   0.11
Net realized and
  unrealized gain (loss)
  on investments               (5.38)       0.87        2.04       0.46       1.04
                            --------    --------    --------    -------    -------
Total from investment
  operations                   (5.33)       0.98        2.23       0.61       1.15
                            --------    --------    --------    -------    -------

Less dividends and
  distributions:
  From net investment
     income                    (0.06)      (0.07)      (0.03)     (0.11)     (0.10)
  From net realized gain
     on investments            (0.42)      (0.44)      (0.06)     (0.12)        --
                            --------    --------    --------    -------    -------
Total dividends and
  distributions                (0.48)      (0.51)      (0.09)     (0.23)     (0.10)
                            --------    --------    --------    -------    -------
Net asset value at end of
  year                      $   8.41    $  14.22    $  13.75    $ 11.61    $ 11.23
                            ========    ========    ========    =======    =======
Total investment return       (37.59%)      6.86%      19.31%      5.44%(b)  11.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.98%       1.45%       1.50%      1.35%      1.04%
  Net expenses                  0.78%       0.80%       0.88%#     0.77%#     0.96%
  Expenses (before
     waiver/reimbursement)      0.83%       0.85%       0.94%#     0.91%#     0.96%
Portfolio turnover rate          152%        117%        130%        55%        75%
Net assets at end of year
  (in 000's)                $456,377    $250,237    $137,191    $66,657    $71,543




# Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)  Per share data based on average shares outstanding during the year.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-196    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          SERVICE CLASS
      -----------------------------------------------------
                     YEAR ENDED DECEMBER 31,
      -----------------------------------------------------

        2008        2007        2006       2005       2004

      $  14.14    $  13.71    $ 11.59    $ 11.21    $ 10.17
      --------    --------    -------    -------    -------
          0.12        0.03       0.15 (a)   0.13 (a)   0.09
         (5.43)       0.90       2.05       0.46       1.04
      --------    --------    -------    -------    -------
         (5.31)       0.93       2.20       0.59       1.13
      --------    --------    -------    -------    -------


         (0.05)      (0.06)     (0.02)     (0.09)     (0.09)
         (0.42)      (0.44)     (0.06)     (0.12)        --
      --------    --------    -------    -------    -------
         (0.47)      (0.50)     (0.08)     (0.21)     (0.09)
      --------    --------    -------    -------    -------
      $   8.36    $  14.14    $ 13.71    $ 11.59    $ 11.21
      ========    ========    =======    =======    =======
        (37.75%)      6.59%     19.00%      5.21%(b)  11.09%

          1.71%       1.18%      1.23%      1.10%      0.79%
          1.03%       1.05%      1.13%#     1.02%#     1.21%
          1.08%       1.10%      1.19%#     1.16%#     1.21%
           152%        117%       130%        55%        75%
      $198,592    $158,831    $46,349    $28,632    $22,474




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-197

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (25.67%)       5.35%         3.82%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
12/31/98                                 10000               10000
                                         12805               12696
                                         10492               10898
                                          9021                8561
                                          8623                7196
                                         11210                9973
                                         13154               11992
                                         14205               13615
                                         18655               17202
                                         19575               19123
12/31/08                                 14550               10828






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (25.86%)       5.10%         3.57%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
12/31/98                                 10000               10000
                                         12774               12696
                                         10443               10898
                                          8956                8561
                                          8539                7196
                                         11074                9973
                                         12963               11992
                                         13966               13615
                                         18297               17202
                                         19151               19123
12/31/08                                 14199               10828







 BENCHMARK PERFORMANCE             ONE      FIVE     TEN
                                  YEAR     YEARS    YEARS
---------------------------------------------------------------
MSCI EAFE(R) Index(4)            (43.38%)  1.66%     0.80%
Average Lipper Variable
Products International Core
Portfolio(5)                     (42.59)   1.82      1.83



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.35% and 3.82% for Initial Class shares and 5.09% and 3.57% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Core Funds, typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance.




M-198    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $826.80         $4.64          $1,020.10         $ 5.13
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $825.80         $5.78          $1,018.80         $6.39
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.01% for Initial Class and 1.26% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-199

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Common Stocks                                   86.70
Cash and Other Assets, Less Liabilities          7.30
Exchange Traded Funds                            4.60
 Short-Term Investment                           0.80
Warrants                                         0.40
Rights                                           0.20





See Portfolio of Investments on page M-203 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Snam Rete Gas S.p.A.
    2.  Roche Holding A.G. Genusscheine(a)
    3.  NTT DoCoMo, Inc.(a)
    4.  Tesco PLC
    5.  Novartis A.G.(a)
    6.  Nestle S.A. Registered
    7.  Enagas
    8.  BP PLC(a)
    9.  OPAP S.A.
   10.  Terna S.p.A.




(a) Security trades on more than one exchange.



M-200    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP International Equity Portfolio returned -25.67% for Initial Class shares and -25.86% for Service Class shares. Both share classes outperformed the -42.59% return of the average Lipper(1) Variable Products International Core Portfolio and the -43.38% return of the Morgan Stanley Capital International EAFE(R) Index(1) for the 12 months ended December 31, 2008. The Morgan Stanley Capital International EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We attribute the Portfolio's outperformance of its peers and its benchmark to multiple factors. Positive influences included being overweight in the pharmaceuticals, biotechnology & life sciences and utilities industry group and being underweight in the banks, capital goods and materials industry groups.(2) On a security-selection basis, owning positions in global pharmaceutical companies Roche Holdings and Novartis and in Italian utility company Snam Rete Gas contributed to the Portfolio's strong relative performance. A position in Japanese telecommunications company NTT DoCoMo also helped the Portfolio outperform the MSCI EAFE(R) Index in 2008.

WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE MSCI EAFE(R) INDEX IN 2008 AND WHICH INDUSTRY GROUPS DETRACTED THE MOST?

Pharmaceuticals and financials were the largest contributors to the Portfolio's performance in 2008 because of security selection and because the Portfolio remained underweight in banks and diversified financials. Much of the movement in the financials sector stood in direct relationship to the ongoing financial crisis. The utilities sector was also one of the Portfolio's stronger contributors. Italian utilities such as Snam Rete Gas and Terna outperformed as investors tried to hide from the general market turmoil.

The consumer durables & apparel and food & staples retailing industry groups detracted from the Portfolio's performance, largely because U.K.-based food retailer Tesco and German footwear and apparel manufacturer Puma both underperformed.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIB-UTORS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest contributor to the Portfolio's performance was NTT DoCoMo, a Japan-based provider of various telecommunication services. Another strong contributor to performance during 2008 was Snam Rete Gas, a regulated utility that currently enjoys guaranteed rates of return on its asset base. A third contributor was Roche Holdings, a Switzerland-based global pharmaceutical company, whose offerings include cardiovascular, autoimmune and oncology prescription drugs.

In 2008, the weakest performer in the Portfolio was Tesco, the largest food retailer in the United Kingdom and the Portfolio's largest holding. The company's shares underperformed on news that the United Kingdom was slipping into recession. This put pressure on Tesco's revenues and margins as consumers moved to lower-margin products to save money. Transport services company TNT NV, which is based in the Netherlands, underperformed. As the global economy weakened, so did express mail, the growth portion of TNT NV's business. A third detractor was Mediaset, Italy's television broadcasting company. Earnings forecasts continued to deteriorate as ad revenues slowed in anticipation of an economic slump and the Portfolio reduced its position in Mediaset.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Information about sectors, industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock-selection process that evaluates each stock on its individual merits.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-201

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES OR SALES DURING 2008?

The Portfolio increased its exposure to the energy sector during 2008 by adding to existing positions in major global integrated oil companies Total and ENI. With slowing demand from all nations and with the price of oil falling from recent record highs, we believe that the current oil price is sufficient for major oil companies to benefit.

The Portfolio either sold or trimmed back a number of its positions in the financials sector. This sector has continued to suffer from credit concerns. The Portfolio eliminated its position in German automaker BMW, as the strong euro and deteriorating economic conditions put pressure on sales, margins and profits. The Portfolio also trimmed various consumer discretionary and companies with leveraged balance sheets. In our opinion, current economic conditions are likely to put pressure on companies that rely on discretionary consumer spending.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS SHIFT OVER THE COURSE OF 2008?

The Portfolio's industry-group and regional weightings reflect our bottom-up stock-selection process, which evaluates each stock on its individual merits. Decisions are not driven by macroeconomic, regional or industry-group evaluations.

Throughout 2008, we remained focused on the analysis of individual business models and attempted to invest in quality companies at reasonable valuations rather than basing decisions on market perceptions. This approach has directed the Portfolio toward media, utilities and technology hardware & equipment companies at the expense of banks, materials and industrials. From a regional perspective, we continued to find fewer compelling opportunities in Japan than we found in Europe and the rest of Asia. As a result, the Portfolio remained underweight in Japan.




The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP International Equity Portfolio on this page and the preceding pages has not been audited.


M-202    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008



                                        SHARES           VALUE
COMMON STOCKS 86.7%+
--------------------------------------------------------------

BELGIUM 1.5%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                             40,500   $   1,544,828
Mobistar S.A. (Wireless
  Telecommunication
  Services)                             77,600       5,589,150
                                                 -------------
                                                     7,133,978
                                                 -------------

CANADA 1.2%
Research In Motion, Ltd.
  (Communications
  Equipment)(a)                        142,600       5,786,708
                                                 -------------


FRANCE 4.0%
Neopost S.A. (Office
  Electronics)                          57,700       5,222,623
Societe Television Francaise
  1 (Media)                            469,310       6,861,855
Total S.A. (Oil, Gas &
  Consumable Fuels)                    122,500       6,678,415
                                                 -------------
                                                    18,762,893
                                                 -------------

GERMANY 3.3%
Hannover Rueckversicherung
  A.G. (Insurance)                     189,795       6,038,089
SAP A.G. (Software)                     33,900       1,214,947
Siemens A.G. (Industrial
  Conglomerates)                        71,400       5,347,893
Siemens A.G., Sponsored ADR
  (Industrial
  Conglomerates)(b)                     27,900       2,113,425
Wincor Nixdorf A.G.
  (Computers & Peripherals)             13,700         653,189
                                                 -------------
                                                    15,367,543
                                                 -------------

GREECE 2.9%
 v  OPAP S.A. (Hotels,
  Restaurants & Leisure)               469,163      13,497,060
                                                 -------------


HONG KONG 0.5%
Esprit Holdings, Ltd.
  (Specialty Retail)                   435,500       2,482,364
                                                 -------------


ITALY 11.4%
Assicurazioni Generali
  S.p.A. (Insurance)                    71,000       1,946,363
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                    249,200       5,905,014
ENI S.p.A., Sponsored ADR
  (Oil, Gas & Consumable
  Fuels)(b)                              8,300         396,906
MediaSet S.p.A. (Media)              1,523,868       8,702,470
 v  Snam Rete Gas S.p.A.
  (Gas Utilities)                    4,168,671      23,025,252
 v  Terna S.p.A. (Electric
  Utilities)                         4,064,892      13,309,624
                                                 -------------
                                                    53,285,629
                                                 -------------

JAPAN 16.5%
Astellas Pharma, Inc.
  (Pharmaceuticals)                    143,900       5,855,492
Canon, Inc. (Office
  Electronics)                          36,500       1,145,791
HOYA Pentax HD Corp.
  (Electronic Equipment &
  Instruments)                         469,200       8,150,867
Keyence Corp. (Electronic
  Equipment & Instruments)              38,600       7,903,586
MISUMI Group, Inc. (Trading
  Companies & Distributors)             71,200         854,131
Murata Manufacturing Co.,
  Ltd. (Electronic Equipment
  & Instruments)                        95,800       3,755,345
Nintendo Co., Ltd.
  (Software)                            15,700       6,031,860
Nintendo Co., Ltd., ADR
  (Software) (b)                        14,000         668,500
Nippon Television Network
  Corp. (Media)                          6,400         676,419
Nissin Foods Holdings Co.,
  Ltd. (Food Products)                 125,400       4,398,145
Nitto Denko Corp.
  (Chemicals)                           36,600         703,170
 v  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                              9,856      19,429,053
 v  NTT DoCoMo, Inc.,
  Sponsored ADR (Wireless
  Telecommunication
  Services)(b)                          56,600       1,110,492
OBIC Co., Ltd. (IT Services)            24,360       3,985,869
Otsuka Corp. (IT Services)              15,900         721,445
RICOH Co., Ltd. (Office
  Electronics)                         154,100       1,962,521
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                82,900       2,496,679
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                96,100       4,984,941
Tokyo Gas Co., Ltd. (Gas
  Utilities)                           153,400         777,351
Trend Micro, Inc. (Software)
  (a)                                   44,500       1,553,781
                                                 -------------
                                                    77,165,438
                                                 -------------

NETHERLANDS 5.2%
Reed Elsevier N.V. (Media)           1,023,152      12,054,861
TNT N.V. (Air Freight &
  Logistics)                           297,042       5,705,050
Unilever N.V., CVA (Food
  Products)                            263,100       6,374,943
                                                 -------------
                                                    24,134,854
                                                 -------------

SINGAPORE 1.6%
DBS Group Holdings, Ltd.
  (Commercial Banks)                   754,300       4,474,691
Singapore Post, Ltd. (Air
  Freight & Logistics)                 858,700         475,526
Singapore Press Holdings,
  Ltd. (Media)                         773,600       1,675,101
SMRT Corp., Ltd. (Road &
  Rail)                                163,100         187,783
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments)                         249,800         764,094
                                                 -------------
                                                     7,577,195
                                                 -------------

SPAIN 3.8%
 v  Enagas (Gas Utilities)             760,200      16,676,830
Indra Sistemas S.A. (IT
  Services)                             43,100         979,321
                                                 -------------
                                                    17,656,151
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange.
    May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-203

                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SWEDEN 0.3%
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (Communications
  Equipment)(b)                        103,000   $     804,430
Telefonaktiebolaget LM
  Ericsson Class B
  (Communications Equipment)            83,600         641,171
                                                 -------------
                                                     1,445,601
                                                 -------------


SWITZERLAND 16.5%
ABB, Ltd. (Electrical
  Equipment) (a)                       214,400       3,231,911
Actelion, Ltd. Registered
  (Biotechnology) (a)                   33,477       1,885,468
Alcon, Inc. (Health Care
  Equipment & Supplies)                126,300      11,264,697
Geberit A.G. (Building
  Products)                             22,408       2,414,041
Kuehne + Nagel International
  A.G. (Marine)                         18,900       1,225,403
 v  Nestle S.A. Registered
  (Food Products)                      429,010      16,908,389
 v  Novartis A.G., ADR
  (Pharmaceuticals) (b)                135,400       6,737,504
 v  Novartis A.G.,
  Registered
  (Pharmaceuticals)                    214,580      10,751,421
 v  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                    138,766      21,360,763
 v  Roche Holding A.G.,
  Sponsored ADR
  (Pharmaceuticals) (b)                 14,500       1,106,896
                                                 -------------
                                                    76,886,493
                                                 -------------

UNITED KINGDOM 17.1%
 v  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (b)                           326,900      15,279,306
Cobham PLC (Aerospace &
  Defense)                           1,720,916       5,116,799
Diageo PLC (Beverages)                 243,829       3,391,790
GlaxoSmithKline PLC
  (Pharmaceuticals)                     78,700       1,461,018
HSBC Holdings PLC
  (Commercial Banks)                   367,300       3,515,512
Rolls-Royce Group PLC
  (Aerospace & Defense) (a)          1,049,630       5,142,024
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (b)                167,900       8,888,626
Scottish & Southern Energy
  PLC
  (Electric Utilities)                 413,960       7,288,930
Shire, Ltd.
  (Pharmaceuticals)                    143,700       2,101,438
Shire, Ltd., ADR
  (Pharmaceuticals) (b)                 10,600         474,668
 v  Tesco PLC (Food &
  Staples Retailing)                 3,663,899      19,088,590
Vodafone Group PLC, ADR
  (Wireless
  Telecommunication
  Services) (b)                        390,024       7,972,090
                                                 -------------
                                                    79,720,791
                                                 -------------

UNITED STATES 0.9%
Aflac, Inc. (Insurance)                 51,050       2,340,132
Synthes, Inc. (Health Care
  Equipment & Supplies)                 12,600       1,592,718
                                                 -------------
                                                     3,932,850
                                                 -------------
Total Common Stocks
  (Cost $458,544,019)                              404,835,548
                                                 -------------


EXCHANGE TRADED FUNDS 4.6% (C)
--------------------------------------------------------------

UNITED STATES 4.6%
iShares MSCI EAFE Index Fund
  (Capital Markets)                    118,400       5,312,608
iShares S&P Europe 350 Index
  Fund (Capital Markets)               358,300      11,157,462
Vanguard Europe Pacific
  (Capital Markets)                    180,600       4,961,082
                                                 -------------
Total Exchange Traded Funds
  (Cost $33,713,140)                                21,431,152
                                                 -------------



                                        NUMBER
                                     OF RIGHTS
RIGHTS 0.2%
--------------------------------------------------------------

SINGAPORE 0.2%
DBS Group Holdings, Ltd.
  Expires 1/23/09
  (Commercial Banks) (a)(d)            377,150         786,202
                                                 -------------
Total Rights
  (Cost $0)                                            786,202
                                                 -------------



                               NUMBER
                              OF WARRANTS
WARRANTS 0.4%
--------------------------------------------------------------

IRELAND 0.4%
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/3/18
  (Airlines)(a)(e)                     396,544       1,683,964
                                                 -------------
Total Warrants
  (Cost $1,587,182)                                  1,683,964
                                                 -------------





M-204    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.8%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.8%
UNITED STATES 0.8%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $4,008,020 (Collateralized
  by a United States
  Treasury Bill with a zero
  coupon rate and a maturity
  date of 2/12/09, with a
  Principal Amount of
  $4,090,000 and a Market
  Value of $4,090,000)
  (Capital Markets)                 $4,008,017   $   4,008,017
                                                 -------------
Total Short-Term Investment
  (Cost $4,008,017)                                  4,008,017
                                                 -------------
Total Investments
  (Cost $497,852,358)(f)                  92.7%    432,744,883
Cash and Other Assets,
  Less Liabilities                         7.3      33,998,565
                                         -----    ------------
Net Assets                               100.0%  $ 466,743,448
                                         =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  Non-income producing security.
(b)  ADR - American Depositary Receipt.
(c)  Exchange Traded Fund - represents a
     basket of securities that are traded on
     an exchange.
(d)  Fair valued security. The total market
     value of this security at December 31,
     2008 is $786,202, which represents 0.2%
     of the Portfolio's net assets.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  At December 31, 2008, cost is
     $503,000,765 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 17,739,062
Gross unrealized depreciation       (87,994,944)
                                   ------------
Net unrealized depreciation        $(70,255,882)
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                INVESTMENTS IN      OTHER FINANCIAL
VALUATION INPUTS                    SECURITIES      INSTRUMENTS (A)
Level 1--Quoted Prices           $  86,375,533            $      --
Level 2--Other Significant
  Observable Inputs                345,583,148              419,176
Level 3--Significant
  Unobservable Inputs                  786,202                   --
                                  ------------             --------
Total                            $ 432,744,883            $ 419,176
                                  ============             ========




(a)  Other financial instruments include foreign forward currency contracts.



Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                                           INVESTMENTS IN
                                                               SECURITIES
Balance as of 12/31/07                                         $       --
Accrued discounts/premiums                                             --
Realized gain (loss)                                                   --
Change in unrealized appreciation/depreciation                   (680,131)
Net purchases (sales)                                           1,466,333
Net transfers in and/or out of Level 3                                 --
                                                               ----------
Balance as of 12/31/08                                         $  786,202
                                                               ==========
Net change in unrealized appreciation/depreciation from
  investments still held as of 12/31/08                                --





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-205

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                      VALUE    PERCENT+
Aerospace & Defense            $ 10,258,823        2.2%
Air Freight & Logistics           6,180,576        1.3
Airlines                          1,683,964        0.4
Beverages                         3,391,790        0.7
Biotechnology                     1,885,468        0.4
Building Products                 2,414,041        0.5
Capital Markets                  25,439,169        5.5
Chemicals                           703,170        0.2
Commercial Banks                  8,776,406        1.9
Communication Equipment           7,232,309        1.5
Computers & Peripherals             653,189        0.1
Diversified Telecommunication
  Services                        1,544,828        0.3
Electric Utilities               20,598,554        4.4
Electrical Equipment              3,231,911        0.7
Electronic Equipment &
  Instruments                    20,573,892        4.4
Food & Staples Retailing         19,088,590        4.1
Food Products                    27,681,477        5.9
Gas Utilities                    40,479,433        8.7
Health Care Equipment &
  Supplies                       12,857,415        2.8
Hotels, Restaurants & Leisure    13,497,060        2.9
Industrial Conglomerates          7,461,318        1.6
Insurance                        10,324,584        2.2
IT Services                       5,686,635        1.2
Marine                            1,225,403        0.3
Media                            29,970,706        6.4
Office Electronics                8,330,935        1.8
Oil , Gas & Consumable Fuels     37,148,266        8.0
Pharmaceuticals                  57,330,820       12.3
Road & Rail                         187,783        0.0++
Software                          9,469,088        2.0
Specialty Retail                  2,482,364        0.5
Trading Companies &
  Distributors                      854,131        0.2
Wireless Telecommunication
  Services                       34,100,785        7.3
                               ------------      -----
                                432,744,883       92.7
Cash and Other Assets,
  Less Liabilities               33,998,565        7.3
                               ------------      -----
Net Assets                     $466,743,448      100.0%
                               ============      =====





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.





M-206    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $497,852,358)     $432,744,883
Cash denominated in foreign
  currencies
  (identified cost $30,190,958)        29,674,034
Receivables:
  Investment securities sold            4,614,803
  Dividends and interest                  841,695
  Fund shares sold                         12,420
Other assets                                1,427
Unrealized appreciation on foreign
  currency forward contracts            5,261,703
                                     ------------
     Total assets                     473,150,965
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         840,902
  Manager (See Note 3)                    357,993
  Fund shares redeemed                     93,952
  Custodian                                89,644
  Shareholder communication                88,002
  NYLIFE Distributors (See Note 3)         47,975
  Professional fees                        40,030
  Directors                                 1,889
Accrued expenses                            4,603
Unrealized depreciation on foreign
  currency forward contracts            4,842,527
                                     ------------
     Total liabilities                  6,407,517
                                     ------------
Net assets                           $466,743,448
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    414,365
Additional paid-in capital            573,519,473
                                     ------------
                                      573,933,838
Accumulated undistributed net
  investment income                    31,986,632
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (73,964,058)
Net unrealized depreciation on
  investments                         (65,107,475)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              (105,489)
                                     ------------
Net assets                           $466,743,448
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $244,533,232
                                     ============
Shares of capital stock outstanding    21,638,352
                                     ============
Net asset value per share
  outstanding                        $      11.30
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $222,210,216
                                     ============
Shares of capital stock outstanding    19,798,190
                                     ============
Net asset value per share
  outstanding                        $      11.22
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-207

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  25,899,543
  Income from securities
     loaned--net                           937,593
  Interest                                 110,459
                                     -------------
     Total income                       26,947,595
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,373,595
  Distribution and service--Service
     Class
     (See Note 3)                          660,823
  Administration (See Note 3)              402,254
  Custodian                                271,820
  Professional fees                        127,564
  Shareholder communication                115,444
  Directors                                 22,829
  Miscellaneous                             56,132
                                     -------------
     Total expenses                      6,030,461
                                     -------------
Net investment income                   20,917,134
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (72,056,768)
  Written option transactions            1,369,844
  Foreign currency transactions          9,799,536
                                     -------------
Net realized loss on investments,
  written options and foreign
  currency transactions                (60,887,388)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (131,864,971)
  Written option contracts                (317,906)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          1,024,110
                                     -------------
Net change in unrealized
  appreciation on investments,
  written options and foreign
  currency transactions               (131,158,767)
                                     -------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (192,046,155)
                                     -------------
Net decrease in net assets
  resulting from operations          $(171,129,021)
                                     =============





(a)  Dividends recorded net of foreign
     withholding taxes in the amount of
     $2,992,053.





M-208    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007


                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  20,917,134   $  11,897,837
 Net realized gain (loss)
  on investments, written
  options and foreign
  currency transactions         (60,887,388)     62,382,883
 Net change in unrealized
  appreciation on
  investments, written
  options and foreign
  currency transactions        (131,158,767)    (46,222,410)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (171,129,021)     28,058,310
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                (4,305,860)     (2,456,298)
    Service Class                (3,276,906)     (1,627,516)
                              -----------------------------
                                 (7,582,766)     (4,083,814)
                              -----------------------------
 From net realized gain on investments:
    Initial Class               (35,576,759)    (22,787,857)
    Service Class               (32,683,689)    (18,603,856)
                              -----------------------------
                                (68,260,448)    (41,391,713)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (75,843,214)    (45,475,527)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         79,244,921     171,102,638
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              75,843,214      45,475,527
 Cost of shares redeemed       (103,307,102)   (110,119,466)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions          51,781,033     106,458,699
                              -----------------------------
    Net increase (decrease)
     in net assets             (195,191,202)     89,041,482

NET ASSETS:
Beginning of year               661,934,650     572,893,168
                              -----------------------------
End of year                   $ 466,743,448   $ 661,934,650
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $  31,986,632   $   8,852,753
                              =============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-209

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004
Net asset value at
  beginning of year         $  18.29    $  18.68    $  14.39    $  14.11    $  12.13
                            --------    --------    --------    --------    --------
Net investment income (a)       0.59        0.39        0.29        0.36        0.19
Net realized and
  unrealized gain (loss)
  on investments               (5.71)       0.62        4.38        0.90        1.84
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  0.31       (0.04)      (0.16)      (0.13)       0.07
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (4.81)       0.97        4.51        1.13        2.10
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.24)      (0.13)      (0.05)      (0.24)      (0.12)
  From net realized gain
     on investments            (1.94)      (1.23)      (0.17)      (0.61)         --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (2.18)      (1.36)      (0.22)      (0.85)      (0.12)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  11.30    $  18.29    $  18.68    $  14.39    $  14.11
                            ========    ========    ========    ========    ========
Total investment return       (25.67%)      4.93%      31.33%       7.99%(b)   17.34%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income         3.87%       1.99%       1.79%       2.52%       1.53%
  Net expenses                  0.96%       0.89%       0.92%       0.87%       0.99%
  Expenses (before
     reimbursement)             0.96%       0.89%       0.92%       0.91%       0.99%
Portfolio turnover rate           89%         54%         44%         54%         49%
Net assets at end of year
  (in 000's)                $244,533    $358,292    $355,382    $219,867    $175,172




(a)  Per share data based on average shares outstanding during the year.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-210    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           SERVICE CLASS
      -------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
      -------------------------------------------------------

        2008        2007        2006        2005        2004

      $  18.17    $  18.59    $  14.35    $  14.08    $ 12.12
      --------    --------    --------    --------    -------
          0.54        0.32        0.25        0.33       0.15
         (5.67)       0.63        4.35        0.90       1.84

          0.31       (0.03)      (0.16)      (0.13)      0.07
      --------    --------    --------    --------    -------
         (4.82)       0.92        4.44        1.10       2.06
      --------    --------    --------    --------    -------

         (0.19)      (0.11)      (0.03)      (0.22)     (0.10)
         (1.94)      (1.23)      (0.17)      (0.61)        --
      --------    --------    --------    --------    -------
         (2.13)      (1.34)      (0.20)      (0.83)     (0.10)
      --------    --------    --------    --------    -------
      $  11.22    $  18.17    $  18.59    $  14.35    $ 14.08
      ========    ========    ========    ========    =======
        (25.86%)      4.67%      31.00%       7.74%(b)  17.05%

          3.60%       1.68%       1.50%       2.27%      1.28%
          1.21%       1.14%       1.17%       1.12%      1.24%
          1.21%       1.14%       1.17%       1.16%      1.24%
            89%         54%         44%         54%        49%
      $222,210    $303,642    $217,511    $105,102    $51,408




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-211

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (38.80%)       (4.08%)      (0.75%)




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                           GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                           ----------------    ---------------    ----------
12/31/98                         10000              10000            10000
                                 16550              13316            12104
                                 14901              10330            11002
                                 12434               8220             9694
                                  8926               5928             7552
                                 11430               7692             9718
                                 11165               8176            10776
                                 11651               8606            11305
                                 12494               9387            13091
                                 15162              10496            13810
12/31/08                          9279               6462             8700






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (38.94%)       (4.32%)      (1.00%)




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                             LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                         GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                         ----------------    ---------------    ----------
12/31/98                       10000              10000            10000
                               16503              13316            12104
                               14811              10330            11002
                               12328               8220             9694
                                8828               5928             7552
                               11278               7692             9718
                               10988               8176            10776
                               11439               8606            11305
                               12237               9387            13091
                               14813              10496            13810
12/31/08                        9045               6462             8700







 BENCHMARK PERFORMANCE     ONE      FIVE     TEN
                          YEAR     YEARS    YEARS
-------------------------------------------------------
Russell 1000(R) Growth
Index(4)                 (38.44%)  (3.42%)  (4.27%)
S&P 500(R) Index(4)      (37.00)   (2.19)   (1.38)
Average Lipper Variable
  Products Large-Cap
  Growth Portfolio(5)    (41.68)   (3.88)   (2.87)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -4.10% and -0.75% for Initial Class shares and -4.32% and -1.00% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/6/03, includes the historical performance of Initial Class shares through 6/5/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.




M-212    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                              VALUE(BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $649.40         $3.36          $1,021.10         $4.12
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $648.70         $4.35          $1,019.90         $5.33
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period and does not take into account the Portfolio's voluntary management fee waiver.


                                                mainstayinvestments.com    M-213

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Biotechnology                            7.6%
Communications Equipment                 7.1
IT Services                              6.7
Aerospace & Defense                      6.0
Health Care Equipment & Supplies         5.6
Computers & Peripherals                  5.3
Food & Staples Retailing                 5.3
Health Care Providers & Services         4.7
Software                                 4.6
Machinery                                4.4
Capital Markets                          3.6
Chemicals                                3.3
Pharmaceuticals                          3.3
Internet Software & Services             3.1
Life Sciences Tools & Services           3.0
Road & Rail                              2.7
Multiline Retail                         2.1
Construction & Engineering               2.0
Internet & Catalog Retail                2.0
Food Products                            1.8
Trading Companies & Distributors         1.7
Household Products                       1.6
Diversified Financial Services           1.4
Air Freight & Logistics                  1.1
Electronic Equipment & Instruments       1.1
Hotels, Restaurants & Leisure            1.1
Energy Equipment & Services              1.0
Specialty Retail                         1.0
Wireless Telecommunication Services      1.0
Diversified Consumer Services            0.7
Oil, Gas & Consumable Fuels              0.5
Electric Utilities                       0.3
Short-Term Investment                    3.2
Cash and Other Assets, Less
  Liabilities                            0.1
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-217 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Medco Health Solutions, Inc.
    2.  QUALCOMM, Inc.
    3.  Gilead Sciences, Inc.
    4.  Danaher Corp.
    5.  Visa, Inc., class A
    6.  Wal-Mart Stores, Inc.
    7.  Hewlett-Packard Co.
    8.  Union Pacific Corp.
    9.  Monsanto Co.
   10.  Microsoft Corp.







M-214    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT INC., THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2008?


For the 12 months ended December 31, 2008, MainStay VP Large Cap Growth Portfolio returned -38.80% for Initial Class shares and -38.94% for Service Class shares. Both share classes outperformed the -41.68% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio over the same period. Both share classes underperformed the -38.44% return of the Russell 1000(R) Growth Index,(1) the Portfolio's broad-based securities-market index, for the 12 months ended December 31, 2008.

WHICH SECTORS PROVIDED THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?


The Portfolio's three strongest contributing sectors relative to the Russell 1000(R) Growth Index were health care, financials and materials. The weakest-performing sectors relative to the benchmark were consumer staples, technology and consumer discretionary.

WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2008 AND WHICH HOLDINGS WERE THE GREATEST DETRACTORS?


The three stocks that contributed the most to the Portfolio's performance on an absolute basis were natural gas exploration and production company Southwestern Energy and biopharmaceutical companies Gilead Sciences and Genentech. The three largest detractors on an absolute basis were energy equipment & services companies Weatherford International and Schlumberger and Internet software & services company Google Inc.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2008?


We added to the Portfolio's weighting in Monsanto in October. Monsanto is a global leader in seeds and genomic-trait products for the agricultural industry. The global agricultural industry is rapidly adopting genomic traits to produce higher yields in corn and soybeans. Monsanto is using its significant free cash flow to increase research and development, thereby potentially extending its competitive lead.

We established a Portfolio position in railroad company Union Pacific in October 2008. Union Pacific has seen gains in service and productivity, which have allowed the company to improve pricing and generate margin expansion. Despite the overall economic downturn, rail carriers continue to take market share from trucking companies because of cost advantages. The decline in fuel prices may also prove beneficial to Union Pacific.

We sold the Portfolio's position in Intuitive Surgical, the industry leader in surgical robotics, in March 2008 at an increased valuation level, as Wall Street consensus earnings estimates were finally catching up with our forecasts. We also had concerns that U.S. hospitals might decrease their spending on capital equipment because funding was tight.

We sold the Portfolio's position in global investment-management company Franklin Resources, which does business as Franklin Templeton Investments, in June 2008. While equity markets had not yet begun to fall significantly, we were concerned about slowing investor inflows. At the time, performance figures for several Franklin Templeton investments had fallen below their respective benchmarks.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?


In 2008, the Portfolio's largest increases in sector weightings relative to the Russell 1000(R) Growth Index


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth-stock underperformance, the Portfolio's performance may suffer. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-215
were in consumer discretionary and health care. Over the same period, the largest decreases in sector weightings relative to the benchmark were in information technology and energy.


HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio sectors that were most significantly overweight relative to the Russell 1000(R) Growth Index were health care and financials. On the same date, the sectors that were most significantly underweight relative to the benchmark were energy and consumer staples.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Large Cap Growth Portfolio on this page and the preceding pages has not been audited.


M-216    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008





                                       SHARES          VALUE
COMMON STOCKS 96.7%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 6.0%
Lockheed Martin Corp.                  30,900   $   2,598,073
Precision Castparts Corp.              51,100       3,039,428
Rockwell Collins, Inc.                 79,500       3,107,655
United Technologies Corp.             119,600       6,410,560
                                                -------------
                                                   15,155,716
                                                -------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide, Inc.          52,200       2,872,566
                                                -------------


BIOTECHNOLOGY 7.6%
Cephalon, Inc. (a)                     35,600       2,742,624
Genzyme Corp. (a)                      96,400       6,398,068
 v  Gilead Sciences, Inc. (a)         197,200      10,084,808
                                                -------------
                                                   19,225,500
                                                -------------

CAPITAL MARKETS 3.6%
BlackRock, Inc.                        29,200       3,917,180
Charles Schwab Corp. (The)            326,300       5,276,271
                                                -------------
                                                    9,193,451
                                                -------------

CHEMICALS 3.3%
Ecolab, Inc.                           48,700       1,711,805
 v  Monsanto Co.                       95,700       6,732,495
                                                -------------
                                                    8,444,300
                                                -------------

COMMUNICATIONS EQUIPMENT 7.1%
Cisco Systems, Inc. (a)               359,200       5,854,960
Juniper Networks, Inc. (a)            112,000       1,961,120
 v  QUALCOMM, Inc.                    284,300      10,186,469
                                                -------------
                                                   18,002,549
                                                -------------

COMPUTERS & PERIPHERALS 5.3%
Apple, Inc. (a)                        51,500       4,395,525
EMC Corp. (a)                         189,600       1,985,112
 v  Hewlett-Packard Co.               195,800       7,105,582
                                                -------------
                                                   13,486,219
                                                -------------

CONSTRUCTION & ENGINEERING 2.0%
Fluor Corp.                            56,000       2,512,720
Quanta Services, Inc. (a)             129,400       2,562,120
                                                -------------
                                                    5,074,840
                                                -------------

DIVERSIFIED CONSUMER SERVICES 0.7%
Apollo Group, Inc. Class A
  (a)                                  22,000       1,685,640
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 1.4%
IntercontinentalExchange,
  Inc. (a)                             41,900       3,454,236
                                                -------------

ELECTRIC UTILITIES 0.3%
FirstEnergy Corp.                      14,300         694,694
                                                -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Dolby Laboratories, Inc.
  Class A (a)                          86,500       2,833,740
                                                -------------


ENERGY EQUIPMENT & SERVICES 1.0%
FMC Technologies, Inc. (a)            105,600       2,516,448
                                                -------------


FOOD & STAPLES RETAILING 5.3%
CVS Caremark Corp.                    206,200       5,926,188
 v  Wal-Mart Stores, Inc.             132,900       7,450,374
                                                -------------
                                                   13,376,562
                                                -------------

FOOD PRODUCTS 1.8%
General Mills, Inc.                    74,000       4,495,500
                                                -------------


HEALTH CARE EQUIPMENT & SUPPLIES 5.6%
Alcon, Inc.                            28,500       2,541,915
Baxter International, Inc.            105,200       5,637,668
Mindray Medical
  International, Ltd., ADR
  (b)                                  77,950       1,403,100
St. Jude Medical, Inc. (a)            141,100       4,650,656
                                                -------------
                                                   14,233,339
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 4.7%
 v  Medco Health Solutions,
  Inc. (a)                            287,600      12,053,316
                                                -------------


HOTELS, RESTAURANTS & LEISURE 1.1%
Carnival Corp.                        111,400       2,709,248
                                                -------------


HOUSEHOLD PRODUCTS 1.6%
Procter & Gamble Co. (The)             65,400       4,043,028
                                                -------------


INTERNET & CATALOG RETAIL 2.0%
Priceline.com, Inc. (a)                69,500       5,118,675
                                                -------------


INTERNET SOFTWARE & SERVICES 3.1%
Equinix, Inc. (a)                      32,400       1,723,356
Google, Inc. Class A (a)               19,830       6,100,699
                                                -------------
                                                    7,824,055
                                                -------------

IT SERVICES 6.7%
Cognizant Technology
  Solutions Corp. Class A (a)         260,300       4,701,018
Mastercard, Inc. Class A               33,000       4,716,690
 v  Visa, Inc. Class A                144,500       7,579,025
                                                -------------
                                                   16,996,733
                                                -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217



                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
LIFE SCIENCES TOOLS & SERVICES 3.0%
Illumina, Inc. (a)                     69,200   $   1,802,660
Thermo Fisher Scientific,
  Inc. (a)                            171,300       5,836,191
                                                -------------
                                                    7,638,851
                                                -------------

MACHINERY 4.4%
 v  Danaher Corp.                     137,900       7,806,519
SPX Corp.                              82,300       3,337,265
                                                -------------
                                                   11,143,784
                                                -------------

MULTILINE RETAIL 2.1%
Kohl's Corp. (a)                       78,400       2,838,080
Target Corp.                           74,900       2,586,297
                                                -------------
                                                    5,424,377
                                                -------------

OIL, GAS & CONSUMABLE FUELS 0.5%
Southwestern Energy Co. (a)            43,800       1,268,886
                                                -------------


PHARMACEUTICALS 3.3%
Allergan, Inc.                         66,200       2,669,184
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                             137,600       5,857,632
                                                -------------
                                                    8,526,816
                                                -------------

ROAD & RAIL 2.7%
 v  Union Pacific Corp.               142,600       6,816,280
                                                -------------


SOFTWARE 4.6%
 v  Microsoft Corp.                   342,600       6,660,144
Oracle Corp. (a)                      277,500       4,920,075
                                                -------------
                                                   11,580,219
                                                -------------

SPECIALTY RETAIL 1.0%
Lowe's Cos., Inc.                     122,900       2,644,808
                                                -------------


TRADING COMPANIES & DISTRIBUTORS 1.7%
Fastenal Co.                          123,200       4,293,520
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES 1.0%
American Tower Corp. Class
  A(a)                                 88,700       2,600,684
                                                -------------
Total Common Stocks
  (Cost $298,811,012)                             245,428,580
                                                -------------



                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.2%
-------------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $8,004,762
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 2/12/09,
  with a Principal Amount of
  $8,165,000 and a Market
  Value of $8,165,000)             $8,004,758   $   8,004,758
                                                -------------
Total Short-Term Investment
  (Cost $8,004,758)                                 8,004,758
                                                -------------
Total Investments
  (Cost $306,815,770) (c)                99.9%    253,433,338
Cash and Other Assets,
  Less Liabilities                        0.1         365,138
                                        -----    ------------
Net Assets                              100.0%  $ 253,798,476
                                        =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2008, cost is
     $312,065,058 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $   3,517,472
Gross unrealized depreciation        (62,149,192)
                                    ------------
Net unrealized depreciation        $ (58,631,720)
                                    ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                      INVESTMENTS IN
 VALUATION INPUTS                         SECURITIES
Level 1--Quoted Prices                 $ 245,428,580
Level 2--Other Significant
  Observable Inputs                        8,004,758
Level 3--Significant Unobservable
  Inputs                                          --
                                        ------------
Total                                  $ 253,433,338
                                        ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-218    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $306,815,770)     $ 253,433,338
Receivables:
  Fund shares sold                         461,283
  Dividends and interest                   193,513
Other assets                                   781
                                     -------------
     Total assets                      254,088,915
                                     -------------

LIABILITIES:
Payables:
  Manager (See Note 3)                     160,331
  Shareholder communication                 50,381
  Professional fees                         30,294
  Fund shares redeemed                      24,478
  NYLIFE Distributors (See Note 3)          14,807
  Custodian                                  4,710
  Directors                                  1,114
  Administration fees                           26
Accrued expenses                             4,298
                                     -------------
     Total liabilities                     290,439
                                     -------------
Net assets                           $ 253,798,476
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     276,694
Additional paid-in capital             436,614,596
                                     -------------
                                       436,891,290
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (129,710,382)
Net unrealized depreciation on
  investments                          (53,382,432)
                                     -------------
Net assets                           $ 253,798,476
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 184,910,998
                                     =============
Shares of capital stock outstanding     20,110,905
                                     =============
Net asset value per share
  outstanding                        $        9.19
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  68,887,478
                                     =============
Shares of capital stock outstanding      7,558,505
                                     =============
Net asset value per share
  outstanding                        $        9.11
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-219

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   1,978,134
  Income from securities
     loaned--net                           152,597
  Interest                                 115,435
                                     -------------
     Total income                        2,246,166
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,052,621
  Administration (See Note 3)              216,644
  Distribution and service--Service
     Class (See Note 3)                    199,416
  Professional fees                         74,014
  Shareholder communication                 69,467
  Custodian                                 14,309
  Directors                                 12,700
  Miscellaneous                             21,581
                                     -------------
     Total expenses before waiver        2,660,752
  Expense waiver from Manager (See
     Note 3)                               (60,991)
                                     -------------
     Net expenses                        2,599,761
                                     -------------
Net investment loss                       (353,595)
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (33,611,238)
  Foreign currency transactions                 92
                                     -------------
Net realized loss on investments
  and foreign currency transactions    (33,611,146)
                                     -------------
Net change in unrealized
  appreciation on investments         (113,250,140)
                                     -------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (146,861,286)
                                     -------------
Net decrease in net assets
  resulting from operations          $(147,214,881)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $11,056.




M-220    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $    (353,595)  $    176,803
 Net realized gain (loss) on
  investments and foreign
  currency transactions          (33,611,146)    17,291,854
 Net change in unrealized
  appreciation on investments   (113,250,140)    36,564,299
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (147,214,881)    54,032,956
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                   (175,654)       (47,191)
                               ----------------------------
 Total dividends to
  shareholders                      (175,654)       (47,191)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         124,184,851    105,159,197
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          175,654         47,191
 Cost of shares redeemed         (65,046,856)   (38,565,183)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           59,313,649     66,641,205
                               ----------------------------
    Net increase (decrease)
     in net assets               (88,076,886)   120,626,970

NET ASSETS:
Beginning of year                341,875,362    221,248,392
                               ----------------------------
End of year                    $ 253,798,476   $341,875,362
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $          --   $    175,170
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-221

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INITIAL CLASS
                            -------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------

                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  15.04    $  12.39    $  11.57    $  11.09    $  11.38
                            --------    --------    --------    --------    --------
Net investment income
  (loss)                       (0.01)(a)    0.02 (a)    0.01 (a)    0.02 (a)    0.02
Net realized and
  unrealized gain (loss)
  on investments               (5.83)       2.63        0.83        0.46       (0.29)
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (5.84)       2.65        0.84        0.48       (0.27)
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.01)      (0.00)++    (0.02)      (0.00)++    (0.02)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   9.19    $  15.04    $  12.39    $  11.57    $  11.09
                            ========    ========    ========    ========    ========
Total investment return       (38.80%)     21.35%       7.24%       4.35%(b)   (2.32%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    (0.05%)      0.11%       0.07%       0.28%       0.22%
  Net expenses                  0.76%       0.70%       0.79%#      0.64%#      0.85% #
  Expenses (before
     waiver/reimbursement)      0.78%       0.72%       0.81%#      0.79%#      0.88% #
Portfolio turnover rate          111%         82%         96%        205%        117%
Net assets at end of year
  (in 000's)                $184,911    $266,473    $181,657    $108,635    $130,091




++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01%, less than one-hundred of a percent and 0.03% of average net assets for the years ended December 31,
     2006, 2005, and 2004, respectively.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.





M-222    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      ---------------------------------------------------
                    YEAR ENDED DECEMBER 31,
      ---------------------------------------------------

        2008       2007       2006       2005       2004
      $ 14.93    $ 12.33    $ 11.53    $ 11.07    $ 11.37
      -------    -------    -------    -------    -------
        (0.04)(a)  (0.02)(a)  (0.02)(a)   0.00(a)++  0.00 ++
        (5.78)      2.62       0.82       0.46      (0.30)
      -------    -------    -------    -------    -------
        (5.82)      2.60       0.80       0.46      (0.30)
      -------    -------    -------    -------    -------

           --         --      (0.00)++      --      (0.00)++
      -------    -------    -------    -------    -------
      $  9.11    $ 14.93    $ 12.33    $ 11.53    $ 11.07
      =======    =======    =======    =======    =======
       (38.94%)    21.05%      6.97%      4.10%(b)  (2.57%)

        (0.29%)    (0.13%)    (0.18%)     0.03%     (0.03%)
         1.01%      0.95%      1.04% #    0.89%#     1.10% #
         1.03%      0.97%      1.06% #    1.04%#     1.13% #
          111%        82%        96%       205%       117%
      $68,887    $75,403    $39,592    $22,993    $18,500




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-223

MAINSTAY VP MID CAP CORE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  ONE          FIVE        INCEPTION
TOTAL RETURNS                                  YEAR          YEARS       (7/2/01)
----------------------------------------------------------------------------------
After Portfolio
  operating expenses                          (42.24%)       (0.24%)       1.24%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                               MID CAP       RUSSELL MIDCAP(R)    RUSSELL MIDCAP(R)
                           CORE PORTFOLIO          INDEX             VALUE INDEX
                           --------------    -----------------    -----------------
7/2/01                          10000              10000                10000
                                 9414               9626                 9909
                                 8197               8068                 8953
                                11102              11300                12362
                                13574              13585                15292
                                15726              15304                17226
                                18079              17640                20708
                                18988              18627                20414
12/31/08                        10968              10904                12566






SERVICE CLASS(2)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  ONE          FIVE        INCEPTION
TOTAL RETURNS                                  YEAR          YEARS       (7/2/01)
----------------------------------------------------------------------------------
After Portfolio
  operating expenses                          (42.38%)       (0.49%)       0.99%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP
                             MID CAP       RUSSELL MIDCAP(R)    RUSSELL MIDCAP(R)
                         CORE PORTFOLIO          INDEX             VALUE INDEX
                         --------------    -----------------    -----------------
7/2/01                        10000              10000                10000
                               9402               9626                 9909
                               8167               8068                 8953
                              11032              11300                12362
                              13456              13585                15292
                              15550              15304                17226
                              17832              17640                20708
                              18682              18627                20414
12/31/08                      10765              10904                12566







BENCHMARK PERFORMANCE                         ONE          FIVE          SINCE
                                             YEAR          YEARS       INCEPTION
--------------------------------------------------------------------------------
Russell Midcap(R) Index(3)                  (41.46%)       (0.71%)       1.16%
Russell Midcap(R) Value Index(3)            (38.44)         0.33         3.09
Average Lipper Variable Products Mid Cap
Core Portfolio(4)                           (38.25)        (1.34)        0.79



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.

3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper Variable Products Mid Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-224    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)

INITIAL CLASS SHARES           $1,000.00        $613.20         $3.77          $1,020.50         $4.72
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $612.40         $4.78          $1,019.20         $5.99
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.93% for Initial Class and 1.18% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-225

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Insurance                                9.6%
Health Care Providers & Services         4.8
Semiconductors & Semiconductor
  Equipment                              4.7
Specialty Retail                         4.5
Household Durables                       4.2
IT Services                              4.2
Oil, Gas & Consumable Fuels              3.8
Machinery                                3.6
Software                                 3.6
Pharmaceuticals                          3.0
Real Estate Investment Trusts            3.0
Energy Equipment & Services              2.8
Multi-Utilities                          2.8
Media                                    2.7
Capital Markets                          2.6
Health Care Equipment & Supplies         2.3
Chemicals                                2.1
Diversified Consumer Services            2.1
Multiline Retail                         2.1
Commercial Services & Supplies           1.9
Computers & Peripherals                  1.8
Professional Services                    1.6
Electronic Equipment & Instruments       1.5
Textiles, Apparel & Luxury Goods         1.5
Construction & Engineering               1.3
Electric Utilities                       1.3
Commercial Banks                         1.2
Food Products                            1.1
Hotels, Restaurants & Leisure            1.1
Household Products                       1.1
Leisure Equipment & Products             1.0
Communications Equipment                 0.9
Containers & Packaging                   0.9
Electrical Equipment                     0.9
Food & Staples Retailing                 0.9
Independent Power Producers & Energy
  Traders                                0.9
Airlines                                 0.8
Biotechnology                            0.8
Wireless Telecommunication Services      0.8
Aerospace & Defense                      0.7
Internet Software & Services             0.7
Road & Rail                              0.7
Beverages                                0.6
Building Products                        0.6
Paper & Forest Products                  0.6
Personal Products                        0.5
Diversified Telecommunication
  Services                               0.4
Gas Utilities                            0.4
Tobacco                                  0.4
Health Care Technology                   0.3
Life Sciences Tools & Services           0.3
Consumer Finance                         0.2
Metals & Mining                          0.2
Water Utilities                          0.2
Auto Components                          0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Internet & Catalog Retail                0.0++
Exchange Traded Funds                    0.8
Short-Term Investment                    0.8
Liabilities in Excess of
  Cash and Other Assets                 (0.5)
                                       -----
                                       100.0%
                                       =====



++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-229 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  PG&E Corp.
    2.  Public Storage
    3.  Quest Diagnostics, Inc.
    4.  Liberty Media Corp. Entertainment Class
        A
    5.  Forest Laboratories, Inc.
    6.  Fluor Corp.
    7.  W.R. Berkley Corp.
    8.  Parker Hannifin Corp.
    9.  Sherwin-Williams Co. (The)
   10.  Murphy Oil Corp.







M-226    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Mid Cap Core Portfolio returned -42.24% for Initial Class shares and -42.38% for Service Class shares. Both share classes underperformed the -38.25% return of the average Lipper(2) Variable Products Mid Cap Core Portfolio and the -41.46% return of the Russell Midcap(R) Index(2) for the 12 months ended December 31, 2008. The Russell Midcap(R) Index is the Portfolio's broad-based securities- market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2008?

The Portfolio held overweight positions relative to the Russell Midcap(R) Index in energy and materials. While this helped performance during the first half of 2008, it detracted from the Portfolio's performance relative to the benchmark when commodity prices declined in the second half of the year. The Portfolio fortunately avoided the worst problems in the financials sector and held overweight positions in discount retailers such as Family Dollar Stores and Dollar Tree. These positions helped performance relative to the benchmark as the economy weakened.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) INDEX AND WHICH SECTORS DETRACTED THE MOST?

The Portfolio's strongest-performing sectors relative to the Russell Midcap(R) Index were consumer discretionary, information technology and financials. In consumer discretionary, the Portfolio's overweight positions in what are considered to be recession-resistant retailers such as Dollar Tree and Family Dollar Stores helped relative performance. An underweight position in banks also helped the Portfolio's relative performance, as bank stocks generally declined as the credit crisis unfolded.

In 2008, the sectors that detracted the most from the Portfolio's performance relative to the Russell Midcap(R) Index were energy, materials and utilities. Overweight positions in energy and materials hurt relative results as commodity prices declined in the second half of 2008.

IN ABSOLUTE TERMS, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH STOCKS WERE PARTICULARLY WEAK?

On an absolute basis, the strongest contributors to the Portfolio's performance were insurance holding company W.R. Berkley, discount retailer Dollar Tree and online and console game publisher Activision Blizzard. After the 2007 merger of Activision and Blizzard Entertainment--and disappointing results from former video-game top-dog Electronic Arts as well as smaller game developers and publishers--Activision Blizzard advanced to a lead position in the video gaming segment. The company has consistently outperformed Wall Street expectations in recent quarters. As the economy weakened, price-conscious shoppers were attracted to Dollar Tree for bargains. Connecticut-based W.R. Berkley suffered some setbacks in early October, but the drop was more a matter of collateral damage than of real problems. Since October 9, 2008, this stock has made a dramatic comeback, and it closed the year with a positive return.

On an absolute basis, major detractors from the Portfolio's performance included insurance company Genworth Financial, data storage company Seagate

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies, and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.

2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-227

Technology and oil, gas & consumable fuels company Pioneer Natural Resources. All three stocks underperformed the benchmark. During 2008, insurers like Genworth Financial were affected by concerns about mortgage exposure and the need to raise capital. Energy stocks like Pioneer Natural Resources suffered in the second half of 2008 as oil prices declined. In a weak economy, reduced consumer spending lowered demand for personal computers and other electronic devices, including Seagate Technology's hard disks.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES AND SALES DURING 2008?

Among the stocks the Portfolio purchased in 2008 were Forest Laboratories and PG&E Corp. Forest Laboratories is a pharmaceutical company that did well, partly because of lower research and development costs. The company also signed deals to license new medicines in the third quarter of 2008. PG&E Corp. is a high-quality utility with an attractive renewable energy portfolio.

During the year, the Portfolio sold positions in Northern Trust and Coventry HealthCare. The former is a financial services company whose fundamentals have suffered as a result of the credit crisis, a weak outlook and expectations of lower asset growth. Client losses in securities-lending portfolios may lead to significant reductions in fees associated with this ancillary service activity, with no corresponding short-term offset. Coventry HealthCare suffered as declining commercial enrollments and increasing costs hurt the managed care industry.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

The Portfolio's most significant increases in sector weightings were in health care and consumer staples. These sectors are generally seen as defensive, and our model has positioned the Portfolio more defensively in recent months.

The Portfolio decreased its weightings in financials and industrials. We sold financial stocks when our model indicated that they would have poor performance because of the credit crisis. Our model also indicated that industrial stocks were likely to have a tough time in a recessionary environment, which prompted our weighting reduction.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio's most significantly overweight sectors relative to the Russell Midcap(R) Index were information technology and consumer discretionary. Many information technology stocks showed extremely attractive valuations. In the consumer discretionary sector, our model finds general merchandise stocks like Family Dollar Stores and home improvement stocks like Sherwin-Williams to be attractive. Both stocks are currently owned by the Portfolio.

As of the same date, the Portfolio's most significantly underweight sectors were consumer staples and utilities. This is true even though the Portfolio has recently purchased several consumer staples stocks. Many of the stocks in these sectors have been bought up as investors have searched for recession-resistant securities. As a result, our model suggests that stocks in these sectors have become relatively expensive.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


Information about MainStay VP Mid Cap Core Portfolio on this page and the preceding pages has not been audited.




M-228    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                        SHARES          VALUE
COMMON STOCKS 98.9%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
Goodrich Corp.                           5,546   $     205,313
L-3 Communications Holdings,
  Inc.                                   1,525         112,514
Precision Castparts Corp.               17,202       1,023,175
                                                 -------------
                                                     1,341,002
                                                 -------------

AIRLINES 0.8%
Delta Air Lines, Inc. (a)               19,792         226,816
Southwest Airlines Co.                 155,136       1,337,273
                                                 -------------
                                                     1,564,089
                                                 -------------

AUTO COMPONENTS 0.1%
BorgWarner, Inc.                         6,864         149,429
                                                 -------------


BEVERAGES 0.6%
Constellation Brands, Inc.
  Class A (a)                           10,439         164,623
Pepsi Bottling Group, Inc.
  (The)                                 43,970         989,765
                                                 -------------
                                                     1,154,388
                                                 -------------

BIOTECHNOLOGY 0.8%
Cephalon, Inc. (a)                      20,567       1,584,482
                                                 -------------


BUILDING PRODUCTS 0.6%
Armstrong World Industries,
  Inc.                                   9,860         213,173
Lennox International, Inc.              23,008         742,928
Owens Corning, Inc. (a)                 14,189         245,470
                                                 -------------
                                                     1,201,571
                                                 -------------

CAPITAL MARKETS 2.6%
Ameriprise Financial, Inc.              53,239       1,243,663
Eaton Vance Corp.                          123           2,584
Federated Investors, Inc.
  Class B                                7,428         125,979
Invesco, Ltd.                          101,249       1,462,036
Investment Technology Group,
  Inc. (a)                              10,662         242,241
Northern Trust Corp.                     5,108         266,331
Raymond James Financial, Inc.           35,131         601,794
TD Ameritrade Holding Corp.
  (a)                                   95,905       1,366,646
                                                 -------------
                                                     5,311,274
                                                 -------------

CHEMICALS 2.1%
Airgas, Inc.                            16,995         662,635
Ashland, Inc.                           19,207         201,866
CF Industries Holdings, Inc.            16,276         800,128
FMC Corp.                                7,160         320,267
Rohm & Haas Co.                         14,481         894,781
Scotts Miracle-Gro Co. (The)
  Class A                                2,711          80,571
Terra Industries, Inc.                  43,762         729,512
Valspar Corp.                           25,122         454,457
                                                 -------------
                                                     4,144,217
                                                 -------------

COMMERCIAL BANKS 1.2%
BancorpSouth, Inc.                       8,222         192,066
Bank of Hawaii Corp.                     5,506         248,706
City National Corp.                      2,515         122,480
Commerce Bancshares, Inc.               12,343         542,475
Cullen/Frost Bankers, Inc.              14,570         738,408
First Citizens BancShares
  Inc. Class A                           2,235         341,508
Huntington Bancshares, Inc.             20,152         154,364
TCF Financial Corp.                      2,124          29,014
                                                 -------------
                                                     2,369,021
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 1.9%
Brink's Co. (The)                        7,351         197,595
Iron Mountain, Inc. (a)                 59,083       1,461,122
R.R. Donnelley & Sons Co.               72,412         983,355
Republic Services, Inc.                 27,121         672,330
Stericycle, Inc. (a)                     7,639         397,839
                                                 -------------
                                                     3,712,241
                                                 -------------

COMMUNICATIONS EQUIPMENT 0.9%
Brocade Communications
  Systems, Inc. (a)                    162,963         456,296
F5 Networks, Inc. (a)                   35,263         806,112
Tellabs, Inc. (a)                      135,490         558,219
                                                 -------------
                                                     1,820,627
                                                 -------------

COMPUTERS & PERIPHERALS 1.8%
Lexmark International, Inc.
  Class A (a)                           32,379         870,995
NetApp, Inc. (a)                       101,781       1,421,880
QLogic Corp. (a)                         7,947         106,808
Seagate Technology                      16,490          73,051
Teradata Corp. (a)                      10,995         163,056
Western Digital Corp. (a)               87,849       1,005,871
                                                 -------------
                                                     3,641,661
                                                 -------------

CONSTRUCTION & ENGINEERING 1.3%
 v  Fluor Corp.                         38,678       1,735,482
Foster Wheeler, Ltd. (a)                26,368         616,484
URS Corp. (a)                            8,185         333,702
                                                 -------------
                                                     2,685,668
                                                 -------------

CONSUMER FINANCE 0.2%
Discover Financial Services             31,726         302,349
                                                 -------------


CONTAINERS & PACKAGING 0.9%
Bemis Co., Inc.                         16,729         396,143
Pactiv Corp. (a)                        24,664         613,640
Sonoco Products Co.                     36,312         840,986
                                                 -------------
                                                     1,850,769
                                                 -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-229


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED CONSUMER SERVICES 2.1%
Apollo Group, Inc. Class A
  (a)                                   19,307   $   1,479,302
Brinks Home Security
  Holdings, Inc. (a)                    12,609         276,389
Career Education Corp. (a)              44,191         792,787
DeVry, Inc.                             11,996         688,690
H&R Block, Inc.                         19,810         450,083
Hillenbrand, Inc.                        3,913          65,269
ITT Educational Services,
  Inc. (a)                               5,223         496,081
                                                 -------------
                                                     4,248,601
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
CenturyTel, Inc.                        20,232         552,940
Embarq Corp.                             5,158         185,482
                                                 -------------
                                                       738,422
                                                 -------------

ELECTRIC UTILITIES 1.3%
American Electric Power Co.,
  Inc.                                   1,438          47,857
Edison International                    23,212         745,570
Pepco Holdings, Inc.                     7,683         136,450
Pinnacle West Capital Corp.             22,011         707,213
PPL Corp.                                  728          22,342
Progress Energy, Inc.                   26,142       1,041,759
                                                 -------------
                                                     2,701,191
                                                 -------------

ELECTRICAL EQUIPMENT 0.9%
Cooper Industries, Ltd. Class
  A                                     41,081       1,200,798
Hubbel, Inc. Class B                    16,094         525,952
Rockwell Automation, Inc.                5,497         177,223
                                                 -------------
                                                     1,903,973
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.5%
Agilent Technologies, Inc.
  (a)                                   47,029         735,063
Amphenol Corp. Class A                  11,656         279,511
Arrow Electronics, Inc. (a)             36,940         695,950
AVX Corp.                                3,074          24,407
Ingram Micro, Inc. Class A
  (a)                                   21,133         282,971
Jabil Circuit, Inc.                    102,793         693,853
National Instruments Corp.               7,066         172,128
Vishay Intertechnology, Inc.
  (a)                                   56,937         194,724
                                                 -------------
                                                     3,078,607
                                                 -------------

ENERGY EQUIPMENT & SERVICES 2.8%
Cameron International Corp.
  (a)                                   30,860         632,630
Diamond Offshore Drilling,
  Inc.                                   2,075         122,301
Dresser-Rand Group, Inc. (a)            14,765         254,696
ENSCO International, Inc.               29,224         829,669
FMC Technologies, Inc. (a)              20,543         489,540
Helmerich & Payne, Inc.                  9,649         219,515
Key Energy Services, Inc. (a)           15,339          67,645
Noble Corp.                             56,389       1,245,633
Oil States International,
  Inc. (a)                               2,971          55,528
Patterson-UTI Energy, Inc.              46,098         530,588
SEACOR Holdings, Inc. (a)                2,550         169,957
Tidewater, Inc.                         12,994         523,268
Unit Corp. (a)                          14,375         384,100
                                                 -------------
                                                     5,525,070
                                                 -------------

FOOD & STAPLES RETAILING 0.9%
BJ's Wholesale Club, Inc. (a)           25,747         882,092
Safeway, Inc.                           39,485         938,559
                                                 -------------
                                                     1,820,651
                                                 -------------

FOOD PRODUCTS 1.1%
Bunge, Ltd.                                686          35,514
Campbell Soup Co.                       11,751         352,647
Corn Products International,
  Inc.                                  18,423         531,504
Dean Foods Co. (a)                      13,732         246,764
H.J. Heinz Co.                           7,846         295,010
Hershey Co. (The)                       11,812         410,349
J.M. Smucker Co. (The)                   6,680         289,645
                                                 -------------
                                                     2,161,433
                                                 -------------

GAS UTILITIES 0.4%
Atmos Energy Corp.                         536          12,703
UGI Corp.                               35,903         876,751
                                                 -------------
                                                       889,454
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.3%
C.R. Bard, Inc.                          4,836         407,481
Edwards Lifesciences Corp.
  (a)                                   24,164       1,327,812
Hill-Rom Holdings, Inc.                 30,700         505,322
Resmed, Inc. (a)                         8,075         302,651
St. Jude Medical, Inc. (a)                  64           2,109
Teleflex, Inc.                          19,541         979,004
Varian Medical Systems, Inc.
  (a)                                   33,614       1,177,835
                                                 -------------
                                                     4,702,214
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 4.8%
AmerisourceBergen Corp.                 12,432         443,325
CIGNA Corp.                             51,994         876,099
DaVita, Inc. (a)                        25,352       1,256,698
Express Scripts, Inc. (a)                8,232         452,595
Humana, Inc. (a)                        21,581         804,540
Laboratory Corp. of America
  Holdings (a)                          12,758         821,743
LifePoint Hospitals, Inc. (a)           13,475         307,769
Lincare Holdings, Inc. (a)              36,116         972,604
Omnicare, Inc.                          49,369       1,370,483
 v  Quest Diagnostics, Inc.             35,499       1,842,753
Tenet Healthcare Corp. (a)              58,647          67,444
Universal Health Services,
  Inc. Class B                          11,733         440,809
WellCare Health Plans, Inc.
  (a)                                    5,102          65,612
                                                 -------------
                                                     9,722,474
                                                 -------------




M-230    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE TECHNOLOGY 0.3%
Cerner Corp. (a)                         8,492   $     326,517
HLTH Corp. (a)                          34,362         359,427
                                                 -------------
                                                       685,944
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 1.1%
Brinker International, Inc.              2,292          24,158
Darden Restaurants, Inc.                18,725         527,670
Interval Leisure Group, Inc.
  (a)                                   12,842          69,218
Panera Bread Co. Class A (a)            13,087         683,665
Penn National Gaming, Inc.
  (a)                                    1,815          38,805
Scientific Games Corp. (a)               7,906         138,671
Starbucks Corp. (a)                     60,056         568,130
Yum! Brands, Inc.                        2,379          74,939
                                                 -------------
                                                     2,125,256
                                                 -------------

HOUSEHOLD DURABLES 4.2%
Centex Corp.                            31,279         332,809
D.R. Horton, Inc.                      111,284         786,778
Fortune Brands, Inc.                     4,825         199,176
Garmin, Ltd.                            15,480         296,752
Harman International
  Industries, Inc.                      13,292         222,375
Jarden Corp. (a)                         8,341          95,921
KB Home                                 22,997         313,219
Leggett & Platt, Inc.                   75,255       1,143,123
Lennar Corp. Class A                    58,580         507,889
M.D.C. Holdings, Inc.                   14,698         445,349
NVR, Inc. (a)                            2,042         931,662
Pulte Homes, Inc.                      104,723       1,144,622
Snap-on, Inc.                            3,463         136,373
Stanley Works (The)                     17,857         608,924
Toll Brothers, Inc. (a)                 61,257       1,312,738
                                                 -------------
                                                     8,477,710
                                                 -------------

HOUSEHOLD PRODUCTS 1.1%
Church & Dwight Co., Inc.               20,898       1,172,796
Clorox Co. (The)                        17,315         962,021
                                                 -------------
                                                     2,134,817
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.9%
Calpine Corp. (a)                       53,659         390,637
Constellation Energy Group,
  Inc.                                   5,613         140,830
Mirant Corp. (a)                         8,032         151,564
NRG Energy, Inc. (a)                    49,705       1,159,618
                                                 -------------
                                                     1,842,649
                                                 -------------

INSURANCE 9.6%
Allied World Assurance
  Holdings, Ltd./Bermuda                24,094         978,216
American Financial Group,
  Inc.                                  38,788         887,470
Aon Corp.                               26,140       1,194,075
Arch Capital Group, Ltd. (a)            19,544       1,370,034
Arthur J. Gallagher & Co.               23,164         600,179
Assurant, Inc.                           7,700         231,000
Axis Capital Holdings, Ltd.             51,949       1,512,755
Brown & Brown, Inc.                     49,479       1,034,111
Cincinnati Financial Corp.              20,268         589,191
CNA Financial Corp.                     13,417         220,576
Endurance Specialty Holdings,
  Ltd.                                  22,857         697,824
Everest Re Group, Ltd.                     236          17,969
Hanover Insurance Group, Inc.
  (The)                                  1,272          54,658
HCC Insurance Holdings, Inc.            32,508         869,589
Marsh & McLennan Cos., Inc.              2,852          69,218
Nationwide Financial
  Services, Inc. Class A                11,262         587,989
Old Republic International
  Corp.                                 70,168         836,403
Principal Financial Group,
  Inc.                                  58,406       1,318,224
Protective Life Corp.                   12,998         186,521
Reinsurance Group of America,
  Inc.                                  12,031         515,167
RenaissanceRe Holdings, Ltd.            27,783       1,432,492
StanCorp Financial Group,
  Inc.                                   5,842         244,020
Torchmark Corp.                          9,032         403,730
Transatlantic Holdings, Inc.             9,914         397,155
Unum Group                              74,420       1,384,212
 v  W.R. Berkley Corp.                  55,133       1,709,123
                                                 -------------
                                                    19,341,901
                                                 -------------

INTERNET & CATALOG RETAIL 0.0%++
HSN, Inc. (a)                            4,423          32,155
Ticketmaster (a)                         8,470          54,378
                                                 -------------
                                                        86,533
                                                 -------------

INTERNET SOFTWARE & SERVICES 0.7%
IAC/InterActiveCorp (a)                 44,077         693,331
Sohu.com, Inc. (a)                      12,189         577,027
VeriSign, Inc. (a)                       7,651         145,981
WebMD Health Corp. Class A
  (a)                                      323           7,620
                                                 -------------
                                                     1,423,959
                                                 -------------

IT SERVICES 4.2%
Affiliated Computer Services,
  Inc. Class A (a)                       5,426         249,325
Alliance Data Systems Corp.
  (a)                                   26,393       1,228,066
Broadridge Financial
  Solutions LLC                         41,375         518,842
Computer Sciences Corp. (a)             43,536       1,529,855
Fidelity National Information
  Services, Inc.                        26,290         427,738
Fiserv, Inc. (a)                        37,776       1,373,913
Global Payments, Inc.                   28,325         928,777
Lender Processing Services,
  Inc.                                  37,079       1,091,977
Paychex, Inc.                           14,816         389,364
SAIC, Inc. (a)                          38,820         756,214
                                                 -------------
                                                     8,494,071
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-231


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS 1.0%
Eastman Kodak Co.                       91,811   $     604,116
Hasbro, Inc.                            45,599       1,330,123
                                                 -------------
                                                     1,934,239
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 0.3%
Life Technologies Corp. (a)             14,443         336,666
PerkinElmer, Inc.                        3,605          50,146
Pharmaceutical Product
  Development, Inc.                      6,339         183,894
Techne Corp.                             1,292          83,360
                                                 -------------
                                                       654,066
                                                 -------------

MACHINERY 3.6%
AGCO Corp. (a)                          22,783         537,451
Bucyrus International, Inc.              4,330          80,192
Crane Co.                                3,485          60,081
Cummins, Inc.                           40,772       1,089,836
Dover Corp.                             47,536       1,564,885
Gardner Denver, Inc. (a)                18,145         423,504
IDEX Corp.                               4,946         119,446
ITT Corp.                               18,707         860,335
John Bean Technologies Corp.            13,583         110,973
Joy Global, Inc.                         4,228          96,779
Lincoln Electric Holdings,
  Inc.                                   2,564         130,584
 v  Parker Hannifin Corp.               39,140       1,665,016
Pentair, Inc.                            5,679         134,422
SPX Corp.                                2,301          93,305
Timken Co. (The)                         2,266          44,482
Toro Co. (The)                           7,465         246,345
                                                 -------------
                                                     7,257,636
                                                 -------------

MEDIA 2.7%
Dish Network Corp. Class A
  (a)                                   82,296         912,663
DreamWorks Animation SKG,
  Inc. Class A (a)                      19,860         501,663
EW Scripps Co. Class A                   5,460          12,067
Interpublic Group of Cos.,
  Inc. (The) (a)                       220,710         874,011
John Wiley & Sons, Inc. Class
  A                                      4,986         177,402
 v  Liberty Media Corp.
  Entertainment Class A (a)            104,058       1,818,934
McGraw-Hill Cos., Inc. (The)            39,074         906,126
Warner Music Group Corp.                 3,343          10,096
Washington Post Co. Class B                727         283,712
                                                 -------------
                                                     5,496,674
                                                 -------------

METALS & MINING 0.2%
Cliffs Natural Resources,
  Inc.                                   5,902         151,150
Reliance Steel & Aluminum Co.            7,676         153,060
                                                 -------------
                                                       304,210
                                                 -------------

MULTI-UTILITIES 2.8%
CenterPoint Energy, Inc.                15,132         190,966
Consolidated Edison, Inc.                  809          31,494
DTE Energy Corp.                        37,538       1,338,980
MDU Resources Group, Inc.                8,275         178,575
NSTAR                                   23,565         859,887
 v  PG&E Corp.                          58,629       2,269,529
Puget Energy, Inc.                      12,105         330,103
Sempra Energy                            6,259         266,821
TECO Energy, Inc.                       11,458         141,506
Vectren Corp.                            3,969          99,265
                                                 -------------
                                                     5,707,126
                                                 -------------

MULTILINE RETAIL 2.1%
Big Lots, Inc. (a)                      40,101         581,063
Dollar Tree, Inc. (a)                   35,776       1,495,437
Family Dollar Stores, Inc.              53,154       1,385,725
J.C. Penney Co., Inc.                   41,894         825,312
                                                 -------------
                                                     4,287,537
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 3.8%
Alpha Natural Resources, Inc.
  (a)                                   32,430         525,042
Cimarex Energy Co.                      32,638         874,046
Continental Resources, Inc.
  (a)                                    5,544         114,816
Encore Acquisition Co. (a)              26,240         669,645
Forest Oil Corp. (a)                     4,275          70,495
Foundation Coal Holdings,
  Inc.                                   5,549          77,797
Frontline, Ltd.                         12,102         358,340
Mariner Energy, Inc. (a)                10,870         110,874
Massey Energy Co.                       18,670         257,459
 v  Murphy Oil Corp.                    36,731       1,629,020
Noble Energy, Inc.                      14,118         694,888
PetroHawk Energy Corp. (a)               9,743         152,283
Pioneer Natural Resources Co.            9,073         146,801
Southwestern Energy Co. (a)              8,017         232,252
St. Mary Land & Exploration
  Co.                                   11,347         230,458
Sunoco, Inc.                            24,108       1,047,734
W&T Offshore, Inc.                      12,979         185,859
Whiting Petroleum Corp. (a)              5,177         173,222
                                                 -------------
                                                     7,551,031
                                                 -------------

PAPER & FOREST PRODUCTS 0.6%
International Paper Co.                 38,979         459,952
MeadWestvaco Corp.                      70,825         792,532
                                                 -------------
                                                     1,252,484
                                                 -------------

PERSONAL PRODUCTS 0.5%
Alberto-Culver Co.                       7,347         180,075
Avon Products, Inc.                        241           5,791
Estee Lauder Cos., Inc. (The)
  Class A                                9,025         279,414
Herbalife, Ltd.                         15,947         345,731
NBTY, Inc. (a)                           6,517         101,991
                                                 -------------
                                                       913,002
                                                 -------------




M-232    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS 3.0%
Allergan, Inc.                              88   $       3,548
Endo Pharmaceuticals
  Holdings, Inc. (a)                    56,521       1,462,764
 v  Forest Laboratories, Inc.
  (a)                                   68,828       1,753,049
King Pharmaceuticals, Inc.
  (a)                                  117,450       1,247,319
Perrigo Co.                              4,589         148,271
Sepracor, Inc. (a)                      12,959         142,290
Watson Pharmaceuticals, Inc.
  (a)                                   49,278       1,309,316
                                                 -------------
                                                     6,066,557
                                                 -------------

PROFESSIONAL SERVICES 1.6%
Dun & Bradstreet Corp.                   6,839         527,971
Manpower, Inc.                          35,457       1,205,184
Monster Worldwide, Inc. (a)             44,101         533,181
Robert Half International,
  Inc.                                  41,049         854,640
                                                 -------------
                                                     3,120,976
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 3.0%
Annaly Capital Management,
  Inc.                                   4,021          63,813
CapitalSource, Inc.                     84,275         389,351
Digital Realty Trust, Inc.               4,462         146,577
Health Care, Inc.                        9,984         421,325
Hospitality Properties Trust             5,900          87,733
Host Hotels & Resorts, Inc.            137,777       1,042,972
Liberty Property Trust                  17,263         394,114
Mack-Cali Realty Corp.                  19,937         488,456
Plum Creek Timber Co., Inc.             27,466         954,169
 v  Public Storage                      24,872       1,977,324
                                                 -------------
                                                     5,965,834
                                                 -------------

ROAD & RAIL 0.7%
J.B. Hunt Transport Services,
  Inc.                                  23,196         609,359
Kansas City Southern (a)                 9,351         178,137
Ryder System, Inc.                      13,753         533,341
                                                 -------------
                                                     1,320,837
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.7%
Altera Corp.                            45,323         757,347
Analog Devices, Inc.                    27,385         520,863
Broadcom Corp. Class A (a)              89,484       1,518,543
Cypress Semiconductor Corp.
  (a)                                   18,944          84,680
Integrated Device Technology,
  Inc. (a)                              84,462         473,832
KLA-Tencor Corp.                        53,153       1,158,204
Lam Research Corp. (a)                  50,588       1,076,513
LSI Corp. (a)                          263,271         866,161
Marvell Technology Group,
  Ltd. (a)                              94,357         629,361
National Semiconductor Corp.            85,571         861,700
Novellus Systems, Inc. (a)              49,346         608,930
ON Semiconductor Corp. (a)             120,792         410,693
Silicon Laboratories, Inc.
  (a)                                    6,113         151,480
Xilinx, Inc.                            20,728         369,373
                                                 -------------
                                                     9,487,680
                                                 -------------

SOFTWARE 3.6%
Autodesk, Inc. (a)                      64,749       1,272,318
BMC Software, Inc. (a)                  36,312         977,156
CA, Inc.                                82,739       1,533,154
Compuware Corp. (a)                    128,975         870,581
Intuit, Inc. (a)                        17,430         414,660
McAfee, Inc. (a)                        13,876         479,693
Red Hat, Inc. (a)                       35,928         474,968
Synopsys, Inc. (a)                      62,721       1,161,593
                                                 -------------
                                                     7,184,123
                                                 -------------

SPECIALTY RETAIL 4.5%
Advance Auto Parts, Inc.                27,139         913,227
American Eagle Outfitters,
  Inc.                                  10,789         100,985
AnnTaylor Stores Corp. (a)              21,650         124,921
AutoZone, Inc. (a)                       7,366       1,027,336
Barnes & Noble, Inc.                    10,968         164,520
Foot Locker, Inc.                       76,317         560,167
Gap, Inc. (The)                        114,625       1,534,829
Limited Brands, Inc.                    51,709         519,158
PetSmart, Inc.                           8,130         149,998
RadioShack Corp.                        64,704         772,566
Ross Stores, Inc.                       40,605       1,207,187
 v  Sherwin-Williams Co.
  (The)                                 27,372       1,635,477
TJX Cos., Inc.                          14,476         297,771
                                                 -------------
                                                     9,008,142
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 1.5%
Coach, Inc. (a)                         54,779       1,137,760
Jones Apparel Group, Inc.               26,410         154,763
Phillips-Van Heusen Corp.               23,794         478,973
Polo Ralph Lauren Corp.                 26,016       1,181,386
                                                 -------------
                                                     2,952,882
                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Peoples United Financial                10,328         184,148
                                                 -------------


TOBACCO 0.4%
Lorillard, Inc.                             31           1,747
UST, Inc.                               11,405         791,279
                                                 -------------
                                                       793,026
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
United Rentals, Inc. (a)                 3,720          33,926
WESCO International, Inc. (a)           10,313         198,319
                                                 -------------
                                                       232,245
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-233


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
WATER UTILITIES 0.2%
American Water Works Co.,
  Inc.                                   3,962   $      82,726
Aqua America, Inc.                      12,037         247,842
                                                 -------------
                                                       330,568
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 0.8%
American Tower Corp. Class A
  (a)                                       58           1,701
NII Holdings, Inc. (a)                  56,175       1,021,261
Telephone and Data Systems,
  Inc.                                  17,341         550,577
                                                 -------------
                                                     1,573,539
                                                 -------------
Total Common Stocks
  (Cost $249,526,894)                              198,516,280
                                                 -------------

EXCHANGE TRADED FUNDS 0.8% (B)

S&P 500 Index--SPDR Trust
  Series 1                               8,743         788,968
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1                    8,148         791,660
                                                 -------------
Total Exchange Traded Funds
  (Cost $1,576,807)                                  1,580,628
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENT 0.8%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,575,460 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $1,610,000 and a
  Market Value of $1,610,000)       $1,575,459       1,575,459
                                                 -------------
Total Short-Term Investment
  (Cost $1,575,459)                                  1,575,459
                                                 -------------
Total Investments
  (Cost $252,679,160) (c)                100.5%    201,672,367

Liabilities in Excess of
  Cash and Other Assets                   (0.5)       (985,593)
                                         -----    ------------
Net Assets                               100.0%  $ 200,686,774
                                         =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At December 31, 2008, cost is
     $262,592,402 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation      $  6,402,889
Gross unrealized depreciation       (67,322,924)
                                   ------------
Net unrealized depreciation        $(60,920,035)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $200,096,908
Level 2--Other significant
  Observable Inputs                      1,575,459
Level 3--Significant
  Unobservable Inputs                           --
                                      ------------
Total                                 $201,672,367
                                      ============




The portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-234    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $252,679,160)     $201,672,367
Cash                                          456
Receivables:
  Investment securities sold            2,482,262
  Dividends and interest                  261,647
  Fund shares sold                        219,252
Other assets                                  780
                                     ------------
     Total assets                     204,636,764
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       3,656,484
  Manager (See Note 3)                    145,762
  Shareholder communication                45,052
  Custodian                                28,648
  Professional fees                        26,364
  Fund shares redeemed                     22,928
  NYLIFE Distributors (See Note 3)         19,514
  Directors                                   963
Accrued expenses                            4,275
                                     ------------
     Total liabilities                  3,949,990
                                     ------------
Net assets                           $200,686,774
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    284,747
Additional paid-in capital            330,876,832
                                     ------------
                                      331,161,579
Accumulated undistributed net
  investment income                     1,208,607
Accumulated net realized loss on
  investments                         (80,676,619)
Net unrealized depreciation on
  investments                         (51,006,793)
                                     ------------
Net assets                           $200,686,774
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $108,881,650
                                     ============
Shares of capital stock outstanding    15,402,665
                                     ============
Net asset value per share
  outstanding                        $       7.07
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 91,805,124
                                     ============
Shares of capital stock outstanding    13,072,049
                                     ============
Net asset value per share
  outstanding                        $       7.02
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-235

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   4,052,236
  Income from securities
     loaned--net                           184,638
  Interest                                   6,877
                                     -------------
     Total income                        4,243,751
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,466,039
  Distribution and
     service--Service Class (See
     Note 3)                               336,146
  Professional fees                         65,712
  Custodian                                 64,007
  Shareholder communication                 58,251
  Directors                                 12,264
  Miscellaneous                             22,364
                                     -------------
     Total expenses                      3,024,783
                                     -------------
Net investment income                    1,218,968
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (78,670,448)
Net change in unrealized
  appreciation on investments          (71,387,918)
                                     -------------
Net realized and unrealized loss
  on investments                      (150,058,366)
                                     -------------
Net decrease in net assets
  resulting from operations          $(148,839,398)
                                     =============






M-236    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   1,218,968   $    540,679
 Net realized gain (loss) on
  investments                    (78,670,448)    34,190,119
 Net change in unrealized
  appreciation on investments    (71,387,918)   (19,597,496)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (148,839,398)    15,133,302
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                   (536,200)      (822,052)
    Service Class                    (49,307)      (384,460)
                               ----------------------------
                                    (585,507)    (1,206,512)
                               ----------------------------
 From net realized gain on
  investments:
    Initial Class                (19,449,178)   (19,970,506)
    Service Class                (16,091,529)   (16,119,221)
                               ----------------------------
                                 (35,540,707)   (36,089,727)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (36,126,214)   (37,296,239)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          39,132,907     71,948,352
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               36,126,214     37,296,239
 Cost of shares redeemed         (59,656,070)   (48,628,299)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           15,603,051     60,616,292
                               ----------------------------
    Net increase (decrease)
     in net assets              (169,362,561)    38,453,355

NET ASSETS:
Beginning of year                370,049,335    331,595,980
                               ----------------------------
End of year                    $ 200,686,774   $370,049,335
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   1,208,607   $    575,185
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-237

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  14.86    $  15.68    $  13.72    $  13.12    $  11.01
                            --------    --------    --------    --------    --------
Net investment income           0.06        0.04        0.07        0.07        0.06
Net realized and
  unrealized gain (loss)
  on investments               (6.29)       0.82        1.99        2.02        2.39
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (6.23)       0.86        2.06        2.09        2.45
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.04)      (0.07)         --       (0.08)      (0.06)
  From net realized gain
     on investments            (1.52)      (1.61)      (0.10)      (1.41)      (0.28)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (1.56)      (1.68)      (0.10)      (1.49)      (0.34)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   7.07    $  14.86    $  15.68    $  13.72    $  13.12
                            ========    ========    ========    ========    ========
Total investment return       (42.24%)      5.03%      14.96%      15.86%      22.27%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.54%       0.25%       0.51%       0.54%       0.70%
  Net expenses                  0.93%       0.91%       0.93%       0.94%       0.98%
  Expenses (before
     waiver/reimbursement)      0.93%       0.91%       0.93%       0.94%       1.04%
Portfolio turnover rate          173%        166%        166%        159%        185%
Net assets at end of year
  (in 000's)                $108,882    $202,966    $199,356    $159,762    $128,178




++   Less than one cent per share.





M-238    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          SERVICE CLASS
      -----------------------------------------------------
                       YEAR ENDED DECEMBER
      -----------------------------------------------------

        2008       2007        2006        2005       2004

      $ 14.75    $  15.59    $  13.68    $ 13.10    $ 11.00
      -------    --------    --------    -------    -------
         0.03        0.00 ++     0.04       0.04       0.04
        (6.24)       0.81        1.97       2.00       2.38
      -------    --------    --------    -------    -------
        (6.21)       0.81        2.01       2.04       2.42
      -------    --------    --------    -------    -------

        (0.00)++    (0.04)         --      (0.05)     (0.04)
        (1.52)      (1.61)      (0.10)     (1.41)     (0.28)
      -------    --------    --------    -------    -------
        (1.52)      (1.65)      (0.10)     (1.46)     (0.32)
      -------    --------    --------    -------    -------
      $  7.02    $  14.75    $  15.59    $ 13.68    $ 13.10
      =======    ========    ========    =======    =======
       (42.38%)      4.77%      14.67%     15.57%     21.96%

         0.29%       0.01%       0.26%      0.37%      0.45%
         1.18%       1.16%       1.18%      1.19%      1.23%
         1.18%       1.16%       1.18%      1.19%      1.29%
          173%        166%        166%       159%       185%
      $91,805    $167,083    $132,240    $89,991    $42,662




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-239

MAINSTAY VP MID CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                            SINCE
AVERAGE ANNUAL                                  ONE          FIVE       INCEPTION(2)
TOTAL RETURNS                                  YEAR        YEARS(2)       (7/2/01)
------------------------------------------------------------------------------------
After Portfolio operating expenses            (44.66%)       0.10%         (0.66%)




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                    MAINSTAY VP
                                      MID CAP        RUSSELL MIDCAP(R)
                                 GROWTH PORTFOLIO       GROWTH INDEX
                                 ----------------    -----------------
7/2/01                                 10000               10000
                                        9157                9174
                                        6538                6660
                                        9466                9505
                                       11607               10976
                                       13592               12304
                                       14847               13615
                                       17191               15170
12/31/08                                9514                8446






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                            SINCE
AVERAGE ANNUAL                                  ONE          FIVE       INCEPTION(2)
TOTAL RETURNS                                  YEAR        YEARS(2)       (7/2/01)
------------------------------------------------------------------------------------
After Portfolio operating expenses            (44.80%)       (0.15%)       (0.91%)




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                              MID CAP        RUSSELL MIDCAP(R)
                         GROWTH PORTFOLIO       GROWTH INDEX
                         ----------------    -----------------
7/2/01                         10000               10000
                                9145                9174
                                6514                6660
                                9408                9505
                               11506               10976
                               13439               12304
                               14645               13615
                               16914               15170
12/31/08                        9337                8446







BENCHMARK PERFORMANCE                         ONE          FIVE           SINCE
                                             YEAR          YEARS        INCEPTION
----------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(4)           (44.32%)       (2.33%)        (2.23%)
Average Lipper Variable Products Mid Cap
Growth Portfolio(5)                         (45.24)        (2.50)         (3.05)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and since-inception periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.09% and -0.67% for Initial Class shares and -0.16% and -0.91% for Service Class shares for the five-year and since-inception periods, respectively.

3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Mid Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-240    MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $614.70         $3.33          $1,021.00         $4.17
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $613.90         $4.34          $1,019.80         $5.43
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-241

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Health Care Equipment & Supplies         7.8%
Aerospace & Defense                      7.6
Health Care Providers & Services         5.9
Life Sciences Tools & Services           4.6
Electronic Equipment & Instruments       4.1
Construction & Engineering               4.0
Software                                 3.9
Personal Products                        3.7
Commercial Services & Supplies           3.6
Biotechnology                            3.5
Specialty Retail                         3.5
IT Services                              3.3
Energy Equipment & Services              2.9
Internet Software & Services             2.8
Textiles, Apparel & Luxury Goods         2.7
Machinery                                2.6
Wireless Telecommunication Services      2.5
Diversified Consumer Services            2.4
Containers & Packaging                   2.3
Oil, Gas & Consumable Fuels              2.1
Electrical Equipment                     2.0
Household Products                       1.8
Communications Equipment                 1.6
Hotels, Restaurants & Leisure            1.5
Diversified Telecommunication
  Services                               1.1
Multiline Retail                         1.1
Electric Utilities                       1.0
Distributors                             0.9
Real Estate Investment Trusts            0.9
Capital Markets                          0.8
Chemicals                                0.7
Thrifts & Mortgage Finance               0.7
Computers & Peripherals                  0.6
Exchange Traded Fund                     1.6
Short-Term Investment                    9.1
Liabilities in Excess of Cash and
  Other Assets                          (1.2)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-245 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Alliant Techsystems, Inc.
    2.  Becton, Dickinson & Co.
    3.  L-3 Communications Holdings, Inc.
    4.  Chattem, Inc.
    5.  Cephalon, Inc.
    6.  Medco Health Solutions, Inc.
    7.  Fluor Corp.
    8.  Thermo Fisher Scientific, Inc.
    9.  St. Jude Medical, Inc.
   10.  Coach, Inc.







M-242    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Mid Cap Growth Portfolio returned -44.66% for Initial Class shares and -44.80% for Service Class shares. Both share classes outperformed the -45.24% return of the average Lipper(1) Variable Products Mid-Cap Growth Portfolio and underperformed the -44.32% return of the Russell Midcap(R) Growth Index(1) for the 12 months ended December 31, 2008. The Russell Midcap(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) GROWTH INDEX DURING 2008?

Among the factors that weighed on the Portfolio's performance in 2008 were the ongoing financial crisis here in the United States, a significant decline in consumer confidence, volatility in oil prices and the onset of a global recession. These factors hurt the performance of the Portfolio's energy, health care and industrial stocks relative to the Russell Midcap(R) Growth Index. Considerable pressure on the economy and a seemingly constant flow of bad news--particularly in these three sectors--made stock selection particularly challenging. In a rather unusual development, several subsectors in the energy sector decoupled from the price movement of oil, natural gas and coal, which led to the underperformance of select Portfolio holdings. This trading anomaly was just one of many unusual and counterintuitive trading patterns that emerged during the year.

WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During 2008, none of the sectors in the benchmark or the Portfolio provided positive returns. Nevertheless, some sectors did better than others. Although stocks in the consumer discretionary sector experienced substantial weakness over the course of the year, we maintained a significant underweight position in this sector throughout 2008, which led the consumer discretionary stocks in the Portfolio to outperform those in the Russell Midcap(R) Growth Index. The same was true in the utilities sector, which experienced weakness during the year but remained underweight in the Portfolio. The consumer staples sector remained fairly solid throughout most of the year. Investors turned to this defensive sector as they searched for a lower-risk alternative amid the financial and market turmoil. Strong stock selection enhanced the Portfolio's performance in consumer staples relative to the corresponding sector of the Russell Midcap(R) Growth Index.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH STOCKS DETRACTED THE MOST?

The three strongest contributors to the Portfolio's performance during the year were discount retailer Dollar Tree, security software company McAfee and private education provider Apollo Group. All three of these stocks posted positive returns during the portion of 2008 that they were held in the Portfolio.

The greatest detractors from the Portfolio's performance in 2008 were metal castings and components company Precision Castparts, international offshore drilling company Atwood Oceanics and silicon wafer maker MEMC Electronic Materials. All three of these stocks posted negative returns for the year.

DID THE PORTFOLIO MAKE ANY PURCHASES OR SALES DURING 2008?

During the year, we purchased Scotts Miracle-Gro, the world's largest marketer of branded lawn and garden products. The stock price looked attractive to us, particularly in light of a significant decline in


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies, and their securities may be more volatile and less liquid than the securities of larger companies. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth-stock underperformance, the Portfolio's performance may suffer. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-243
the cost of the company's largest commodity (urea) and reduced competition in the lawn and garden business. We also purchased Yum! Brands for the Portfolio. Yum! Brands owns and franchises familiar quick-service restaurants, including Pizza Hut, Taco Bell and Kentucky Fried Chicken. We purchased the stock based on progress in turning around KFC and on a relatively robust earnings growth outlook for 2009.

In mid-2008, we sold the Portfolio's position in Patriot Coal after coal prices peaked and began to contract on weakening demand. During the year, we also sold shares of teen retailer American Eagle Outfitters when spending trends among teens began to weaken.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING 2008?

During the year, we increased the Portfolio's weightings in consumer staples and telecommunications services, each by a significant margin. Both sectors offered defensive characteristics that we found attractive in a weakening economy. We significantly decreased the Portfolio's weightings relative to the Russell Midcap(R) Growth Index in energy, industrials and materials stocks. Stocks in these highly cyclical sectors tend to experience significant pressure whenever the economy weakens.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio held underweight positions in financials and consumer discretionary. Both positions helped the Portfolio's performance relative to the Russell Midcap(R) Growth Index. On the same date, the Portfolio was overweight in health care and industrials. These overweight positions detracted from the Portfolio's performance relative to its benchmark in 2008.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Mid Cap Growth Portfolio on this page and the preceding pages has not been audited.


M-244    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 90.5%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 7.6%
 v  Alliant Techsystems, Inc.
  (a)                                     69,700   $   5,977,472
 v  L-3 Communications
  Holdings, Inc.                          63,800       4,707,164
Precision Castparts Corp.                 54,400       3,235,712
                                                   -------------
                                                      13,920,348
                                                   -------------

BIOTECHNOLOGY 3.5%
Alexion Pharmaceuticals, Inc.
  (a)                                     25,900         937,321
 v  Cephalon, Inc. (a)                    58,500       4,506,840
United Therapeutics Corp. (a)             16,300       1,019,565
                                                   -------------
                                                       6,463,726
                                                   -------------

CAPITAL MARKETS 0.8%
Affiliated Managers Group,
  Inc. (a)                                32,850       1,377,072
                                                   -------------


CHEMICALS 0.7%
Scotts Miracle-Gro Co. (The)
  Class A                                 41,400       1,230,408
                                                   -------------


COMMERCIAL SERVICES & SUPPLIES 3.6%
Copart, Inc. (a)                          47,200       1,283,368
Covanta Holding Corp. (a)                 60,800       1,335,168
Iron Mountain, Inc. (a)                  106,600       2,636,218
Stericycle, Inc. (a)                      24,700       1,286,376
                                                   -------------
                                                       6,541,130
                                                   -------------

COMMUNICATIONS EQUIPMENT 1.6%
Harris Corp.                              79,300       3,017,365
                                                   -------------


COMPUTERS & PERIPHERALS 0.6%
Logitech International S.A.
  (a)                                     65,300       1,017,374
                                                   -------------


CONSTRUCTION & ENGINEERING 4.0%
 v  Fluor Corp.                           90,800       4,074,196
Quanta Services, Inc. (a)                167,400       3,314,520
                                                   -------------
                                                       7,388,716
                                                   -------------

CONTAINERS & PACKAGING 2.3%
Crown Holdings, Inc. (a)                 170,600       3,275,520
Owens-Illinois, Inc. (a)                  36,600       1,000,278
                                                   -------------
                                                       4,275,798
                                                   -------------

DISTRIBUTORS 0.9%
LKQ Corp. (a)                            143,900       1,677,874
                                                   -------------


DIVERSIFIED CONSUMER SERVICES 2.4%
Apollo Group, Inc. Class A
  (a)                                     25,600       1,961,472
Capella Education Co. (a)                 41,600       2,444,416
                                                   -------------
                                                       4,405,888
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
NTELOS Holdings Corp.                     82,300       2,029,518
                                                   -------------


ELECTRIC UTILITIES 1.0%
DPL, Inc.                                 76,900       1,756,396
                                                   -------------


ELECTRICAL EQUIPMENT 2.0%
General Cable Corp. (a)                   28,700         507,703
Roper Industries, Inc.                    72,600       3,151,566
                                                   -------------
                                                       3,659,269
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 4.1%
Amphenol Corp. Class A                   130,400       3,126,992
Anixter International, Inc.
  (a)                                     65,400       1,969,848
Avnet, Inc. (a)                          127,100       2,314,491
                                                   -------------
                                                       7,411,331
                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.9%
Atwood Oceanics, Inc. (a)                103,700       1,584,536
National Oilwell Varco, Inc.
  (a)                                     94,000       2,297,360
Weatherford International,
  Ltd. (a)                               133,800       1,447,716
                                                   -------------
                                                       5,329,612
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 7.8%
 v  Becton, Dickinson & Co.               70,700       4,835,173
C.R. Bard, Inc.                           36,500       3,075,490
Hologic, Inc. (a)                         59,844         782,161
Hospira, Inc. (a)                         77,900       2,089,278
 v  St. Jude Medical, Inc.
  (a)                                    105,700       3,483,872
                                                   -------------
                                                      14,265,974
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 5.9%
Coventry Health Care, Inc.
  (a)                                     38,550         573,624
DaVita, Inc. (a)                          52,800       2,617,296
Henry Schein, Inc. (a)                    90,900       3,335,121
 v  Medco Health Solutions,
  Inc. (a)                               101,500       4,253,865
                                                   -------------
                                                      10,779,906
                                                   -------------

HOTELS, RESTAURANTS & LEISURE 1.5%
WMS Industries, Inc. (a)                  33,600         903,840
Yum! Brands, Inc.                         58,100       1,830,150
                                                   -------------
                                                       2,733,990
                                                   -------------

HOUSEHOLD PRODUCTS 1.8%
Church & Dwight Co., Inc.                 44,100       2,474,892
Energizer Holdings, Inc. (a)              16,200         877,068
                                                   -------------
                                                       3,351,960
                                                   -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-245


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES 2.8%
Akamai Technologies, Inc. (a)            144,700   $   2,183,523
Equinix, Inc. (a)                         55,000       2,925,450
                                                   -------------
                                                       5,108,973
                                                   -------------

IT SERVICES 3.3%
Alliance Data Systems Corp.
  (a)                                     56,300       2,619,639
Fiserv, Inc. (a)                          61,900       2,251,303
NeuStar, Inc. Class A (a)                 57,500       1,099,975
                                                   -------------
                                                       5,970,917
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 4.6%
ICON PLC, Sponsored ADR
  (a)(b)                                  30,700         604,483
Millipore Corp. (a)                       53,400       2,751,168
Pharmaceutical Product
  Development, Inc.                       33,500         971,835
 v  Thermo Fisher Scientific,
  Inc. (a)                               118,800       4,047,516
                                                   -------------
                                                       8,375,002
                                                   -------------


MACHINERY 2.6%
Actuant Corp. Class A                    138,400       2,632,368
Joy Global, Inc.                          95,600       2,188,284
                                                   -------------
                                                       4,820,652
                                                   -------------

MULTILINE RETAIL 1.1%
Kohl's Corp. (a)                          54,100       1,958,420
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 2.1%
Newfield Exploration Co. (a)             126,100       2,490,475
Peabody Energy Corp.                      58,800       1,337,700
                                                   -------------
                                                       3,828,175
                                                   -------------

PERSONAL PRODUCTS 3.7%
Avon Products, Inc.                       88,100       2,117,043
 v  Chattem, Inc. (a)                     64,000       4,577,920
                                                   -------------
                                                       6,694,963
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Digital Realty Trust, Inc.                52,400       1,721,340
                                                   -------------


SOFTWARE 3.9%
Autodesk, Inc. (a)                       104,300       2,049,495
FactSet Research Systems,
  Inc.                                    36,700       1,623,608
McAfee, Inc. (a)                          57,100       1,973,947
MICROS Systems, Inc. (a)                  90,600       1,478,592
                                                   -------------
                                                       7,125,642
                                                   -------------

SPECIALTY RETAIL 3.5%
AutoZone, Inc. (a)                        11,600       1,617,852
Guess?, Inc.                             119,700       1,837,395
PetSmart, Inc.                            99,800       1,841,310
Urban Outfitters, Inc. (a)                73,000       1,093,540
                                                   -------------
                                                       6,390,097
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 2.7%
 v  Coach, Inc. (a)                      161,100       3,346,047
Phillips-Van Heusen Corp.                 79,300       1,596,309
                                                   -------------
                                                       4,942,356
                                                   -------------

THRIFTS & MORTGAGE FINANCE 0.7%
New York Community Bancorp,
  Inc.                                   100,600       1,203,176
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES 2.5%
American Tower Corp. Class A
  (a)                                     64,100       1,879,412
SBA Communications Corp.
  Class A (a)                            167,400       2,731,968
                                                   -------------
                                                       4,611,380
                                                   -------------
Total Common Stocks
  (Cost $213,484,543)                                165,384,748
                                                   -------------



EXCHANGE TRADED FUND 1.6% (C)
----------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                              90,600       2,837,592
                                                   -------------
Total Exchange Traded Fund
  (Cost $4,420,458)                                    2,837,592
                                                   -------------


                                       PRINCIPAL
                                          AMOUNT

SHORT-TERM INVESTMENT 9.1%
----------------------------------------------------------------

REPURCHASE AGREEMENT 9.1%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $16,606,667
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 2/12/09,
  with a Principal Amount of
  $16,940,000 and a
  Market Value of
  $16,940,000)                       $16,606,658      16,606,658
                                                   -------------
Total Short-Term Investments
  (Cost $16,606,658)                                  16,606,658
                                                   -------------
Total Investments
  (Cost $234,511,659) (d)                  101.2%    184,828,998
Liabilities in Excess of
  Cash and Other Assets                     (1.2)     (2,187,996)
                                           -----    ------------
Net Assets                                 100.0%  $ 182,641,002
                                           =====   =============






(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.



M-246    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)  At December 31, 2008, cost is
     $235,663,589 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $  4,162,578
Gross unrealized depreciation       (54,997,169)
                                   ------------
Net unrealized depreciation        $(50,834,591)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                  INVESTMENTS IN
VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices              $168,222,340
Level 2--Other Significant
  Observable Inputs                   16,606,658
Level 3--Significant
  Unobservable Inputs                         --
                                    ------------
Total                               $184,828,998
                                    ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-247

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $234,511,659)     $184,828,998
Receivables:
  Dividends and interest                   88,764
  Fund shares sold                         25,287
Other assets                                  811
                                     ------------
     Total assets                     184,943,860
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       1,964,463
  Fund shares redeemed                    120,375
  Manager (See Note 3)                    117,603
  Shareholder communication                41,462
  Professional fees                        26,406
  NYLIFE Distributors (See Note 3)         22,434
  Custodian                                 5,087
  Directors                                   935
Accrued expenses                            4,093
                                     ------------
     Total liabilities                  2,302,858
                                     ------------
Net assets                           $182,641,002
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    246,487
Additional paid-in capital            238,673,726
                                     ------------
                                      238,920,213
Accumulated net investment income          17,292
Accumulated net realized loss on
  investments                          (6,613,842)
Net unrealized depreciation on
  investments                         (49,682,661)
                                     ------------
Net assets                           $182,641,002
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 77,905,080
                                     ============
Shares of capital stock outstanding    10,409,758
                                     ============
Net asset value per share
  outstanding                        $       7.48
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $104,735,922
                                     ============
Shares of capital stock outstanding    14,238,947
                                     ============
Net asset value per share
  outstanding                        $       7.36
                                     ============







M-248    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   1,095,439
  Interest                                 313,021
  Income from securities loaned-
     net                                   294,842
                                     -------------
     Total income                        1,703,302
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,177,049
  Distribution and
     service--Service Class
     (See Note 3)                          400,766
  Professional fees                         66,927
  Shareholder communication                 58,555
  Custodian                                 12,908
  Directors                                 12,450
  Miscellaneous                             22,970
                                     -------------
     Total expenses                      2,751,625
                                     -------------
Net investment loss                     (1,048,323)
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (6,595,027)
Net change in unrealized
  appreciation on investments         (152,131,047)
                                     -------------
Net realized and unrealized loss
  on Investments                      (158,726,074)
                                     -------------
Net decrease in net assets
  resulting from operations          $(159,774,397)
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-249

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $  (1,048,323)  $      1,481
 Net realized gain (loss) on
  investments                     (6,595,027)    28,260,202
 Net change in unrealized
  appreciation on investments   (152,131,047)    23,286,544
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (159,774,397)    51,548,227
                               ----------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
    Initial Class                (12,163,526)   (12,122,863)
    Service Class                (15,825,320)   (13,940,414)
                               -------------   ------------
 Total distributions to
  shareholders                   (27,988,846)   (26,063,277)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          24,630,285     53,486,030
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       27,988,846     26,063,277
 Cost of shares redeemed         (68,275,499)   (58,548,885)
                               -------------   ------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (15,656,368)    21,000,422
                               -------------   ------------
    Net increase (decrease)
     in net assets              (203,419,611)    46,485,372

NET ASSETS:
Beginning of year                386,060,613    339,575,241
                               ----------------------------
End of year                    $ 182,641,002   $386,060,613
                               ============================
Accumulated net investment
 income at end of year         $      17,292   $         --
                               ============================








M-250    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-251

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                            -------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------

                              2008       2007        2006        2005        2004
Net asset value at
  beginning of year         $ 15.78    $  14.58    $  13.59    $  11.61    $   9.47
                            -------    --------    --------    --------    --------
Net investment income
  (loss)                      (0.03)       0.02        0.00 ++    (0.03)(a)   (0.03)(a)
Net realized and
  unrealized gain (loss)
  on investments              (6.97)       2.31        1.25        2.02        2.17
                            -------    --------    --------    --------    --------
Total from investment
  operations                  (7.00)       2.33        1.25        1.99        2.14
                            -------    --------    --------    --------    --------
Less distributions:
  From net realized gain
     on investments           (1.30)      (1.13)      (0.26)      (0.01)         --
                            -------    --------    --------    --------    --------
Net asset value at end of
  year                      $  7.48    $  15.78    $  14.58    $  13.59    $  11.61
                            =======    ========    ========    ========    ========
Total investment return      (44.66%)     15.79%       9.24%      17.10% (b)  22.61%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                   (0.22%)      0.14%       0.01%      (0.21%)     (0.32%)
  Net expenses                 0.81%       0.80%       0.82%       0.79%       0.88%
  Expenses (before
     reimbursement)            0.81%       0.80%       0.82%       0.81%       0.88%
Portfolio turnover rate          39%         46%         51%         26%         50%
Net assets at end of year
  (in 000's)                $77,905    $177,799    $173,108    $163,514    $127,345




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-252    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           SERVICE CLASS
      -------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
      -------------------------------------------------------

        2008        2007        2006        2005        2004

      $  15.59    $  14.45    $  13.50    $  11.56    $  9.45
      --------    --------    --------    --------    -------
         (0.05)      (0.02)      (0.03)      (0.06)(a)  (0.05)(a)
         (6.88)       2.29        1.24        2.01       2.16
      --------    --------    --------    --------    -------
         (6.93)       2.27        1.21        1.95       2.11
      --------    --------    --------    --------    -------

         (1.30)      (1.13)      (0.26)      (0.01)        --
      --------    --------    --------    --------    -------
      $   7.36    $  15.59    $  14.45    $  13.50    $ 11.56
      ========    ========    ========    ========    =======
        (44.80%)     15.50%       8.97%      16.80%(b)  22.30%

         (0.47%)     (0.13%)     (0.24%)     (0.46%)    (0.57%)
          1.06%       1.05%       1.07%       1.04%      1.13%
          1.06%       1.05%       1.07%       1.06%      1.13%
            39%         46%         51%         26%        50%
      $104,736    $208,261    $166,468    $133,317    $69,651




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-253

MAINSTAY VP MID CAP VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                            SINCE
AVERAGE ANNUAL                                  ONE          FIVE       INCEPTION(2)
TOTAL RETURNS                                  YEAR        YEARS(2)       (7/2/01)
------------------------------------------------------------------------------------
After Portfolio operating expenses            (32.46%)       (1.10%)        0.42%




                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                     MID CAP        RUSSELL MIDCAP(R)
                                 VALUE PORTFOLIO       VALUE INDEX
                                 ---------------    -----------------
7/2/01                                10000               10000
                                       9897                9909
                                       8455                8953
                                      10904               12362
                                      12817               15292
                                      13548               17226
                                      15452               20708
                                      15275               20414
12/31/08                              10317               12566






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

                                                                            SINCE
AVERAGE ANNUAL                                  ONE          FIVE       INCEPTION(2)
TOTAL RETURNS                                  YEAR        YEARS(2)       (7/2/01)
------------------------------------------------------------------------------------
After Portfolio operating expenses            (32.63%)       (1.35%)        0.17%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP
                             MID CAP        RUSSELL MIDCAP(R)
                         VALUE PORTFOLIO       VALUE INDEX
                         ---------------    -----------------
7/2/01                        10000               10000
                               9885                9909
                               8424                8953
                              10837               12362
                              12706               15292
                              13396               17226
                              15241               20708
                              15029               20414
12/31/08                      10125               12566







BENCHMARK PERFORMANCE                           ONE          FIVE          SINCE
                                               YEAR          YEARS       INCEPTION
----------------------------------------------------------------------------------
Russell Midcap(R) Value Index(4)              (38.44%)        0.33%        3.09%
Average Lipper Variable Products Mid-Cap
Value Portfolio(5)                            (38.72)        (1.58)        1.63



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and since-inception periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -1.11% and 0.41% for Initial Class shares and -1.35% and 0.16% for Service Class shares for the five-year and since-inception periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Mid-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap value funds typically have below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-254    MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $738.50         $3.36          $1,021.30         $3.91
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $737.60         $4.46          $1,020.00         $5.18
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-255

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Insurance                                7.8%
Specialty Retail                         5.8
Food Products                            5.7
Pharmaceuticals                          5.5
Health Care Providers & Services         5.2
Metals & Mining                          4.6
Multi-Utilities                          4.6
Oil, Gas & Consumable Fuels              4.4
Electric Utilities                       4.3
IT Services                              4.0
Commercial Banks                         3.5
Electronic Equipment & Instruments       3.5
Real Estate Investment Trusts            3.2
Capital Markets                          3.1
Commercial Services & Supplies           2.9
Energy Equipment & Services              2.8
Food & Staples Retailing                 2.6
Thrifts & Mortgage Finance               2.4
Aerospace & Defense                      2.1
Diversified Telecommunication
  Services                               2.1
Media                                    1.9
Beverages                                1.8
Electrical Equipment                     1.8
Containers & Packaging                   1.5
Gas Utilities                            1.4
Chemicals                                1.3
Communications Equipment                 1.2
Machinery                                1.2
Trading Companies & Distributors         0.9
Airlines                                 0.8
Office Electronics                       0.6
Road & Rail                              0.5
Exchange Traded Fund                     1.0
Short-Term Investment                    4.1
Liabilities in Excess of Cash and
  Other Assets                          (0.1)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-259 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Aspen Insurance Holdings, Ltd.
    2.  Teva Pharmaceutical Industries, Ltd.,
        Sponsored ADR
    3.  Kroger Co. (The)
    4.  PartnerRe, Ltd.
    5.  Quest Diagnostics, Inc.
    6.  NewAlliance Bancshares, Inc.
    7.  Corn Products International, Inc.
    8.  Nucor Corp.
    9.  Affiliated Computer Services, Inc. Class
        A
   10.  Raytheon Co.







M-256    MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS RICHARD A. ROSEN AND MARK T. SPELLMAN OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Mid Cap Value Portfolio returned -32.46% for Initial Class shares and -32.63% for Service Class shares. Both share classes outperformed the -38.72% return of the average Lipper(1) Variable Products Mid-Cap Value Portfolio and the -38.44% return of the Russell Midcap(R) Value Index(1) for the 12 months ended December 31, 2008. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH SECTORS WERE PARTICULARLY WEAK?

All sectors posted negative absolute returns during 2008. Even so, some sectors performed better than others. The Portfolio's holdings in consumer discretionary, consumer staples, materials and information technology were the strongest contributors to the Portfolio's performance relative to the Russell Midcap(R) Value Index in 2008. Positions in financials and utilities were the weakest contributors to the Portfolio's performance relative to its benchmark.

IN 2008, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Although positive contributors were few and far between in 2008, the Portfolio had good results from domestic steel manufacturer Nucor. We initially purchased the shares in January 2008 and sold them in April at a substantial gain. We reinitiated the position in August after a major sell-off from our previous sale price and continued to purchase Nucor shares as they declined throughout the month. Although the new positions declined somewhat through the end of the year, we continued to hold them.

Generic drug manufacturer Barr Pharmaceuticals also contributed positively to the Portfolio's performance, when the company agreed to be acquired by rival Teva Pharmaceutical Industries. The shares rose substantially from the beginning of the year through the time we sold the entire position in early August.

Houston-based property and casualty insurance company HCC Insurance Holdings also helped the Portfolio's performance. We initiated a position in HCC Insurance Holdings in May 2008, and the shares rose through year-end.

Property and casualty insurer Hartford Financial was one of the stocks that detracted from the Portfolio's performance in 2008. The Portfolio purchased the company's shares in January, but Hartford Financial faced major liquidity worries and later received a dilutive capital infusion from an outside investor. The shares declined substantially before we sold them in late October.

Life and mortgage insurer Genworth Financial also declined substantially before we sold the Portfolio's position in September. Investors were concerned about the company's mortgage insurance unit, which faced increasing losses that might affect the company's capital requirements. We reduced the position a number of times throughout the year to soften the negative impact. In September, we sold the remainder of the Portfolio's position in the stock.

Coventry Health Care is a health care insurance company whose shares declined substantially during the year, with the bulk of the drop-off following the announcement of disappointing earnings results in October. Since we felt that the market's reaction was excessive, the Portfolio continues to hold shares of Coventry Health Care.

ASIDE FROM THOSE ALREADY MENTIONED, WERE THERE OTHER NOTABLE PURCHASES AND SALES IN 2008?

The Portfolio initiated a number of new positions during the year, including generic drug manufacturer Watson Pharmaceuticals, drug and health care supply distributor Cardinal Health and discount retailer TJX.

During 2008, the Portfolio eliminated various positions that reached the respective price targets we had set, including mining equipment manufacturer Joy Global, banking company PNC Financial Services Group and railroad operator CSX.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. Mid-cap companies are generally less established than larger companies, and their stocks may be more volatile and less liquid than the securities of larger companies. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-257

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio held overweight positions in health care, technology and energy. On the same date, the Portfolio held underweight positions in the financials, utilities and consumer discretionary sectors.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Mid Cap Value Portfolio on this page and the preceding pages has not been audited.


M-258    MainStay VP Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS  DECEMBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 95.0%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.1%
 v  Raytheon Co.                         106,300   $   5,425,552
                                                   -------------


AIRLINES 0.8%
Delta Air Lines, Inc. (a)                176,375       2,021,257
                                                   -------------


BEVERAGES 1.8%
Constellation Brands, Inc.
  Class A (a)                            295,000       4,652,150
                                                   -------------


CAPITAL MARKETS 3.1%
Ameriprise Financial, Inc.                62,300       1,455,328
Investment Technology Group,
  Inc. (a)                               227,600       5,171,072
Northern Trust Corp.                      28,200       1,470,348
                                                   -------------
                                                       8,096,748
                                                   -------------

CHEMICALS 1.3%
Arch Chemicals, Inc.                      52,000       1,355,640
Olin Corp.                               117,975       2,132,988
                                                   -------------
                                                       3,488,628
                                                   -------------

COMMERCIAL BANKS 3.5%
Fifth Third Bancorp                      161,800       1,336,468
KeyCorp                                  353,900       3,015,228
Marshall & Ilsley Corp.                  230,773       3,147,744
Wilmington Trust Corp.                    73,800       1,641,312
                                                   -------------
                                                       9,140,752
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES 2.9%
Avery Dennison Corp.                      76,600       2,507,118
Pitney Bowes, Inc.                       200,600       5,111,288
                                                   -------------
                                                       7,618,406
                                                   -------------

COMMUNICATIONS EQUIPMENT 1.2%
Emulex Corp. (a)                         428,700       2,992,326
                                                   -------------


CONTAINERS & PACKAGING 1.5%
Ball Corp.                                95,900       3,988,481
                                                   -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 2.1%
Embarq Corp.                             150,600       5,415,576
                                                   -------------


ELECTRIC UTILITIES 4.3%
American Electric Power Co.,
  Inc.                                    72,200       2,402,816
Edison International                     120,300       3,864,036
Pepco Holdings, Inc.                     278,200       4,940,832
                                                   -------------
                                                      11,207,684
                                                   -------------

ELECTRICAL EQUIPMENT 1.8%
Rockwell Automation, Inc.                146,400       4,719,936
                                                   -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 3.5%
Avnet, Inc. (a)                          184,600       3,361,566
Ingram Micro, Inc. Class A
  (a)                                    201,600       2,699,424
Molex, Inc. Class A                      243,400       3,152,030
                                                   -------------
                                                       9,213,020
                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.8%
Baker Hughes, Inc.                        32,100       1,029,447
Diamond Offshore Drilling,
  Inc.                                    30,600       1,803,564
Tidewater, Inc.                          108,700       4,377,349
                                                   -------------
                                                       7,210,360
                                                   -------------

FOOD & STAPLES RETAILING 2.6%
 v  Kroger Co. (The)                     259,800       6,861,318
                                                   -------------


FOOD PRODUCTS 5.7%
ConAgra Foods, Inc.                      242,100       3,994,650
 v  Corn Products
  International, Inc.                    208,200       6,006,570
General Mills, Inc.                       29,100       1,767,825
J.M. Smucker Co. (The)                    72,000       3,121,920
                                                   -------------
                                                      14,890,965
                                                   -------------

GAS UTILITIES 1.4%
AGL Resources, Inc.                      115,700       3,627,195
                                                   -------------


HEALTH CARE PROVIDERS & SERVICES 5.2%
Cardinal Health, Inc.                     87,700       3,023,019
Coventry Health Care, Inc.
  (a)                                    154,400       2,297,472
Humana, Inc. (a)                          47,000       1,752,160
 v  Quest Diagnostics, Inc.              121,600       6,312,256
                                                   -------------
                                                      13,384,907
                                                   -------------

INSURANCE 7.8%
 v  Aspen Insurance Holdings,
  Ltd.                                   290,800       7,051,900
HCC Insurance Holdings, Inc.             193,000       5,162,750
Lincoln National Corp.                    78,900       1,486,476
 v  PartnerRe, Ltd.                       91,000       6,485,570
                                                   -------------
                                                      20,186,696
                                                   -------------

IT SERVICES 4.0%
 v  Affiliated Computer
  Services, Inc. Class A (a)             121,300       5,573,735
Computer Sciences Corp. (a)              134,600       4,729,844
                                                   -------------
                                                      10,303,579
                                                   -------------

MACHINERY 1.2%
Pentair, Inc.                             73,600       1,742,112
Timken Co. (The)                          66,900       1,313,247
                                                   -------------
                                                       3,055,359
                                                   -------------

MEDIA 1.9%
Cablevision Systems Corp.
  Class A                                296,900       4,999,796
                                                   -------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-259


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 4.6%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      81,600   $   1,994,304
 v  Nucor Corp.                          124,000       5,728,800
Yamana Gold, Inc.                        556,900       4,299,268
                                                   -------------
                                                      12,022,372
                                                   -------------

MULTI-UTILITIES 4.6%
Ameren Corp.                             128,600       4,277,236
CenterPoint Energy, Inc.                 243,900       3,078,018
PG&E Corp.                               120,094       4,648,839
                                                   -------------
                                                      12,004,093
                                                   -------------

OFFICE ELECTRONICS 0.6%
Xerox Corp.                              203,200       1,619,504
                                                   -------------



OIL, GAS & CONSUMABLE FUELS 4.4%
Frontier Oil Corp.                       244,000       3,081,720
Hess Corp.                                75,100       4,028,364
Spectra Energy Corp.                     274,000       4,312,760
                                                   -------------
                                                      11,422,844
                                                   -------------

PHARMACEUTICALS 5.5%
Forest Laboratories, Inc. (a)            184,600       4,701,762
 v  Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                164,900       7,019,793
Watson Pharmaceuticals, Inc.
  (a)                                    101,300       2,691,541
                                                   -------------
                                                      14,413,096
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 3.2%
Boston Properties, Inc.                   19,800       1,089,000
Equity Residential                        32,300         963,186
Highwoods Properties, Inc.               155,600       4,257,216
Public Storage                            17,600       1,399,200
Vornado Realty Trust                      10,000         603,500
                                                   -------------
                                                       8,312,102
                                                   -------------

ROAD & RAIL 0.5%
Werner Enterprises, Inc.                  67,600       1,172,184
                                                   -------------


SPECIALTY RETAIL 5.8%
American Eagle Outfitters,
  Inc.                                   242,600       2,270,736
Bed Bath & Beyond, Inc. (a)              103,200       2,623,344
Gap, Inc. (The)                          353,600       4,734,704
TJX Cos., Inc.                           151,600       3,118,412
Tractor Supply Co. (a)                    67,100       2,424,994
                                                   -------------
                                                      15,172,190
                                                   -------------

THRIFTS & MORTGAGE FINANCE 2.4%
 v   NewAlliance Bancshares,
  Inc.                                   462,900       6,096,393
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.9%
WESCO International, Inc. (a)            118,100       2,271,063
                                                   -------------
Total Common Stocks
  (Cost $317,925,633)                                247,006,532
                                                   -------------

EXCHANGE TRADED FUND 1.0% (C)
----------------------------------------------------------------
KBW Regional Banking ETF                  93,500       2,726,460
                                                   -------------
Total Exchange Traded Fund
  (Cost $3,480,217)                                    2,726,460
                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 4.1%
----------------------------------------------------------------

REPURCHASE AGREEMENT 4.1%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $10,557,599 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $10,770,000 and a
  Market Value of
  $10,770,000)                       $10,557,593      10,557,593
                                                   -------------
Total Short-Term Investment
  (Cost $10,557,593)                                  10,557,593
                                                   -------------
Total Investments
  (Cost $331,963,443) (d)                  100.1%    260,290,585
Liabilities in Excess of
  Cash and Other Assets                     (0.1)       (198,132)
                                           -----    ------------
Net Assets                                 100.0%  $ 260,092,453
                                           =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At December 31, 2008, cost is
     $333,685,614 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 12,532,625
Gross unrealized depreciation       (85,927,654)
                                   ------------
Net unrealized depreciation        $(73,395,029)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                     INVESTMENTS IN
VALUATION INPUTS                         SECURITIES
Level 1--Quoted Prices                 $249,732,992
Level 2--Other Significant
  Observable Inputs                      10,557,593
Level 3--Significant Unobservable
  Inputs                                         --
                                       ------------
Total                                  $260,290,585
                                       ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-260    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $331,963,443)     $260,290,585
Receivables:
  Dividends and interest                  383,246
  Investment securities sold              216,988
  Fund shares sold                          8,972
Other assets                                1,006
                                     ------------
  Total assets                        260,900,797
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         382,407
  Manager (See Note 3)                    153,882
  Fund shares redeemed                    143,456
  Shareholder communication                59,589
  Professional fees                        31,954
  NYLIFE Distributors (See Note 3)         25,080
  Custodian                                 5,414
  Directors                                 1,243
Accrued expenses                            5,319
                                     ------------
  Total liabilities                       808,344
                                     ------------
Net assets                           $260,092,453
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    397,488
Additional paid-in capital            393,540,045
                                     ------------
                                      393,937,533
Accumulated undistributed net
  investment income                     5,876,133
Accumulated net realized loss on
  investments and written option
  transactions                        (68,048,355)
Net unrealized depreciation on
  investments                         (71,672,858)
                                     ------------
Net assets                           $260,092,453
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $141,082,825
                                     ============
Shares of capital stock outstanding    21,519,550
                                     ============
Net asset value per share
  outstanding                        $       6.56
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $119,009,628
                                     ============
Shares of capital stock outstanding    18,229,273
                                     ============
Net asset value per share
  outstanding                        $       6.53
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-261

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   8,619,384
  Income from securities
     loaned--net                           247,700
  Interest                                 224,432
                                     -------------
     Total income                        9,091,516
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,555,235
  Distribution and
     service--Service Class
     (See Note 3)                          411,280
  Professional fees                         81,654
  Shareholder communication                 72,718
  Directors                                 15,294
  Custodian                                 14,337
  Miscellaneous                             28,015
                                     -------------
     Total expenses                      3,178,533
                                     -------------
Net investment income                    5,912,983
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (68,275,988)
  Written option transactions              226,496
                                     -------------
Net realized loss on investments
  and written option transactions      (68,049,492)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions                (73,100,319)
  Writen option contracts                  (65,998)
  Translation of other assets and
     liabilities in foreign
     currencies                             (1,002)
                                     -------------
Net change in unrealized
  appreciation on investments,
  written options and foreign
  currency transactions                (73,167,319)
                                     -------------
Net realized and unrealized loss
  on investments and written
  option transactions                 (141,216,811)
                                     -------------
Net decrease in net assets
  resulting from operations          $(135,303,828)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $145,425.



M-262    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007




                                        2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $   5,912,983   $  5,386,530
 Net realized gain (loss) on
  investments and written
  option transactions            (68,049,492)    51,098,045
 Net change in unrealized
  appreciation on
  investments, written
  options and foreign
  currency transactions          (73,167,319)   (61,613,532)
                               ----------------------------
 Net decrease in net assets
  resulting from operations     (135,303,828)    (5,128,957)
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                 (3,229,949)    (2,771,749)
    Service Class                 (2,191,347)    (1,751,223)
                               ----------------------------
                                  (5,421,296)    (4,522,972)
                               ----------------------------
 From net realized gain on
  investments:
    Initial Class                (27,548,532)   (22,527,751)
    Service Class                (23,158,086)   (17,707,465)
                               ----------------------------
                                 (50,706,618)   (40,235,216)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (56,127,914)   (44,758,188)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          15,762,932     44,116,812
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               56,127,914     44,758,188
 Cost of shares redeemed         (73,958,012)   (62,589,665)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 (2,067,166)    26,285,335
                               ----------------------------
    Net decrease in net
     assets                     (193,498,908)   (23,601,810)

NET ASSETS:
Beginning of year                453,591,361    477,193,171
                               ----------------------------
End of year                    $ 260,092,453   $453,591,361
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   5,876,133   $  5,384,468
                               ============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-263

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INITIAL CLASS
                            -------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------

                              2008         2007        2006        2005            2004

Net asset value at
  beginning of year         $  12.43     $  13.87    $  12.33    $  12.31        $  10.65
                            --------     --------    --------    --------        --------
Net investment income           0.19         0.18        0.15        0.11 (a)        0.10
Net realized and
  unrealized gain (loss)
  on investments               (4.27)       (0.27)       1.58        0.60            1.77
                            --------     --------    --------    --------        --------
Total from investment
  operations                   (4.08)       (0.09)       1.73        0.71            1.87
                            --------     --------    --------    --------        --------
Less dividends and
  distributions:
  From net investment
     income                    (0.19)       (0.15)      (0.01)      (0.10)          (0.10)
  From net realized gain
     on investments            (1.60)       (1.20)      (0.18)      (0.59)          (0.11)
                            --------     --------    --------    --------        --------
Total dividends and
  distributions                (1.79)       (1.35)      (0.19)      (0.69)          (0.21)
                            --------     --------    --------    --------        --------
Net asset value at end of
  year                      $   6.56     $  12.43    $  13.87    $  12.33        $  12.31
                            ========     ========    ========    ========        ========
Total investment return       (32.46%)      (1.14%)     14.05%       5.70%(b)(c)    17.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.73%        1.19%       1.09%       0.89%           1.08%
  Net expenses                  0.76%        0.75%       0.76%       0.72%           0.81%
  Expenses (before waiver)      0.76%        0.75%       0.76%       0.75%           0.81%
Portfolio turnover rate           57%          48%         52%         37%             29%
Net assets at end of year
  (in 000's)                $141,083     $252,067    $285,826    $279,251        $255,129




(a)  Per share data based on average shares outstanding during the year.
(b) The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than one-hundredth of a percent.
(c) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-264    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   SERVICE CLASS
      -----------------------------------------------------------------------
                              YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------------

        2008            2007            2006            2005            2004

      $  12.37        $  13.81        $  12.29        $  12.29        $ 10.64
      --------        --------        --------        --------        -------
          0.15            0.12            0.11            0.08 (a)       0.08
         (4.24)          (0.24)           1.59            0.58           1.76
      --------        --------        --------        --------        -------
         (4.09)          (0.12)           1.70            0.66           1.84
      --------        --------        --------        --------        -------

         (0.15)          (0.12)             --           (0.07)         (0.08)
         (1.60)          (1.20)          (0.18)          (0.59)         (0.11)
      --------        --------        --------        --------        -------
         (1.75)          (1.32)          (0.18)          (0.66)         (0.19)
      --------        --------        --------        --------        -------
      $   6.53        $  12.37        $  13.81        $  12.29        $ 12.29
      ========        ========        ========        ========        =======
        (32.63%)         (1.39%)         13.77%           5.43%(b)(c)   17.25%

          1.49%           0.95%           0.85%           0.64%          0.83%
          1.01%           1.00%           1.01%           0.97%          1.06%
          1.01%           1.00%           1.01%           1.00%          1.06%
            57%             48%             52%             37%            29%
      $119,010        $201,524        $191,368        $150,474        $79,813




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-265

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                 ONE     INCEPTION
TOTAL RETURNS                 YEAR     (2/13/06)
------------------------------------------------
After Portfolio operating
  expenses                   (25.18%)    (3.80%)




                                            (After Portfolio operating expenses)

                           MAINSTAY VP        BARCLAYS CAPITAL
                       MODERATE ALLOCATION     AGGREGATE BOND     MSCI EAFE(R)    S&P 500(R)
                            PORTFOLIO               INDEX             INDEX          INDEX
                       -------------------    ----------------    ------------    ----------
2/13/2006                     10000                 10000             10000          10000
                              10993                 10457             12152          11386
                              11953                 11185             13509          12012
12/31/2008                     8943                 11771              7649           7568






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                 ONE     INCEPTION
TOTAL RETURNS                 YEAR     (2/13/06)
------------------------------------------------
After Portfolio operating
  expenses                   (25.38%)    (4.04%)




                                            (After Portfolio operating expenses)

                             MAINSTAY VP        BARCLAYS CAPITAL
                         MODERATE ALLOCATION     AGGREGATE BOND     MSCI EAFE(R)    S&P 500(R)
                              PORTFOLIO               INDEX             INDEX          INDEX
                         -------------------    ----------------    ------------    ----------
2/13/2006                       10000                 10000             10000          10000
                                10969                 10457             12152          11386
                                11897                 11185             13509          12012
12/31/2008                       8877                 11771              7649           7568







 BENCHMARK PERFORMANCE                          ONE          SINCE
                                               YEAR        INCEPTION
--------------------------------------------------------------------
S&P 500(R) Index(2)                           (37.00%)       (9.20%)
MSCI EAFE(R) Index(2)                         (43.38)        (8.86)
Barclays Capital U.S. Aggregate Bond
Index(2)                                        5.24          5.80
Average Lipper Variable Products Mixed-
Asset Target Allocation Moderate
Portfolio(3)                                  (25.34)        (4.83)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-266    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $796.60         $0.32          $1,024.80         $ 0.36
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $795.40         $1.44          $1,023.50         $1.63
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.07% for Initial Class and 0.32% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-267

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               39.4
Current Income                                  34.8
Total Return                                    22.6
Capital Appreciation                             3.1
Cash and Other Assets, Less Liabilities          0.1





See Portfolio of Investments on page M-272 for specific holdings within these categories.



M-268    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Moderate Allocation Portfolio returned -25.18% for Initial Class shares and -25.38% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the -25.34% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Moderate Portfolio over the same period. Both share classes outperformed the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

Performance in the fixed-income portion of the Portfolio, which contains Underlying Portfolios/Funds that invest in high-yield and floating-rate debt instruments, trailed the performance of the Portfolio's fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index(2) (formerly the Lehman Brothers(R) Aggregate Bond Index), which contains only investment-grade debt. On the whole, high-yield and floating-rate debt fared dramatically worse than investment-grade bonds during 2008. The Portfolio outperformed the S&P 500(R) Index, in part because it invested in Underlying Fixed Income Portfolios/Funds, which generally outperformed Underlying Equity Portfolios/Funds during the year. The S&P 500(R) Index does not contain fixed-income securities.

DURING 2008, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolio/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2008, these techniques proved modestly successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2008?

During 2008, the Portfolio made its first investments in Underlying Portfolios/Funds that employ a 130/30 strategy, which typically allows the portfolio managers of the Underlying Portfolios/Funds to pursue a larger set of opportunities through a certain amount of short selling of securities that the portfolio managers of the Underlying Portfolios/Funds believe to be overpriced. During the year, however, regulatory authorities in several countries enacted temporary rules prohibiting the short-selling of certain stocks. Among the Portfolio's more substantial moves was a shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund in the second quarter of 2008. This move was also among the more successful, as the latter Underlying Portfolio/Fund has outperformed the former by a significant margin since the investment was made.

The Portfolio's investment in MainStay 130/30 Core Fund also performed better than an investment in its long-only counterpart would have. But a similar investment involving MainStay 130/30 Growth Fund had little impact on the Portfolio's performance, as returns for that Underlying Portfolio/Fund were not materially different from those of its long-only counterparts. An investment in the MainStay 130/30 International Fund was mildly disappointing, as the performance of this Underlying Portfolio/Fund was slightly below that of its benchmark.

Also, the Portfolio entered the reporting period with a bias toward Underlying Portfolios/Funds that invest

----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

NOT ALL MAINSTAY VP PORTFOLIOS AND/OR SHARE CLASSES ARE AVAILABLE UNDER ALL POLICIES.

                                                mainstayinvestments.com    M-269
in growth stocks. This bias was gradually unwound during the first half of 2008. The timing on that decision was good, as the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS DURING 2008 AND WHICH HAD THE WEAKEST?

All Underlying Equity Portfolios/Funds in which the Portfolio invested generated substantial negative returns in 2008. MainStay VP International Equity Portfolio provided the least negative performance, which was surprising, since international stocks in general fared quite poorly relative to domestic issues. MainStay 130/30 Core Fund was the next-best performing Underlying Portfolio/Fund in which the Portfolio consistently maintained a position.

At the opposite end of the spectrum, MainStay 130/30 International Fund had the weakest return among the Portfolio's holdings during 2008, followed by MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Despite negative absolute performance, MainStay VP Common Stock Portfolio made the most substantial positive contribution to the Portfolio's performance relative to the S&P 500(R) Index. Ironically, that same Underlying Portfolio/Fund was among the larger detractors from absolute performance because of the comparatively large size of the Portfolio's position. MainStay VP Large Cap Growth Portfolio made sizable negative contributions to both absolute and relative performance.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING 2008?

Distress in the housing market led to large losses in bank portfolios and liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of widening credit spreads.(3) Government securities (excluding inflation-adjusted instruments) were the only debt instruments that fared especially well during 2008, although investment-grade debt also managed to generate positive returns. A position in MainStay VP Bond Portfolio added to the Portfolio's return during the year, but positions in MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund all detracted from absolute performance.

As defaults rose, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Portfolio's position in MainStay VP Floating Rate Portfolio.

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Portfolio's fixed-income allocations during 2008. First was the shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund, discussed above. Second, we shifted some assets out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to shorten the duration of the fixed-income portion of the Portfolio slightly.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH ONES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

The Underlying Portfolio that contributed most positively to the Portfolio's return was the MainStay VP Bond Portfolio. MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio were the two greatest detractors from the Portfolio's fixed-income performance.



----------
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-270    MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH AT LEAST APRIL 30, 2009, AS DISCUSSED IN NOTE 11.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


Information about MainStay VP Moderate Allocation Portfolio on this page and the preceding pages has not been audited.


                                                mainstayinvestments.com    M-271

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
-------------------------------------------------------------

EQUITY FUNDS 60.7%
MainStay 130/30 Core Fund
  Class I (a)                       1,809,369   $  10,421,965
MainStay 130/30 Growth Fund
  Class I (a)(b)                    1,240,453       7,814,854
MainStay 130/30 International
  Fund Class I (a)(b)               1,427,460       7,494,162
MainStay Growth Equity Fund
  Class I (a)                       1,092,975       8,557,995
MainStay ICAP Equity Fund
  Class I                             815,324      20,505,407
MainStay ICAP International
  Fund Class I                        481,344      10,965,020
MainStay MAP Fund Class I             432,157       9,338,905
MainStay VP Common Stock
  Portfolio Initial Class (a)       3,320,782      40,041,349
MainStay VP ICAP Select Equity
  Portfolio Initial Class           2,425,669      20,407,450
MainStay VP International
  Equity Portfolio Initial
  Class                             1,064,429      12,029,022
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       3,481,531      32,011,157
MainStay Value Fund Class I
  (a)                                 230,786       2,799,435
                                                -------------
                                                  182,386,721
                                                -------------

FIXED INCOME FUNDS  39.2%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,152,291       9,172,236
MainStay Institutional Bond
  Fund Class I                      1,370,480      13,197,725
MainStay VP Bond Portfolio
  Initial Class (a)                 5,403,251      74,691,505
MainStay VP Floating Rate
  Portfolio Initial Class (a)       2,128,969      14,754,026
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                       879,817       5,983,919
                                                -------------
                                                  117,799,411
                                                -------------
Total Investments
  (Cost $397,580,321) (c)                99.9%    300,186,132
Cash and Other Assets,
  Less Liabilities                        0.1         174,794
                                        -----    ------------
Net Assets                              100.0%  $ 300,360,926
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At December 31, 2008, cost is
     $399,391,062 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $         --
Gross unrealized depreciation       (99,204,930)
                                   ------------
Net unrealized depreciation        $(99,204,930)
                                   ============





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                     INVESTMENTS IN
VALUATION INPUTS                         SECURITIES
Level 1--Quoted Prices                $ 300,186,132
Level 2--Other Significant
  Observable Inputs                              --
Level 3--Significant Unobservable
  Inputs                                         --
                                       ------------
Total                                 $ 300,186,132
                                       ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-272    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $397,580,321)                 $300,186,132
Cash                                      302,501
Receivables:
  Fund shares sold                        355,872
Other assets                                  724
                                     ------------
     Total assets                     300,845,229
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         300,994
  NYLIFE Distributors (See Note 3)         62,336
  Shareholder communication                55,561
  Fund shares redeemed                     26,896
  Professional fees                        23,940
  Custodian                                10,042
  Directors                                 1,221
Accrued expenses                            3,313
                                     ------------
     Total liabilities                    484,303
                                     ------------
Net assets                           $300,360,926
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    362,850
Additional paid-in capital            390,097,475
                                     ------------
                                      390,460,325
Accumulated undistributed net
  investment income                     9,818,073
Accumulated net realized loss on
  investments                          (2,523,283)
Net unrealized depreciation on
  investments                         (97,394,189)
                                     ------------
Net assets                           $300,360,926
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 12,681,336
                                     ============
Shares of capital stock outstanding     1,528,020
                                     ============
Net asset value per share
  outstanding                        $       8.30
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $287,679,590
                                     ============
Shares of capital stock outstanding    34,757,019
                                     ============
Net asset value per share
  outstanding                        $       8.28
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-273

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $   8,092,637
  Interest                                   3,397
                                     -------------
     Total income                        8,096,034
                                     -------------
EXPENSES:
  Distribution and
     service--Service Class
     (See Note 3)                          770,843
  Shareholder communication                 76,205
  Professional fees                         61,381
  Custodian                                 17,254
  Directors                                 12,432
  Miscellaneous                             17,935
                                     -------------
     Total expenses                        956,050
                                     -------------
Net investment income                    7,139,984
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                       (8,900,769)
  Capital gain distributions from
     affiliated investment
     companies                           9,953,472
                                     -------------
Net realized gain on investments
  from affiliated investment
  companies                              1,052,703
                                     -------------
Net change in unrealized
  appreciation on investments         (103,519,057)
                                     -------------
Net realized and unrealized loss
  on investments                      (102,466,354)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (95,326,370)
                                     =============







M-274    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   7,139,984   $  4,879,950
 Net realized gain from
  affiliated investment
  companies                        1,052,703     11,392,634
 Net change in unrealized
  appreciation on investments   (103,519,057)      (259,270)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (95,326,370)    16,013,314
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                    (55,782)      (251,970)
    Service Class                   (764,780)    (5,519,091)
                               ----------------------------
                                    (820,562)    (5,771,061)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                   (181,795)      (236,136)
    Service Class                 (4,153,218)    (5,649,715)
                               ----------------------------
                                  (4,335,013)    (5,885,851)
                               ----------------------------
 Total dividends and
 distributions to
    shareholders                  (5,155,575)   (11,656,912)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         143,456,587    158,164,389
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                5,155,575     11,656,912
 Cost of shares redeemed         (41,666,841)   (18,615,041)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          106,945,321    151,206,260
                               ----------------------------
    Net increase in net
     assets                        6,463,376    155,562,662

NET ASSETS:
Beginning of year                293,897,550    138,334,888
                               ----------------------------
End of year                    $ 300,360,926   $293,897,550
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   9,818,073   $    820,555
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-275

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INITIAL CLASS
                                   ----------------------------------
                                                         FEBRUARY 13,
                                                            2006**
                                       YEAR ENDED           THROUGH
                                      DECEMBER 31,       DECEMBER 31,
                                   ----------------------------------------

                                     2008       2007         2006

Net asset value at beginning of
  period                           $ 11.32    $ 10.86       $10.00
                                   -------    -------       ------
Net investment income                 0.21       0.22         0.18 (a)
Net realized and unrealized gain
  (loss) on investments              (3.06)      0.74         0.82
                                   -------    -------       ------
Total from investment operations     (2.85)      0.96         1.00
                                   -------    -------       ------
Less dividends and distributions:
  From net investment income         (0.04)     (0.26)       (0.11)
  From net realized gain on
     investments                     (0.13)     (0.24)       (0.03)
                                   -------    -------       ------
Total dividends and distributions    (0.17)     (0.50)       (0.14)
                                   -------    -------       ------
Net asset value at end of period   $  8.30    $ 11.32       $10.86
                                   =======    =======       ======
Total investment return             (25.18%)     8.73%        9.93%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               2.56%      2.50%        1.96%++
  Net expenses (c)                    0.06%      0.06%        0.15%++
  Expenses (before reimbursement)
     (c)                              0.06%      0.07%        0.15%++
Portfolio turnover rate                 46%        10%          62%
Net assets at end of period (in
  000's)                           $12,681    $11,750       $5,370




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-276    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                  SERVICE CLASS
      ------------------------------------
                              FEBRUARY 13,
                                 2006**
       YEAR ENDED DECEMBER       THROUGH
               31,            DECEMBER 31,
      ------------------------------------

        2008        2007          2006

      $  11.30    $  10.85      $  10.00
      --------    --------      --------
          0.19        0.20          0.14 (a)
         (3.06)       0.72          0.83
      --------    --------      --------
         (2.87)       0.92          0.97
      --------    --------      --------

         (0.02)      (0.23)        (0.09)
         (0.13)      (0.24)        (0.03)
      --------    --------      --------
         (0.15)      (0.47)        (0.12)
      --------    --------      --------
      $   8.28    $  11.30      $  10.85
      ========    ========      ========
        (25.38%)      8.46%         9.69%(b)

          2.21%       2.29%         1.55%++
          0.31%       0.31%         0.40%++
          0.31%       0.32%         0.40%++
            46%         10%           62%
      $287,680    $282,148      $132,965




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-277

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses            (32.49%)      (6.39%)




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                            MAINSTAY VP                                      BARCLAYS CAPITAL
                          MODERATE GROWTH      S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                       ALLOCATION PORTFOLIO       INDEX          INDEX             INDEX
                       --------------------    ----------    ------------    ----------------
2/13/2006                      10000              10000          10000             10000
                               11192              11386          12152             10457
                               12245              12012          13509             11185
12/31/2008                      8266               7568           7649             11771






SERVICE CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                             SINCE
AVERAGE ANNUAL                                  ONE        INCEPTION
TOTAL RETURNS                                  YEAR        (2/13/06)
--------------------------------------------------------------------
After Portfolio operating expenses            (32.65%)      (6.61%)




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                              MAINSTAY VP                                      BARCLAYS CAPITAL
                            MODERATE GROWTH      S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                         ALLOCATION PORTFOLIO       INDEX          INDEX             INDEX
                         --------------------    ----------    ------------    ----------------
2/13/2006                        10000              10000          10000             10000
                                 11169              11386          12152             10457
                                 12188              12012          13509             11185
12/31/2008                        8209               7568           7649             11771







 BENCHMARK
PERFORMANCE                 ONE          SINCE
                           YEAR        INCEPTION
------------------------------------------------
S&P 500(R) Index(2)         (37.00%)      (9.20%)
MSCI EAFE(R)
Index(2)                    (43.38)       (8.86)
Barclays Capital
U.S. Aggregate Bond
Index(2)                      5.24         5.80
Average Lipper
Variable Products
Mixed-Asset Target
Allocation Growth
Portfolio(3)                (29.60)       (6.41)



1. Performance tables and graphs do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.


2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-278    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $734.00         $0.31          $1,024.80         $0.36
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $733.20         $1.39          $1,023.50         $1.63
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.07% for Initial Class and 0.32% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-279

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Growth of Capital                               53.9
Total Return                                    25.5
Current Income                                  18.1
Capital Appreciation                             2.4
Cash and Other Assets Less Liabilities           0.1





See Portfolio of Investments on page M-284 for specific holdings within these categories.



M-280    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Moderate Growth Allocation Portfolio returned -32.49% for Initial Class shares and -32.65% for Service Class shares. Both share classes underperformed the -29.60% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio over the same period. Both share classes outperformed the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

Performance in the fixed-income portion of the Portfolio, which contains Underlying Portfolios/Funds that invest in high-yield and floating-rate debt instruments, trailed the performance of the Portfolio's fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index(2) (formerly the Lehman Brothers(R) Aggregate Bond Index), which contains only investment-grade debt. On the whole, high-yield and floating-rate debt fared dramatically worse than investment-grade bonds during 2008. The Portfolio outperformed the S&P 500(R) Index, in part because it invested in Underlying Fixed Income Portfolios/Funds, which generally outperformed Underlying Equity Portfolios/Funds during the year. The S&P 500(R) Index does not contain fixed-income securities.

DURING 2008, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During 2008, these techniques proved modestly successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING 2008?

During 2008, the Portfolio made its first investments in Underlying Portfolios/Funds that employ a 130/30 strategy, which typically allows the portfolio managers of the Underlying Portfolios/Funds to pursue a larger set of opportunities through a certain amount of short selling of securities that the portfolio managers of the Underlying Portfolios/Funds believe to be overpriced. During the year, however, regulatory authorities in several countries enacted temporary rules prohibiting the short-selling of certain stocks. Among the Portfolio's more substantial moves was a shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund in the second quarter of 2008. This move was also among the more successful, as the latter Underlying Portfolio/Fund has outperformed the former by a significant margin since the investment was made.

The Portfolio's investment in MainStay 130/30 Core Fund also performed better than an investment in its long-only counterpart would have. But a similar investment involving MainStay 130/30 Growth Fund had little impact on the Portfolio's performance, as returns for that Underlying Portfolio/Fund were not materially different from those of its long-only counterparts. An investment in the MainStay 130/30 International Fund was mildly disappointing, as the performance of this Underlying Portfolio/Fund was slightly below that of its benchmark.

Also, the Portfolio entered the reporting period with a bias toward Underlying Portfolios/Funds that invest

----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

THE DISCLOSURE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-281
in growth stocks. This bias was gradually unwound during the first half of 2008. The timing on that decision was good, as the market's preference for growth stocks gave way to a preference for value stocks as the reporting period progressed.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS DURING 2008 AND WHICH HAD THE WEAKEST?

All Underlying Equity Portfolios/Funds in which the Portfolio invested generated substantial negative returns in 2008. MainStay VP International Equity Portfolio provided the least negative performance, which was surprising, since international stocks in general fared quite poorly relative to domestic issues. MainStay 130/30 Core Fund was the next-best performing Underlying Portfolio/Fund in which the Portfolio consistently maintained a position.

At the opposite end of the spectrum, MainStay 130/30 International Fund had the weakest return among the Portfolio's holdings during 2008, followed by MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund.

WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

Despite negative absolute performance, MainStay VP Common Stock Portfolio made the most substantial positive contribution to the Portfolio's performance relative to the S&P 500(R) Index. Ironically, that same Underlying Portfolio/Fund was among the larger detractors from absolute performance because of the comparatively large size of the Portfolio's position. MainStay VP Large Cap Growth Portfolio made sizable negative contributions to both absolute and relative performance.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING 2008?

Distress in the housing market led to large losses in bank portfolios and liquidity issues for many types of debt instruments. These forces, which ultimately precipitated the economy's decline, were also the root cause of widening credit spreads.(3) Government securities (excluding inflation-adjusted instruments) were the only debt instruments that fared especially well during 2008, although investment-grade debt also managed to generate positive returns. A position in MainStay VP Bond Portfolio added to the Portfolio's return during the year, but positions in MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund all detracted from absolute performance.

As defaults rose, the lowest-grade corporate borrowers underperformed. Bank loans also performed poorly when banks were forced to deleverage by selling otherwise healthy loans. These developments hurt the Portfolio's position in MainStay VP Floating Rate Portfolio.

HOW DID THE PORTFOLIO ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

We made two noteworthy changes to the Portfolio's fixed-income allocations during 2008. First was the shift from MainStay VP High Yield Corporate Bond Portfolio to MainStay 130/30 High Yield Fund, discussed above. Second, we shifted some assets out of MainStay VP Bond Portfolio into MainStay Institutional Bond Fund. Our motive was to take advantage of widened spreads available on commercial and residential mortgage-backed securities and to shorten the duration of the fixed-income portion of the Portfolio slightly.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH ONES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

The Underlying Portfolio that contributed most positively to the Portfolio's return was the MainStay VP Bond Portfolio. MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio were the two greatest detractors from the Portfolio's fixed-income performance.



----------

3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Moderate Growth Allocation Portfolio on this page and the preceding pages has not been audited.


M-282    MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH AT LEAST APRIL 30, 2009, AS DISCUSSED IN NOTE 11.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Information about MainStay VP Moderate Growth Allocation Portfolio on this page and the preceding pages has not been audited.


                                                mainstayinvestments.com    M-283

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                      SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
------------------------------------------------------------
EQUITY FUNDS  80.3%
MainStay 130/30 Core Fund
  Class I (a)                      2,351,982   $  13,547,417
MainStay 130/30 Growth Fund
  Class I (a)(b)                   1,388,431       8,747,116
MainStay 130/30 International
  Fund Class I (a)(b)              2,220,288      11,656,510
MainStay Growth Equity Fund
  Class I (a)                      1,759,343      13,775,659
MainStay ICAP Equity Fund
  Class I                          1,070,590      26,925,333
MainStay ICAP International
  Fund Class I                       766,088      17,451,478
MainStay MAP Fund Class I            356,242       7,698,383
MainStay VP Common Stock
  Portfolio Initial Class (a)      4,449,783      53,654,632
MainStay VP ICAP Select Equity
  Portfolio Initial Class (a)      3,192,932      26,862,522
MainStay VP International
  Equity Portfolio Initial
  Class (a)                        1,718,966      19,425,888
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)      4,904,015      45,090,279
MainStay VP Mid Cap Core
  Portfolio Initial Class            586,930       4,149,019
MainStay VP S&P 500 Index
  Portfolio Initial Class             36,920         677,580
MainStay Value Fund Class I
  (a)                                306,637       3,719,507
                                               -------------
                                                 253,381,323
                                               -------------

FIXED INCOME FUNDS  19.6%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,233,086       9,815,363
MainStay Institutional Bond
  Fund Class I                       472,464       4,549,828
MainStay VP Bond Portfolio
  Initial Class (a)                1,858,113      25,685,513
MainStay VP Floating Rate
  Portfolio Initial Class (a)      2,229,708      15,452,158
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                      926,054       6,298,392
                                               -------------
                                                  61,801,254
                                               -------------
Total Investments
  (Cost $460,468,471)(c)                99.9%    315,182,577
Cash and Other Assets,
  Less Liabilities                       0.1         249,001
                                       -----    ------------
Net Assets                             100.0%  $ 315,431,578
                                       =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At December 31, 2008, cost is
     $462,077,343 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation     $          --
Gross unrealized depreciation      (146,894,766)
                                  -------------
Net unrealized depreciation       $(146,894,766)
                                  =============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                      SECURITIES

Level 1--Quoted Prices               $315,182,577
Level 2--Other Significant
  Observable inputs                            --
Level 3--Significant Unobservable
  inputs                                       --
                                     ------------
Total                                $315,182,577
                                     ============




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-284    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $460,468,471)                 $ 315,182,577
Cash                                       644,229
Receivables:
  Fund shares sold                         471,408
Other assets                                   859
                                     -------------
     Total assets                      316,299,073
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          677,958
  NYLIFE Distributors (See Note 3)          63,080
  Shareholder communication                 61,172
  Fund shares redeemed                      25,940
  Professional fees                         24,571
  Custodian                                  9,513
  Directors                                  1,349
Accrued expenses                             3,912
                                     -------------
     Total liabilities                     867,495
                                     -------------
Net assets                           $ 315,431,578
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     418,719
Additional paid-in capital             451,758,195
                                     -------------
                                       452,176,914
Accumulated undistributed net
  investment income                      9,750,846
Accumulated net realized loss on
  investments                           (1,210,288)
Net unrealized depreciation on
  investments                         (145,285,894)
                                     -------------
Net assets                           $ 315,431,578
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  21,524,604
                                     =============
Shares of capital stock outstanding      2,852,120
                                     =============
Net asset value per share
  outstanding                        $        7.55
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 293,906,974
                                     =============
Shares of capital stock outstanding     39,019,817
                                     =============
Net asset value per share
  outstanding                        $        7.53
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-285

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $   6,931,370
  Interest                                   2,655
                                     -------------
     Total income                        6,934,025
                                     -------------
EXPENSES:
  Distribution and
     service--Service Class
     (See Note 3)                          857,693
  Shareholder communication                 84,504
  Professional fees                         66,976
  Custodian                                 16,130
  Directors                                 14,503
  Miscellaneous                             20,911
                                     -------------
     Total expenses                      1,060,717
                                     -------------
Net investment income                    5,873,308
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (10,468,198)
  Capital gain distributions from
     affiliated investment
     companies                          13,987,269
                                     -------------
Net realized gain on investments
  from affiliated investment
  companies                              3,519,071
                                     -------------
Net change in unrealized
  appreciation on investments         (151,894,384)
                                     -------------
Net realized and unrealized loss
  on investments                      (148,375,313)
                                     -------------
Net decrease in net assets
  resulting from operations          $(142,502,005)
                                     =============






M-286    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   5,873,308   $  4,229,143
 Net realized gain from
  affiliated investment
  companies                        3,519,071     19,214,375
 Net change in unrealized
  appreciation on investments   (151,894,384)    (1,864,708)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (142,502,005)    21,578,810
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                   (156,487)      (378,690)
    Service Class                 (1,558,362)    (5,397,316)
                               ----------------------------
                                  (1,714,849)    (5,776,006)
                               ----------------------------
 From net realized gain on
  investments:
    Initial Class                   (417,048)      (641,371)
    Service Class                 (5,858,541)   (10,224,431)
                               ----------------------------
                                  (6,275,589)   (10,865,802)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                    (7,990,438)   (16,641,808)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         131,479,266    186,234,208
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                7,990,438     16,641,808
 Cost of shares redeemed         (39,005,050)   (16,575,681)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          100,464,654    186,300,335
                               ----------------------------
    Net increase (decrease)
     in net assets               (50,027,789)   191,237,337

NET ASSETS:
Beginning of year                365,459,367    174,222,030
                               ----------------------------
End of year                    $ 315,431,578   $365,459,367
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   9,750,846   $  1,714,821
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-287

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INITIAL CLASS
                                   ----------------------------------
                                                         FEBRUARY 13,
                                                            2006**
                                       YEAR ENDED           THROUGH
                                      DECEMBER 31,       DECEMBER 31,

                                   ----------------------------------
                                     2008       2007         2006
Net asset value at beginning of
  period                           $ 11.51    $ 11.04       $ 10.00
                                   -------    -------       -------
Net investment income                 0.18 (a)   0.17          0.16 (a)
Net realized and unrealized gain
  (loss) on investments              (3.92)      0.88          1.03
                                   -------    -------       -------
Total from investment operations     (3.74)      1.05          1.19
                                   -------    -------       -------
Less dividends and distributions:
  From net investment income         (0.06)     (0.22)        (0.10)
  From net realized gain on
     investments                     (0.16)     (0.36)        (0.05)
                                   -------    -------       -------
Total dividends and distributions    (0.22)     (0.58)        (0.15)
                                   -------    -------       -------
Net asset value at end of period   $  7.55    $ 11.51       $ 11.04
                                   =======    =======       =======
Total investment return             (32.49%)     9.40%        11.92%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               1.83%      1.78%         1.70%++
  Net expenses (c)                    0.06%      0.05%         0.13%++
  Expenses (before waiver) (c)        0.06%      0.07%         0.13%++
Portfolio turnover rate                 43%        15%           46%
Net assets at end of period (in
  000's)                           $21,525    $21,772       $10,468




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-288    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                  SERVICE CLASS
      ------------------------------------
                              FEBRUARY 13,
                                 2006**
       YEAR ENDED DECEMBER       THROUGH
               31,            DECEMBER 31,
      ------------------------------------

        2008        2007          2006

      $  11.49    $  11.03      $  10.00
      --------    --------      --------
          0.16 (a)    0.14          0.13(a)
         (3.92)       0.87          1.04
      --------    --------      --------
         (3.76)       1.01          1.17
      --------    --------      --------

         (0.04)      (0.19)        (0.09)
         (0.16)      (0.36)        (0.05)
      --------    --------      --------
         (0.20)      (0.55)        (0.14)
      --------    --------      --------
      $   7.53    $  11.49      $  11.03
      ========    ========      ========
        (32.65%)      9.13%        11.69%(b)

          1.59%       1.54%         1.39%++
          0.31%       0.30%         0.38%++
          0.31%       0.32%         0.38%++
            43%         15%           46%
      $293,907    $343,687      $163,754




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-289

MAINSTAY VP S&P 500 INDEX PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE        FIVE         TEN
TOTAL RETURNS                  YEAR      YEARS(2)    YEARS(2)
-------------------------------------------------------------
After Portfolio operating
  expenses                   (37.01%)     (2.40%)     (1.62%)




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                    MAINSTAY VP
                                      S&P 500        S&P 500(R)
                                  INDEX PORTFOLIO       INDEX
                                  ---------------    ----------
12/31/98                               10000            10000
                                       12070            12104
                                       10945            11002
                                        9619             9694
                                        7483             7552
                                        9592             9718
                                       10598            10776
                                       11104            11305
                                       12820            13091
                                       13489            13810
12/31/08                                8497             8700






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE        FIVE         TEN
TOTAL RETURNS                  YEAR      YEARS(2)    YEARS(2)
-------------------------------------------------------------
After Portfolio operating
  expenses                   (37.17%)     (2.65%)     (1.86%)




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                MAINSTAY VP
                  S&P 500        S&P 500(R)
              INDEX PORTFOLIO       INDEX
              ---------------    ----------
12/31/98           10000            10000
                   12040            12104
                   10891            11002
                    9548             9694
                    7409             7552
                    9475             9718
                   10443            10776
                   10910            11305
                   12564            13091
                   13188            13810
12/31/08            8286             8700







 BENCHMARK PERFORMANCE                ONE          FIVE           TEN
                                     YEAR          YEARS         YEARS
------------------------------------------------------------------------------
S&P 500(R) Index(4)                 (37.00%)       (2.19%)       (1.38%)
Average Lipper Variable
Products S&P 500 Index
Objective Portfolio(5)              (37.20)        (2.54)        (1.73)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -2.45% and -1.64% for Initial Class shares and -2.67% and -1.88% for Service Class shares for the five-year and ten-year periods, respectively.

3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of passively managed limited-expense (management fee no higher than 0.50%) portfolios designed to replicate the performance of the S&P 500(R) Index on a reinvested basis. Lipper Inc. is an independent monitor of fund performance.




M-290    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $715.60         $1.34          $1,023.60         $1.58
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $714.70         $2.41          $1,022.30         $2.85
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.31% for Initial Class and 0.56% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period and does not take into account the Portfolio's voluntary management fee waiver.


                                                mainstayinvestments.com    M-291

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Oil, Gas & Consumable Fuels             11.5%
Pharmaceuticals                          7.8
Computers & Peripherals                  4.1
Software                                 3.6
Diversified Telecommunication
  Services                               3.5
Diversified Financial Services           3.3
Food & Staples Retailing                 3.2
Commercial Banks                         3.1
Household Products                       3.1
Industrial Conglomerates                 2.8
Aerospace & Defense                      2.7
Insurance                                2.6
Beverages                                2.5
Communications Equipment                 2.5
Media                                    2.5
Electric Utilities                       2.4
Capital Markets                          2.3
Biotechnology                            2.1
Health Care Equipment & Supplies         2.1
Health Care Providers & Services         2.1
Semiconductors & Semiconductor
  Equipment                              2.1
Food Products                            1.8
Tobacco                                  1.8
Chemicals                                1.7
Specialty Retail                         1.7
Machinery                                1.6
Energy Equipment & Services              1.5
Hotels, Restaurants & Leisure            1.5
Internet Software & Services             1.4
Multi-Utilities                          1.4
Air Freight & Logistics                  1.1
IT Services                              1.0
Road & Rail                              1.0
Real Estate Investment Trusts            0.9
Metals & Mining                          0.7
Multiline Retail                         0.7
Commercial Services & Supplies           0.6
Consumer Finance                         0.5
Electrical Equipment                     0.5
Household Durables                       0.4
Textiles, Apparel & Luxury Goods         0.4
Electronic Equipment & Instruments       0.3
Life Sciences Tools & Services           0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Diversified Consumer Services            0.2
Internet & Catalog Retail                0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Professional Services                    0.2
Thrifts & Mortgage Finance               0.2
Wireless Telecommunication Services      0.2
Airlines                                 0.1
Automobiles                              0.1
Building Products                        0.1
Construction Materials                   0.1
Distributors                             0.1
Gas Utilities                            0.1
Independent Power Producers & Energy
  Traders                                0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Trading Companies & Distributors         0.1
Health Care Technology                   0.0++
Real Estate Management & Development     0.0++
Short-Term Investments                   2.4
Liabilities in Excess of Cash and
  Other Assets                          (0.1)
                                       -----
                                       100.0%
                                       =====



++ Less than one-tenth of a percent.

See Portfolio of Investments on page M-295 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  Procter & Gamble Co. (The)
    3.  General Electric Co.
    4.  AT&T, Inc.
    5.  Johnson & Johnson
    6.  Chevron Corp.
    7.  Microsoft Corp.
    8.  Wal-Mart Stores, Inc.
    9.  Pfizer, Inc.
   10.  JPMorgan Chase & Co.







M-292    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP S&P 500 Index Portfolio returned -37.01% for Initial Class shares and -37.17% for Service Class shares. Over the same period, both share classes outperformed the -37.20% return of the average Lipper(2) Variable Products S&P 500 Objective Portfolio. Both share classes underperformed the -37.00% return of the S&P 500(R) Index, the Portfolio's broad-based securities-market index for the 12 months ended December 31, 2008.

WHICH S&P 500(R) INDEX SECTORS HAD THE HIGHEST TOTAL RETURNS DURING 2008 AND WHICH SECTORS HAD THE LOWEST TOTAL RETURNS?

On the basis of total return, the strongest-performing S&P 500(R) sectors in 2008 were consumer staples, health care and utilities. Unfortunately, all of these sectors had negative total returns. The sectors with the lowest total returns for the year were financials, materials and information technology.

DURING 2008, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the greatest positive contributions to the Portfolio's performance during 2008 were utilities, telecommunication services and materials. All three sectors, however, had negative total returns. Over the same period, the sectors that made the weakest contributions to the Portfolio's performance were financials, information technology and industrials.

WHICH STOCKS IN THE S&P 500(R) HAD THE HIGHEST TOTAL RETURNS IN 2008 AND WHICH S&P 500(R) STOCKS HAD THE LOWEST TOTAL RETURNS?

On the basis of total return, the S&P 500(R) stocks with the strongest performance in 2008 included discount retailer Family Dollar Stores, food products company Wm. Wrigley Jr. Co. and beverage company Anheuser-Busch.

On the basis of total return, the S&P 500(R) stocks with the weakest performance for the year were investment banking firm Lehman Brothers and mortgage finance providers Washington Mutual and Fannie Mae.

WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the stocks that made the greatest positive contributions to the Portfolio's performance during 2008 were Wal-Mart Stores, Anheuser-Busch and Amgen. Over the same period, the stocks that made the weakest contributions to the Portfolio's performance were General Electric, American International Group and Microsoft.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 14.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-293

WERE THERE ANY NOTABLE CHANGES TO THE S&P 500(R) INDEX DURING 2008?

During the year, there were 37 additions to and 37 deletions from the S&P 500(R) Index. Significant additions to the Index included MasterCard and Southwestern Energy. Transocean Inc. was deleted from the Index when the company changed its place of incorporation to Switzerland and its name to Transocean Ltd., rendering it ineligible for continued inclusion in the S&P 500(R) Index. Anheuser-Busch was acquired and, as a result, was also deleted from the Index.




----------


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP S&P 500 Index Portfolio on this page and the preceding pages has not been audited.


M-294    MainStay VP S&P 500 Index Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008




                                    SHARES         VALUE
COMMON STOCKS 97.7%+
---------------------------------------------------------

AEROSPACE & DEFENSE 2.7%
Boeing Co. (The)                    73,705   $  3,144,992
General Dynamics Corp.              39,209      2,258,046
Goodrich Corp.                      12,381        458,345
Honeywell International, Inc.       73,046      2,398,100
L-3 Communications Holdings,
  Inc.                              12,009        886,024
Lockheed Martin Corp.               33,414      2,809,449
Northrop Grumman Corp.              32,882      1,481,005
Precision Castparts Corp.           13,952        829,865
Raytheon Co.                        41,841      2,135,565
Rockwell Collins, Inc.              16,051        627,434
United Technologies Corp.           95,608      5,124,589
                                             ------------
                                               22,153,414
                                             ------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide, Inc.       17,018        936,501
Expeditors International of
  Washington, Inc.                  21,508        715,571
FedEx Corp.                         31,303      2,008,087
United Parcel Service, Inc.
  Class B                          100,091      5,521,020
                                             ------------
                                                9,181,179
                                             ------------

AIRLINES 0.1%
Southwest Airlines Co.              73,181        630,820
                                             ------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                         24,441        145,913
Johnson Controls, Inc.              59,300      1,076,888
                                             ------------
                                                1,222,801
                                             ------------

AUTOMOBILES 0.1%
Ford Motor Co. (a)                 240,259        550,193
General Motors Corp.                61,397        196,470
Harley-Davidson, Inc.               23,641        401,188
                                             ------------
                                                1,147,851
                                             ------------

BEVERAGES 2.5%
Brown-Forman Corp. Class B           9,842        506,764
Coca-Cola Co. (The)                200,109      9,058,934
Coca-Cola Enterprises, Inc.         31,823        382,831
Constellation Brands, Inc.
  Class A (a)                       19,501        307,531
Dr. Pepper Snapple Group,
  Inc. (a)                          25,247        410,264
Molson Coors Brewing Co.
  Class B                           15,118        739,572
Pepsi Bottling Group, Inc.
  (The)                             13,531        304,583
PepsiCo, Inc.                      156,205      8,555,348
                                             ------------
                                               20,265,827
                                             ------------

BIOTECHNOLOGY 2.1%
Amgen, Inc. (a)                    106,561      6,153,898
Biogen Idec, Inc. (a)               29,266      1,393,939
Celgene Corp. (a)                   46,082      2,547,413
Cephalon, Inc. (a)                   6,816        525,105
Genzyme Corp. (a)                   27,207      1,805,728
Gilead Sciences, Inc. (a)           92,520      4,731,473
                                             ------------
                                               17,157,556
                                             ------------

BUILDING PRODUCTS 0.1%
Masco Corp.                         37,186        413,880
                                             ------------


CAPITAL MARKETS 2.3%
American Capital Strategies,
  Ltd.                              19,942         64,612
Ameriprise Financial, Inc.          22,189        518,335
Bank of New York Mellon Corp.
  (The)                            115,416      3,269,735
Charles Schwab Corp. (The)          94,109      1,521,743
E*TRADE Financial Corp. (a)         53,917         62,005
Federated Investors, Inc.
  Class B                            8,651        146,721
Franklin Resources, Inc.            15,282        974,686
Goldman Sachs Group, Inc.
  (The)                             44,473      3,753,076
Invesco, Ltd.                       38,583        557,139
Janus Capital Group, Inc.           15,098        121,237
Legg Mason, Inc.                    14,116        309,282
Merrill Lynch & Co., Inc.          161,037      1,874,471
Morgan Stanley                     106,809      1,713,216
Northern Trust Corp.                22,432      1,169,604
State Street Corp.                  43,331      1,704,208
T. Rowe Price Group, Inc.           25,918        918,534
                                             ------------
                                               18,678,604
                                             ------------

CHEMICALS 1.7%
Air Products & Chemicals,
  Inc.                              21,024      1,056,876
CF Industries Holdings, Inc.         5,600        275,296
Dow Chemical Co. (The)              93,044      1,404,034
E.I. du Pont de Nemours & Co.       90,755      2,296,102
Eastman Chemical Co.                 7,618        241,567
Ecolab, Inc.                        16,862        592,699
International Flavors &
  Fragrances, Inc.                   8,270        245,784
Monsanto Co.                        55,109      3,876,918
PPG Industries, Inc.                16,543        701,920
Praxair, Inc.                       31,017      1,841,169
Rohm & Haas Co.                     12,533        774,414
Sigma-Aldrich Corp.                 12,862        543,291
                                             ------------
                                               13,850,070
                                             ------------

COMMERCIAL BANKS 3.1%
BB&T Corp.                          55,566      1,525,842
Comerica, Inc.                      15,327        304,241
Fifth Third Bancorp                 57,437        474,430


 +  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-295


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
First Horizon National Corp.        19,979   $    211,182
Huntington Bancshares, Inc.         36,795        281,850
KeyCorp                             48,496        413,186
M&T Bank Corp.                       7,827        449,348
Marshall & Ilsley Corp.             26,206        357,450
National City Corp.                209,378        378,974
PNC Financial Services Group,
  Inc.                              35,014      1,715,686
Regions Financial Corp.             69,488        553,124
SunTrust Banks, Inc.                35,614      1,052,038
U.S. Bancorp                       176,466      4,413,415
Wachovia Corp.                     216,665      1,200,324
Wells Fargo & Co.                  381,150     11,236,302
Zions Bancorp                       11,601        284,340
                                             ------------
                                               24,851,732
                                             ------------


COMMERCIAL SERVICES & SUPPLIES 0.6%
Avery Dennison Corp.                10,796        353,353
Cintas Corp.                        13,038        302,873
Iron Mountain, Inc. (a)              6,477        160,176
Pitney Bowes, Inc.                  20,774        529,322
R.R. Donnelley & Sons Co.           21,186        287,706
Republic Services, Inc.             32,289        800,432
Stericycle, Inc. (a)                 8,606        448,200
Waste Management, Inc.              49,094      1,626,975
                                             ------------
                                                4,509,037
                                             ------------

COMMUNICATIONS EQUIPMENT 2.5%
Ciena Corp. (a)                      8,397         56,260
Cisco Systems, Inc. (a)            588,874      9,598,646
Corning, Inc.                      157,399      1,500,012
Harris Corp.                        13,425        510,821
JDS Uniphase Corp. (a)              23,000         83,950
Juniper Networks, Inc. (a)          53,099        929,764
Motorola, Inc.                     225,469        998,828
QUALCOMM, Inc.                     166,499      5,965,659
Tellabs, Inc. (a)                   39,733        163,700
                                             ------------
                                               19,807,640
                                             ------------

COMPUTERS & PERIPHERALS 4.1%
Apple, Inc. (a)                     89,404      7,630,632
Dell, Inc. (a)                     174,049      1,782,262
EMC Corp. (a)                      205,248      2,148,947
Hewlett-Packard Co.                246,318      8,938,880
International Business
  Machines Corp.                   135,118     11,371,531
Lexmark International, Inc.
  Class A (a)                        7,851        211,192
NetApp, Inc. (a)                    32,858        459,026
QLogic Corp. (a)                    12,866        172,919
SanDisk Corp. (a)                   23,034        221,126
Sun Microsystems, Inc. (a)          74,283        283,761
Teradata Corp. (a)                  17,740        263,084
                                             ------------
                                               33,483,360
                                             ------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                         18,255        819,102
Jacobs Engineering Group,
  Inc. (a)                          12,323        592,736
                                             ------------
                                                1,411,838
                                             ------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                10,975        763,641
                                             ------------


CONSUMER FINANCE 0.5%
American Express Co.               116,656      2,163,969
Capital One Financial Corp.         39,391      1,256,179
Discover Financial Services         48,304        460,337
SLM Corp. (a)                       46,638        415,078
                                             ------------
                                                4,295,563
                                             ------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                           9,513        395,646
Bemis Co., Inc.                     10,025        237,392
Owens-Illinois, Inc. (a)            14,309        391,065
Pactiv Corp. (a)                    13,091        325,704
Sealed Air Corp.                    16,244        242,685
                                             ------------
                                                1,592,492
                                             ------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                   16,329        618,216
                                             ------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                               10,659        816,693
H&R Block, Inc.                     34,089        774,502
                                             ------------
                                                1,591,195
                                             ------------

DIVERSIFIED FINANCIAL SERVICES 3.3%
Bank of America Corp.              504,642      7,105,359
CIT Group, Inc.                     28,755        130,548
Citigroup, Inc.                    548,086      3,677,657
CME Group, Inc.                      6,687      1,391,632
IntercontinentalExchange,
  Inc. (a)                           7,266        599,009
 v  JPMorgan Chase & Co.           375,381     11,835,763
Leucadia National Corp. (a)         17,646        349,391
Moody's Corp.                       19,535        392,458
NASDAQ OMX Group, Inc. (The)
  (a)                               13,479        333,066
NYSE Euronext                       26,446        724,091
                                             ------------
                                               26,538,974
                                             ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
 v  AT&T, Inc.                     592,687     16,891,579
CenturyTel, Inc.                    10,071        275,240
Embarq Corp.                        14,295        514,048
Frontier Communications Corp.       32,404        283,211



M-296    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications
  International, Inc.              147,337   $    536,307
Verizon Communications, Inc.       285,681      9,684,586
Windstream Corp.                    44,713        411,360
                                             ------------
                                               28,596,331
                                             ------------

ELECTRIC UTILITIES 2.4%
Allegheny Energy, Inc.              16,798        568,780
American Electric Power Co.,
  Inc.                              40,587      1,350,735
Duke Energy Corp.                  126,466      1,898,255
Edison International                32,612      1,047,497
Entergy Corp.                       19,135      1,590,693
Exelon Corp.                        66,170      3,679,714
FirstEnergy Corp.                   30,516      1,482,467
FPL Group, Inc.                     41,108      2,068,966
Pepco Holdings, Inc.                21,605        383,705
Pinnacle West Capital Corp.          9,981        320,689
PPL Corp.                           37,716      1,157,504
Progress Energy, Inc.               26,352      1,050,127
Southern Co. (The)                  77,903      2,882,411
                                             ------------
                                               19,481,543
                                             ------------

ELECTRICAL EQUIPMENT 0.5%
Cooper Industries, Ltd. Class
  A                                 17,361        507,462
Emerson Electric Co.                77,147      2,824,352
Rockwell Automation, Inc.           14,231        458,807
                                             ------------
                                                3,790,621
                                             ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                               35,201        550,192
Amphenol Corp. Class A              17,769        426,101
FLIR Systems, Inc. (a)              12,445        381,813
Jabil Circuit, Inc.                 20,980        141,615
Molex, Inc.                         14,162        205,207
Tyco Electronics, Ltd.              46,026        746,081
                                             ------------
                                                2,451,009
                                             ------------

ENERGY EQUIPMENT & SERVICES 1.5%
Baker Hughes, Inc.                  30,781        987,147
BJ Services Co.                     29,798        347,743
Cameron International Corp.
  (a)                               21,667        444,173
ENSCO International, Inc.           14,400        408,816
Halliburton Co.                     89,889      1,634,182
Nabors Industries, Ltd. (a)         28,431        340,319
National Oilwell Varco, Inc.
  (a)                               41,524      1,014,847
Noble Corp.                         26,894        594,088
Rowan Cos., Inc.                    11,402        181,292
Schlumberger, Ltd.                 120,304      5,092,468
Smith International, Inc.           21,554        493,371
Weatherford International,
  Ltd. (a)                          67,968        735,414
                                             ------------
                                               12,273,860
                                             ------------

FOOD & STAPLES RETAILING 3.2%
Costco Wholesale Corp.              43,289      2,272,673
CVS Caremark Corp.                 144,037      4,139,624
Kroger Co. (The)                    65,623      1,733,104
Safeway, Inc.                       43,116      1,024,867
SUPERVALU, Inc.                     21,165        309,009
Sysco Corp.                         59,998      1,376,354
 v  Wal-Mart Stores, Inc.          224,871     12,606,268
Walgreen Co.                        99,557      2,456,071
Whole Foods Market, Inc.            14,169        133,755
                                             ------------
                                               26,051,725
                                             ------------

FOOD PRODUCTS 1.8%
Archer-Daniels-Midland Co.          64,373      1,855,874
Campbell Soup Co.                   20,692        620,967
ConAgra Foods, Inc.                 45,535        751,328
Dean Foods Co. (a)                  15,484        278,247
General Mills, Inc.                 33,533      2,037,130
H.J. Heinz Co.                      31,548      1,186,205
Hershey Co. (The)                   16,595        576,510
J.M. Smucker Co. (The)              11,860        514,250
Kellogg Co.                         25,415      1,114,448
Kraft Foods, Inc. Class A          147,757      3,967,275
McCormick & Co., Inc.               13,208        420,807
Sara Lee Corp.                      70,631        691,477
Tyson Foods, Inc. Class A           30,112        263,781
                                             ------------
                                               14,278,299
                                             ------------

GAS UTILITIES 0.1%
Equitable Resources, Inc.           13,113        439,941
Nicor, Inc.                          4,468        155,218
Questar Corp.                       17,276        564,753
                                             ------------
                                                1,159,912
                                             ------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.1%
Baxter International, Inc.          62,374      3,342,623
Becton, Dickinson & Co.             24,430      1,670,768
Boston Scientific Corp. (a)        150,885      1,167,850
C.R. Bard, Inc.                      9,885        832,910
Covidien, Ltd.                      50,647      1,835,447
DENTSPLY International, Inc.        14,981        423,063
Hospira, Inc. (a)                   16,190        434,216
Intuitive Surgical, Inc. (a)         3,934        499,579
Medtronic, Inc.                    112,707      3,541,254
St. Jude Medical, Inc. (a)          34,616      1,140,943
Stryker Corp.                       24,363        973,302
Varian Medical Systems, Inc.
  (a)                               12,532        439,121
Zimmer Holdings, Inc. (a)           22,604        913,654
                                             ------------
                                               17,214,730
                                             ------------

HEALTH CARE PROVIDERS & SERVICES 2.1%
Aetna, Inc.                         46,375      1,321,688
AmerisourceBergen Corp.             15,712        560,290


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-297


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cardinal Health, Inc.               36,168   $  1,246,711
CIGNA Corp.                         27,585        464,807
Coventry Health Care, Inc.
  (a)                               15,143        225,328
DaVita, Inc. (a)                    10,436        517,313
Express Scripts, Inc. (a)           24,534      1,348,879
Humana, Inc. (a)                    17,243        642,819
Laboratory Corp. of America
  Holdings (a)                      10,862        699,621
McKesson Corp.                      27,718      1,073,518
Medco Health Solutions, Inc.
  (a)                               50,088      2,099,188
Patterson Cos., Inc. (a)             9,141        171,394
Quest Diagnostics, Inc.             15,849        822,722
Tenet Healthcare Corp. (a)          41,632         47,877
UnitedHealth Group, Inc.           121,812      3,240,199
WellPoint, Inc. (a)                 51,318      2,162,027
                                             ------------
                                               16,644,381
                                             ------------

HEALTH CARE TECHNOLOGY 0.0% ++
IMS Health, Inc.                    18,775        284,629
                                             ------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                      43,651      1,061,592
Darden Restaurants, Inc.            14,049        395,901
International Game Technology       29,639        352,408
Marriott International, Inc.
  Class A                           30,065        584,764
McDonald's Corp.                   112,095      6,971,188
Starbucks Corp. (a)                 73,973        699,784
Starwood Hotels & Resorts
  Worldwide, Inc.                   18,688        334,515
Wyndham Worldwide Corp.             18,492        121,123
Wynn Resorts, Ltd. (a)               6,076        256,772
Yum! Brands, Inc.                   46,522      1,465,443
                                             ------------
                                               12,243,490
                                             ------------

HOUSEHOLD DURABLES 0.4%
Black & Decker Corp.                 6,188        258,720
Centex Corp.                        11,837        125,946
D.R. Horton, Inc.                   27,277        192,848
Fortune Brands, Inc.                15,077        622,378
Harman International
  Industries, Inc.                   5,784         96,766
KB Home                              7,782        105,991
Leggett & Platt, Inc.               15,710        238,635
Lennar Corp. Class A                13,692        118,710
Newell Rubbermaid, Inc.             27,679        270,701
Pulte Homes, Inc.                   21,148        231,148
Snap-on, Inc.                        5,657        222,773
Stanley Works (The)                  7,993        272,561
Whirlpool Corp.                      7,500        310,125
                                             ------------
                                                3,067,302
                                             ------------

HOUSEHOLD PRODUCTS 3.1%
Clorox Co. (The)                    14,029        779,451
Colgate-Palmolive Co.               50,719      3,476,280
Kimberly-Clark Corp.                41,476      2,187,444
 v  Procter & Gamble Co.
  (The)                            300,287     18,563,743
                                             ------------
                                               25,006,918
                                             ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                 67,176        553,530
Constellation Energy Group,
  Inc.                              17,856        448,007
Dynegy, Inc. Class A (a)            50,196        100,392
                                             ------------
                                                1,101,929
                                             ------------

INDUSTRIAL CONGLOMERATES 2.8%
3M Co.                              69,694      4,010,193
 v  General Electric Co.         1,056,365     17,113,113
Textron, Inc.                       24,910        345,501
Tyco International, Ltd.            47,430      1,024,488
                                             ------------
                                               22,493,295
                                             ------------

INSURANCE 2.6%
Aflac, Inc.                         46,880      2,148,979
Allstate Corp. (The)                53,904      1,765,895
American International Group,
  Inc.                             268,748        421,934
Aon Corp.                           27,133      1,239,435
Assurant, Inc.                      11,924        357,720
Chubb Corp. (The)                   35,775      1,824,525
Cincinnati Financial Corp.          16,332        474,771
Genworth Financial, Inc.
  Class A                           43,288        122,505
Hartford Financial Services
  Group, Inc. (The)                 30,294        497,428
Lincoln National Corp.              25,963        489,143
Loews Corp.                         36,219      1,023,187
Marsh & McLennan Cos., Inc.         51,703      1,254,832
MBIA, Inc. (a)                      20,185         82,153
MetLife, Inc.                       79,815      2,782,351
Principal Financial Group,
  Inc.                              25,847        583,367
Progressive Corp. (The)             67,729      1,003,067
Prudential Financial, Inc.          42,854      1,296,762
Torchmark Corp.                      8,552        382,274
Travelers Cos., Inc. (The)          58,788      2,657,218
Unum Group                          33,302        619,417
XL Capital, Ltd. Class A            30,422        112,561
                                             ------------
                                               21,139,524
                                             ------------

INTERNET & CATALOG RETAIL 0.2%
Amazon.com, Inc. (a)                32,347      1,658,754
Expedia, Inc. (a)                   20,883        172,076
                                             ------------
                                                1,830,830
                                             ------------

INTERNET SOFTWARE & SERVICES 1.4%
Akamai Technologies, Inc. (a)       16,595        250,418
eBay, Inc. (a)                     107,880      1,506,005
Google, Inc. Class A (a)            24,059      7,401,751



M-298    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
VeriSign, Inc. (a)                  19,796   $    377,708
Yahoo!, Inc. (a)                   139,080      1,696,776
                                             ------------
                                               11,232,658
                                             ------------

IT SERVICES 1.0%
Affiliated Computer Services,
  Inc. Class A (a)                   9,861        453,113
Automatic Data Processing,
  Inc.                              51,070      2,009,094
Cognizant Technology
  Solutions Corp. Class A (a)       29,280        528,797
Computer Sciences Corp. (a)         15,363        539,856
Convergys Corp. (a)                 12,382         79,369
Fidelity National Information
  Services, Inc.                    19,076        310,367
Fiserv, Inc. (a)                    16,384        595,886
Mastercard, Inc. Class A             7,279      1,040,387
Paychex, Inc.                       32,016        841,380
Total System Services, Inc.         20,112        281,568
Western Union Co. (The)             71,969      1,032,035
                                             ------------
                                                7,711,852
                                             ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                   28,877        190,011
Hasbro, Inc.                        12,601        367,571
Mattel, Inc.                        36,161        578,576
                                             ------------
                                                1,136,158
                                             ------------

LIFE SCIENCES TOOLS & SERVICES 0.3%
Life Technologies Corp. (a)         17,271        402,587
Millipore Corp. (a)                  5,459        281,248
PerkinElmer, Inc.                   11,950        166,225
Thermo Fisher Scientific,
  Inc. (a)                          42,263      1,439,900
Waters Corp. (a)                     9,974        365,547
                                             ------------
                                                2,655,507
                                             ------------

MACHINERY 1.6%
Caterpillar, Inc.                   60,895      2,720,180
Cummins, Inc.                       20,352        544,009
Danaher Corp.                       25,516      1,444,461
Deere & Co.                         43,032      1,648,986
Dover Corp.                         18,944        623,636
Eaton Corp.                         16,457        818,077
Flowserve Corp.                      5,732        295,198
Illinois Tool Works, Inc.           39,674      1,390,574
Ingersoll-Rand Co., Ltd.
  Class A                           31,722        550,377
ITT Corp.                           18,203        837,156
Manitowoc Co., Inc. (The)           13,246        114,710
PACCAR, Inc.                        36,488      1,043,557
Pall Corp.                          11,962        340,080
Parker Hannifin Corp.               16,208        689,488
                                             ------------
                                               13,060,489
                                             ------------

MEDIA 2.5%
CBS Corp. Class B                   68,038        557,231
Comcast Corp. Class A              289,633      4,889,005
DIRECTV Group, Inc. (The) (a)       54,690      1,252,948
Gannett Co., Inc.                   22,847        182,776
Interpublic Group of Cos.,
  Inc. (The) (a)                    47,077        186,425
McGraw-Hill Cos., Inc. (The)        31,631        733,523
Meredith Corp.                       3,880         66,426
New York Times Co. (The)
  Class A                           11,688         85,673
News Corp. Class A                 230,201      2,092,527
Omnicom Group, Inc.                 31,259        841,492
Scripps Networks Interactive
  Class A                            9,099        200,178
Time Warner, Inc.                  360,808      3,629,728
Viacom, Inc. Class B (a)            62,116      1,183,931
Walt Disney Co. (The)              186,167      4,224,129
Washington Post Co. Class B            603        235,321
                                             ------------
                                               20,361,313
                                             ------------

METALS & MINING 0.7%
AK Steel Holding Corp.              11,303        105,344
Alcoa, Inc.                         81,521        917,926
Allegheny Technologies, Inc.         9,685        247,258
Freeport-McMoRan Copper &
  Gold, Inc. Class B                38,316        936,443
Newmont Mining Corp.                45,430      1,849,001
Nucor Corp.                         31,356      1,448,647
Titanium Metals Corp.                8,559         75,405
United States Steel Corp.           11,799        438,923
                                             ------------
                                                6,018,947
                                             ------------

MULTI-UTILITIES 1.4%
Ameren Corp.                        20,989        698,094
CenterPoint Energy, Inc.            34,369        433,737
CMS Energy Corp.                    22,108        223,512
Consolidated Edison, Inc.           27,520      1,071,354
Dominion Resources, Inc.            58,468      2,095,493
DTE Energy Corp.                    16,635        593,370
Integrys Energy Group, Inc.          7,577        325,660
NiSource, Inc.                      27,232        298,735
PG&E Corp.                          36,306      1,405,405
Public Service Enterprise
  Group, Inc.                       50,860      1,483,586
SCANA Corp.                         11,293        402,031
Sempra Energy                       24,503      1,044,563
TECO Energy, Inc.                   20,841        257,386
Wisconsin Energy Corp.              11,708        491,502
Xcel Energy, Inc.                   45,163        837,774
                                             ------------
                                               11,662,202
                                             ------------

MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)                   8,295        120,195
Family Dollar Stores, Inc.          14,313        373,140
J.C. Penney Co., Inc.               22,198        437,301
Kohl's Corp. (a)                    30,615      1,108,263


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-299


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Macy's, Inc.                        42,064   $    435,362
Nordstrom, Inc.                     16,005        213,026
Sears Holdings Corp. (a)             5,709        221,909
Target Corp.                        75,879      2,620,102
                                             ------------
                                                5,529,298
                                             ------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                         87,700        698,969
                                             ------------


OIL, GAS & CONSUMABLE FUELS 11.5%
Anadarko Petroleum Corp.            46,168      1,779,776
Apache Corp.                        33,659      2,508,605
Cabot Oil & Gas Corp.               10,395        270,270
Chesapeake Energy Corp.             54,396        879,583
 v  Chevron Corp.                  204,347     15,115,548
ConocoPhillips                     149,939      7,766,840
CONSOL Energy, Inc.                 18,224        520,842
Devon Energy Corp.                  44,340      2,913,581
El Paso Corp.                       70,230        549,901
EOG Resources, Inc.                 25,102      1,671,291
 v  ExxonMobil Corp.               511,589     40,840,150
Hess Corp.                          28,406      1,523,698
Marathon Oil Corp.                  70,753      1,935,802
Massey Energy Co.                    8,043        110,913
Murphy Oil Corp.                    19,013        843,227
Noble Energy, Inc.                  17,331        853,032
Occidental Petroleum Corp.          81,619      4,896,324
Peabody Energy Corp.                27,131        617,230
Pioneer Natural Resources Co.       11,953        193,400
Range Resources Corp.               15,451        531,360
Southwestern Energy Co. (a)         34,181        990,224
Spectra Energy Corp.                61,820        973,047
Sunoco, Inc.                        11,994        521,259
Tesoro Corp.                        13,867        182,628
Valero Energy Corp.                 51,898      1,123,073
Williams Cos., Inc.                 58,458        846,472
XTO Energy, Inc.                    58,013      2,046,118
                                             ------------
                                               93,004,194
                                             ------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.             42,745        504,391
MeadWestvaco Corp.                  17,758        198,712
Weyerhaeuser Co.                    21,350        653,524
                                             ------------
                                                1,356,627
                                             ------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                 42,687      1,025,768
Estee Lauder Cos., Inc. (The)
  Class A                           11,759        364,059
                                             ------------
                                                1,389,827
                                             ------------

PHARMACEUTICALS 7.8%
Abbott Laboratories                156,050      8,328,389
Allergan, Inc.                      30,767      1,240,525
Bristol-Myers Squibb Co.           199,099      4,629,052
Eli Lilly & Co.                    100,627      4,052,249
Forest Laboratories, Inc. (a)       30,484        776,427
 v  Johnson & Johnson              279,052     16,695,681
King Pharmaceuticals, Inc.
  (a)                               24,219        257,206
Merck & Co., Inc.                  212,634      6,464,074
Mylan, Inc. (a)                     30,616        302,792
 v  Pfizer, Inc.                   678,169     12,010,373
Schering-Plough Corp.              163,494      2,784,303
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                            6,904        293,913
Watson Pharmaceuticals, Inc.
  (a)                               10,206        271,173
Wyeth                              133,914      5,023,114
                                             ------------
                                               63,129,271
                                             ------------

PROFESSIONAL SERVICES 0.2%
Dun & Bradstreet Corp.               5,450        420,740
Equifax, Inc.                       12,703        336,884
Monster Worldwide, Inc. (a)         12,380        149,674
Robert Half International,
  Inc.                              15,603        324,854
                                             ------------
                                                1,232,152
                                             ------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Apartment Investment &
  Management Co. Class A            11,341        130,988
AvalonBay Communities, Inc.          7,815        473,433
Boston Properties, Inc.             11,951        657,305
Developers Diversified Realty
  Corp.                             11,986         58,492
Equity Residential                  27,079        807,496
HCP, Inc.                           25,411        705,663
Host Hotels & Resorts, Inc.         52,252        395,548
Kimco Realty Corp.                  22,790        416,601
Plum Creek Timber Co., Inc.         16,775        582,763
ProLogis                            26,199        363,904
Public Storage                      12,608      1,002,336
Simon Property Group, Inc.          22,507      1,195,797
Vornado Realty Trust                13,816        833,796
                                             ------------
                                                7,624,122
                                             ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                       22,428         96,889
Forestar Real Estate Group,
  Inc. (a)                               1             10
                                             ------------
                                                   96,899
                                             ------------

ROAD & RAIL 1.0%
Burlington Northern Santa Fe
  Corp.                             28,343      2,145,849
CSX Corp.                           39,674      1,288,215
Norfolk Southern Corp.              37,241      1,752,189



M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL (CONTINUED)
Ryder System, Inc.                   5,594   $    216,935
Union Pacific Corp.                 51,101      2,442,628
                                             ------------
                                                7,845,816
                                             ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
Advanced Micro Devices, Inc.
  (a)                               60,603        130,902
Altera Corp.                        29,943        500,348
Analog Devices, Inc.                28,959        550,800
Applied Materials, Inc.            135,474      1,372,352
Broadcom Corp. Class A (a)          44,732        759,102
Intel Corp.                        559,397      8,200,760
KLA-Tencor Corp.                    17,323        377,468
Linear Technology Corp.             22,505        497,811
LSI Corp. (a)                       63,712        209,612
MEMC Electronic Materials,
  Inc. (a)                          22,726        324,527
Microchip Technology, Inc.          18,512        361,539
Micron Technology, Inc. (a)         75,478        199,262
National Semiconductor Corp.        19,567        197,040
Novellus Systems, Inc. (a)          10,458        129,052
NVIDIA Corp. (a)                    54,016        435,909
Teradyne, Inc. (a)                  17,623         74,369
Texas Instruments, Inc.            130,945      2,032,266
Xilinx, Inc.                        27,935        497,802
                                             ------------
                                               16,850,921
                                             ------------

SOFTWARE 3.6%
Adobe Systems, Inc. (a)             53,155      1,131,670
Autodesk, Inc. (a)                  22,424        440,632
BMC Software, Inc. (a)              19,100        513,981
CA, Inc.                            39,303        728,285
Citrix Systems, Inc. (a)            18,331        432,062
Compuware Corp. (a)                 26,128        176,364
Electronic Arts, Inc. (a)           31,788        509,879
Intuit, Inc. (a)                    32,051        762,493
McAfee, Inc. (a)                    15,358        530,926
 v  Microsoft Corp.                769,417     14,957,466
Novell, Inc. (a)                    33,731        131,214
Oracle Corp. (a)                   393,991      6,985,460
Salesforce.com, Inc. (a)            10,410        333,224
Symantec Corp. (a)                  84,004      1,135,734
                                             ------------
                                               28,769,390
                                             ------------

SPECIALTY RETAIL 1.7%
Abercrombie & Fitch Co. Class
  A                                  8,777        202,485
AutoNation, Inc. (a)                11,013        108,808
AutoZone, Inc. (a)                   3,832        534,449
Bed Bath & Beyond, Inc. (a)         25,934        659,242
Best Buy Co., Inc.                  33,900        952,929
GameStop Corp. Class A (a)          16,176        350,372
Gap, Inc. (The)                     47,123        630,977
Home Depot, Inc. (The)             170,520      3,925,370
Limited Brands, Inc.                27,214        273,229
Lowe's Cos., Inc.                  147,411      3,172,285
Office Depot, Inc. (a)              28,442         84,757
RadioShack Corp.                    13,408        160,092
Sherwin-Williams Co. (The)           9,883        590,509
Staples, Inc.                       71,361      1,278,789
Tiffany & Co.                       12,569        297,006
TJX Cos., Inc.                      41,873        861,328
                                             ------------
                                               14,082,627
                                             ------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (a)                     32,880        682,918
Jones Apparel Group, Inc.            9,546         55,940
NIKE, Inc. Class B                  39,375      2,008,125
Polo Ralph Lauren Corp.              5,733        260,335
VF Corp.                             8,737        478,525
                                             ------------
                                                3,485,843
                                             ------------

THRIFTS & MORTGAGE FINANCE 0.2%
Guaranty Financial Group,
  Inc. (a)                               1              2
Hudson City Bancorp, Inc.           51,934        828,867
Peoples United Financial            34,731        619,254
Sovereign Bancorp, Inc. (a)         54,642        162,833
                                             ------------
                                                1,610,956
                                             ------------

TOBACCO 1.8%
Altria Group, Inc.                 206,717      3,113,158
Lorillard, Inc.                     16,904        952,540
Philip Morris International,
  Inc.                             203,466      8,852,806
Reynolds American, Inc.             17,001        685,310
UST, Inc.                           14,758      1,023,910
                                             ------------
                                               14,627,724
                                             ------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                        13,073        455,594
W.W. Grainger, Inc.                  6,475        510,489
                                             ------------
                                                  966,083
                                             ------------


WIRELESS TELECOMMUNICATION SERVICES 0.2%
American Tower Corp. Class A
  (a)                               39,640      1,162,245
Sprint Nextel Corp. (a)            285,014        521,575
                                             ------------
                                                1,683,820
                                             ------------
Total Common Stocks
  (Cost $755,910,257)                         791,099,683(c)
                                             ------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-301

                                 PRINCIPAL
                                    AMOUNT          VALUE
SHORT-TERM INVESTMENTS 2.4%
---------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $709,158
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 2/12/09,
  with a
  Principal Amount of
  $725,000 and a
  Market Value of $725,000)    $   709,158   $    709,158
                                             ------------
Total Repurchase Agreement
  (Cost $709,158)                                 709,158
                                             ------------

U.S. GOVERNMENT 2.3%
United States Treasury Bills
  0.027%, due 1/29/09 (d)(e)    15,700,000     15,699,655
  0.108%, due 4/9/09 (d)         3,000,000      2,999,112
                                             ------------
Total U.S. Government
  (Cost $18,681,188)                           18,698,767
                                             ------------
Total Short-Term Investments
  (Cost $19,390,346)                           19,407,925
                                             ------------
Total Investments
  (Cost $775,300,603) (g)            100.1%   810,507,608
Liabilities in Excess of
  Cash and Other Assets               (0.1)      (548,696)
                               -----------   ------------
Net Assets                           100.0%  $809,958,912
                               ===========   ============




                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (f)
FUTURES CONTRACTS 0.0%++
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini March 2009              20,150           $338,258
                                                --------
Total Futures Contracts
  (Settlement Value
  $18,137,015) (c)                              $338,258
                                                ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(d)  Interest rate presented is yield to
     maturity.
(e)  Segregated, or partially segregated as
     collateral for futures contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31,
     2008.
(g)  At December 31, 2008, cost is
     $794,667,017 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $ 216,051,647
Gross unrealized depreciation      (200,211,056)
                                  -------------
Net unrealized appreciation       $  15,840,591
                                  =============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                          INVESTMENTS IN    OTHER FINANCIAL
VALUATION INPUTS              SECURITIES    INSTRUMENTS (A)
Level 1--Quoted Prices      $791,099,683           $338,258
Level 2--Other
  Significant Observable
  Inputs                      19,407,925                 --
Level 3--Significant
  Unobservable Inputs                 --                 --
                            ------------           --------
Total                       $810,507,608           $338,258
                            ============           ========




(a) Other financial instruments include futures.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-302    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost  $775,300,603)    $ 810,507,608
Receivables:
  Dividends                              1,798,689
  Variation margin on futures
     contracts                             241,840
  Fund shares sold                          61,956
Other assets                                 3,127
                                     -------------
     Total assets                      812,613,220
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        1,408,699
  Fund shares redeemed                     756,948
  Shareholder communication                190,679
  Manager (See Note 3)                     177,546
  Professional fees                         48,643
  NYLIFE Distributors (See Note 3)          39,376
  Custodian                                 15,832
  Directors                                  3,828
Accrued expenses                            12,757
                                     -------------
     Total liabilities                   2,654,308
                                     -------------
Net assets                           $ 809,958,912
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     441,635
Additional paid-in capital             905,216,206
                                     -------------
                                       905,657,841
Accumulated undistributed net
  investment income                     22,550,659
Accumulated net realized loss on
  investments and futures
  transactions                        (153,794,851)
Net unrealized appreciation on
  investments and futures contracts     35,545,263
                                     -------------
Net assets                           $ 809,958,912
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 630,244,158
                                     =============
Shares of capital stock outstanding     34,340,422
                                     =============
Net asset value per share
  outstanding                        $       18.35
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 179,714,754
                                     =============
Shares of capital stock outstanding      9,823,043
                                     =============
Net asset value per share
  outstanding                        $       18.30
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-303

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  25,996,587
  Income from securities
     loaned--net                           393,329
  Interest                                 383,250
                                     -------------
     Total income                       26,773,166
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,523,496
  Administration (See Note 3)              865,475
  Distribution and
     service--Service Class (See
     Note 3)                               619,105
  Shareholder communication                233,418
  Professional fees                        177,187
  Custodian                                 49,196
  Directors                                 48,966
  Proxy fees                                39,727
  Miscellaneous                             77,554
                                     -------------
     Total expenses before waiver        4,634,124
  Expense waiver from Manager (See
     Note 3)                              (572,766)
                                     -------------
     Net expenses                        4,061,358
                                     -------------
Net investment income                   22,711,808
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
  Security transactions                   (561,639)
  Futures transactions                 (16,305,327)
                                     -------------
Net realized loss on investments
  and futures transactions             (16,866,966)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (506,910,747)
  Futures contracts                        533,278
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (506,377,469)
                                     -------------
Net realized and unrealized loss
  on investments                      (523,244,435)
                                     -------------
Net decrease in net assets
  resulting from operations          $(500,532,627)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $751.




M-304    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $   22,711,808   $   25,686,249
 Net realized gain (loss)
  on investments and
  futures transactions          (16,866,966)      21,310,444
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                    (506,377,469)      31,797,373
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (500,532,627)      78,794,066
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class               (20,326,838)     (18,818,225)
    Service Class                (5,002,202)      (4,290,898)
                             -------------------------------
 Total dividends to
  shareholders                  (25,329,040)     (23,109,123)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         76,256,052       97,322,390
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      25,329,040       23,109,123
 Cost of shares redeemed       (201,274,955)    (256,587,460)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (99,689,863)    (136,155,947)
                             -------------------------------
    Net decrease in net
     assets                    (625,551,530)     (80,471,004)

NET ASSETS:
Beginning of year             1,435,510,442    1,515,981,446
                             -------------------------------
End of year                  $  809,958,912   $1,435,510,442
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   22,550,659   $   25,346,958
                             ===============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-305

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INITIAL CLASS
                            ----------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------

                              2008         2007          2006          2005          2004
Net asset value at
  beginning of year         $  30.05    $    29.01    $    25.25    $    24.38    $    22.40
                            --------    ----------    ----------    ----------    ----------
Net investment income (a)       0.51          0.53          0.44          0.41          0.37(b)
Net realized and
  unrealized gain (loss)
  on investments              (11.61)         1.00          3.47          0.76          1.98
                            --------    ----------    ----------    ----------    ----------
Total from investment
  operations                  (11.10)         1.53          3.91          1.17          2.35
                            --------    ----------    ----------    ----------    ----------
Less dividends:
  From net investment
     income                    (0.60)        (0.49)        (0.15)        (0.30)        (0.37)
                            --------    ----------    ----------    ----------    ----------
Net asset value at end of
  year                      $  18.35    $    30.05    $    29.01    $    25.25    $    24.38
                            ========    ==========    ==========    ==========    ==========
Total investment return       (37.01%)        5.22%        15.45%         4.77%(c)     10.49%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.04%         1.73%         1.66%         1.68%         1.64%(b)
  Net expenses                  0.30%         0.28%         0.35%         0.19%         0.39%
  Expenses (before waiver)      0.35%         0.33%         0.35%         0.34%         0.39%
Portfolio turnover rate            5%            4%            5%            5%            3%
Net assets at end of year
  (in 000's)                $630,244    $1,134,325    $1,241,402    $1,227,193    $1,322,061




(a)  Per share data based on average shares outstanding during the year.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c) Included nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-306    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
      --------------------------------------------------------

        2008        2007        2006        2005        2004
      $  29.91    $  28.90    $  25.18    $  24.34    $  22.38
      --------    --------    --------    --------    --------
          0.45        0.45        0.38        0.35        0.34 (b)
        (11.54)       0.99        3.44        0.74        1.95
      --------    --------    --------    --------    --------
        (11.09)       1.44        3.82        1.09        2.29
      --------    --------    --------    --------    --------

         (0.52)      (0.43)      (0.10)      (0.25)      (0.33)
      --------    --------    --------    --------    --------
      $  18.30    $  29.91    $  28.90    $  25.18    $  24.34
      ========    ========    ========    ========    ========
        (37.17%)      4.96%      15.16%       4.47%(c)   10.22%

          1.79%       1.49%       1.41%       1.43%       1.39%(b)
          0.55%       0.53%       0.60%       0.44%       0.64%
          0.60%       0.58%       0.60%       0.59%       0.64%
             5%          4%          5%          5%          3%
      $179,715    $301,185    $274,579    $214,208    $147,699




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-307

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                                                      SINCE
AVERAGE ANNUAL                  ONE        FIVE     INCEPTION
TOTAL RETURNS                  YEAR       YEARS      (7/2/01)
-------------------------------------------------------------
After Portfolio operating
  expenses                   (39.93%)    (6.78%)     (4.62%)




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               SMALL CAP      RUSSELL 2000(R) RUSSELL 2000(R)
                           GROWTH PORTFOLIO    GROWTH INDEX        INDEX
                           ----------------   --------------- ---------------
7/2/01                           10000             10000           10000
                                  9548              9074            9591
                                  7027              6328            7627
                                  9956              9400           11231
                                 10892             10744           13289
                                 11334             11191           13894
                                 12051             12684           16446
                                 11667             13578           16189
12/31/08                          7008              8345           10719






SERVICE CLASS(2)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

                                                      SINCE
AVERAGE ANNUAL                  ONE        FIVE     INCEPTION
TOTAL RETURNS                  YEAR       YEARS      (7/2/01)
-------------------------------------------------------------
After Portfolio operating
  expenses                   (40.08%)    (7.01%)     (4.86%)




                                            (After Portfolio operating expenses)

                            MAINSTAY VP
                             SMALL CAP     RUSSELL 2000(R)  RUSSELL 2000(R)
                         GROWTH PORTFOLIO    GROWTH INDEX        INDEX
                         ----------------  ---------------  ---------------
7/2/01                         10000             10000           10000
                                9536              9074            9591
                                7000              6328            7627
                                9894              9400           11231
                               10798             10744           13289
                               11209             11191           13894
                               11888             12684           16446
                               11480             13578           16189
12/31/08                        6879              8345           10719







 BENCHMARK PERFORMANCE         ONE          FIVE          SINCE
                              YEAR          YEARS       INCEPTION
-----------------------------------------------------------------
Russell 2000(R) Growth
  Index(3)                   (38.54%)       (2.35%)       (2.38%)
Russell 2000(R)
Index(3)                     (33.79)        (0.93)        0.93
Average Lipper Variable
Products Small-Cap
Growth Portfolio(4)          (41.12)        (3.06)        (3.18)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.




M-308    MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $658.90         $4.17          $1,020.10         $ 5.08
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $658.00         $5.21          $1,018.90         $6.34
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.00% for Initial Class and 1.25% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-309

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008




Software                                 9.6%
Health Care Equipment & Supplies         6.8
Health Care Providers & Services         6.0
Commercial Services & Supplies           4.8
Electronic Equipment & Instruments       4.7
Biotechnology                            4.5
Machinery                                4.3
Internet Software & Services             4.1
Energy Equipment & Services              3.7
Aerospace & Defense                      3.5
Hotels, Restaurants & Leisure            3.5
Personal Products                        2.9
Specialty Retail                         2.9
Capital Markets                          2.4
Diversified Telecommunication
  Services                               2.2
Oil, Gas & Consumable Fuels              2.0
Semiconductors & Semiconductor
  Equipment                              1.9
Construction & Engineering               1.8
Textiles, Apparel & Luxury Goods         1.8
Diversified Consumer Services            1.7
Road & Rail                              1.7
Household Products                       1.6
IT Services                              1.6
Multiline Retail                         1.6
Air Freight & Logistics                  1.4
Professional Services                    1.3
Consumer Finance                         1.1
Containers & Packaging                   1.1
Wireless Telecommunication Services      1.1
Distributors                             0.9
Internet & Catalog Retail                0.7
Life Sciences Tools & Services           0.7
Commercial Banks                         0.6
Electrical Equipment                     0.5
Pharmaceuticals                          0.5
Thrifts & Mortgage Finance               0.5
Trading Companies & Distributors         0.5
Beverages                                0.3
Exchange Traded Fund                     1.2
Short-Term Investment                    6.1
Liabilities in Excess of Cash and
  Other Assets                          (0.1)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page M-313 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Chattem, Inc.
    2.  NTELOS Holdings Corp.
    3.  Alliant Techsystems, Inc.
    4.  Sykes Enterprises, Inc.
    5.  Bio-Reference Laboratories, Inc.
    6.  Quality Systems, Inc.
    7.  Quanta Services, Inc.
    8.  Immucor, Inc.
    9.  optionsXpress Holdings, Inc.
   10.  Capella Education Co.







M-310    MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Small Cap Growth Portfolio returned -39.93% for Initial Class shares and -40.08% for Service Class shares. Both share classes outperformed the -41.12% return of the average Lipper(1) Variable Products Small-Cap Growth Portfolio. Both share classes underperformed the -38.54% return of the Russell 2000(R) Growth Index(1) the for the 12 months ended December 31, 2008. The Russell 2000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2008?

Favorable stock selection in consumer discretionary and telecommunication services contributed positively to the Portfolio's performance relative to the Russell 2000(R) Growth Index. Overweight positions in consumer staples, industrials and telecommunication services also helped the Portfolio's results relative to the benchmark, as did underweight positions in materials and information technology. Unfavorable stock selection in energy, industrials and financials detracted from the Portfolio's relative performance, as did an underweight position in health care.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES, AND WHICH STOCKS LOST GROUND?

Top performers during 2008 included oil services company W-H Energy Services, software provider Quality Systems and discount retailer Dollar Tree. The stock price of W-H Energy rose sharply when the company received a takeover offer from Smith International. Quality Systems experienced strong demand for its health care information systems, a trend which the portfolio managers anticipate will continue under the Obama administration. Dollar Tree benefited when the weak economy attracted consumers to value-priced items.

The Portfolio's weakest performers included online brokerage company optionsXpress Holdings, communications equipment company NETGEAR and energy equipment & services company Atwood Oceanics, all of which reported disappointing earnings results in 2008. OptionsXpress Holdings was hurt by decelerating growth in brokerage commissions and by significantly lower interest income. NETGEAR reported disappointing sales of its home and small business networking equipment, and the company's margins were hurt by competitors' aggressive pricing. Atwood Oceanics suffered from a sharp decline in oil prices, which is expected to reduce demand for its drilling rigs.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING 2008?

The Portfolio established new positions in discount retailer Dollar Tree, diagnostics test developer Myriad Genetics and pharmaceutical benefits manager Catalyst Health Solutions. Each of these purchases contributed positively to the Portfolio's performance relative to the Russell 2000(R) Growth Index during the year.

WHICH STOCKS DID THE PORTFOLIO SELL DURING 2008?

The Portfolio sold its position in W-H Energy Services and NETGEAR during the year. We also eliminated the Portfolio's position in artificial-tissue supplier Lifecell after the company received a takeover offer. Other 2008 sales included semiconductor manufacturing company Ultra Clean Holdings, regional bank Frontier Financial, and specialty retailer Tween Brands. While W-H Energy and Lifecell were both takeover situations, the other eliminated companies have since experienced disappointing earnings or unfavorable corporate developments, and the sales helped the Portfolio's results relative to the Russell 2000(R) Growth Index.



----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-311

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

During the 12 months ended December 31, 2008, we increased the Portfolio's weightings in the consumer discretionary, health care, information technology, telecommunication services and industrials sectors. We decreased the Portfolio's weightings in the energy, financials, materials and consumer staples sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio was overweight relative to the Russell 2000(R) Growth Index in the telecommunication services, consumer staples, industrials, information technology and consumer discretionary sectors. On the same date, the Portfolio was underweight in health care, materials, financials and energy. At the end of the year, the Portfolio had no representation in the utilities sector. The cumulative effect of the Portfolio's relative sector positioning had a positive impact on the Portfolio's performance during 2008.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Small Cap Growth Portfolio on this page and the preceding pages has not been audited.




M-312    MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                         SHARES          VALUE
COMMON STOCKS 92.8%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
 v  Alliant Techsystems, Inc.
  (a)                                    19,900   $   1,706,624
Triumph Group, Inc.                      30,500       1,295,030
                                                  -------------
                                                      3,001,654
                                                  -------------

AIR FREIGHT & LOGISTICS 1.4%
HUB Group, Inc. Class A (a)              45,600       1,209,768
                                                  -------------


BEVERAGES 0.3%
Central European Distribution
  Corp. (a)                              12,600         248,220
                                                  -------------


BIOTECHNOLOGY 4.5%
Alexion Pharmaceuticals, Inc.
  (a)                                    30,600       1,107,414
BioMarin Pharmaceuticals, Inc.
  (a)                                    27,000         480,600
Myriad Genetics, Inc. (a)                18,600       1,232,436
Onyx Pharmaceuticals, Inc. (a)           20,900         713,944
United Therapeutics Corp. (a)             4,700         293,985
                                                  -------------
                                                      3,828,379
                                                  -------------

CAPITAL MARKETS 2.4%
Affiliated Managers Group,
  Inc. (a)                               12,900         540,768
 v  optionsXpress Holdings,
  Inc.                                  111,600       1,490,976
                                                  -------------
                                                      2,031,744
                                                  -------------

COMMERCIAL BANKS 0.6%
PrivateBancorp, Inc.                      7,800         253,188
Signature Bank (a)                        8,900         255,341
                                                  -------------
                                                        508,529
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES 4.8%
Clean Harbors, Inc. (a)                  10,300         653,432
Copart, Inc. (a)                         22,400         609,056
 v  Sykes Enterprises, Inc.
  (a)                                    88,900       1,699,768
Waste Connections, Inc. (a)              35,400       1,117,578
                                                  -------------
                                                      4,079,834
                                                  -------------

CONSTRUCTION & ENGINEERING 1.8%
 v  Quanta Services, Inc. (a)            77,100       1,526,580
                                                  -------------


CONSUMER FINANCE 1.1%
Cash America International,
  Inc.                                   34,600         946,310
                                                  -------------


CONTAINERS & PACKAGING 1.1%
Crown Holdings, Inc. (a)                 46,900         900,480
                                                  -------------


DISTRIBUTORS 0.9%
LKQ Corp. (a)                            66,000         769,560
                                                  -------------


DIVERSIFIED CONSUMER SERVICES 1.7%
 v  Capella Education Co. (a)            25,100       1,474,876
                                                  -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
 v  NTELOS Holdings Corp.                76,800       1,893,888
                                                  -------------


ELECTRICAL EQUIPMENT 0.5%
II-VI, Inc. (a)                          19,900         379,891
                                                  -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 4.7%
Anixter International, Inc.
  (a)                                    26,900         810,228
FLIR Systems, Inc. (a)                   30,700         941,876
Itron, Inc. (a)                          16,800       1,070,832
Mettler-Toledo International,
  Inc. (a)                               17,800       1,199,720
                                                  -------------
                                                      4,022,656
                                                  -------------

ENERGY EQUIPMENT & SERVICES 3.7%
Atwood Oceanics, Inc. (a)                35,300         539,384
Dawson Geophysical Co. (a)               15,200         270,712
Dril-Quip, Inc. (a)                      20,100         412,251
Gulfmark Offshore, Inc. (a)              27,700         658,983
Hornbeck Offshore Services,
  Inc. (a)                               28,000         457,520
Lufkin Industries, Inc. (a)              10,200         351,900
NATCO Group, Inc. Class A (a)            27,700         420,486
                                                  -------------
                                                      3,111,236
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES 6.8%
Gen-Probe, Inc. (a)                      15,600         668,304
Haemonetics Corp. (a)                     9,500         536,750
Hologic, Inc. (a)                        17,200         224,804
 v  Immucor, Inc. (a)                    56,200       1,493,796
Meridian Bioscience, Inc.                32,400         825,228
NuVasive, Inc. (a)                       23,100         800,415
STERIS Corp.                             17,200         410,908
Wright Medical Group, Inc. (a)           40,200         821,286
                                                  -------------
                                                      5,781,491
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 6.0%
Amedisys, Inc. (a)                       13,500         558,090
 v  Bio-Reference
  Laboratories, Inc. (a)                 64,000       1,678,720
Catalyst Health Solutions,
  Inc. (a)                               31,600         769,460
Genoptix, Inc. (a)                       29,700       1,012,176
Healthspring, Inc. (a)                   55,500       1,108,335
                                                  -------------
                                                      5,126,781
                                                  -------------

HOTELS, RESTAURANTS & LEISURE 3.5%
Bally Technologies, Inc. (a)             22,400         538,272
Jack in the Box, Inc. (a)                17,400         384,366
Panera Bread Co. Class A (a)             18,000         940,320


 +  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-313


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wendy's/Arby's Group, Inc.               44,700   $     220,818
WMS Industries, Inc. (a)                 32,900         885,010
                                                  -------------
                                                      2,968,786
                                                  -------------

HOUSEHOLD PRODUCTS 1.6%
Church & Dwight Co., Inc.                24,500       1,374,940
                                                  -------------

INTERNET & CATALOG RETAIL 0.7%
Priceline.com, Inc. (a)                   7,800         574,470
                                                  -------------


INTERNET SOFTWARE & SERVICES 4.1%
Ariba, Inc. (a)                          49,800         359,058
Bankrate, Inc. (a)                       25,800         980,400
Equinix, Inc. (a)                        26,600       1,414,854
Omniture, Inc. (a)                       29,000         308,560
Vocus, Inc. (a)                          23,300         424,293
                                                  -------------
                                                      3,487,165
                                                  -------------

IT SERVICES 1.6%
CyberSource Corp. (a)                   110,500       1,324,895
                                                  -------------


LIFE SCIENCES TOOLS & SERVICES 0.7%
ICON PLC, Sponsored ADR (a)(b)           16,200         318,978
PAREXEL International Corp.
  (a)                                    30,200         293,242
                                                  -------------
                                                        612,220
                                                  -------------

MACHINERY 4.3%
Actuant Corp. Class A                    57,900       1,101,258
Bucyrus International, Inc.              23,300         431,516
Gardner Denver, Inc. (a)                 22,400         522,816
Kaydon Corp.                             14,500         498,075
Middleby Corp. (The) (a)                 15,300         417,231
Wabtec Corp.                             16,000         636,000
                                                  -------------
                                                      3,606,896
                                                  -------------

MULTILINE RETAIL 1.6%
Dollar Tree, Inc. (a)                    32,800       1,371,040
                                                  -------------


OIL, GAS & CONSUMABLE FUELS 2.0%
Arena Resources, Inc. (a)                11,800         331,462
Comstock Resources, Inc. (a)             18,300         864,675
Penn Virginia Corp.                      17,900         465,042
                                                  -------------
                                                      1,661,179
                                                  -------------

PERSONAL PRODUCTS 2.9%
 v  Chattem, Inc. (a)                    34,400       2,460,632
                                                  -------------


PHARMACEUTICALS 0.5%
Auxilium Pharmaceuticals, Inc.
  (a)                                    15,200         432,288
                                                  -------------


PROFESSIONAL SERVICES 1.3%
FTI Consulting, Inc. (a)                 24,300       1,085,724
                                                  -------------


ROAD & RAIL 1.7%
Genesee & Wyoming, Inc. Class
  A (a)                                  47,900       1,460,950
                                                  -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.9%
Hittite Microwave Corp. (a)              41,500       1,222,590
Monolithic Power Systems, Inc.
  (a)                                    33,000         416,130
                                                  -------------
                                                      1,638,720
                                                  -------------

SOFTWARE 9.6%
ANSYS, Inc. (a)                          48,600       1,355,454
Concur Technologies, Inc. (a)            17,400         571,068
Informatica Corp. (a)                    75,600       1,037,988
MICROS Systems, Inc. (a)                 60,900         993,888
Parametric Technology Corp.
  (a)                                    36,600         462,990
 v  Quality Systems, Inc.                37,300       1,627,026
Solera Holdings, Inc. (a)                44,800       1,079,680
Sybase, Inc. (a)                         43,000       1,065,110
                                                  -------------
                                                      8,193,204
                                                  -------------

SPECIALTY RETAIL 2.9%
Aeropostale, Inc. (a)                    32,800         528,080
Guess?, Inc.                             22,200         340,770
Gymboree Corp. (The) (a)                 37,400         975,766
PetSmart, Inc.                           33,500         618,075
                                                  -------------
                                                      2,462,691
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS 1.8%
Phillips-Van Heusen Corp.                32,100         646,173
Warnaco Group, Inc. (The) (a)            42,900         842,127
                                                  -------------
                                                      1,488,300
                                                  -------------

THRIFTS & MORTGAGE FINANCE 0.5%
NewAlliance Bancshares, Inc.             32,600         429,342
                                                  -------------


TRADING COMPANIES & DISTRIBUTORS 0.5%
Interline Brands, Inc. (a)               41,800         444,334
                                                  -------------


WIRELESS TELECOMMUNICATION SERVICES 1.1%
SBA Communications Corp. Class
  A (a)                                  58,200         949,824
                                                  -------------
Total Common Stocks
  (Cost $102,895,088)                                78,869,477
                                                  -------------


EXCHANGE TRADED FUND 1.2% (C)
---------------------------------------------------------------
iShares Russell 2000 Growth
  Index Fund                             19,300         981,598
                                                  -------------
Total Exchange Traded Fund
  (Cost $1,024,203)                                     981,598
                                                  -------------






M-314    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENT 6.1%
---------------------------------------------------------------

REPURCHASE AGREEMENT 6.1%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $5,191,232 (Collateralized
  by a United States Treasury
  Bill with a zero coupon rate
  and a maturity date of
  2/12/09, with a Principal
  Amount of $5,300,000 and a
  Market Value of $5,300,000)        $5,191,229   $   5,191,229
                                                  -------------
Total Short-Term Investment
  (Cost $5,191,229)                                   5,191,229
                                                  -------------
Total Investments
  (Cost $109,110,520) (d)                 100.1%     85,042,304
Liabilities in Excess of
  Cash and Other Assets                    (0.1)        (61,743)
                                          -----    ------------
Net Assets                                100.0%  $  84,980,561
                                          =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At December 31, 2008, cost is
     $109,437,271 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $  1,894,336
Gross unrealized depreciation       (26,289,303)
                                   ------------
Net unrealized depreciation        $(24,394,967)
                                   ============





The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                 $79,851,075
Level 2--Other Significant
  Observable Inputs                      5,191,229
Level 3--Significant Unobservable
  Inputs                                        --
                                       -----------
Total                                  $85,042,304
                                       ===========




The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-315

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $109,110,520)     $ 85,042,304
Receivables:
  Investment securities sold            2,514,818
  Dividends and interest                   34,866
  Fund shares sold                         33,083
Other assets                                  333
                                     ------------
     Total assets                      87,625,404
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       2,451,415
  Manager (See Note 3)                     64,981
  Fund shares redeemed                     63,995
  Professional fees                        23,868
  Shareholder communication                21,058
  NYLIFE Distributors (See Note 3)         10,042
  Custodian                                 5,394
  Directors                                   434
Accrued expenses                            3,656
                                     ------------
     Total liabilities                  2,644,843
                                     ------------
Net assets                           $ 84,980,561
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    185,670
Additional paid-in capital            142,420,615
                                     ------------
                                      142,606,285
Accumulated net realized loss on
  investments                         (33,557,508)
Net unrealized depreciation on
  investments                         (24,068,216)
                                     ------------
Net assets                           $ 84,980,561
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 37,739,029
                                     ============
Shares of capital stock outstanding
                                        8,152,702
                                     ============
Net asset value per share
  outstanding                        $       4.63
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 47,241,532
                                     ============
Shares of capital stock outstanding    10,414,307
                                     ============
Net asset value per share
  outstanding                        $       4.54
                                     ============







M-316    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                           $    288,994
  Income from securities
     loaned--net                           215,992
  Interest                                 172,878
                                      ------------
     Total income                          677,864
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,121,930
  Distribution and service--Service
     Class (See Note 3)                    169,681
  Professional fees                         46,644
  Shareholder communication                 25,932
  Custodian                                 13,635
  Directors                                  5,299
  Miscellaneous                             13,572
                                      ------------
     Total expenses                      1,396,693
                                      ------------
Net investment loss                       (718,829)
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (17,865,031)
Net change in unrealized
  appreciation on investments          (40,748,655)
                                      ------------
Net realized and unrealized loss on
  investments                          (58,613,686)
                                      ------------
Net decrease in net assets
  resulting from operations           $(59,332,515)
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-317

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $   (718,829)  $ (1,128,215)
 Net realized gain (loss) on
  investments                   (17,865,031)    10,506,863
 Net change in unrealized
  appreciation on investments   (40,748,655)   (14,481,943)
                               ---------------------------
 Net decrease in net assets
  resulting from operations     (59,332,515)    (5,103,295)
                               ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class               (10,997,871)    (5,829,966)
    Service Class               (13,983,773)    (6,524,494)
                               ---------------------------
 Total distributions to
  shareholders                  (24,981,644)   (12,354,460)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         11,799,451     15,835,106
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  24,981,644     12,354,460
 Cost of shares redeemed        (26,891,940)   (33,591,913)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 9,889,155     (5,402,347)
                               ---------------------------
    Net decrease in net
     assets                     (74,425,004)   (22,860,102)

NET ASSETS:
Beginning of year               159,405,565    182,265,667
                               ---------------------------
End of year                    $ 84,980,561   $159,405,565
                               ===========================








M-318    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-319

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INITIAL CLASS
                                   ----------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                   ----------------------------------------------------

                                     2008       2007       2006       2005       2004

Net asset value at beginning of
  year                             $ 10.65    $ 11.84    $ 11.14    $ 10.89    $   9.96
                                   -------    -------    -------    -------    --------
Net investment loss                  (0.03)     (0.06)(a)  (0.06)(a)  (0.03)(a)   (0.06)(a)
Net realized and unrealized gain
  (loss) on investments              (4.11)     (0.26)      0.76       0.48        0.99
                                   -------    -------    -------    -------    --------
Total from investment operations     (4.14)     (0.32)      0.70       0.45        0.93
                                   -------    -------    -------    -------    --------
Less distributions:
  From net realized gain on
     investments                     (1.88)     (0.87)     (0.00)++   (0.20)         --
                                   -------    -------    -------    -------    --------
Net asset value at end of year     $  4.63    $ 10.65    $ 11.84    $ 11.14    $  10.89
                                   =======    =======    =======    =======    ========
Total investment return             (39.93%)    (3.19%)     6.32%      4.06%       9.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                (0.44%)    (0.51%)    (0.52%)    (0.26%)     (0.61%)
  Net expenses                        0.98%      0.96%      0.98%      0.95%       0.95%
  Expenses (before reimbursement)     0.98%      0.96%      0.98%      0.98%       1.14%
Portfolio turnover rate                 73%        81%        60%        41%        108%
Net assets at end of year (in
  000's)                           $37,739    $74,218    $92,819    $94,855    $105,650




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.





M-320    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      ---------------------------------------------------
                    YEAR ENDED DECEMBER 31,
      ---------------------------------------------------

        2008       2007       2006       2005       2004

      $ 10.52    $ 11.74    $ 11.07    $ 10.85    $  9.94
      -------    -------    -------    -------    -------
        (0.04)     (0.09)(a)  (0.09)(a)  (0.06)(a)  (0.08)(a)
        (4.06)     (0.26)      0.76       0.48       0.99
      -------    -------    -------    -------    -------
        (4.10)     (0.35)      0.67       0.42       0.91
      -------    -------    -------    -------    -------

        (1.88)     (0.87)     (0.00)++   (0.20)        --
      -------    -------    -------    -------    -------
      $  4.54    $ 10.52    $ 11.74    $ 11.07    $ 10.85
      =======    =======    =======    =======    =======
       (40.08%)    (3.43%)     6.06%      3.81%      9.13%

        (0.69%)    (0.76%)    (0.77%)    (0.51%)    (0.86%)
         1.23%      1.21%      1.23%      1.20%      1.20%
         1.23%      1.21%      1.23%      1.23%      1.39%
           73%        81%        60%        41%       108%
      $47,242    $85,188    $89,447    $80,314    $56,037




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-321

MAINSTAY VP TOTAL RETURN PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (26.92%)       (0.51%)      (0.28%)




                                            (After Portfolio operating expenses)

                      MAINSTAY VP                TOTAL RETURN     BARCLAYS CAPITAL
                     TOTAL RETURN   S&P 500(R)  CORE COMPOSITE     AGGREGATE BOND     RUSSELL 1000(R)
                       PORTFOLIO      INDEX          INDEX              INDEX              INDEX
                     ------------   ----------  --------------    ----------------    ---------------
12/31/98                 10000        10000          10000              10000              10000
                         11702        12104          12091              11193               9918
                         11192        11002          11149              11179              11071
                          9995         9694           9761              10726              12006
                          8340         7552           7648               9703              13237
                          9981         9718           9934              11561              13780
                         10616        10776          11067              12557              14378
                         11306        11305          11760              13161              14727
                         12380        13091          13578              14599              15365
                         13310        13810          14362              15533              16436
12/31/08                  9727         8700           8963              12043              17297






SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (27.10%)       (0.77%)      (0.53%)




                                            (After Portfolio operating expenses)

                          MAINSTAY VP                TOTAL RETURN     BARCLAYS CAPITAL
                         TOTAL RETURN   S&P 500(R)  CORE COMPOSITE     AGGREGATE BOND     RUSSELL 1000(R)
                           PORTFOLIO      INDEX          INDEX              INDEX              INDEX
                         ------------   ----------  --------------    ----------------    ---------------
12/31/98                     10000        10000          10000              10000              10000
                             11672        12104          12091              11193               9918
                             11134        11002          11149              11179              11071
                              9919         9694           9761              10726              12006
                              8256         7552           7648               9703              13237
                              9856         9718           9934              11561              13780
                             10458        10776          11067              12557              14378
                             11105        11305          11760              13161              14727
                             12129        13091          13578              14599              15365
                             13008        13810          14362              15533              16436
12/31/08                      9483         8700           8963              12043              17297







BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                    (37.60%)       (2.04%)       (1.09%)
S&P 500(R) Index(4)                         (37.00)        (2.19)        (1.38)
Total Return Core Composite Index(4)        (22.47)         0.82          1.88
Barclays Capital U.S. Aggregate Bond
Index(4)                                      5.24          4.65          5.63
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(5)                              (29.60)        (0.56)         0.87



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non- recurring reimbursements had not been made, the total returns would have been -0.58% and -0.31% for Initial Class shares and -0.80% and -0.55% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.




M-322    MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $792.40         $3.11          $1,021.70         $3.51
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $791.40         $4.23          $1,020.40         $4.77
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.69% for Initial Class and 0.94% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-323

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(COMPOSITION PIE CHART)

Common Stocks                                    46.2
U.S. Government & Federal Agencies               26.6
Corporate Bonds                                  11.9
Short-Term Investment                             6.3
Convertible Bonds                                 3.7
Yankee Bonds                                      3.1
Asset-Backed Securities                           1.9
Mortgage-Backed Securities                        1.6
Convertible Preferred Stocks                      0.9
Municipal Bonds                                   0.3
Exchange Traded funds                             0.2
Loan Assignments & Participations                 0.2
Preferred Stock                                 0.0++
Rights                                          0.0++
Warrants                                        0.0++
Liabilities in Excess of Cash and Other
  Assets                                         (2.9)





++ Less than one tenth of a percent.

See Portfolio of Investments on page M-327 for specific holdings within these categories.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)




    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 2/1/17-11/25/38
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.50%, due 8/1/10-4/1/37
    3.  United States Treasury Bonds,
        4.375%-6.875%, due 8/15/23-2/15/38
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%, due 4/15/29-1/1/39
    5.  United States Treasury Notes,
        3.75%-4.875%, due 8/15/16-11/15/18
    6.  Federal National Mortgage Association,
        4.625%-5.125%, due 5/1/13-1/2/14
    7.  Microsoft Corp.
    8.  Gilead Sciences, Inc.
    9.  United Technologies Corp.
   10.  International Business Machines Corp.









M-324    MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, RICHARD A. ROSEN, CFA, JOSEPH PORTERA GARY GOODENOUGH AND RUPAL BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Total Return Portfolio returned -26.92% for Initial Class shares and -27.10% for Service Class shares. Both share classes outperformed the -29.60% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the -37.60% return of the Russell 1000(R) Index(1) for the 12 months ended December 31, 2008. The Russell 1000(R) Index is the Portfolio's broad-based securities-market index.

DURING 2008, WHICH SECTORS IN THE EQUITY PORTION OF THE PORTFOLIO WERE THE STRONGEST CONTRIBUTORS AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the year no sector of the Russell 1000(R) Index or the Portfolio had a positive absolute return. However, effective stock selection in the consumer discretionary, telecommunications and industrials sectors made the strongest contributions to the Portfolio's results relative to the Russell 1000(R) Index. The equity sectors that detracted the most from the Portfolio's relative performance were financials, energy and information technology.

WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE IN 2008 AND WHICH STOCKS DETRACTED?

During 2008, Wal-Mart Stores advanced as a weaker economy attracted consumers to lower-priced goods. Other positive absolute contributors were biotechnology companies Genentech, Celgene and Gilead Sciences. Even in a broadly declining market, all of these stocks actually made money for the Portfolio.

The Portfolio's financial holdings detracted from the Portfolio's performance in 2008. Property and casualty insurer Hartford Financial faced liquidity worries similar to those that many insurers encountered in the fall. The company's shares fell sharply before we sold them in late October on concerns about Hartford Financial's capital adequacy. Positions in financial companies Citigroup, Bank of America and Prudential Financial also lost significant value.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING 2008?

We added to the Portfolio's consumer-related holdings during the reporting period. Among the new positions were consumer products company Proctor & Gamble, food service retailer McDonald's and beverage company PepsiCo.

The financials sector suffered as the mortgage-driven credit crisis unfolded, and we eliminated several positions in large financial institutions and insurance companies. Life and mortgage insurer Genworth Financial was sold on concerns about whether the company's mortgage insurance unit would be able to meet its capital requirements. We also sold the Portfolio's positions in financial companies Prudential Financial, Hartford Financial and Morgan Stanley during the year.


----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-325

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO IN 2008?

We maintained a defensive, investment-grade framework, and we gained incremental value by being nimble and staying sensitive to the cadences of the financial markets and the economy.

We emphasized corporate bonds of companies with healthy credit fundamentals that operated in industries that are less subject to cyclical variations. We expected that these sectors, such as pipelines and pharmaceuticals, would weather economic downturns. The Portfolio's exposure to high-quality corporate issuers with long-standing stable cash-flow profiles (such as Wal-Mart Stores, Proctor & Gamble, and Caterpillar) was also profitable, since these bonds outperformed their sector averages. In securitized product, we favored exposure to residential over commercial mortgages in our search for better liquidity and lower spread volatility. Both of these attributes are typically coveted in periods of market stress.

To position for a sustained housing slowdown with limited refinancing opportunities, we committed additional dollars in the bond segment of the Portfolio to higher-coupon residential mortgage-backed securities. These bonds benefit from falling mortgage prepayment rates because they earn more coupon income when their principal balance is not declining rapidly. We kept the Portfolio's residential mortgage exposure simple, maintaining the bulk of the holdings in agency mortgage pass-throughs. By not paying extra for collateralized mortgage obligations (CMOs), we likely gained on our peers, because the market's preference for liquidity posed challenges for CMOs.

Toward the end of the year, we began to selectively allocate dollars to sectors (such as money-center banks and brokerages) where improvements in general market tone and financing conditions would likely be felt first.

WERE THERE OTHER STRATEGIES THAT YOU EMPLOYED IN THE BOND PORTION OF THE PORTFOLIO?

Investment-grade issuers who can tap the term-debt markets have been biting the bullet and issuing bonds--rather than postponing funding. When the bonds came at attractive concessions for the new issues to clear with good follow-through in the secondary market, we tactically bought on the expectation that the concession might evaporate as jittery investors warm to the new issue. International Business Machines and PepsiCo provided two issues of this sort in which the Portfolio participated at the end of the year.

After the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac under conservatorship in September, we unwound some of our earlier trades and rotated dollars from Treasurys to agency debentures and mortgage pass-throughs to take advantage of moderating credit risk in agency-related product. The agency debenture trade had good results, but the mortgage pass-through trade did not provide a positive return. Apparently, new initiatives by the Treasury to lower primary mortgage rates have not gained sufficient traction to help the Portfolio's position in the sector advance. The Portfolio's mortgage pass-through position was overweight relative to the Barclays Capital U.S. Aggregate Bond Index.(1)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Total Return Portfolio on this page and the preceding pages has not been audited.




M-326    MainStay VP Total Return Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT          VALUE
LONG-TERM BONDS 49.3%+
ASSET-BACKED SECURITIES 1.9%
----------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
   Financing Trust  Series
  2007-AE1, Class A
  1.295%, due 1/15/12 (a)            $   215,000   $     165,933
                                                   -------------


CONSUMER FINANCE 0.3%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                     770,000         762,276
                                                   -------------


CONSUMER LOANS 0.3%
Atlantic City Electric
  Transition  Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                    850,000         790,001
                                                   -------------


CREDIT CARDS 0.7%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  1.425%, due 11/15/11 (a)               445,000         370,894
Chase Issuance Trust
  Series 2006-C4, Class C4
  1.485%, due 1/15/14 (a)                780,000         399,217
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  2.096%, due 1/9/12 (a)                 855,000         681,378
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  3.489%, due 3/27/11
  (a)(b)(c)                              295,000         264,709
                                                   -------------
                                                       1,716,198
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)                575,000         366,765
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)                385,000         285,632
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (c)(d)             140,891         124,392
                                                   -------------
                                                         776,789
                                                   -------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                295,000         270,697
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)                450,000         374,845
                                                   -------------
                                                         645,542
                                                   -------------
Total Asset-Backed
  Securities
  (Cost $6,054,837)                                    4,856,739
                                                   -------------



CONVERTIBLE BONDS 3.7%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
L-3 Communications Corp.
  3.00%, due 8/1/35                      292,000         292,000
                                                   -------------


AIRLINES 0.0%++
JetBlue Airways Corp.
  3.75%, due 3/15/35                     126,000          97,650
                                                   -------------


AUTO MANUFACTURERS 0.0%++
Ford Motor Co.
  4.25%, due 12/15/36                    262,000          68,775
                                                   -------------


BIOTECHNOLOGY 0.1%
Amgen, Inc.
  0.125%, due 2/1/11                     247,000         238,664
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                       24,000          17,610
                                                   -------------
                                                         256,274
                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                    128,000          77,440
                                                   -------------


COMMERCIAL SERVICES 0.0% ++
Sotheby's
  3.125%, due 6/15/13 (d)                 87,000          53,940
                                                   -------------


COMPUTERS 0.3%
CACI International, Inc.
  2.125%, due 5/1/14                     160,000         151,200
EMC Corp.
  1.75%, due 12/1/11                     526,000         516,137
                                                   -------------
                                                         667,337
                                                   -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-327

                                       PRINCIPAL
                                          AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
DISTRIBUTION & WHOLESALE 0.0%++
WESCO International, Inc.
  1.75%, due 11/15/26                $   211,000   $     117,369
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (d)                 587,000         437,315
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                   206,000         120,253
                                                   -------------


ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                      323,000         363,779
Itron, Inc.
  2.50%, due 8/1/26                      122,000         131,455
TTM Technologies, Inc.
  3.25%, due 5/15/15                     201,000          98,490
                                                   -------------
                                                         593,724
                                                   -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                      637,000         582,855
                                                   -------------


ENTERTAINMENT 0.1%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                    41,000          28,649
  3.625%, due 3/15/25                    197,000         126,326
                                                   -------------
                                                         154,975
                                                   -------------

ENVIRONMENTAL CONTROLS 0.2%
Waste Connections, Inc.
  3.75%, due 4/1/26                      379,000         407,425
                                                   -------------


FOOD 0.2%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12                    175,000          96,687
Spartan Stores, Inc.
  3.375%, due 5/15/27                    390,000         303,225
                                                   -------------
                                                         399,912
                                                   -------------

HEALTH CARE--PRODUCTS 0.2%
Medtronic, Inc.
  1.625%, due 4/15/13                    694,000         615,925
                                                   -------------


INSURANCE 0.0%++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                                 15,000           7,313
                                                   -------------


OIL & GAS 0.8%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                     506,000         297,908
Nabors Industries, Inc.
  0.94%, due 5/15/11                     500,000         414,375
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                      315,000         218,531
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                    824,000         638,600
  Series A
  1.625%, due 12/15/37                   425,000         372,406
                                                   -------------
                                                       1,941,820
                                                   -------------

OIL & GAS SERVICES 0.2%
Cameron International Corp.
  2.50%, due 6/15/26                     122,000         121,085
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                     279,000         348,401
                                                   -------------
                                                         469,486
                                                   -------------

PHARMACEUTICALS 0.4%
ALZA Corp.
  (zero coupon), due 7/28/20             523,000         469,392
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                      548,000         604,855
                                                   -------------
                                                       1,074,247
                                                   -------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17             114,000         136,230
TJX Cos., Inc.
  (zero coupon), due 2/13/21             126,000          95,603
                                                   -------------
                                                         231,833
                                                   -------------

SEMICONDUCTORS 0.0%++
ON Semiconductor Corp.
  2.625%, due 12/15/26                   150,000          82,125
                                                   -------------


SOFTWARE 0.1%
Sybase, Inc.
  1.75%, due 2/22/25                     244,000         267,180
                                                   -------------





M-328    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS 0.2%
Anixter International, Inc.
  1.00%, due 2/15/13                 $   291,000   $     182,966
SBA Communications Corp.
  1.875%, due 5/1/13 (d)                 568,000         330,860
                                                   -------------
                                                         513,826
                                                   -------------
Total Convertible Bonds
  (Cost $12,510,704)                                   9,530,999
                                                   -------------



CORPORATE BONDS 11.9%
----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  6.625%, due 8/15/15                     50,000          36,125
                                                   -------------


AEROSPACE & DEFENSE 0.3%
Hawker Beechcraft
  Acquisition Co. LLC/Hawker
  Beechcraft Co.
  8.50%, due 4/1/15                       45,000          18,450
  9.75%, due 4/1/17                       20,000           5,400
United Technologies Corp.
  6.125%, due 2/1/19                     600,000         641,936
                                                   -------------
                                                         665,786
                                                   -------------

AGRICULTURE 0.6%
Altria Group, Inc.
  9.70%, due 11/10/18                  1,150,000       1,242,954
Cargill, Inc.
  4.375%, due 6/1/13 (d)                 300,000         263,833
Reynolds American, Inc.
  7.625%, due 6/1/16                      24,000          19,988
                                                   -------------
                                                       1,526,775
                                                   -------------

AIRLINES 0.0%++
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24 (f)                  35,000             700
  2.875%, due 2/18/24 (d)(f)              20,000             400
  8.00%, due 6/3/23 (f)                   60,000           1,200
  8.30%, due 12/15/29 (f)                 15,000             300
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (f)                28,100             105
  8.875%, due 6/1/49 (f)                  20,000              25
  10.00%, due 2/1/09 (f)                  11,900              15
                                                   -------------
                                                           2,745
                                                   -------------

AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  11.50%, due 10/1/14 (d)                 95,000          83,125
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                     45,000          37,350
Lear Corp.
  Series B
  8.50%, due 12/1/13                      37,000          11,470
  8.75%, due 12/1/16                      43,000          12,470
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                    50,000          19,000
                                                   -------------
                                                         163,415
                                                   -------------

BANKS 2.5%
Bank of America N.A.
  1.70%, due 12/23/10                    815,000         817,416
HSBC USA, Inc.
  3.125%, due 12/16/11                 1,290,000       1,339,673
PNC Funding Corp.
  2.30%, due 6/22/12                   1,495,000       1,509,933
Regions Bank
  3.25%, due 12/9/11                   1,080,000       1,123,590
Sovereign Bank
  2.75%, due 1/17/12                   1,175,000       1,205,387
USB Capital IX
  6.189%, due 4/15/49 (a)                135,000          63,450
Wells Fargo & Co.
  5.25%, due 10/23/12                    200,000         203,707
                                                   -------------
                                                       6,263,156
                                                   -------------

BEVERAGES 0.0%++
Constellation Brands, Inc.
  7.25%, due 5/15/17                      65,000          61,425
                                                   -------------


BUILDING MATERIALS 0.2%
USG Corp.
  6.30%, due 11/15/16                    630,000         385,875
                                                   -------------


CHEMICALS 0.1%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                      55,000           6,875
MacDermid, Inc.
  9.50%, due 4/15/17 (d)                  45,000          23,400
Millennium America, Inc.
  7.625%, due 11/15/26                    75,000           2,250
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (d)                 50,000          41,000
  7.625%, due 12/1/16 (d)                 65,000          52,000
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)                  55,000          44,000
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (f)                  65,000           6,500
                                                   -------------
                                                         176,025
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-329

                                       PRINCIPAL
                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
COAL 0.1%
Peabody Energy Corp.
  7.375%, due 11/1/16                $    45,000   $      42,300
  7.875%, due 11/1/26                     75,000          61,875
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                     120,000          65,034
                                                   -------------
                                                         169,209
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                      75,000          50,250
Service Corp. International
  7.375%, due 10/1/14                     35,000          29,750
  7.625%, due 10/1/18                     35,000          25,900
                                                   -------------
                                                         105,900
                                                   -------------

COMPUTERS 0.3%
International Business
  Machines Corp.
  7.625%, due 10/15/18                   550,000         659,557
SunGard Data Systems, Inc.
  9.125%, due 8/15/13                     25,000          21,625
                                                   -------------
                                                         681,182
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.0%
AmeriCredit Corp.
  8.50%, due 7/1/15                       65,000          56,875
Citigroup, Inc.
  5.00%, due 9/15/14                     450,000         395,812
General Electric Capital
  Corp.
  3.00%, due 12/9/11                   1,010,000       1,044,188
General Motors Acceptance
  Corp. LLC
  8.00%, due 11/1/31 (d)                 128,000          76,082
Goldman Sachs Group, Inc.
  (The)
  5.95%, due 1/18/18                     500,000         474,086
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)                 180,000          97,133
HSBC Finance Corp.
  4.75%, due 4/15/10                     520,000         515,433
John Deere Capital Corp.
  2.875%, due 6/19/12                  1,665,000       1,712,438
JPMorgan Chase & Co.
  2.125%, due 6/22/12                  1,770,000       1,777,372
LaBranche & Co., Inc.
  11.00%, due 5/15/12                     30,000          26,100
Morgan Stanley
  6.75%, due 4/15/11                   1,315,000       1,293,863
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (d)                 35,000          27,300
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20
  (b)(c)(d)                              255,000         188,266
                                                   -------------
                                                       7,684,948
                                                   -------------

ELECTRIC 0.1%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                       73,678          65,500
NRG Energy, Inc.
  7.25%, due 2/1/14                       10,000           9,350
  7.375%, due 2/1/16                      20,000          18,600
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                      60,000          48,000
Reliant Energy, Inc.
  7.625%, due 6/15/14                     20,000          16,600
  7.875%, due 6/15/17                    135,000         109,350
                                                   -------------
                                                         267,400
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                      60,000          45,000
                                                   -------------


ENTERTAINMENT 0.2%
Gaylord Entertainment Co.
  6.75%, due 11/15/14                     30,000          18,600
  8.00%, due 11/15/13                     20,000          13,800
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                      45,000          21,600
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                     70,000          65,800
Penn National Gaming, Inc.
  6.75%, due 3/1/15                      120,000          91,200
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                      115,000          82,800
Vail Resorts, Inc.
  6.75%, due 2/15/14                     115,000          85,675
                                                   -------------
                                                         379,475
                                                   -------------

ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12                     55,000          38,500
                                                   -------------


FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                    45,000          39,520
                                                   -------------





M-330    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
FINANCE--OTHER SERVICES 0.1%
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13                $   165,000   $     113,850
  8.125%, due 6/1/12                     195,000         150,150
                                                   -------------
                                                         264,000
                                                   -------------

FOOD 0.2%
Corn Products International,
  Inc.
  6.00%, due 4/15/17                     500,000         435,583
Stater Brothers Holdings
  7.75%, due 4/15/15                      70,000          58,800
                                                   -------------
                                                         494,383
                                                   -------------

FOREST PRODUCTS & PAPER 0.1%
Bowater, Inc.
  9.375%, due 12/15/21                   165,000          16,500
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                 100,000          85,000
  7.125%, due 1/15/17 (d)                200,000         168,000
  8.00%, due 1/15/24                      15,000          10,125
  8.875%, due 5/15/31                     20,000          13,800
                                                   -------------
                                                         293,425
                                                   -------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                     60,000          44,700
                                                   -------------


HEALTH CARE--PRODUCTS 0.1%
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                      95,000          36,100
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                     45,000          37,800
Invacare Corp.
  9.75%, due 2/15/15                      70,000          61,950
Universal Hospital Services,
  Inc.
  5.943%, due 6/1/15 (a)                  30,000          18,300
  8.50%, due 6/1/15 (g)                   30,000          21,300
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (g)                 60,000          37,800
                                                   -------------
                                                         213,250
                                                   -------------

HEALTH CARE--SERVICES 0.4%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                     25,000          21,250
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                    145,000         133,400
HCA, Inc.
  8.75%, due 9/1/10                       85,000          81,600
Highmark, Inc.
  6.80%, due 8/15/13 (c)(d)              835,000         795,538
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                      60,000          44,100
                                                   -------------
                                                       1,075,888
                                                   -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC
  10.625%, due 12/15/13                   40,000          35,000
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.0%++
Jarden Corp.
  7.50%, due 5/1/17                       45,000          30,713
Libbey Glass, Inc.
  9.568%, due 6/1/11 (a)                  50,000          18,000
                                                   -------------
                                                          48,713
                                                   -------------

INSURANCE 0.2%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                      140,000          98,700
Fund American Cos., Inc.
  5.875%, due 5/15/13                    375,000         272,921
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (d)                125,000          76,406
USI Holdings Corp.
  6.024%, due 11/15/14
  (a)(d)                                  25,000          10,156
  9.75%, due 5/15/15 (d)                  65,000          25,919
                                                   -------------
                                                         484,102
                                                   -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.75%, due 12/15/12                    110,000          99,000
MTR Gaming Group, Inc.
Series B
  9.00%, due 6/1/12                       15,000           8,400
  9.75%, due 4/1/10                       40,000          30,000
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  4.496%, due 3/15/14 (a)(d)              55,000          27,913
                                                   -------------
                                                         165,313
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  6.05%, due 8/15/36                     200,000         194,754
                                                   -------------


MEDIA 0.8%
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                      70,000          64,050
ION Media Networks, Inc.
  8.003%, due 1/15/12 (a)(d)              10,000           3,175
  11.003%, due 1/15/13
  (a)(d)(g)                               22,700           2,469


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-331

                                       PRINCIPAL
                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Morris Publishing Group LLC
  7.00%, due 8/1/13                  $    49,000   $       4,410
News America Holdings, Inc.
  8.00%, due 10/17/16                    455,000         478,290
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (d)                   50,000          45,000
Time Warner Cable, Inc.
  8.25%, due 2/14/14                     680,000         689,837
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                     620,000         639,078
Ziff Davis Media, Inc.
  8.875%, due 7/15/11
  (a)(b)(c)                               11,429           9,715
Ziff Davis Media, Inc.
  (Escrow Shares)
  (zero coupon), due 5/1/12
  (b)(c)                                  45,000           2,812
                                                   -------------
                                                       1,938,836
                                                   -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                      60,000          40,800
Neenah Foundary Co.
  9.50%, due 1/1/17                       85,000          42,500
                                                   -------------
                                                          83,300
                                                   -------------

MINING 0.3%
Alcoa, Inc.
  5.90%, due 2/1/27                      440,000         289,428
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                       35,000          29,750
  8.375%, due 4/1/17                      75,000          61,500
Vulcan Materials Co.
  6.30%, due 6/15/13                     400,000         354,007
                                                   -------------
                                                         734,685
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                     55,000          41,388
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                       75,000          55,875
                                                   -------------
                                                          97,263
                                                   -------------

OFFICE & BUSINESS EQUIPMENT 0.0%++
Xerox Corp.
  7.625%, due 6/15/13                    105,000          87,632
                                                   -------------


OIL & GAS 0.3%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                      90,000          18,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17                      95,000          72,675
  7.625%, due 7/15/13                    300,000         258,000
Forest Oil Corp.
  7.25%, due 6/15/19                      90,000          65,700
  8.00%, due 12/15/11                     55,000          50,187
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                   35,000          25,025
Newfield Exploration Co.
  6.625%, due 4/15/16                     70,000          55,650
Pemex Project Funding
  Master Trust
  6.625%, due 6/15/35                    210,000         177,765
Pride International, Inc.
  7.375%, due 7/15/14                     35,000          32,550
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                    55,000          37,675
Stone Energy Corp.
  6.75%, due 12/15/14                     50,000          24,500
Whiting Petroleum Corp.
  7.00%, due 2/1/14                       85,000          59,925
                                                   -------------
                                                         877,652
                                                   -------------

OIL & GAS SERVICES 0.0%++
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                       29,000          14,500
  9.00%, due 1/15/14                      30,000          15,900
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                    110,000          69,300
                                                   -------------
                                                          99,700
                                                   -------------

PHARMACEUTICALS 0.4%
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                     935,000         906,555
NBTY, Inc.
  7.125%, due 10/1/15                     45,000          31,950
                                                   -------------
                                                         938,505
                                                   -------------

PIPELINES 0.3%
ANR Pipeline Co.
  9.625%, due 11/1/21                     40,000          43,826
Copano Energy LLC
  8.125%, due 3/1/16                      45,000          32,625
El Paso Natural Gas Co.
  7.50%, due 11/15/26                     65,000          53,687
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                     60,000          37,800
  8.50%, due 7/15/16                      15,000           9,562
Nustar Logistics
  7.65%, due 4/15/18                     175,000         160,418



M-332    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
Plains All American
  Pipeline, L.P./PAA Finance
  Corp.
  7.75%, due 10/15/12                $   480,000   $     448,968
                                                   -------------
                                                         786,886
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.3%
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                     585,000         281,937
Host Marriott, L.P.
  6.375%, due 3/15/15                     85,000          63,325
  Series Q
  6.75%, due 6/1/16                       35,000          25,550
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                       70,000          56,700
Vornado Realty Trust 3.625%,
  due 11/15/26                           313,000         249,618
                                                   -------------
                                                         677,130
                                                   -------------

RETAIL 0.2%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)                 65,126          49,573
Rite Aid Corp.
  8.625%, due 3/1/15                      87,000          30,015
  9.375%, due 12/15/15                    45,000          15,750
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                     10,000           6,900
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                     400,000         474,926
                                                   -------------
                                                         577,164
                                                   -------------

TELECOMMUNICATIONS 0.4%
GCI, Inc.
  7.25%, due 2/15/14                      45,000          35,100
iPCS, Inc.
  5.318%, due 5/1/13 (a)                  20,000          14,200
Lucent Technologies, Inc.
  6.45%, due 3/15/29                     305,000         122,000
  6.50%, due 1/15/28                      65,000          25,350
PAETEC Holding Corp.
  9.50%, due 7/15/15                      45,000          26,775
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                      45,000          39,150
Qwest Corp.
  7.125%, due 11/15/43                    15,000           9,000
  7.25%, due 9/15/25                      30,000          20,100
  7.50%, due 10/1/14                      95,000          78,850
  8.875%, due 3/15/12                     20,000          18,500
Verizon Communications, Inc.
  8.75%, due 11/1/18                     540,000         633,540
                                                   -------------
                                                       1,022,565
                                                   -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                   75,000          52,500
                                                   -------------


TRANSPORTATION 0.1%
Atlantic Express
  Transportation Corp.
  11.626%, due 4/15/12 (a)                20,000           7,800
Union Pacific Corp.
  6.125%, due 1/15/12                    375,000         365,155
                                                   -------------
                                                         372,955
                                                   -------------

TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                     55,000          39,119
                                                   -------------
Total Corporate Bonds
  (Cost $33,793,144)                                  30,391,881
                                                   -------------



LOAN ASSIGNMENTS & PARTICIPATIONS 0.2% (H)
----------------------------------------------------------------

BUILDINGS & REAL ESTATE 0.1%
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.69%, due 7/12/11                     123,200          55,902
                                                   -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.1%
Community Health Systems,
  Inc.
  New Loan Term B
  4.445%, due 7/25/14                    125,732          97,473
HCA, Inc.
  Term Loan B
  3.709%, due 11/18/13                   161,700         126,429
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  8.64%, due 12/6/14                     100,000          82,000
                                                   -------------
                                                         305,902
                                                   -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.0%++
Town Sports International,
  Inc.
  Term Loan
  3.688%, due 2/27/14                     98,250          47,160
                                                   -------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/10 (b)(c)              42,605          21,516
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-333

                                       PRINCIPAL
                                          AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
RETAIL STORE 0.0%++
Toys 'R' US (Delaware), Inc.
  Term Loan
  5.961%, due 1/19/13                $   100,000   $      45,125
                                                   -------------
Total Loan Assignments &
  Participations
  (Cost $823,632)                                        475,605
                                                   -------------



MORTGAGE-BACKED SECURITIES 1.6%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.6%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                   805,000         727,927
Bayview Commercial
  Asset Trust
  Series 2006-4A, Class A1
  0.701%, due 12/25/36
  (a)(c)(d)                              241,929         179,510
Commercial Mortgage Loan
  Trust
  6.22%, due 12/10/49                    715,000         517,190
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               480,000         332,420
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.799%, due 8/10/45                    580,000         420,881
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    480,036         477,223
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                   223,200         219,727
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.25%, due 2/25/42
  (a)(b)(c)(d)                           520,174         492,916
Timberstar Trust Series
  2006-1, Class A
  5.668%, due 10/15/36
  (b)(d)                                 160,000         114,843
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                     49,622          49,072
  Series 2007-C33, Class A4
  5.903%, due 2/15/51                    715,000         516,713
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $4,688,743)                                    4,048,422
                                                   -------------



MUNICIPAL BONDS 0.3%
----------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                     395,000         395,023
                                                   -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     465,000         293,127
                                                   -------------
Total Municipal Bonds
  (Cost $860,000)                                        688,150
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 26.6%
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     351,490         359,186
                                                   -------------


FEDERAL HOME LOAN BANK 0.5%
  5.00%, due 11/17/17                  1,050,000       1,203,824
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.3%
  5.75%, due 6/27/16                     630,000         675,953
                                                   -------------


v FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.9%
  3.00%, due 8/1/10                      259,274         256,509
  4.296%, due 3/1/35 (a)                 676,208         675,399
  5.00%, due 8/1/33                      502,638         514,911
  5.00%, due 10/1/35                     914,294         935,619
  5.027%, due 6/1/35 (a)                 873,438         878,289
  5.50%, due 1/1/21                    1,465,221       1,512,370
  5.50%, due 2/1/33                      353,136         363,042
  5.50%, due 7/1/34                    1,805,700       1,852,894
  5.50%, due 11/1/35                     975,835       1,000,120
  5.50%, due 1/1/36                    2,344,174       2,402,512
  5.50%, due 9/1/36                      344,868         353,396
  6.00%, due 3/1/36                      996,243       1,027,574
  6.50%, due 4/1/37                      675,365         702,236
                                                   -------------
                                                      12,474,871
                                                   -------------

v FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.0%
  4.625%, due 5/1/13                   1,990,000       2,061,660
  5.125%, due 1/2/14                     545,000         575,934
                                                   -------------
                                                       2,637,594
                                                   -------------




M-334    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
v FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.6%
  4.50%, due 4/1/18                  $   474,180   $     487,728
  4.50%, due 7/1/18                    1,599,980       1,645,694
  4.50%, due 9/1/20                      661,594         678,016
  5.00%, due 9/1/20                      268,563         276,404
  5.00%, due 10/1/20                     274,753         282,775
  5.00%, due 12/1/20                   1,410,268       1,451,443
  5.00%, due 7/1/35                      431,229         440,882
  5.00%, due 2/1/36                      471,620         482,177
  5.00%, due 5/1/36                    1,519,449       1,553,464
  5.50%, due 2/1/17                    1,649,037       1,707,254
  5.50%, due 4/1/21                    1,641,887       1,695,234
  5.50%, due 6/1/21                    2,541,665       2,622,261
  5.50%, due 11/1/33                   1,520,615       1,562,496
  5.50%, due 12/1/33                     963,886         990,434
  5.50%, due 6/1/34                    1,108,812       1,138,658
  5.50%, due 7/1/37                    1,288,750       1,322,562
  5.50%, due 11/25/38 TBA
  (i)                                  4,540,000       4,653,500
  6.00%, due 1/1/33                      477,897         493,822
  6.00%, due 3/1/33                      498,011         514,295
  6.00%, due 9/1/34                      645,704         666,313
  6.00%, due 9/1/35                    2,018,096       2,083,213
  6.00%, due 10/1/35                   1,506,653       1,553,094
  6.00%, due 6/1/36                    1,196,613       1,233,311
  6.00%, due 4/1/37                      964,792         979,179
  6.00%, due 11/25/38 TBA
  (i)                                  1,250,000       1,286,719
  6.50%, due 6/1/31                      184,142         192,716
  6.50%, due 8/1/31                      166,979         174,754
  6.50%, due 10/1/31                     242,618         253,915
  6.50%, due 2/1/37                      662,555         688,916
  6.50%, due 10/25/38 TBA
  (i)                                  1,685,000       1,743,975
                                                   -------------
                                                      34,855,204
                                                   -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                     487,716         485,780
                                                   -------------


FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series R001, Class AE
  4.375%, due 4/15/15                    703,114         710,548
                                                   -------------


v GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.4%
  6.00%, due 4/15/29                     383,110         397,901
  6.00%, due 8/15/32                     760,942         788,637
  6.00%, due 11/25/38 TBA
  (i)                                  1,070,000       1,103,771
  6.50%, due 1/1/39 TBA (i)            1,290,000       1,341,198
                                                   -------------
                                                       3,631,507
                                                   -------------

v UNITED STATES TREASURY BONDS 3.1%
  4.375%, due 2/15/38                  2,595,000       3,475,678
  6.25%, due 8/15/23                   1,130,000       1,541,214
  6.25%, due 5/15/30                   1,780,000       2,676,675
  6.875%, due 8/15/25                    220,000         334,503
                                                   -------------
                                                       8,028,070
                                                   -------------

v UNITED STATES TREASURY NOTES 1.2%
  3.75%, due 11/15/18                    480,000         543,374
  4.00%, due 8/15/18                     770,000         889,170
  4.75%, due 8/15/17                       2,000           2,391
  4.875%, due 8/15/16                  1,300,000       1,553,399
                                                   -------------
                                                       2,988,334
                                                   -------------
Total U.S. Government & Federal Agencies
  (Cost $65,402,475)                                  68,050,871
                                                   -------------



YANKEE BONDS 3.1% (J)
----------------------------------------------------------------

BANKS 0.1%
ATF Capital B.V.
  9.25%, due 2/21/14 (d)                 290,000         188,500
                                                   -------------


BEVERAGES 0.2%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                    245,000         239,244
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11                   375,000         411,563
                                                   -------------
                                                         650,807
                                                   -------------

BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17                    145,000         135,575
                                                   -------------


BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)                440,000         136,400
                                                   -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15 (d)(f)               70,000           5,512
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                 285,000         148,200
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-335

                                       PRINCIPAL
                                          AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
ELECTRIC 0.2%
Intergen N.V.
  9.00%, due 6/30/17 (d)             $   140,000   $     114,800
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)                360,000         360,323
                                                   -------------
                                                         475,123
                                                   -------------

ELECTRONICS 0.0%++
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                   220,000          85,800
                                                   -------------


FOREIGN SOVEREIGN 0.7%
Israel Government AID Bond
  5.50%, due 12/4/23                   1,040,000       1,288,238
Panama Government
  International Bond
  7.125%, due 1/29/26                    645,000         607,912
Republic of Venezuela
  6.00%, due 12/9/20                     217,000          80,833
                                                   -------------
                                                       1,976,983
                                                   -------------

FOREST PRODUCTS & PAPER 0.0%++
Bowater Canada Finance
  7.95%, due 11/15/11                     10,000           1,050
Catalyst Paper Corp.
  7.375%, due 3/1/14                      65,000          24,050
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                    120,000          70,800
                                                   -------------
                                                          95,900
                                                   -------------

HEALTH CARE--PRODUCTS 0.1%
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                    375,000         369,940
                                                   -------------


HOLDING COMPANY--DIVERSIFIED 0.2%
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (d)                 485,000         475,644
                                                   -------------


INSURANCE 0.1%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                     15,000          10,800
  8.30%, due 4/15/26                      10,000           6,800
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                 250,000         244,802
                                                   -------------
                                                         262,402
                                                   -------------

MEDIA 0.4%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (d)                435,000         444,093
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)                760,000         558,228
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                      25,000          11,000
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (d)                   80,000          30,400
Quebecor Media, Inc.
  7.75%, due 3/15/16                      10,000           6,750
Videotron, Ltee
  6.375%, due 12/15/15                    50,000          39,250
                                                   -------------
                                                       1,089,721
                                                   -------------

OIL & GAS 0.5%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)                 200,000         130,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                 402,504         293,828
Shell International Finance
  B.V.
  6.375%, due 12/15/38                   715,000         804,367
                                                   -------------
                                                       1,228,195
                                                   -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  5.953%, due 12/1/13 (a)                 40,000          19,400
                                                   -------------


TELECOMMUNICATIONS 0.3%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                     60,000          54,000
Nortel Networks, Ltd.
  10.75%, due 7/15/16                     45,000          11,925
Rogers Wireless, Inc.
  9.625%, due 5/1/11                     145,000         151,304
Satelites Mexicanos S.A. de
  C.V.
  12.512%, due 11/30/11 (a)               55,000          29,150
Telecom Italia Capital S.A.
  4.875%, due 10/1/10                    525,000         475,125
                                                   -------------
                                                         721,504
                                                   -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                      20,000          16,364
                                                   -------------
Total Yankee Bonds
  (Cost $9,453,693)                                    8,081,970
                                                   -------------
Total Long-Term Bonds
  (Cost $133,587,228)                                126,124,637
                                                   -------------





M-336    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS 46.2%
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.7%
Cobham PLC                                42,653   $     126,820
L-3 Communications Holdings,
  Inc.                                    16,200       1,195,236
Northrop Grumman Corp.                    13,300         599,032
Rolls-Royce Group PLC (k)                 26,100         127,861
 v  United Technologies
  Corp.                                   43,600       2,336,960
                                                   -------------
                                                       4,385,909
                                                   -------------

AGRICULTURE 0.6%
Philip Morris International,
  Inc.                                    35,300       1,535,903
                                                   -------------


AIRLINES 0.0%++
Delta Air Lines, Inc. (k)                  1,115          12,778
                                                   -------------


APPAREL 0.0%++
Esprit Holdings, Ltd.                     11,200          63,840
                                                   -------------


BANKS 2.3%
Bank of America Corp.                     58,700         826,496
Bank of New York Mellon
  Corp. (The)                             20,585         583,173
Capital One Financial Corp.               22,500         717,525
DBS Group Holdings, Ltd.                  18,300         108,560
HSBC Holdings PLC                          9,000          86,141
PNC Financial Services
  Group, Inc.                             18,300         896,700
U.S. Bancorp                              62,400       1,560,624
Wells Fargo & Co.                         35,000       1,031,800
                                                   -------------
                                                       5,811,019
                                                   -------------

BEVERAGES 1.5%
Chattem, Inc. (k)                          2,900         207,437
Coca-Cola Co. (The)                       27,500       1,244,925
Diageo PLC                                 6,000          83,463
Hansen Natural Corp. (k)                  15,000         502,950
PepsiCo, Inc.                             30,600       1,675,962
                                                   -------------
                                                       3,714,737
                                                   -------------

BIOTECHNOLOGY 2.0%
Amgen, Inc. (k)                            6,300         363,825
Celgene Corp. (k)                         19,100       1,055,848
Genentech, Inc. (k)                       15,600       1,293,396
 v  Gilead Sciences, Inc.
  (k)                                     48,200       2,464,948
                                                   -------------
                                                       5,178,017
                                                   -------------

BUILDING MATERIALS 0.0%++
Geberit A.G.                                 586          63,131
                                                   -------------


CAPITAL MARKETS 0.1%
Affiliated Managers Group,
  Inc. (k)                                 8,300         347,936
                                                   -------------


CHEMICALS 1.1%
E.I. du Pont de Nemours &
  Co.                                     25,000         632,500
Monsanto Co.                              10,500         738,675
Nitto Denko Corp.                            900          17,291
Praxair, Inc.                             25,100       1,489,936
                                                   -------------
                                                       2,878,402
                                                   -------------

COMMERCIAL SERVICES 0.5%
Alliance Data Systems Corp.
  (k)                                     17,400         809,622
Iron Mountain, Inc. (k)                   23,100         571,263
                                                   -------------
                                                       1,380,885
                                                   -------------

COMPUTERS 3.0%
Apple, Inc. (k)                           15,000       1,280,250
EMC Corp. (k)                             60,797         636,545
Hewlett-Packard Co.                       59,800       2,170,142
Indra Sistemas S.A.                        1,100          24,994
 v  International Business
  Machines Corp.                          26,200       2,204,992
Logitech International S.A.
  (k)                                     25,000         389,500
OBIC Co., Ltd.                               580          94,902
Otsuka Corp.                                 500          22,687
Research In Motion, Ltd. (k)              21,875         887,687
Wincor Nixdorf A.G                           300          14,303
                                                   -------------
                                                       7,726,002
                                                   -------------

COSMETICS & PERSONAL CARE 1.2%
Avon Products, Inc.                       35,900         862,677
Colgate-Palmolive Co.                     18,300       1,254,282
Procter & Gamble Co. (The)                17,000       1,050,940
                                                   -------------
                                                       3,167,899
                                                   -------------

DISTRIBUTION & WHOLESALE 0.1%
LKQ Corp. (k)                             29,700         346,302
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.3%
Citigroup, Inc.                           81,700         548,207
Goldman Sachs Group, Inc.
  (The)                                   12,200       1,029,558
JPMorgan Chase & Co.                      52,984       1,670,586
                                                   -------------
                                                       3,248,351
                                                   -------------

ELECTRIC 0.7%
FirstEnergy Corp.                          9,700         471,226
NRG Energy, Inc. (k)                      34,400         802,552
Scottish & Southern Energy
  PLC                                     10,400         183,121
Terna S.p.A.                             100,200         328,084
                                                   -------------
                                                       1,784,983
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp. (k)                   11,500         203,435
                                                   -------------


ELECTRONICS 1.4%
Amphenol Corp. Class A                    50,300       1,206,194
Avnet, Inc. (k)                           10,800         196,668
HOYA Pentax HD Corp.                      11,500         199,776


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-337


                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
ELECTRONICS (CONTINUED)
Keyence Corp.                                900   $     184,280
Murata Manufacturing Co.,
  Ltd.                                     2,500          98,000
Thermo Fisher Scientific,
  Inc. (k)                                47,400       1,614,918
Venture Corp., Ltd.                        7,000          21,412
                                                   -------------
                                                       3,521,248
                                                   -------------

ENGINEERING & CONSTRUCTION 0.0%++
ABB, Ltd. (k)                              5,300          79,893
                                                   -------------


ENTERTAINMENT 0.2%
OPAP S.A.                                 14,450         415,703
                                                   -------------


FOOD 1.7%
General Mills, Inc.                       25,400       1,543,050
Kroger Co. (The)                          66,500       1,756,265
Nestle S.A. Registered                    10,500         413,832
Nissin Foods Holdings Co.,
  Ltd.                                     3,100         108,726
Tesco PLC                                 89,800         467,850
Unilever N.V., CVA                         6,400         155,073
                                                   -------------
                                                       4,444,796
                                                   -------------

GAS 0.4%
Enagas                                    18,500         405,842
Snam Rete Gas S.p.A.                     107,355         592,965
Tokyo Gas Co., Ltd.                        3,800          19,257
                                                   -------------
                                                       1,018,064
                                                   -------------

HEALTH CARE--PRODUCTS 2.5%
Alcon, Inc.                                3,095         276,043
Baxter International, Inc.                12,300         659,157
Becton, Dickinson & Co.                   23,000       1,572,970
C.R. Bard, Inc.                           11,600         977,416
Hologic, Inc. (k)                         24,600         321,522
Johnson & Johnson                         18,800       1,124,804
St. Jude Medical, Inc. (k)                42,900       1,413,984
Synthes, Inc.                                300          37,922
                                                   -------------
                                                       6,383,818
                                                   -------------

HEALTH CARE--SERVICES 0.2%
Covance, Inc. (k)                         12,600         579,978
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.5%
Kimberly-Clark Corp.                      21,400       1,128,636
                                                   -------------


INSURANCE 0.4%
Aflac, Inc.                                1,250          57,300
Assicurazioni Generali
  S.p.A.                                   1,700          46,603
Hannover Rueckversicherung
  A.G.                                     4,670         148,570
MetLife, Inc.                             22,000         766,920
                                                   -------------
                                                       1,019,393
                                                   -------------

INTERNET 0.5%
Akamai Technologies, Inc.
  (k)                                     24,800         374,232
Equinix, Inc. (k)                         18,100         962,739
Trend Micro, Inc. (k)                      1,000          34,916
                                                   -------------
                                                       1,371,887
                                                   -------------

IRON & STEEL 0.1%
Nucor Corp.                                6,100         281,820
                                                   -------------


MACHINERY--CONSTRUCTION & MINING 0.2%
BHM Common Stock (b)(c)                    2,893              29
Caterpillar, Inc.                          8,300         370,761
                                                   -------------
                                                         370,790
                                                   -------------

MACHINERY--DIVERSIFIED 0.6%
Rockwell Automation, Inc.                 17,000         548,080
Roper Industries, Inc.                    21,700         941,997
                                                   -------------
                                                       1,490,077
                                                   -------------

MEDIA 1.2%
Cablevision Systems Corp.
  Class A                                 14,500         244,180
Comcast Corp. Class A                     18,100         305,528
DIRECTV Group, Inc. (The)
  (k)                                     38,700         886,617
MediaSet S.p.A.                           37,760         215,639
Nippon Television Network
  Corp.                                      200          21,138
Reed Elsevier N.V.                        24,883         293,174
Singapore Press Holdings,
  Ltd.                                    19,000          41,141
Societe Television Francaise
  1                                       11,678         170,746
Walt Disney Co. (The)                     41,900         950,711
Ziff Davis Media, Inc.
  (Physical Certificates)
  (b)(c)                                      89               1
                                                   -------------
                                                       3,128,875
                                                   -------------

METAL FABRICATE & HARDWARE 0.5%
MISUMI Group, Inc.                         1,700          20,394
Precision Castparts Corp.                 19,500       1,159,860
                                                   -------------
                                                       1,180,254
                                                   -------------

MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                       8,000         195,520
                                                   -------------


MISCELLANEOUS--MANUFACTURING 1.5%
3M Co.                                     7,200         414,288
Danaher Corp.                             21,900       1,239,759
General Electric Co.                      44,900         727,380
Honeywell International,
  Inc.                                    25,600         840,448
Illinois Tool Works, Inc.                 14,100         494,205



M-338    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Siemens A.G.                               1,731   $     129,653
                                                   -------------
                                                       3,845,733
                                                   -------------

OFFICE & BUSINESS EQUIPMENT 0.1%
Canon, Inc.                                  900          28,252
Neopost S.A.                               1,430         129,434
RICOH Co., Ltd.                            3,800          48,395
                                                   -------------
                                                         206,081
                                                   -------------

OIL & GAS 2.2%
Apache Corp.                               3,900         290,667
BP PLC, Sponsored ADR (l)                  8,140         380,464
Chevron Corp.                             19,400       1,435,018
ConocoPhillips                            15,800         818,440
Devon Energy Corp.                         5,900         387,689
Diamond Offshore Drilling,
  Inc.                                     2,900         170,926
ENI S.p.A., Sponsored ADR
  (l)                                        100           4,782
ENI S.p.A.                                 6,600         156,393
Hess Corp.                                 8,800         472,032
Royal Dutch Shell PLC Class
  A, ADR (l)                               4,160         220,230
Suncor Energy, Inc.                       10,600         206,700
Total S.A.                                 3,300         179,908
Transocean, Ltd. (k)                       7,900         373,275
XTO Energy, Inc.                          17,925         632,215
                                                   -------------
                                                       5,728,739
                                                   -------------

OIL & GAS SERVICES 1.0%
Baker Hughes, Inc.                        18,700         599,709
Cameron International Corp.
  (k)                                     33,700         690,850
Halliburton Co.                           12,800         232,704
National Oilwell Varco, Inc.
  (k)                                     31,200         762,528
Smith International, Inc.                 11,200         256,368
                                                   -------------
                                                       2,542,159
                                                   -------------

PACKAGING & CONTAINERS 0.2%
Crown Holdings, Inc. (k)                  24,100         462,720
                                                   -------------


PHARMACEUTICALS 3.4%
Abbott Laboratories                       24,600       1,312,902
Actelion, Ltd. Registered
  (k)                                        920          51,815
Astellas Pharma, Inc.                      3,600         146,489
Bristol-Myers Squibb Co.                  27,200         632,400
Cardinal Health, Inc.                     14,800         510,156
GlaxoSmithKline PLC                        2,000          37,129
Medco Health Solutions, Inc.
  (k)                                     41,400       1,735,074
Novartis A.G., ADR (l)                     2,600         129,376
Novartis A.G., Registered                  5,300         265,554
Pfizer, Inc.                              35,000         619,850
Roche Holding A.G.,
  Genusscheine                             3,500         538,768
Santen Pharmaceutical Co.,
  Ltd.                                     2,100          63,245
Shire, Ltd.                                3,500          51,183
Shire, Ltd., ADR (l)                         300          13,434
Takeda Pharmaceutical Co.,
  Ltd.                                     2,400         124,494
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (l)                       21,700         923,769
United Therapeutics Corp.
  (k)                                      3,600         225,180
Wyeth                                     36,000       1,350,360
                                                   -------------
                                                       8,731,178
                                                   -------------

PIPELINES 0.3%
Williams Cos., Inc.                       54,200         784,816
                                                   -------------


RETAIL 4.3%
AutoZone, Inc. (k)                         4,400         613,668
CVS Caremark Corp.                        34,400         988,656
Guess?, Inc.                              48,100         738,335
Home Depot, Inc. (The)                    30,900         711,318
Kohl's Corp. (k)                          50,500       1,828,100
Lowe's Cos., Inc.                         45,800         985,616
McDonald's Corp.                          15,500         963,945
Polo Ralph Lauren Corp.                   12,400         563,084
Target Corp.                              12,400         428,172
TJX Cos., Inc.                            52,000       1,069,640
Wal-Mart Stores, Inc.                     36,200       2,029,372
                                                   -------------
                                                      10,919,906
                                                   -------------

SEMICONDUCTORS 0.5%
Intel Corp.                               69,200       1,014,472
Skyworks Solutions, Inc. (k)              34,100         188,914
                                                   -------------
                                                       1,203,386
                                                   -------------

SOFTWARE 2.0%
Autodesk, Inc. (k)                        35,500         697,575
Fiserv, Inc. (k)                          15,300         556,461
 v  Microsoft Corp.                      134,200       2,608,848
Oracle Corp. (k)                          74,900       1,327,977
SAP A.G.                                     800          28,671
                                                   -------------
                                                       5,219,532
                                                   -------------

TELECOMMUNICATIONS 3.2%
American Tower Corp. Class A
  (k)                                     26,900         788,708
Anixter International, Inc.
  (k)                                     11,700         352,404
AT&T, Inc.                                40,000       1,140,000
Belgacom S.A.                              1,000          38,144
Cisco Systems, Inc. (k)                   22,000         358,600
Harris Corp.                              25,500         970,275
Mobistar S.A.                              1,930         139,009
Nokia OYJ, Sponsored ADR (l)              41,100         641,160
NTT DoCoMo, Inc.                              42          82,794
NTT DoCoMo, Inc., Sponsored
  ADR (l)                                 20,000         392,400
QUALCOMM, Inc.                            36,400       1,304,212
SBA Communications Corp.
  Class A (k)                             22,200         362,304


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-339


                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (l)                                      2,600   $      20,306
Telefonaktiebolaget LM
  Ericsson Class B                         2,020          15,492
Verizon Communications, Inc.              40,400       1,369,560
Vodafone Group PLC, ADR (l)               12,100         247,324
                                                   -------------
                                                       8,222,692
                                                   -------------

TOYS, GAMES & HOBBIES 0.1%
Nintendo Co., Ltd., ADR (l)                  350          16,713
Nintendo Co., Ltd.                           400         153,678
                                                   -------------
                                                         170,391
                                                   -------------

TRANSPORTATION 0.7%
ConAgra Foods, Inc.                       14,400         237,600
Kuehne + Nagel International
  A.G.                                       500          32,418
Norfolk Southern Corp.                    27,900       1,312,695
Singapore Post, Ltd.                      21,000          11,629
SMRT Corp., Ltd.                           3,900           4,490
TNT N.V.                                   7,325         140,686
                                                   -------------
                                                       1,739,518
                                                   -------------
Total Common Stocks
  (Cost $156,584,342)                                118,237,132
                                                   -------------



CONVERTIBLE PREFERRED STOCKS 0.9%
----------------------------------------------------------------

BANKS 0.3%
Bank of America Corp.
  7.25% Series L                             950         617,500
Wachovia Corp.
  7.50% Series L                             100          75,000
                                                   -------------
                                                         692,500
                                                   -------------

CHEMICALS 0.0%++
Celanese Corp.
  4.25%                                    7,200         120,825
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Affiliated Managers Group,
  Inc.
  5.10%                                    8,300         151,060
Citigroup, Inc.
  6.50% Series T                           8,700         243,513
                                                   -------------
                                                         394,573
                                                   -------------

INSURANCE 0.0%++
American International
  Group, Inc.
  8.50%                                    7,400          62,900
                                                   -------------


INVESTMENT COMPANY 0.0%++
Vale Capital, Ltd.
  5.50% Series RIO                         3,200          89,184
                                                   -------------


MINING 0.0%++
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                    2,600         123,370
                                                   -------------


PHARMACEUTICALS 0.3%
Schering-Plough Corp.
  6.00%                                    3,700         645,650
                                                   -------------


SOFTWARE 0.0%++
QuadraMed Corp. (c)(d)(m)
  5.50%                                    4,900          54,963
                                                   -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                    6,300         239,400
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $4,015,522)                                    2,423,365
                                                   -------------



EXCHANGE TRADED FUNDS 0.2% (N)
----------------------------------------------------------------

iShares MSCI EAFE Index Fund               3,200         143,584
iShares S&P Europe 350 Index
  Fund                                     9,410         293,027
Vanguard Europe Pacific                    3,200          87,904
                                                   -------------
Total Exchange Traded Funds
  (Cost $716,345)                                        524,515
                                                   -------------


PREFERRED STOCK 0.0%++
----------------------------------------------------------------

FINANCE 0.0%++
General Motors Acceptance
  Corp. Preferred Blocker,
  Inc.
  9.00% (d)                                   32          10,072
                                                   -------------
Total Preferred Stock
  (Cost $10,072)                                          10,072
                                                   -------------





M-340    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       NUMBER OF
                                          RIGHTS           VALUE
RIGHTS 0.0%++
----------------------------------------------------------------

BANKS 0.0%++
DBS Group Holdings, Ltd.
  Expires 1/23/09 (b)(k)                   9,150   $      19,074
                                                   -------------
Total Rights
  (Cost $0)                                               19,074
                                                   -------------



                                       NUMBER OF
                                        WARRANTS
WARRANTS 0.0%++
----------------------------------------------------------------

AIRLINES 0.0%++
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/03/18 (d)(k)                   9,714          41,252
                                                   -------------
Total Warrants
  (Cost $38,724)                                          41,252
                                                   -------------



SHORT-TERM INVESTMENT 6.3%
----------------------------------------------------------------

REPURCHASE AGREEMENT 6.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $16,119,019
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 1/29/09, with a
  Principal Amount of
  $16,445,000 and a Market
  Value of $16,445,000).             $16,119,011      16,119,011
                                                   -------------
Total Short-Term Investment
  (Cost $16,119,011)                                  16,119,011
                                                   -------------
Total Investments
  (Cost $311,071,244) (o)                  102.9%    263,499,058
Liabilities in Excess of
  Cash and Other Assets                     (2.9)     (7,506,801)
                                           -----    ------------
Net Assets                                 100.0%  $ 255,992,257
                                           =====    ============





+++  On a daily basis New York Life Investments
     confirms that the value of the Portfolio's liquid
     assets (liquid portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in effect
     at December 31, 2008.
(b)  Fair valued security. The total market value of
     these securities at December 31, 2008 is
     $1,113,881, which represents 0.4% of the
     Portfolio's net assets.
(c)  Illiquid security.  The total market value of
     these securities at December 31, 2008 is
     $2,134,367, which represents 0.8% of the
     Portfolio's net assets.
(d)  May be sold to institutional investors only under
     Rule 144A or securities offered pursuant to
     Section 4(2) of the Securities Act of 1933, as
     amended.
(e)  Subprime mortgage investment and other asset-
     backed securities. The total market value of the
     securities at December 31, 2008 is $645,542, which
     represents 0.3% of the Portfolio's net assets.
(f)  Issue in default.
(g)  PIK ("Payment in Kind")--interest or dividend
     payment is made with additional securities.
(h)  Floating Rate Loan--generally pays interest at
     rates which are periodically re-determined at a
     margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate
     shown is the rate(s) in effect at December 31,
     2008. Floating Rate Loans are generally considered
     restrictive in that the Portfolio is ordinarily
     contractually obligated to receive consent from
     the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(i)  TBA: Securities purchased on a forward commitment
     basis with an approximate principal amount and
     maturity date. The actual principal amount and
     maturity date will be determined upon settlement.
     The market value of these securities at December
     31, 2008 is $10,129,163, which represents 4.0% of
     the Portfolio's net assets. All or a portion of
     these securities were acquired under a mortgage
     dollar roll agreement.
(j)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m)  Restricted security.
(n)  Exchange Traded Fund--represents a basket of
     securities that are traded on an exchange.
(o)  At December 31, 2008, cost is $312,575,944 for
     federal income tax purposes and net unrealized
     depreciation is as follows:



Gross unrealized appreciation                        $  6,012,552
Gross unrealized depreciation                         (55,089,438)
                                                     ------------
Net unrealized depreciation                          $(49,076,886)
                                                     ============



The following abbreviation is used in the above portfolio:

E    --Euro


The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                          INVESTMENTS IN    OTHER FINANCIAL
 VALUATION INPUTS             SECURITIES    INSTRUMENTS (A)
Level 1--Quoted Prices      $112,352,869            $    --
Level 2--Other
  Significant Observable
  Inputs                     150,032,308             (5,125)
Level 3--Significant
  Unobservable Inputs          1,113,881                 --
                            ------------            -------
Total                       $263,499,058            $(5,125)
                            ============            =======





(a) Other financial instruments include foreign forward currency contracts.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-341

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                    INVESTMENTS IN
                                        SECURITIES
Balance as of 12/31/2007                $  955,192
Accrued discounts/premiums                  (1,070)
Realized gain (loss)                            --
Change in unrealized
  appreciation/depreciation               (228,999)
Net purchases (sales)                       89,785
Net transfers in and/or out of
  Level 3                                  298,973
                                        ----------
Balance as of 12/31/08                  $1,113,881
                                        ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  12/31/08                                 (71,829)





M-342    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $311,071,244)     $263,499,058
Cash                                       31,939
Cash denominated in foreign
  currencies
  (identified cost $640,568)              632,657
Receivables:
  Investment securities sold            7,816,373
  Dividends and interest                1,230,515
  Fund shares sold                         50,752
Other assets                                  939
Unrealized appreciation on foreign
  currency forward contracts               94,355
                                     ------------
     Total assets                     273,356,588
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      16,891,612
  Manager (See Note 3)                    129,078
  Fund shares redeemed                     99,743
  Shareholder communication                54,165
  Professional fees                        45,973
  Custodian                                30,091
  NYLIFE Distributors (See Note 3)          8,546
  Directors                                 1,147
Accrued expenses                            4,496
Unrealized depreciation on foreign
  currency forward contracts               99,480
                                     ------------
     Total liabilities                 17,364,331
                                     ------------
Net assets                           $255,992,257
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    239,111
Additional paid-in capital            324,133,854
                                     ------------
                                      324,372,965
Accumulated undistributed net
  investment income                     8,875,700
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (29,669,852)
Net unrealized depreciation on
  investments                         (47,572,186)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (14,370)
                                     ------------
Net assets                           $255,992,257
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $217,037,316
                                     ============
Shares of capital stock outstanding    20,261,776
                                     ============
Net asset value per share
  outstanding                        $      10.71
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 38,954,941
                                     ============
Shares of capital stock outstanding     3,649,325
                                     ============
Net asset value per share
  outstanding                        $      10.67
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-343

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $   7,039,695
  Dividends (a)                          3,778,084
  Income from securities
     loaned--net                           266,190
                                     -------------
     Total income                       11,083,969
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,649,399
  Administration (See Note 3)              261,696
  Distribution and service--Service
     Class
     (See Note 3)                          124,406
  Custodian                                112,405
  Professional fees                        111,502
  Shareholder communication                 69,137
  Directors                                 14,392
  Miscellaneous                             23,815
                                     -------------
     Total expenses                      2,366,752
                                     -------------
Net investment income                    8,717,217
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (28,866,871)
  Written option transactions               66,266
  Foreign currency transactions            276,359
                                     -------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (28,524,246)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (84,413,407)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts             (6,065)
                                     -------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (84,419,472)
                                     -------------
Net realized and unrealized loss on
  Investments, written options and
  foreign currency transactions       (112,943,718)
                                     -------------
Net decrease in net assets
  resulting from operations          $(104,226,501)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $91,334.



M-344    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $   8,717,217   $ 10,866,626
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions          (28,524,246)    43,918,509
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions          (84,419,472)   (21,687,680)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (104,226,501)    33,097,455
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                 (9,402,099)    (8,577,228)
    Service Class                 (1,499,195)    (1,187,850)
                               ----------------------------
                                 (10,901,294)    (9,765,078)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                (36,885,474)   (25,978,319)
    Service Class                 (6,449,737)    (3,993,425)
                               ----------------------------
                                 (43,335,211)   (29,971,744)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (54,236,505)   (39,736,822)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          10,853,857     20,714,544
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               54,236,505     39,736,822
 Cost of shares redeemed         (83,245,016)   (85,087,776)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions          (18,154,654)   (24,636,410)
                               ----------------------------
    Net decrease in net
     assets                     (176,617,660)   (31,275,777)

NET ASSETS:
Beginning of year                432,609,917    463,885,694
                               ----------------------------
End of year                    $ 255,992,257   $432,609,917
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   8,875,700   $ 10,899,476
                               ============================







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-345

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  18.40    $  18.78    $  17.48    $  16.67    $  15.93
                            --------    --------    --------    --------    --------
Net investment income           0.47        0.47(a)     0.37(a)     0.33(a)     0.28(b)
Net realized and
  unrealized gain (loss)
  on investments               (5.40)       0.97        1.30        0.75        0.74
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (4.93)       1.44        1.67        1.08        1.02
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.56)      (0.45)      (0.12)      (0.27)      (0.28)
  From net realized gain
     on investments            (2.20)      (1.37)      (0.25)         --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (2.76)      (1.82)      (0.37)      (0.27)      (0.28)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  10.71    $  18.40    $  18.78    $  17.48    $  16.67
                            ========    ========    ========    ========    ========
Total investment return       (26.92%)      7.51%       9.50%       6.50% (c)   6.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.55%       2.42%       2.06%       1.96%       1.64%(b)
  Net expenses                  0.65%       0.58%       0.59%       0.37%       0.62%
  Expenses (before
     reimbursement)             0.65%       0.58%       0.59%       0.58%       0.62%
Portfolio turnover rate           94%(d)      76%         61%(d)      76%(d)     111%
Net assets at end of year
  (in 000's)                $217,037    $373,886    $408,052    $451,605    $523,683




(a)  Per share data based on average shares outstanding during the year.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class shares and Service Class shares, respectively, for the year ended December 31, 2005.
(d) The portfolio turnover rate not including mortgage dollar rolls were 78%, 51% and 39% for the years ended December 31, 2008, 2006 and 2005, respectively.





M-346    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      ---------------------------------------------------
                    YEAR ENDED DECEMBER 31,
      ---------------------------------------------------

        2008       2007       2006       2005       2004

      $ 18.33    $ 18.72    $ 17.43    $ 16.64    $ 15.92
      -------    -------    -------    -------    -------
         0.40       0.42(a)    0.33(a)    0.29(a)    0.24(b)
        (5.35)      0.97       1.29       0.73       0.73
      -------    -------    -------    -------    -------
        (4.95)      1.39       1.62       1.02       0.97
      -------    -------    -------    -------    -------

        (0.51)     (0.41)     (0.08)     (0.23)     (0.25)
        (2.20)     (1.37)     (0.25)        --         --
      -------    -------    -------    -------    -------
        (2.71)     (1.78)     (0.33)     (0.23)     (0.25)
      -------    -------    -------    -------    -------
      $ 10.67    $ 18.33    $ 18.72    $ 17.43    $ 16.64
      =======    =======    =======    =======    =======
       (27.10%)     7.24%      9.23%      6.19%(c)   6.10%

         2.30%      2.17%      1.81%      1.71%      1.39%(b)
         0.90%      0.83%      0.84%      0.62%      0.87%
         0.90%      0.83%      0.84%      0.83%      0.87%
           94%(d)     76%        61%(d)     76%(d)    111%
      $38,955    $58,724    $55,833    $48,909    $37,849




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-347

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
January 23, 1984     Bond and Common Stock
                     Portfolios
----------------------------------------------------
January 29, 1993     Capital Appreciation, Cash
                     Management, Government, S&P 500
                     Index and Total Return
                     Portfolios
----------------------------------------------------
May 1, 1995          High Yield Corporate Bond and
                     International Equity Portfolios
----------------------------------------------------
October 1, 1996      Convertible Portfolio
----------------------------------------------------
May 1, 1998          Developing Growth, ICAP Select
                     Equity and Large Cap Growth
                     Portfolios
----------------------------------------------------
July 2, 2001         Mid Cap Core, Mid Cap Growth,
                     Mid Cap Value and Small Cap
                     Growth Portfolios
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       PORTFOLIOS
June 4, 2003         Bond, Government, High Yield
                     Corporate Bond and Total Return
                     Portfolios
----------------------------------------------------
June 5, 2003         Capital Appreciation, Common
                     Stock, Convertible, Developing
                     Growth, ICAP Select Equity,
                     International Equity, Mid Cap
                     Core, Mid Cap Growth, Mid Cap
                     Value, S&P 500 Index and Small
                     Cap Growth Portfolios
----------------------------------------------------
June 6, 2003         Large Cap Growth Portfolio
----------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
----------------------------------------------------
February 13, 2006    Conservative Allocation, Growth
                     Allocation, Moderate Allocation
                     and Moderate Growth Allocation
                     Portfolios
----------------------------------------------------



The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek superior total return.



M-348    MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY: to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as "fund-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Portfolios/Funds").

The High Yield Corporate Bond Portfolio invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium --a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Cash Management Portfolio is participating in the U.S. Treasury Department's temporary Money Market Guarantee Program, the details of which are disclosed in Note 11.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each valuation date. Investments in other funds are valued at their net asset values ("NAV") at the close of the New York Stock Exchange on the date of valuation.

Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans. As of December 31, 2008, 100% of total

                                                mainstayinvestments.com    M-349
investments in loans were valued based on prices from such services. Options and futures contracts are valued at the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2008, the Convertible, Developing Growth, Government, High Yield Corporate Bond, International Equity and Total Return Portfolios held securities with values of $234, $1, $1,422,948, $5,474,508, $786,202 and $1,113,881, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios, including the International Equity Portfolio principally trade, and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures. At December 31, 2008, foreign securities held by the Portfolios were fair valued.

The Portfolios adopted Financial Accounting Standards Board ( "FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for each Portfolio's investments is included at the end of each Portfolio's Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios utilized the


M-350    MainStay VP Series Fund, Inc.

following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Each Portfolio is subject to Interpretation No. 48 "Accounting for Uncertainty in Income Taxes ("FIN 48")," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios have recorded no tax liabilities pursuant to FIN 48. Each of the Portfolio's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or

                                                mainstayinvestments.com    M-351
netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. A Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6.)

(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Funds' Board of Directors. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan assignments and participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(K) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "'marking to market" such contract on a daily


M-352    MainStay VP Series Fund, Inc.

basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges that minimize counterparty credit risks. The Balanced Portfolio, Bond Portfolio and S&P 500 Index Portfolio invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond, International Equity and Total Return Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance their returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6)

(N) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The

                                                mainstayinvestments.com    M-353
securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O) SECURITIES LENDING. In order to realize additional income, each Portfolio other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnifies the Portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(P) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Convertible, High Yield Corporate Bond and Total Return Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(Q) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios of the Fund under an Amended and Restated Management Agreement ("Management Agreement"). The Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by New York Life Investments. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth and Total Return Portfolios, under a Subadvisory Agreement with New York Life Investments. Institutional Capital LLC ("ICAP"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio. Pursuant to a Subadvisory Agreement with New York Life Investments, Lord Abbett & Co., a registered investment adviser, serves as Subadvisor to the Developing Growth Portfolio, and Winslow Capital Management, Inc. ("Winslow") serves as the Subadvisor to the Large Cap Growth


M-354    MainStay VP Series Fund, Inc.

Portfolio. Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street Bank and Trust Company is compensated by New York Life Investments.

Effective May 1, 2008, the Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. These contractual waivers may be modified or terminated only with the approval of the Board of Directors. Pursuant to the expense reimbursement agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from a Portfolio pursuant to the agreement if such action does not cause the respective Portfolio to exceed the existing expense limitation and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.


                                     ANNUAL RATE
Balanced Portfolio                          0.75%(a)
------------------------------------------------
Bond Portfolio                              0.50%(b)
------------------------------------------------
Capital Appreciation Portfolio              0.61%(c)
------------------------------------------------
Cash Management Portfolio                   0.45%(d)
------------------------------------------------
Common Stock Portfolio                      0.55%(e)
------------------------------------------------
Conservative Allocation Portfolio           0.00%(f)
------------------------------------------------
Convertible Portfolio                       0.60%(c)
------------------------------------------------
Developing Growth Portfolio                 0.80%(g)
------------------------------------------------
Floating Rate Portfolio                     0.60%
------------------------------------------------
Government Portfolio                        0.50%(b)
------------------------------------------------
Growth Allocation Portfolio                 0.00%(f)
------------------------------------------------
High Yield Corporate Bond Portfolio         0.57%(h)
------------------------------------------------
ICAP Select Equity Portfolio                0.80%(i)
------------------------------------------------
International Equity Portfolio              0.89%(j)
------------------------------------------------
Large Cap Growth Portfolio                  0.75%(k)
------------------------------------------------
Mid Cap Core Portfolio                      0.85%(l)
------------------------------------------------
Mid Cap Growth Portfolio                    0.75%(m)
------------------------------------------------
Mid Cap Value Portfolio                     0.70%(n)
------------------------------------------------
Moderate Allocation Portfolio               0.00%(f)
------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 0.00%(f)
------------------------------------------------
S&P 500 Index Portfolio                     0.30%(o)
------------------------------------------------
Small Cap Growth Portfolio                  0.90%(p)
------------------------------------------------
Total Return Portfolio                      0.57%(q)
------------------------------------------------



(a) On assets up to $1 billion and 0.70% on assets in excess of $1 billion. Prior to May 1, 2008, the management fee for the Balanced Portfolio was 0.75% of the Portfolio's average daily net assets.

(b) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.

(c)  On assets up to $1 billion and 0.50% on assets in excess of $1 billion.

(d) On assets up to $500 million, 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion.

(e) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(f) New York Life Investments has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class shares (excluding underlying fund expenses) do not exceed 0.25%. New York Life Investments will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. At December 31, 2008, the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

(g) On assets up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion.

(h) On assets up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% on assets in excess of $5 billion.

(i) On assets up to $250 million, 0.75% from $250 million to $1 billion and 0.74% on assets in excess of $1 billion. Effective May 1, 2008, New York Life Investments contractually agreed to waive a portion of the management fee for the ICAP Select Equity Portfolio to 0.75% on assets up to $250 million, 0.70% from $250 million to $1 billion and 0.69% in excess of $1 billion. This waiver will be in effect through May 1, 2009. For the period May 1, 2008 through

                                                mainstayinvestments.com    M-355

     December 31, 2008, New York Life Investments waived its fees in the amount of $270,045, which may not be recouped by New York Life Investments.

(j)  On assets up to $500 million and 0.85% on assets in excess of $500 million.

(k) On assets up to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion. On behalf of the Large Cap Growth Portfolio, the Subadvisory Agreement between New York Life Investments and Winslow includes breakpoints based on the aggregation of assets of all New York Life Investments-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, New York Life Investments may provide a management fee waiver as breakpoints are reached. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Large Cap Growth Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed the existing expense limitation and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. For the period May 1, 2008 through December 31, 2008, New York Life Investments waived $42,772, which may not be recouped by New York Life Investments.

(l) On assets up to $1 billion and 0.80% on assets in excess of $1 billion. Prior to May 1, 2008, the management fee for the Mid Cap Core Portfolio was 0.85% of the Portfolio's average daily net assets. Additionally, from January 1, 2007, to May 1, 2008, New York Life Investments contractually agreed to waive a portion of its management fee to 0.80% for assets over $500 million. For the year ended December 31, 2008, it was not necessary for New York Life Investments to waive any fees.

(m) On assets up to $500 million and 0.70% on assets in excess of $500 million. Prior to May 1, 2008, the management fee for the Mid Cap Growth Portfolio was 0.75% of the Portfolio's average daily net assets.

(n) On assets up to $500 million and 0.65% on assets in excess of $500 million. Prior to May 1, 2008, the management fee for the Mid Cap Value Portfolio was 0.70% of the Portfolio's average daily net assets.

(o) On assets up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% on assets in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee for the S&P 500 Index Portfolio to 0.25% on assets up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% on assets in excess of $3 billion. For the period May 1, 2008 through December 31, 2008, the Manager waived its fees in the amount of $356,397, which may not be recouped by New York Life Investments.

(p) On assets up to $1 billion and 0.85% on assets in excess of $1 billion. Prior to May 1, 2008, the management fee for the Small Cap Growth Portfolio was 0.90% of the Portfolio's average daily net assets.

(q)  On assets up to $1 billion and 0.55% on assets in excess of $1 billion.

Prior to May 1, 2008, the Fund, on behalf of the 13 Portfolios listed below, paid separate fees for advisory and administrative services. The Fund, on behalf of these Portfolios, paid New York Life Investments a fee for investment advisory services performed at the annual percentage of the average daily net assets of the Portfolios as provided in the table below. In addition, each of the 13 Portfolios also paid New York Life Investments a monthly fee for administrative services performed and the facilities furnished by New York Life Investments at the annual rate of 0.20% of the average daily net assets of each Portfolio.

On March 17, 2008, shareholders of these Portfolios approved a Restated Management Agreement that consolidated the investment advisory services and administrative services provided to the Portfolios by New York Life Investments and provided for a new fee schedule and breakpoints. The Restated Management Agreement became effective May 1, 2008.

                                    ANNUAL RATE FOR THE
                            PERIOD PRIOR TO MAY 1, 2008
Bond Portfolio                                     0.25%
-------------------------------------------------------
Capital Appreciation
  Portfolio                                        0.36%
-------------------------------------------------------
Cash Management Portfolio                          0.25%(a)
-------------------------------------------------------
Common Stock Portfolio                             0.25%
-------------------------------------------------------
Convertible Portfolio                              0.36%
-------------------------------------------------------
Developing Growth
  Portfolio                                        0.60%(b)
-------------------------------------------------------
Government Portfolio                               0.30%
-------------------------------------------------------
High Yield Corporate Bond
  Portfolio                                        0.30%
-------------------------------------------------------
ICAP Select Equity
  Portfolio                                        0.60%(c)
-------------------------------------------------------
International Equity
  Portfolio                                        0.60%
-------------------------------------------------------
Large Cap Growth Portfolio                         0.50%(d)
-------------------------------------------------------
S&P 500 Index Portfolio                            0.10%(e)
-------------------------------------------------------
Total Return Portfolio                             0.32%
-------------------------------------------------------



(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

(b) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(c) Prior to May 1, 2008, New York Life Investments contractually agreed to waive a portion of its advisory fee to 0.55% on assets up to $250 million and 0.50% in excess of $250 million. Without this contractual waiver, the actual advisory fee would have been 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. For the period January 1, 2008 through April 30, 2008, New York Life Investments waived its fees in the amount of $65,339, which may not be recouped by New York Life Investments.

(d) On assets up to $200 million and 0.40% on assets in excess of $200 million. The Subadvisory Agreement between New York Life Investments and the Subadvisor includes breakpoints based on the aggregate of assets of all New York Life Investments-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, New York Life Investments may provide a


M-356    MainStay VP Series Fund, Inc.

    management fee waiver as breakpoints in the Subadvisory Agreement are reached. For the period January 1, 2008 through April 30, 2008, New York Life Investments waived fees in the amount of $18,219, which may not be recouped by New York Life Investments.

(e) Prior to May 1, 2008, New York Life Investments contractually agreed to waive a portion of its advisory fee to 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would have been 0.10% on assets up to $1 billion and 0.075% on assets in excess of $1 billion. For the period January 1, 2008 through April 30, 2008, New York Life Investments waived its fees in the amount of $216,369, which may not be recouped by New York Life Investments.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(D) CAPITAL. At December 31, 2008, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         5.67%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       7.69
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.74
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 3.92
----------------------------------------------
MainStay Growth Equity Fund Class I       6.54
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.59
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       1.00
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       4.70
----------------------------------------------
MainStay MAP Fund Class I                 0.89
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  17.68
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           3.42
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          30.47
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.27
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.45
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 1.70%
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           8.63
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.02
----------------------------------------------
MainStay Value Fund Class I               2.17
----------------------------------------------




 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         9.07%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      11.19
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                11.58
----------------------------------------------
MainStay Growth Equity Fund Class I       8.01
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.20
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.75
----------------------------------------------
MainStay MAP Fund Class I                 2.08
----------------------------------------------
MainStay VP Capital Appreciation
  Portfolio Initial Class                 0.05
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           5.37
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 3.39
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 5.06
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          14.24
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           0.82
----------------------------------------------
MainStay Value Fund Class I               8.16
----------------------------------------------




 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        11.70%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      16.24
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.07
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                11.28
----------------------------------------------
MainStay Growth Equity Fund Class I      11.76
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.91
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.74
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       4.38
----------------------------------------------
MainStay MAP Fund Class I                 2.33
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  16.53
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           6.84
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          28.17
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.18
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.47
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 4.92
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          17.31
----------------------------------------------
MainStay Value Fund Class I               9.92
----------------------------------------------





                                                mainstayinvestments.com    M-357

 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        15.20%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      18.18
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.64
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                17.54
----------------------------------------------
MainStay Growth Equity Fund Class I      18.92
----------------------------------------------
MainStay ICAP Equity Fund Class I         3.82
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.36
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       1.51
----------------------------------------------
MainStay MAP Fund Class I                 1.92
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                   5.69
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           9.17
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          29.51
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.24
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 5.89
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 7.94
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          24.38
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           3.81
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.11
----------------------------------------------
MainStay Value Fund Class I              13.18
----------------------------------------------



(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31, 2008, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                      $ 5,268
-----------------------------------------------
Bond Portfolio                           21,432
-----------------------------------------------
Capital Appreciation Portfolio           17,718
-----------------------------------------------
Cash Management Portfolio                28,089
-----------------------------------------------
Common Stock Portfolio                   26,814
-----------------------------------------------
Conservative Allocation Portfolio         6,985
-----------------------------------------------
Convertible Portfolio                    11,060
-----------------------------------------------
Developing Growth Portfolio               2,341
-----------------------------------------------
Floating Rate Portfolio                   8,806
-----------------------------------------------
Government Portfolio                     10,562
-----------------------------------------------
Growth Allocation Portfolio               5,761
-----------------------------------------------
High Yield Corporate Bond Portfolio      39,647
-----------------------------------------------
ICAP Select Equity Portfolio             28,585
-----------------------------------------------
International Equity Portfolio           17,431
-----------------------------------------------
Large Cap Growth Portfolio               10,034
-----------------------------------------------
Mid Cap Core Portfolio                    9,089
-----------------------------------------------
Mid Cap Growth Portfolio                  9,041
-----------------------------------------------
Mid Cap Value Portfolio                  11,503
-----------------------------------------------
Moderate Allocation Portfolio            10,464
-----------------------------------------------
Moderate Growth Allocation Portfolio     11,844
-----------------------------------------------
S&P 500 Index Portfolio                  35,714
-----------------------------------------------
Small Cap Growth Portfolio                3,977
-----------------------------------------------
Total Return Portfolio                   10,725
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                 ACCUMULATED          OTHER       UNREALIZED           TOTAL
                                    ORDINARY         CAPITAL      TEMPORARY     APPRECIATED/     ACCUMULATED
                                      INCOME     GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
Balanced Portfolio              $  3,699,291   $ (14,107,161)  $ (3,242,813)   $ (28,567,907)  $ (42,218,590)
------------------------------------------------------------------------------------------------------------
Bond Portfolio                    33,414,772              --             --       (8,723,519)     24,691,253
------------------------------------------------------------------------------------------------------------
Capital Appreciation
  Portfolio                        2,312,036     (71,617,333)   (15,592,329)     (79,878,906)   (164,776,532)
------------------------------------------------------------------------------------------------------------
Cash Management Portfolio             49,064              --             --               --          49,064
------------------------------------------------------------------------------------------------------------
Common Stock Portfolio            11,987,890    (129,047,171)         3,529     (203,447,583)   (320,503,335)
------------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                        7,683,563       4,631,648     (6,208,901)     (50,275,941)    (44,169,631)
------------------------------------------------------------------------------------------------------------
Convertible Portfolio              7,026,676      (2,746,301)   (10,480,645)    (103,814,727)   (110,014,997)
------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio               --     (14,346,968)    (4,011,938)     (16,128,036)    (34,486,942)
------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                   --     (11,432,565)            --      (82,218,650)    (93,651,215)
------------------------------------------------------------------------------------------------------------
Government Portfolio              12,862,291         352,389             --       16,979,228      30,193,908
------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio        3,831,002       3,475,868     (4,008,323)     (84,154,844)    (80,856,297)
------------------------------------------------------------------------------------------------------------



M-358    MainStay VP Series Fund, Inc.

                                                 ACCUMULATED          OTHER       UNREALIZED           TOTAL
                                    ORDINARY         CAPITAL      TEMPORARY     APPRECIATED/     ACCUMULATED
                                      INCOME     GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
High Yield Corporate Bond
  Portfolio                     $101,851,249   $(114,259,517)  $(10,485,854)   $(411,095,044)  $(433,989,166)
------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio      12,710,920    (108,822,915)   (55,178,082)    (224,236,621)   (375,526,698)
------------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                       32,405,808     (53,076,449)   (15,739,202)     (70,780,547)   (107,190,390)
------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                --    (112,903,018)   (11,558,076)     (58,631,720)   (183,092,814)
------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio             1,208,607     (40,112,528)   (30,650,849)     (60,920,035)   (130,474,805)
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                  --       3,737,886     (9,182,506)     (50,834,591)    (56,279,211)
------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio            5,876,133     (56,862,387)    (9,463,797)     (73,395,029)   (133,845,080)
------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio      9,818,073       7,978,020     (8,690,562)     (99,204,930)    (90,099,399)
------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                        9,750,846       7,943,655     (7,545,071)    (146,894,766)   (136,745,336)
------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio           22,532,505    (132,514,634)    (1,557,391)      15,840,591     (95,698,929)
------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                --     (27,633,895)    (5,596,862)     (24,394,967)    (57,625,724)
------------------------------------------------------------------------------------------------------------
Total Return Portfolio             8,870,575     (17,054,557)   (11,110,595)     (49,086,131)    (68,380,708)
------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, adjustments on real estate investment trusts, straddle loss deferrals, return of capital on investments and marked to market on foreign currency forward contracts and futures contracts.

The other temporary differences are primarily due to contingent payment debt instrument adjustments, post-October loss deferrals, loss deferrals from related party transactions and interest income written-off on defaulted securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2008 are not affected.

                                                                           ACCUMULATED
                                                        ACCUMULATED      UNDISTRIBUTED
                                                  UNDISTRIBUTED NET       NET REALIZED         ADDITIONAL
                                                      INCOME (LOSS)        GAIN (LOSS)    PAID-IN-CAPITAL
Balanced Portfolio                                       $  (45,141)       $    45,141        $        --
---------------------------------------------------------------------------------------------------------
Bond Portfolio                                              418,512           (418,512)                --
---------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                   --                 --                 --
---------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                     1,427             (1,427)                --
---------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                       (3,096)             3,095                  1
---------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                         1,318,636         (1,318,636)                --
---------------------------------------------------------------------------------------------------------
Convertible Portfolio                                     1,084,007         (1,084,008)                 1
---------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                                 218,190                  6           (218,196)
---------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                                      19,979                 --            (19,979)
---------------------------------------------------------------------------------------------------------
Government Portfolio                                        195,068           (195,069)                 1
---------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                               2,179,895         (2,179,895)                --
---------------------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio                        (516,402)           516,401                  1
---------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                                    (34)          (422,526)           422,560
---------------------------------------------------------------------------------------------------------
International Equity Portfolio                            9,799,511         (9,799,511)                --
---------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                                  354,079                (90)          (353,989)
---------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                                          (39)                41                 (2)
---------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                  1,065,615                620         (1,066,235)
---------------------------------------------------------------------------------------------------------


                                                mainstayinvestments.com    M-359

                                                                           ACCUMULATED
                                                        ACCUMULATED      UNDISTRIBUTED
                                                  UNDISTRIBUTED NET       NET REALIZED         ADDITIONAL
                                                      INCOME (LOSS)        GAIN (LOSS)    PAID-IN-CAPITAL
Mid Cap Value Portfolio                                         (22)                22                 --
---------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                             2,678,096         (2,678,097)                 1
---------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio                      3,877,566         (3,877,566)                --
---------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                    (179,067)           179,067                 --
---------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                  718,829                 16           (718,845)
---------------------------------------------------------------------------------------------------------
Total Return Portfolio                                      160,301           (160,302)                 1
---------------------------------------------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to reclassifications of contingent payment debt instruments, tender offers, distributions/dividends paid, distributions of income and gain/(loss) from real estate investment trusts, foreign currency gain/(loss), income distributions from underlying investments, mortgage dollar roll income, net operating losses, passive foreign investment companies, paydowns and straddles.

At December 31, 2008, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2008, as if they arose on January 1, 2009.

                      CAPITAL LOSS                    CAPITAL
                         AVAILABLE    AMOUNTS   LOSS DEFERRED
                           THROUGH    (000'S)         (000'S)
Balanced Portfolio            2016   $ 14,107
-------------------------------------------------------------
                                     $ 14,107         $ 3,243
-------------------------------------------------------------
Capital Appreciation
  Portfolio                   2011   $  1,045
                              2012     37,973
                              2016     32,599
-------------------------------------------------------------
                                     $ 71,617         $15,592
-------------------------------------------------------------
Common Stock Portfolio        2016   $129,047
-------------------------------------------------------------
                                     $129,047              --
-------------------------------------------------------------
Convertible
  Portfolio                   2016   $  2,746
-------------------------------------------------------------
                                     $  2,746         $10,096
-------------------------------------------------------------

Developing Growth
  Portfolio                   2016   $ 14,347
-------------------------------------------------------------
                                     $ 14,347         $ 4,012
-------------------------------------------------------------
Floating Rate
  Portfolio                   2013   $    283
                              2014        223
                              2015        529
                              2016     10,398
-------------------------------------------------------------
                                     $ 11,433              --
-------------------------------------------------------------
Growth Allocation
  Portfolio                                --         $    --(a)
-------------------------------------------------------------
High Yield Corporate
  Bond Portfolio              2010   $ 11,423
                              2011     61,979
                              2016     40,858
-------------------------------------------------------------
                                     $114,260         $10,332
-------------------------------------------------------------
ICAP Select Equity Portfolio  2016   $108,823
-------------------------------------------------------------
                                     $108,823         $55,178
-------------------------------------------------------------
International Equity Portfolio
  2016                               $ 53,076
-------------------------------------------------------------
                                     $ 53,076         $15,739
-------------------------------------------------------------
Large Cap Growth
  Portfolio                   2009   $ 56,879
                              2010     37,086
                              2012        294
                              2014        941
                              2016     17,703
-------------------------------------------------------------
                                     $112,903         $11,558
-------------------------------------------------------------
Mid Cap Core
  Portfolio                   2016   $ 40,113
-------------------------------------------------------------
                                     $ 40,113         $30,651
-------------------------------------------------------------
Mid Cap Growth
  Portfolio                                           $ 9,200
-------------------------------------------------------------
Mid Cap Value
  Portfolio                   2016   $ 56,862
-------------------------------------------------------------
                                     $ 56,862         $ 9,464
-------------------------------------------------------------


a) Less than one thousand dollars


M-360    MainStay VP Series Fund, Inc.

                      CAPITAL LOSS                    CAPITAL
                         AVAILABLE    AMOUNTS   LOSS DEFERRED
                           THROUGH    (000'S)         (000'S)
Moderate Allocation
  Portfolio                                --         $   776
-------------------------------------------------------------
Moderate Growth
  Allocation
  Portfolio                                --         $    33
-------------------------------------------------------------
S&P 500 Index
  Portfolio                   2010   $ 50,908
                              2011     14,323
                              2012      1,932
                              2013     17,353
                              2014     29,971
                              2016     18,028
-------------------------------------------------------------
                                     $132,515         $ 1,576
-------------------------------------------------------------
Small Cap Growth
  Portfolio                   2016   $ 27,634
-------------------------------------------------------------
                                     $ 27,634         $ 5,597
-------------------------------------------------------------
Total Return
  Portfolio                   2016   $ 17,055
-------------------------------------------------------------
                                     $ 17,055         $11,111
-------------------------------------------------------------



The Cash Management, and Government Portfolios utilized $2,923 and $6,572,643, respectively, of capital loss carryforwards during the year ended December 31, 2008.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2008 and December 31, 2007 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                     2008                                        2007
                                   ----------------------------------------    ----------------------------------------
                                            TAX-BASED             TAX-BASED             TAX-BASED             TAX-BASED
                                   DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                                      ORDINARY INCOME       LONG-TERM GAINS       ORDINARY INCOME       LONG-TERM GAINS
Balanced Portfolio                        $        10           $   497,251           $ 5,703,520           $ 5,927,185
-----------------------------------------------------------------------------------------------------------------------
Bond Portfolio                             27,885,999(a)                 --                    --                    --
-----------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                     39,292,658            91,148,230            32,400,996            56,012,350
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio             218,087             1,597,895             4,621,670             2,537,526
-----------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                      17,798,694(a)         33,895,291                    --                    --
-----------------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                14,527,491(a)          2,673,464                    --                    --
-----------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                    14,244,709(a)                 --                    --                    --
-----------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                 1,266,880             3,971,318             2,243,659             6,062,287
-----------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio               24,956,125            10,261,161             4,232,786             9,192,786
-----------------------------------------------------------------------------------------------------------------------
International Equity Portfolio             23,340,950            52,502,264            14,819,233            30,656,294
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                     17,530,574            18,595,640             8,432,100            28,864,139
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                     5,721,464            50,406,450            17,230,067            27,528,121
-----------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio               1,283,679            3,871,8906             6,213,330             5,443,582
-----------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 2,120,324             5,870,114             6,707,710             9,934,098
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    329,920            24,651,724                    --            12,354,460
-----------------------------------------------------------------------------------------------------------------------
Total Return Portfolio                     17,428,824            36,807,681            11,999,880            27,736,942
-----------------------------------------------------------------------------------------------------------------------



(a) The tax based distributions from ordinary income and long-term gains are not different between book and tax for 2007.


                                                mainstayinvestments.com    M-361

NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of December 31, 2008, the following Portfolios held unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  due 4/24/15                 $160,000       $(51,544)
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  due 7/25/14                   92,807        (20,952)
-----------------------------------------------------
                                             $(72,496)
-----------------------------------------------------



HIGH YIELD CORPORATE BOND PORTFOLIO

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  due 7/25/14               $  403,245      $ (86,805)
Lender Processing
  Services, Inc.
  Revolver due 7/2/13        1,500,000       (375,000)
-----------------------------------------------------
                                            $(461,805)
-----------------------------------------------------



NOTE 6--FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of December 31, 2008, the following Portfolios held foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

                              CURRENCY           COST          VALUE
Australian Dollar   AUD      3,527,728    $ 3,153,789    $ 2,459,531
Canadian Dollar     CAD      2,037,045      1,667,430      1,650,097
Danish Krone        DKK      5,841,480      1,105,888      1,090,917
Euro                EUR      7,116,626      9,838,334      9,892,461
Hong Kong Dollar    HKD      6,982,725        900,495        900,973
Japanese Yen        JPY    667,446,316      6,948,993      7,362,894
Norwegian Krone     NOK      3,223,345        632,909        460,340
Pound Sterling      GBP      1,160,996      1,750,045      1,669,223
Singapore Dollar    SGD         98,736         68,334         68,531
Swedish Krona       SEK     27,906,169      3,527,033      3,528,875
Swiss Franc         CHF        628,170        597,708        590,192
--------------------------------------------------------------------
                                          $30,190,958    $29,674,034
--------------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                             CURRENCY        COST       VALUE
Australian Dollar   AUD        47,781    $ 42,716    $ 33,313
Canadian Dollar     CAD        37,453      30,137      30,338
Danish Krone        DKK        60,391      10,901      11,278
Euro                EUR       158,770     222,311     220,699
Hong Kong Dollar    HKD        72,259       9,320       9,324
Japanese Yen        JPY    17,385,292     180,952     191,785
Norwegian Krone     NOK       153,887      30,216      21,977
Pound Sterling      GBP        31,108      46,935      44,725
Singapore Dollar    SGD         5,987       4,144       4,155
Swedish Krona       SEK       328,967      40,746      41,600
Swiss Franc         CHF        24,973      22,190      23,463
-------------------------------------------------------------
                                         $640,568    $632,657
-------------------------------------------------------------







M-362    MainStay VP Series Fund, Inc.

As of December 31, 2008, the following Portfolios held foreign currency forward contracts:

INTERNATIONAL EQUITY PORTFOLIO

                                               CONTRACT                       CONTRACT               UNREALIZED
                                                 AMOUNT                         AMOUNT            APPRECIATION/
                                              PURCHASED                           SOLD           (DEPRECIATION)
Foreign Currency Buy Contracts:
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 4/16/09                        AUD23,500,000                    $15,704,228              $   538,188
---------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/15/09    EUR   965,726                      1,375,000                  (33,199)
---------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 1/12/09                        GBP 3,570,164                      6,552,000               (1,420,004)
---------------------------------------------------------------------------------------------------------------




                                                                          CONTRACT                CONTRACT
                                                                            AMOUNT                  AMOUNT
                                                                              SOLD               PURCHASED
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Japanese Yen, expiring 3/5/09             AUD      6,850,000    JPY      382,778,000        519,463
-------------------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 2/18/09                         EUR     11,600,000    JPY    1,361,956,000      1,058,096
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 2/18/09                         JPY  1,953,524,740    EUR       14,654,000      1,235,961
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 3/27/09                         JPY  1,272,177,575    EUR       10,390,000       (345,432)
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swedish Krona, expiring 2/4/09                 JPY    783,294,135    SEK       53,300,000      1,909,995
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swiss Franc, expiring 3/13/09                  JPY  2,216,077,500    CHF       28,650,000     (2,457,213)
-------------------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Japanese Yen, expiring 2/26/09              NOK     22,000,000    JPY      294,085,000       (116,386)
-------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. Canadian Dollar, expiring 1/9/09             GBP      1,983,756    CAD        3,737,000       (174,956)
-------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 2/4/09                 SEK     11,000,000    JPY      140,899,000       (165,070)
-------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 2/4/09                 SEK     42,300,000    JPY      496,115,550       (130,267)
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward contracts                                                 $   419,176
-------------------------------------------------------------------------------------------------------------------------



TOTAL RETURN PORTFOLIO


                                                  CONTRACT                            CONTRACT                  UNREALIZED
                                                    AMOUNT                              AMOUNT               APPRECIATION/
                                                 PURCHASED                                SOLD              (DEPRECIATION)
Foreign Currency Buy Contracts:
--------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 4/16/09                        AUD      563,000                            $376,233                    $ 12,895
--------------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/15/09    EUR       23,880                              34,000                        (821)
--------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 1/12/09                        GBP       51,765                              95,000                     (20,589)
--------------------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-363

                                                                        CONTRACT            CONTRACT
                                                                          AMOUNT              AMOUNT
                                                                            SOLD           PURCHASED
Foreign Currency Sale Contracts:
----------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Japanese Yen, expiring 3/5/09             AUD      169,500    JPY    9,471,660      12,854
----------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 2/18/09                         EUR      361,000    JPY   42,385,010      32,929
----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 2/18/09                         JPY   56,390,130    EUR      423,000      35,677
----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 3/27/09                         JPY   50,005,517    EUR      408,400     (13,578)
----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swiss Franc, expiring 3/13/09                  JPY   52,033,345    CHF      672,700     (57,696)
----------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Japanese Yen, expiring 2/26/09              NOK      465,000    JPY    6,215,887      (2,460)
----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. Canadian Dollar, expiring 1/9/09             GBP       49,156    CAD       92,600      (4,336)
----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward contracts                                           $ (5,125)
----------------------------------------------------------------------------------------------------------------



During the year ended December 31, 2008, the following Portfolios had transactions in the following written options:

INTERNATIONAL EQUITY PORTFOLIO

                              NUMBER OF      PREMIUMS
                              CONTRACTS      RECEIVED
Options Outstanding at
  December 31, 2007              10,776   $   780,860
-----------------------------------------------------
Options--Written                  6,187       721,580
-----------------------------------------------------
Options--Canceled in Closing
  Transactions                  (16,963)   (1,502,440)
-----------------------------------------------------
Options Outstanding at
  December 31, 2008                  --   $        --
-----------------------------------------------------



MID CAP VALUE PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options Outstanding at
  December 31, 2007                  600   $ 133,198
----------------------------------------------------
Options--Written                     600     109,198
----------------------------------------------------
Options--Canceled in Closing        (600)   (109,198)
Transactions
----------------------------------------------------
Options--Expired                    (600)   (133,198)
----------------------------------------------------
Options Outstanding at
  December 31, 2008                   --   $      --
----------------------------------------------------





TOTAL RETURN PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options Outstanding at
  December 31, 2007                   --   $      --
----------------------------------------------------
Options--Written                    (554)    224,698
----------------------------------------------------
Options--Canceled in Closing         554    (224,698)
Transactions
----------------------------------------------------
Options Outstanding at
  December 31, 2008                   --   $      --
----------------------------------------------------






M-364    MainStay VP Series Fund, Inc.

As of December 31, 2008, the following Portfolios held the following restricted securities:

CONVERTIBLE PORTFOLIO

                                                DATE OF    PRINCIPAL                    12/31/08         PERCENT
                                            ACQUISITION       AMOUNT            COST       VALUE   OF NET ASSETS
At Home Corp. Convertible Bond 4.75%, due
  12/31/49                                       5/4/01   $2,335,418        $     --        $234             0.0%++
----------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                             NUMBER OF
                                                             WARRANTS/
                                                             PRINCIPAL
                                               DATE(S) OF      AMOUNT/                  12/31/08          PERCENT
                                              ACQUISITION       SHARES          COST        VALUE   OF NET ASSETS
At Home Corp.
  Convertible Bond 0.525%, due 12/29/18           8/31/01   $1,869,975   $        --   $      187             0.0%++
  Convertible Bond 4.75%, due 12//31/49           8/27/01    9,032,054        58,488          903             0.0++
-----------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                                    8/31/07      409,133     4,655,813    1,391,052             0.2
  Warrants Strike Price $0.01 Expire
     12/10/11                                     8/31/07        3,304           979       11,201             0.0++
-----------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock 5.50%        6/16/04-2/1/06      278,000     6,646,200    3,118,326             0.3
-----------------------------------------------------------------------------------------------------------------
                                                                         $11,361,480   $4,521,669             0.5%
-----------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

TOTAL RETURN PORTFOLIO

                                                DATE OF                              12/31//08         PERCENT
                                            ACQUISITION       SHARES         COST        VALUE   OF NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock 5.50%             6/16/04       $4,900     $122,500      $54,693             0.0%++
--------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 8--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds and the Portfolios pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage to, The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the commitment amount. Such commitment fees are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Portfolios on this line of credit during the year ended December 31, 2008.



                                                mainstayinvestments.com    M-365

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2008, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                         BALANCED                    BOND
                        PORTFOLIO                  PORTFOLIO
                  ---------------------    ------------------------
                  PURCHASES      SALES      PURCHASES       SALES
U.S. Government
  Securities       $ 35,643    $ 13,667    $1,593,421    $1,556,117
-------------------------------------------------------------------
All Others          118,935     176,972       620,528       457,956
-------------------------------------------------------------------
Total              $154,578    $190,639    $2,213,949    $2,014,073
-------------------------------------------------------------------





                      CONSERVATIVE
                       ALLOCATION              CONVERTIBLE
                        PORTFOLIO               PORTFOLIO
                  --------------------    ---------------------
                  PURCHASES     SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $    --     $     --    $     --
---------------------------------------------------------------
All Others          170,697     93,808      367,081     357,184
---------------------------------------------------------------
Total              $170,697    $93,808     $367,081    $357,184
---------------------------------------------------------------





                        GOVERNMENT           GROWTH ALLOCATION
                        PORTFOLIO                PORTFOLIO
                  ---------------------    --------------------
                  PURCHASES      SALES     PURCHASES     SALES
U.S. Government
  Securities       $321,762    $208,423     $     --    $    --
---------------------------------------------------------------
All Others           90,550      19,106      124,881     75,030
---------------------------------------------------------------
Total              $412,312    $227,529     $124,881    $75,030
---------------------------------------------------------------





                   INTERNATIONAL EQUITY       LARGE CAP GROWTH
                        PORTFOLIO                PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $     --     $     --    $     --
----------------------------------------------------------------
All Others          471,349     471,815      405,114     340,897
----------------------------------------------------------------
Total              $471,349    $471,815     $405,114    $340,897
----------------------------------------------------------------





                      MID CAP VALUE         MODERATE ALLOCATION
                        PORTFOLIO                PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $     --     $     --    $     --
----------------------------------------------------------------
All Others          201,158     237,766      251,060     146,475
----------------------------------------------------------------
Total              $201,158    $237,766     $251,060    $146,475
----------------------------------------------------------------






                     SMALL CAP GROWTH           TOTAL RETURN
                        PORTFOLIO                PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $    --     $     --     $133,985    $160,695
----------------------------------------------------------------
All Others          84,362      163,360      184,936     222,654
----------------------------------------------------------------
Total              $84,362     $163,360     $318,921    $383,349
----------------------------------------------------------------






M-366    MainStay VP Series Fund, Inc.

       CAPITAL APPRECIATION         COMMON STOCK
            PORTFOLIO                PORTFOLIO
      ---------------------    ---------------------
      PURCHASES      SALES     PURCHASES      SALES
       $     --    $     --     $     --    $     --
----------------------------------------------------
        287,948     394,747      965,180     963,041
----------------------------------------------------
       $287,948    $394,747     $965,180    $963,041
----------------------------------------------------





        DEVELOPING GROWTH          FLOATING RATE
            PORTFOLIO                PORTFOLIO
      ---------------------    --------------------
      PURCHASES      SALES     PURCHASES     SALES
       $     --    $     --     $    --     $    --
---------------------------------------------------
        202,324     203,570      17,045      47,906
---------------------------------------------------
       $202,324    $203,570     $17,045     $47,906
---------------------------------------------------





       HIGH YIELD CORPORATE      ICAP SELECT EQUITY
          BOND PORTFOLIO              PORTFOLIO
      ---------------------    ----------------------
      PURCHASES      SALES      PURCHASES      SALES
       $     --    $     --    $       --    $     --
-----------------------------------------------------
        275,021     346,799     1,028,163     995,906
-----------------------------------------------------
       $275,021    $346,799    $1,028,163    $995,906
-----------------------------------------------------





           MID CAP CORE            MID CAP GROWTH
            PORTFOLIO                PORTFOLIO
      ---------------------    ---------------------
      PURCHASES      SALES     PURCHASES      SALES
       $     --    $     --     $     --    $     --
----------------------------------------------------
        507,847     524,712      106,659     149,799
----------------------------------------------------
       $507,847    $524,712     $106,659    $149,799
----------------------------------------------------





         MODERATE GROWTH
            ALLOCATION             S&P 500 INDEX
            PORTFOLIO                PORTFOLIO
      ---------------------    ---------------------
      PURCHASES      SALES     PURCHASES      SALES
       $     --    $     --     $    --     $     --
----------------------------------------------------
        253,584     158,120      52,565      176,914
----------------------------------------------------
       $253,584    $158,120     $52,565     $176,914
----------------------------------------------------





                                                mainstayinvestments.com    M-367

NOTE 10--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2008, and the year ended December 31, 2007, were as follows:

BALANCED PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2008:
Shares sold                      142,183   $ 1,370,491
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                3,367        27,301
Shares redeemed                 (170,597)   (1,612,493)
                                ----------------------
Net decrease                     (25,047)  $  (214,701)
                                ======================
Year ended December 31, 2007:
Shares sold                      236,644   $ 2,723,669
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               52,621       574,491
Shares redeemed                 (584,249)   (6,710,047)
                                ----------------------
Net decrease                    (294,984)  $(3,411,887)
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      972,129   $  9,799,635
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               58,212        469,960
Shares redeemed               (4,415,462)   (42,696,187)
                              -------------------------
Net decrease                  (3,385,121)  $(32,426,592)
                              =========================
Year ended December 31,
  2007:
Shares sold                    3,934,030   $ 45,292,888
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,015,008     11,056,214
Shares redeemed               (2,492,699)   (28,536,382)
                              -------------------------
Net increase                   2,456,339   $ 27,812,720
                              =========================



BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    7,506,622   $ 104,835,197
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,537,820      20,107,978
Shares redeemed              (12,812,028)   (177,917,008)
                             ---------------------------
Net decrease                  (3,767,586)  $ (52,973,833)
                             ===========================
Year ended December 31,
  2007:
Shares sold                    9,255,648   $ 128,087,502
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,293,334      17,763,775
Shares redeemed               (4,252,406)    (58,790,440)
                             ---------------------------
Net increase                   6,296,576   $  87,060,837
                             ===========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,046,444   $ 70,776,752
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              597,789      7,778,021
Shares redeemed               (2,432,500)   (33,578,177)
                              -------------------------
Net increase                   3,211,733   $ 44,976,596
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,989,053   $ 41,242,325
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              337,789      4,621,525
Shares redeemed                 (910,039)   (12,538,549)
                              -------------------------
Net increase                   2,416,803   $ 33,325,301
                              =========================



CAPITAL APPRECIATION PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                      636,420   $  13,937,490
Shares issued to
  shareholders in
  reinvestment of dividends      163,223       2,857,612
Shares redeemed               (4,617,085)   (103,589,364)
                              --------------------------
Net decrease                  (3,817,442)  $ (86,794,262)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    1,033,551   $  27,215,543
Shares issued to
  shareholders in
  reinvestment of dividends       33,353         950,025
Shares redeemed               (6,472,824)   (171,272,401)
                              --------------------------
Net decrease                  (5,405,920)  $(143,106,833)
                              ==========================




 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2008:
Shares sold                     259,398   $  5,738,859
Shares issued to shareholders
  in reinvestment of
  dividends                       7,456        130,025
Shares redeemed                (461,798)   (10,405,531)
                               -----------------------
Net decrease                   (194,944)  $ (4,536,647)
                               =======================
Year ended December 31, 2007:
Shares sold                     334,194   $  8,903,442
Shares redeemed                (455,513)   (12,047,975)
                               -----------------------
Net decrease                   (121,319)  $ (3,144,533)
                               =======================






M-368    MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)           SHARES
Year ended December 31, 2008:
Shares sold                           906,945,592
Shares issued to shareholders in
  reinvestment of dividends            17,443,922
Shares redeemed                      (433,791,350)
                                     ------------
Net increase                          490,598,164
                                     ============
Year ended December 31, 2007:
Shares sold                           746,037,149
Shares issued to shareholders in
  reinvestment of dividends            21,340,095
Shares redeemed                      (513,903,776)
                                     ------------
Net increase                          253,473,468
                                     ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,089,064   $  96,317,385
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            9,653,373     120,139,727
Shares redeemed               (5,747,261)   (107,237,637)
                              --------------------------
Net increase                   8,995,176   $ 109,219,475
                              ==========================
Year ended December 31,
  2007:
Shares sold                    2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,332,994      81,462,067
Shares redeemed               (5,521,932)   (140,715,938)
                              --------------------------
Net increase                     740,295   $  14,152,976
                              ==========================




 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2008:
Shares sold                     479,346   $  9,204,859
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   831,454     10,301,161
Shares redeemed                (571,263)   (10,731,910)
                               -----------------------
Net increase                    739,537   $  8,774,110
                               =======================
Year ended December 31, 2007:
Shares sold                     859,810   $ 21,727,561
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   285,745      6,951,279
Shares redeemed                (266,770)    (6,667,573)
                               -----------------------
Net increase                    878,785   $ 22,011,267
                               =======================



CONSERVATIVE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2008:
Shares sold                      350,430   $ 3,522,442
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                4,201        37,109
Shares redeemed                 (146,558)   (1,459,381)
                                ----------------------
Net increase                     208,073   $ 2,100,170
                                ======================
Year ended December 31, 2007:
Shares sold                      165,070   $ 1,838,171
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                9,643       106,057
Shares redeemed                  (73,247)     (815,213)
                                ----------------------
Net increase                     101,466   $ 1,129,015
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                   10,871,439   $111,416,494
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              201,929      1,778,873
Shares redeemed               (3,876,611)   (38,313,649)
                              -------------------------
Net increase                   7,196,757   $ 74,881,718
                              =========================
Year ended December 31,
  2007:
Shares sold                   10,982,673   $122,301,722
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              642,510      7,053,139
Shares redeemed               (1,248,541)   (13,959,940)
                              -------------------------
Net increase                  10,376,642   $115,394,921
                              =========================



CONVERTIBLE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      890,495   $ 10,902,856
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,914,482     27,953,863
Shares redeemed               (3,577,503)   (41,038,246)
                              -------------------------
Net increase (decrease)        1,227,474   $ (2,181,527)
                              =========================
Year ended December 31,
  2007:
Shares sold                      638,510   $  8,850,174
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              805,617     11,423,909
Shares redeemed               (3,368,441)   (46,028,303)
                              -------------------------
Net decrease                  (1,924,314)  $(25,754,220)
                              =========================





                                                mainstayinvestments.com    M-369

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    3,592,705   $ 43,728,055
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,338,073     23,740,122
Shares redeemed               (1,560,744)   (16,326,583)
                              -------------------------
Net increase                   5,370,034   $ 51,141,594
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,090,407   $ 28,806,076
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              475,402      6,716,539
Shares redeemed                 (727,327)    (9,833,725)
                              -------------------------
Net increase                   1,838,482   $ 25,688,890
                              =========================



DEVELOPING GROWTH PORTFOLIO

 INITIAL CLASS                   SHARES         AMOUNT
Year ended December 31, 2008:
Shares sold                     388,741   $  4,670,439
Shares issued to shareholders
  in reinvestment of
  distributions                 958,722      5,389,734
Shares redeemed                (927,957)   (10,387,447)
                               -----------------------
Net increase (decrease)         419,506   $   (327,274)
                               =======================
Year ended December 31, 2007:
Shares sold                     563,606   $  7,814,978
Shares issued to shareholders
  in reinvestment of
  distributions                  94,560      1,444,335
Shares redeemed                (671,571)    (9,141,080)
                               -----------------------
Net increase (decrease)         (13,405)  $    118,233
                               =======================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    1,367,975   $ 14,732,215
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,146,391     11,811,221
Shares redeemed               (1,265,718)   (13,523,265)
                              -------------------------
Net increase                   2,248,648   $ 13,020,171
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,710,290   $ 23,872,920
Shares issued to
  shareholders in
  reinvestment of
  distributions                  149,748      2,260,581
Shares redeemed                 (440,997)    (5,791,888)
                              -------------------------
Net increase                   1,419,041   $ 20,341,613
                              =========================




FLOATING RATE PORTFOLIO


 INITIAL CLASS                   SHARES               AMOUNT
Year ended December 31,
  2008:
Shares sold                   2,120,141         $ 17,770,490
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             366,391            3,123,347
Shares redeemed                (751,455)          (6,289,146)
                             -------------------------------
Net increase                  1,735,077         $ 14,604,691
                             ===============================
Year ended December 31,
  2007:
Shares sold                   3,232,412         $ 31,451,890
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             311,519            3,019,947
Shares redeemed              (2,952,308)         (29,099,790)
                             -------------------------------
Net increase                    591,623         $  5,372,047
                             ===============================




 SERVICE CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    2,382,175   $  20,932,253
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,292,339      11,121,362
Shares redeemed              (11,591,286)   (100,578,873)
                             ---------------------------
Net decrease                  (7,916,772)  $ (68,525,258)
                             ===========================
Year ended December 31,
  2007:
Shares sold                   14,720,404   $ 144,133,764
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,768,989      17,143,136
Shares redeemed              (10,496,811)   (101,749,842)
                             ---------------------------
Net increase                   5,992,582   $  59,527,058
                             ===========================



GOVERNMENT PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,333,910   $ 60,163,623
Shares issued to
  shareholders in
  reinvestment of dividends      547,408      5,950,761
Shares redeemed               (3,689,396)   (41,549,483)
                              -------------------------
Net increase                   2,191,922   $ 24,564,901
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,043,155   $ 11,487,895
Shares issued to
  shareholders in
  reinvestment of dividends      758,435      8,209,965
Shares redeemed               (3,803,529)   (41,812,813)
                              -------------------------
Net decrease                  (2,001,939)  $(22,114,953)
                              =========================






M-370    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                   13,021,383   $146,286,744
Shares issued to
  shareholders in
  reinvestment of dividends      525,481      5,681,337
Shares redeemed               (3,105,358)   (34,788,745)
                              -------------------------
Net increase                  10,441,506   $117,179,336
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,233,107   $ 24,462,296
Shares issued to
  shareholders in
  reinvestment of dividends      364,787      3,933,719
Shares redeemed                 (828,242)    (9,070,213)
                              -------------------------
Net increase                   1,769,652   $ 19,325,802
                              =========================



GROWTH ALLOCATION

 INITIAL CLASS                   SHARES        AMOUNT
Year ended December 31, 2008:
Shares sold                     822,672   $ 8,092,274
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    79,264       571,891
Shares redeemed                (132,219)   (1,229,771)
                               ----------------------
Net increase                    769,717   $ 7,434,394
                               ======================
Year ended December 31, 2007:
Shares sold                     894,797   $10,637,387
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    69,406       814,727
Shares redeemed                (155,266)   (1,826,232)
                               ----------------------
Net increase                    808,937   $ 9,625,882
                               ======================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    6,032,465   $ 58,599,041
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              647,987      4,666,307
Shares redeemed               (1,849,075)   (17,348,315)
                              -------------------------
Net increase                   4,831,377   $ 45,917,033
                              =========================
Year ended December 31,
  2007:
Shares sold                    7,976,110   $ 94,370,171
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              639,305      7,491,219
Shares redeemed                 (892,574)   (10,649,912)
                              -------------------------
Net increase                   7,722,841   $ 91,211,478
                              =========================



HIGH YIELD CORPORATE BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,750,002   $  50,614,727
Shares issued to
  shareholders in
  reinvestment of dividends    8,419,736      60,036,628
Shares redeemed              (25,534,986)   (238,410,654)
                             ---------------------------
Net decrease                 (11,365,248)  $(127,759,299)
                             ===========================
Year ended December 31,
  2007:
Shares sold                    6,938,050   $  74,142,553
Shares issued to
  shareholders in
  reinvestment of dividends    5,822,276      59,471,886
Shares redeemed              (18,702,594)   (198,834,394)
                             ---------------------------
Net decrease                  (5,942,268)  $ (65,219,955)
                             ===========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    6,092,355   $ 54,710,716
Shares issued to
  shareholders in
  reinvestment of dividends    6,928,207     49,201,753
Shares redeemed               (9,445,468)   (84,902,930)
                              -------------------------
Net increase                   3,575,094   $ 19,009,539
                              =========================
Year ended December 31,
  2007:
Shares sold                   11,353,220   $120,993,588
Shares issued to
  shareholders in
  reinvestment of dividends    3,845,184     39,108,471
Shares redeemed               (3,569,630)   (37,568,867)
                              -------------------------
Net increase                  11,628,774   $122,533,192
                              =========================



ICAP SELECT EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,089,584   $ 58,326,226
Shares issued in connection
  with the acquisition of VP
  Value Portfolio             36,783,525    514,529,339
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,801,658     24,737,035
Shares redeemed               (8,031,366)   (92,832,130)
                              -------------------------
Net increase                  36,643,401   $504,760,470
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,187,748   $ 60,472,089
Shares issued in connection
  with the acquisition of VP
  Income & Growth Portfolio    4,331,909     62,729,172
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              567,753      8,510,583
Shares redeemed               (1,459,022)   (21,535,457)
                              -------------------------
Net increase                   7,628,388   $110,176,387
                              =========================





                                                mainstayinvestments.com    M-371

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    4,451,840   $ 53,399,240
Shares issued in connection
  with the acquisition of VP
  Value Portfolio              9,163,348    127,386,995
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,194,688     10,480,251
Shares redeemed               (2,272,931)   (24,016,167)
                              -------------------------
Net increase                  12,536,945   $167,250,319
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,799,306   $ 70,114,555
Shares issued in connection
  with the acquisition of VP
  Income & Growth Portfolio    3,268,514     47,107,023
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              329,472      4,914,989
Shares redeemed                 (546,033)    (8,056,374)
                              -------------------------
Net increase                   7,851,259   $114,080,193
                              =========================



INTERNATIONAL EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    2,866,018   $ 43,016,922
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,718,710     39,882,619
Shares redeemed               (4,537,458)   (67,531,895)
                              -------------------------
Net increase                   2,047,270   $ 15,367,646
                              =========================
Year ended December 31,
  2007:
Shares sold                    3,825,366   $ 74,405,355
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,329,799     25,244,155
Shares redeemed               (4,589,425)   (89,749,408)
                              -------------------------
Net increase                     565,740   $  9,900,102
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    2,229,625   $ 36,227,999
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,374,637     35,960,595
Shares redeemed               (2,515,786)   (35,775,207)
                              -------------------------
Net increase                   3,088,476   $ 36,413,387
                              =========================
Year ended December 31,
  2007:
Shares sold                    4,996,795   $ 96,697,283
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,072,137     20,231,372
Shares redeemed               (1,059,050)   (20,370,058)
                              -------------------------
Net increase                   5,009,882   $ 96,558,597
                              =========================



LARGE CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    6,511,383   $ 78,988,780
Shares issued to
  shareholders in
  reinvestment of dividends       18,035        175,654
Shares redeemed               (4,140,334)   (53,210,446)
                              -------------------------
Net increase                   2,389,084   $ 25,953,988
                              =========================
Year ended December 31,
  2007:
Shares sold                    5,401,865   $ 72,946,968
Shares issued to
  shareholders in
  reinvestment of dividends        3,094         47,191
Shares redeemed               (2,340,802)   (32,209,190)
                              -------------------------
Net increase                   3,064,157   $ 40,784,969
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    3,538,432   $ 45,196,071
Shares redeemed               (1,031,722)   (11,836,410)
                              -------------------------
Net increase                   2,506,710   $ 33,359,661
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,310,224   $ 32,212,229
Shares redeemed                 (469,235)    (6,355,993)
                              -------------------------
Net increase                   1,840,989   $ 25,856,236
                              =========================



MID CAP CORE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    1,987,636   $ 23,297,309
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,747,599     19,985,378
Shares redeemed               (2,993,426)   (36,753,521)
                              -------------------------
Net increase                   1,741,809   $  6,529,166
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,604,437   $ 26,718,444
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,346,783     20,792,558
Shares redeemed               (2,006,070)   (32,953,552)
                              -------------------------
Net increase                     945,150   $ 14,557,450
                              =========================






M-372    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    1,439,258   $ 15,835,598
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,232,639     16,140,836
Shares redeemed               (1,926,669)   (22,902,549)
                              -------------------------
Net increase                   1,745,228   $  9,073,885
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,740,670   $ 45,229,908
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,076,226     16,503,681
Shares redeemed                 (972,832)   (15,674,747)
                              -------------------------
Net increase                   2,844,064   $ 46,058,842
                              =========================



MID CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      799,510   $  9,840,427
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,562,016     12,163,526
Shares redeemed               (3,216,054)   (38,847,975)
                              -------------------------
Net decrease                    (854,528)  $(16,844,022)
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,181,419   $ 19,286,151
Shares issued to
  shareholders in
  reinvestment of
  distributions                  743,362     12,122,863
Shares redeemed               (2,532,325)   (40,492,659)
                              -------------------------
Net decrease                    (607,544)  $ (9,083,645)
                              =========================




 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                   1,281,264   $ 14,789,858
Shares issued to
  shareholders in
  reinvestment of
  distributions               2,066,834     15,825,320
Shares redeemed              (2,467,433)   (29,427,524)
                             -------------------------------
Net increase                    880,665   $  1,187,654
                             ===============================
Year ended December 31,
  2007:
Shares sold                   2,114,927   $ 34,199,879
Shares issued to
  shareholders in
  reinvestment of
  distributions                 865,068     13,940,414
Shares redeemed              (1,142,325)   (18,056,226)
                             -------------------------------
Net increase                  1,837,670   $ 30,084,067
                             ===============================



MID CAP VALUE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      508,159   $  5,165,931
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            4,824,442     30,778,481
Shares redeemed               (4,086,138)   (42,528,869)
                              -------------------------
Net increase (decrease)        1,246,463   $ (6,584,457)
                              =========================
Year ended December 31,
  2007:
Shares sold                      759,713   $ 10,997,876
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,934,381     25,299,500
Shares redeemed               (3,027,873)   (43,361,352)
                              -------------------------
Net decrease                    (333,779)  $ (7,063,976)
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                    1,032,433   $ 10,597,001
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,988,527     25,349,433
Shares redeemed               (3,086,559)   (31,429,143)
                              -------------------------
Net increase                   1,934,401   $  4,517,291
                              =========================
Year ended December 31,
  2007:
Shares sold                    2,295,708   $ 33,118,936
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,495,121     19,458,688
Shares redeemed               (1,353,660)   (19,228,313)
                              -------------------------
Net increase                   2,437,169   $ 33,349,311
                              =========================



MODERATE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2008:
Shares sold                      614,253   $ 6,186,918
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               28,486       237,577
Shares redeemed                 (152,588)   (1,482,782)
                                ----------------------
Net increase                     490,151   $ 4,941,713
                                ======================
Year ended December 31, 2007:
Shares sold                      630,197   $ 7,210,130
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               43,097       488,106
Shares redeemed                 (130,042)   (1,471,161)
                                ----------------------
Net increase                     543,252   $ 6,227,075
                                ======================





                                                mainstayinvestments.com    M-373

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                   13,388,030   $137,269,669
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              591,027      4,917,998
Shares redeemed               (4,189,214)   (40,184,059)
                              -------------------------
Net increase                   9,789,843   $102,003,608
                              =========================
Year ended December 31,
  2007:
Shares sold                   13,224,374   $150,954,259
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              987,828     11,168,806
Shares redeemed               (1,505,347)   (17,143,880)
                              -------------------------
Net increase                  12,706,855   $144,979,185
                              =========================



MODERATE GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31, 2008:
Shares sold                    1,059,599   $10,309,979
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     74,459       573,536
Shares redeemed                 (173,071)   (1,671,819)
                               -----------------------
Net increase                     960,987   $ 9,211,696
                               =======================
Year ended December 31, 2007:
Shares sold                      976,528   $11,403,811
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     88,373     1,020,061
Shares redeemed                 (122,108)   (1,425,779)
                               -----------------------
Net increase                     942,793   $10,998,093
                               =======================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                   12,136,030   $121,169,287
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              964,351      7,416,902
Shares redeemed               (3,986,464)   (37,333,231)
                              -------------------------
Net increase                   9,113,917   $ 91,252,958
                              =========================
Year ended December 31,
  2007:
Shares sold                   14,991,315   $174,830,397
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,355,707     15,621,747
Shares redeemed               (1,291,963)   (15,149,902)
                              -------------------------
Net increase                  15,055,059   $175,302,242
                              =========================



S&P 500 INDEX PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    2,158,402   $  53,949,343
Shares issued to
  shareholders in
  reinvestment of dividends    1,054,817      20,326,838
Shares redeemed               (6,625,700)   (167,128,559)
                              --------------------------
Net decrease                  (3,412,481)  $ (92,852,378)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    1,903,267   $  58,214,923
Shares issued to
  shareholders in
  reinvestment of dividends      603,085      18,818,225
Shares redeemed               (7,550,238)   (230,277,545)
                              --------------------------
Net decrease                  (5,043,886)  $(153,244,397)
                              ==========================




 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      896,314   $ 22,306,709
Shares issued to
  shareholders in
  reinvestment of dividends      260,285      5,002,202
Shares redeemed               (1,402,705)   (34,146,396)
                              -------------------------
Net decrease                    (246,106)  $ (6,837,485)
                              =========================
Year ended December 31,
  2007:
Shares sold                    1,296,627   $ 39,107,467
Shares issued to
  shareholders in
  reinvestment of dividends      138,073      4,290,898
Shares redeemed                 (867,929)   (26,309,915)
                              -------------------------
Net increase                     566,771   $ 17,088,450
                              =========================



SMALL CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      746,281   $  5,454,857
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,244,821     10,997,871
Shares redeemed               (1,807,343)   (15,237,736)
                              -------------------------
Net increase                   1,183,759   $  1,214,992
                              =========================
Year ended December 31,
  2007:
Shares sold                      480,146   $  5,688,346
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              513,589      5,829,966
Shares redeemed               (1,861,908)   (22,158,943)
                              -------------------------
Net decrease                    (868,173)  $(10,640,631)
                              =========================






M-374    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      823,875   $  6,344,594
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,911,449     13,983,773
Shares redeemed               (1,418,430)   (11,654,204)
                              -------------------------
Net increase                   2,316,894   $  8,674,163
                              =========================
Year ended December 31,
  2007:
Shares sold                      864,800   $ 10,146,760
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              581,591      6,524,494
Shares redeemed                 (968,830)   (11,432,970)
                              -------------------------
Net increase                     477,561   $  5,238,284
                              =========================



TOTAL RETURN PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2008:
Shares sold                      311,538   $  4,876,748
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            4,295,654     46,287,573
Shares redeemed               (4,660,713)   (72,768,401)
                              -------------------------
Net decrease                     (53,521)  $(21,604,080)
                              =========================
Year ended December 31,
  2007:
Shares sold                      699,671   $ 13,832,982
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,841,161     34,555,547
Shares redeemed               (3,952,918)   (77,067,838)
                              -------------------------
Net decrease                  (1,412,086)  $(28,679,309)
                              =========================




 SERVICE CLASS                   SHARES         AMOUNT
Year ended December 31, 2008:
Shares sold                     374,719   $  5,977,109
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   739,953      7,948,932
Shares redeemed                (669,014)   (10,476,615)
                               -----------------------
Net increase                    445,658   $  3,449,426
                               =======================
Year ended December 31, 2007:
Shares sold                     355,240   $  6,881,562
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   277,060      5,181,275
Shares redeemed                (411,672)    (8,019,938)
                               -----------------------
Net increase                    220,628   $  4,042,899
                               =======================



NOTE 11--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains only to the Cash Management Portfolio.

The Portfolio's Board of Directors has approved the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share any day while the Program is in effect. Currently, the Program is scheduled to run through at least April 30, 2009.

The Program applies only to shareholders of record of the Cash Management Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Cash Management Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Cash Management Portfolio or a broker-dealer, any future investment in the that Portfolio will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Cash Management Portfolio and any other participating money market funds exceed the amount of funds available under the Program.

If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program required a payment to the U.S. Department of the Treasury based on the number of shares outstanding in each Portfolio as of September 19, 2008. To date, these payments have equaled 0.025% of the Cash Management Portfolios assets. This expense is borne by the Portfolio without regard to any expense limitation currently in effect.

The U.S. Department of the Treasury has the option to renew the Program through the close of business on September 19, 2009. If extended, the Board of Directors of the Cash Management Portfolio will determine whether the Portfolio should continue participation in the Program and,

                                                mainstayinvestments.com    M-375
if so, the Cash Management Portfolio likely will incur additional participation fees.

More information about the Program is available at http://www.ustreas.gov.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios' financial positions, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 13--FUND ACQUISITIONS:

On May 16, 2008, ICAP Select Equity Portfolio acquired the assets, including the investments, and assumed the identified liabilities of Value Portfolio, each a series of the Fund.

This transaction was completed after shareholders approved the plan of reorganization on March 17, 2008. The aggregate net assets of ICAP Select Equity Portfolio immediately before the acquisition were $430,481,061 and the combined net assets after the acquisition were $1,072,397,395.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
Value Portfolio
  Initial Class               33,487,938   $514,529,339
  Service Class                8,342,083    127,386,995
-------------------------------------------------------



In exchange for the VP Value Portfolio shares and net assets, ICAP Select Equity Portfolio issued 36,783,525 Initial Class shares and 9,163,348 Service Class shares.

VP Value Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                           ACCUMULATED
                       TOTAL       CAPITAL    UNREALIZED  NET REALIZED
                  NET ASSETS         STOCK  APPRECIATION          LOSS
Value
  Portfolio     $641,916,334  $625,456,975   $16,871,299     $(411,940)
----------------------------------------------------------------------



NOTE 14--SUBSEQUENT EVENTS:

As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Balanced, Common Stock, Conservative Allocation, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios have transitioned from a division within New York Life Investments, formerly referred to as New York Life Investments Equity Investors Group or Equity Investors Group ("EIG"), to a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The new legal entity is named Madison Square Investors LLC ("Madison Square Investors"). The creation of Madison Square Investors does not impact the portfolio management teams or investment strategies of the Portfolios. The Fund's Board of Directors (the "Board") approved the appointment of Madison Square Investors as Subadvisor to the Portfolios at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between New York Life Investments and Madison Square Investors. There will be no change in the management fees paid by the Portfolios as a result of this transition.

At a meeting of the Fund's Board of Directors ("Board"), held on February 10, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields for the Cash Management Portfolio. Accordingly, New York Life Investments will assume responsibility for the day-to-day management of the Cash Management Portfolio effective March 2, 2009.

NOTE 15--OTHER MATTERS:

Effective on December 26, 2008, Nuveen Investments, Inc. acquired Winslow Capital Management, Inc. ("Winslow"), the Large Cap Growth Portfolio's Subadvisor. This resulted in a change of control of Winslow and an automatic termination of the previous Subadvisory Agreement with Winslow under the Investment Company Act. At a meeting held on December 11-12, 2008, the Fund's Board of Directors approved the continued retention of Winslow as the Large Cap Growth Portfolio's Subadvisor and approved a new Subadvisory Agreement. Shareholder approval of the continued retention of Winslow as the Subadvisor and the new Subadvisory Agreement is not required because the Fund has obtained an exemptive order from the Securities and Exchange Commission allowing New York Life Investments to retain unaffiliated Subadvisors for the Portfolios without shareholder approval.




M-376    MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Developing Growth Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio, Small Cap Growth Portfolio and Total Return Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 17, 2009



                                                mainstayinvestments.com    M-377

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act (the "Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on December 11-12, 2008, the Board of Directors of MainStay VP Series Fund, Inc. (the "Board" of the "Company"), including the Company's Independent Directors, unanimously approved a new subadvisory agreement (the "Agreement") between New York Life Investment Management LLC ("NY Life Investments"), manager of the Company, and Winslow Capital Management, Inc. ("Winslow") with respect to the MainStay VP Large Cap Growth Portfolio (the "Portfolio"). The Board was asked to approve the Agreement in connection with the acquisition of Winslow by Nuveen Investments, Inc. ("Nuveen"), which resulted in a "change in control" of Winslow and, accordingly, the termination of the previous subadvisory agreement between NY Life Investments and Winslow with respect to the Portfolio.

In reaching its decision to approve the Agreement, the Board considered a variety of information furnished to the Board by NY Life Investments and Winslow. The Board also requested and received responses from Winslow to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with Winslow's capabilities and resources, and its evaluation of Winslow in connection with previous contract review processes, including contract review processes that culminated with approval of the previous subadvisory agreement between NY Life Investments and Winslow, on behalf of the Portfolio, at meetings in December 2007 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Winslow; (ii) the investment performance of the Portfolio; (iii) the costs of the services to be provided by Winslow; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Winslow. The Board also considered that variable life insurance policyholders and variable annuity contract holders that indirectly invest in the Portfolio approved the ability of NY Life Investments to act as a "manager of managers," which allows the Agreement to be implemented without shareholder approval. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY WINSLOW

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that Winslow historically had provided to the Portfolio. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Winslow's historical service to the Portfolio, and took note of the experience of Winslow's portfolio managers, the number of accounts managed by the portfolio managers and Winslow's method for compensating portfolio managers. The Board also considered the experience of senior personnel at Winslow, and Winslow's plans for retaining key personnel in connection with Winslow's acquisition by Nuveen. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of these services as a result of Winslow's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Portfolio's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Portfolio's investment objectives, strategies and risks, as disclosed in the Portfolio's prospectus. The Board considered information about the Portfolio's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Winslow's resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Winslow as


M-378    MainStay VP Series Fund, Inc.

subadviser to the Portfolio is likely to benefit the Portfolio's long-term investment performance.

COSTS OF THE SERVICES PROVIDED BY WINSLOW

The Board considered the costs of the services to be provided by Winslow under the Agreement, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that Winslow historically has not provided the Board with information about its profitability in connection with its relationship with the Portfolio. However, the Board considered past representations from Winslow and NY Life Investments that the subadvisory fee paid by NY Life Investments to Winslow was the result of arm's-length negotiations. In addition, because Winslow's subadvisory fee is paid by NY Life Investments, and not the Portfolio, the Board historically has focused primarily on the profitability of the Portfolio to NY Life Investments and its affiliates.

In evaluating the costs of the services provided by Winslow in connection with the Prior Contract Review Processes, the Board considered, among other things, Winslow's investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Winslow's ability to maintain a strong financial position is important in order for Winslow to provide high-quality ongoing services to the Portfolio and its investors.

The Board also considered certain fall-out benefits that may be realized by Winslow due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Winslow from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Winslow in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio's portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Winslow and NY Life Investments concerning other business relationships between Winslow and its affiliates, on the one hand, and NY Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact NY Life Investments' recommendation for Winslow to serve as the Portfolio's subadvisor, and that neither NY Life Investments nor its affiliates is expected to benefit in its other business relationships due to Winslow's continued engagement as the Portfolio's subadvisor.

The Board also considered that Winslow and NY Life Investments had agreed to enter into a separate agreement, unrelated to each party's obligations under the Agreement, pursuant to which NY Life Investments has agreed to pay Winslow an additional fee of three basis points on the combined assets of the Portfolio and the MainStay Large Cap Growth Fund that exceed $2.5 billion. The Board noted that any payment to Winslow under this separate agreement would not be considered in connection with the Board's future assessments of the Portfolio's management fees.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by Winslow due to its relationship with the Portfolio will be the result of arm's-length negotiations between NY Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by NY Life Investments, not the Portfolio.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIO GROWS

The Board also considered whether the Portfolio's expense structure permitted economies of scale to be shared with the Portfolio's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Portfolio benefits from economies of scale through expense waivers and reimbursements. The Board also observed that NY Life Investments historically has subsidized a portion of the Portfolio's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Portfolio's fee schedule and expense structure appropriately reflects economies of scale for the benefit of the Portfolio's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio's expense structure as the Portfolio continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with NY Life Investments and the Agreement, and the Portfolio's total ordinary operating expenses. The Board considered that the fees to be paid to Winslow under the Agreement are paid by NY Life Investments, not the Portfolio, and will result in no increase in the Portfolio's expenses. The Board considered information concerning the fees and expense ratios charged by similar mutual funds managed by other investment advisers.

In assessing the reasonableness of the Portfolio's management and subadvisory fees and total ordinary operating

                                                mainstayinvestments.com    M-379
expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NY Life Investments in recent years and observed that NY Life Investments has subsidized the total ordinary operating expenses of the Portfolio's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees to be paid under the Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously approved the Agreement.





M-380    MainStay VP Series Fund, Inc.

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of MainStay VP Series Fund, Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("NY Life Investments"), manager of the Company, and Madison Square Investors, LLC ("Madison Square Investors") with respect to each of the MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Conservative Allocation Portfolio, MainStay VP Growth Allocation Portfolio, MainStay VP Mid Cap Core Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP S&P 500 Index Portfolio (collectively, the "Portfolios"). Madison Square Investors is a new affiliate of NY Life Investments formed to accommodate a lift-out of NY Life Investments' Equity Investors Group ("EIG"), a division of NY Life Investments that historically has provided investment advisory services to the Portfolios, effective December 27, 2008 (the "Reorganization"). NY Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of NY Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from NY Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Portfolios would occur; (ii) no increase in the investment advisory fees payable by any of the Portfolios would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Portfolios; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to NY Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from NY Life Investments. The Board also requested and received responses from NY Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of management agreements between the Company, on behalf of the Portfolios, and NY Life Investments in December 2007 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by Madison Square Investors; (ii) the investment performance of the Portfolios and the historical investment performance of similar portfolios managed by Madison Square Investors; (iii) the costs of the services to be provided by Madison Square Investors from its relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit the Portfolios' investors; and (v) the reasonableness of the Portfolios' management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY MADISON SQUARE
INVESTORS

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Portfolios, and that Madison Square Investors would provide to the Portfolios. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Portfolios, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolios are likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.


                                                mainstayinvestments.com    M-381

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Portfolios' historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Portfolios' investment objectives, strategies and risks, as disclosed in the Portfolios' prospectuses. The Board considered information about each Portfolio's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of each Portfolio as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Portfolios is likely to benefit the Portfolios' long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of NY Life Investments whose subadvisory fees for advising the Portfolios will be paid directly by NY Life Investments, the Board considered the cost and profitability information for NY Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Portfolios. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Portfolios and their shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Portfolios. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Portfolios with respect to trades on a Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Portfolios will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether the Portfolios' expense structure permitted economies of scale to be shared with the Portfolios' investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Portfolios benefit from economies of scale through expense waivers and reimbursements. The Board also observed that NY Life Investments historically has subsidized the Portfolios' overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolios' fee schedules and expense structures appropriately reflect economies of scale for the benefit of the Portfolios' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolios' expense structure as the Portfolios continue to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Portfolios' total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by NY Life Investments, not the Portfolios, and will result in no increase in the Portfolios' expenses. The Board noted that NY Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between NY Life Investments and its affiliates.

In assessing the reasonableness of the Portfolios' management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NY Life Investments in recent years and observed that NY Life Investments has subsidized the total ordinary operating expenses of the Portfolios' share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Portfolios' management and subadvisory fees and total ordinary operating expenses were within a range that is


M-382    MainStay VP Series Fund, Inc.

competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.


                                                mainstayinvestments.com    M-383

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



M-384    MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the subadvisors. The Non-Interested Directors listed below were elected to serve the Fund effective June 7, 2007. The interested Director listed below was elected to serve the Fund effective September 24, 2008.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                             NUMBER OF
           WITH THE                                         FUNDS IN       OTHER
NAME AND   FUND AND                                         FUND COMPLEX   DIRECTORSHIPS
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN       HELD BY
BIRTH      SERVICE        DURING PAST FIVE YEARS            BY DIRECTOR    DIRECTOR
------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;    Member of the Board of                 73        Trustee,
KIM        Director       Managers and President and                       Eclipse Funds,
9/24/60    since          Chief Executive Officer, New                     since September
           September      York Life Investment                             2008 (3 funds);
           2008           Management LLC and New York                      Director,
                          Life Investment Management                       Eclipse Funds
                          Holdings LLC (since April                        Inc. since
                          2008); Member of the Board of                    September 2008,
                          Managers, MacKay Shields LLC                     (22 funds);
                          (since April 2008); Chairman                     Trustee, The
                          of the Board, Institutional                      MainStay Funds
                          Capital LLC, Madison Capital                     since September
                          LLC, McMorgan & Company LLC,                     2008 (21
                          Chairman and Chief Executive                     funds);
                          Officer, NYLIFE Distributors                     Director, ICAP
                          LLC and Chairman of the Board                    Funds, Inc.,
                          of Managers, NYLCAP Manager,                     since September
                          LLC (since April 2008);                          2008 (4 funds)
                          President, Prudential
                          Retirement, a business unit of
                          Prudential Financial, Inc.
                          (2002 to 2007)
------------------------------------------------------------------------------------------




    * This Director is considered to be an "interested person" of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                mainstayinvestments.com    M-385

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN
NAME AND   FUND AND                                     FUND COMPLEX   OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;    President, Strategic               73        Chairman since
KERLEY     Chairman and   Management Advisors LLC                      2005 and Trustee
8/12/51    Director       (since 1990)                                 since 2000,
           since 2007                                                  Eclipse Funds (3
                                                                       funds); Chairman
                                                                       since 2005 and
                                                                       Director since
                                                                       1990, Eclipse
                                                                       Funds Inc. (22
                                                                       funds); Chairman
                                                                       and Trustee, The
                                                                       MainStay Funds
                                                                       since 2007 (21
                                                                       funds); Chairman
                                                                       and Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2006 (4
                                                                       funds); Trustee,
                                                                       Legg Mason
                                                                       Partners Funds,
                                                                       Inc., since 1991
                                                                       (68 portfolios)
----------------------------------------------------------------------------------------
ALAN R.    Indefinite;    Retired; Partner, Ernst &          73        Trustee, Eclipse
LATSHAW    Director and   Young LLP (2002 to 2003);                    Funds, since 2007
3/27/51    Audit          Partner, Arthur Andersen LLP                 (3 funds);
           Committee      (1989 to 2002); Consultant                   Director, Eclipse
           Financial      to the Audit and Compliance                  Funds Inc. since
           Expert since   Committee (2004 to 2006)                     2007 (22 funds);
           2007                                                        Trustee, The
                                                                       MainStay Funds
                                                                       since 2006 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds); Trustee,
                                                                       State Farm
                                                                       Associates Funds
                                                                       Trusts since 2005
                                                                       (4 portfolios);
                                                                       Trustee, State
                                                                       Farm Mutual Fund
                                                                       Trust since 2005
                                                                       (16 portfolios);
                                                                       Trustee, State
                                                                       Farm Variable
                                                                       Product Trust
                                                                       since 2005 (9
                                                                       portfolios)
----------------------------------------------------------------------------------------
PETER      Indefinite;    Independent Consultant;            73        Trustee, Eclipse
MEENAN     Director       President and Chief                          Funds, since 2002
12/5/41    since 2007     Executive Officer, Babson-                   (3 funds);
                          United, Inc. (financial                      Director, Eclipse
                          services firm) (2000 to                      Funds Inc. since
                          2004); Independent                           2002 (22 funds);
                          Consultant (1999 to 2000);                   Trustee, The
                          Head of Global Funds,                        MainStay Funds
                          Citicorp (1995 to 1999)                      since 2007 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2006 (4
                                                                       funds)
----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Managing Director, ICC             73        Trustee, Eclipse
H. NOLAN,  Director       Capital Management;                          Funds, since 2007
JR.        since 2006     President--Shields/  Alli-                   (3 funds);
11/16/46                  ance, Alliance Capital                       Director, Eclipse
                          Management (1994 to 2004)                    Funds Inc. since
                                                                       2007 (22 funds);
                                                                       Trustee, The
                                                                       MainStay Funds
                                                                       since 2007 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds)
----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Chairman (since 1990) and          73        Trustee, Eclipse
S.         Director       Chief Executive Officer                      Funds, since 2007
TRUTANIC   since 2007     (1990 to 1999 and since                      (3 funds);
2/13/52                   2004), Somerset & Company                    Director, Eclipse
                          (financial advisory firm);                   Funds Inc. since
                          Managing Director and                        2007 (22 funds);
                          Advisor, The Carlyle Group                   Trustee, The
                          (private investment firm)                    MainStay Funds
                          (2002 to 2004); Senior                       since 1994 (21
                          Managing Director, Partner                   funds); Director,
                          and Member of the Board,                     ICAP Funds, Inc.,
                          Groupe Arnault S.A. (private                 since 2007 (4
                          investment firm) (1999 to                    funds)
                          2002)
----------------------------------------------------------------------------------------
ROMAN L.   Indefinite;    V. Duane Rath Professor of         73        Trustee, Eclipse
WEIL       Director       Accounting, Graduate School                  Funds, since 2007
5/22/40    since 1994     of Business, University of                   (3 funds);
           Audit          Chicago; President, Roman L.                 Director, Eclipse
           Committee      Weil Associates, Inc.                        Funds Inc. since
           Financial      (consulting firm); Board                     2007 (22 funds);
           expert since   Member and Chairman of the                   Trustee, The
           2007           Board, Ygomi LLC                             MainStay Funds
                          (information and                             since 2007 (21
                          communications company)                      funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds)
----------------------------------------------------------------------------------------








M-386    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                          NUMBER OF
           WITH THE                                      FUNDS IN
NAME AND   TRUST AND                                     FUND COMPLEX   OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS         BY DIRECTOR    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
NON-INTERESTED DIRECTOR

JOHN A.    Indefinite;    Retired. Managing Director of       73        Trustee, Eclipse
WEISSER    Director       Salomon Brothers, Inc. (1971                  Funds, since 2007
10/22/41   since 1997     to 1995)                                      (3 funds);
                                                                        Director, Eclipse
                                                                        Funds Inc. since
                                                                        2007 (22 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since 2007 (21
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since 2007 (4
                                                                        funds); Trustee,
                                                                        Direxion Funds
                                                                        (30 portfolios)
                                                                        and Direxion
                                                                        Insurance Trust
                                                                        (3 portfolios)
                                                                        since 2007;
                                                                        Trustee, Direxion
                                                                        Shares ETF Trust,
                                                                        since 2008 (8
                                                                        portfolios)
-----------------------------------------------------------------------------------------





           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUND AND
DATE OF    LENGTH OF
BIRTH      SERVICE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer      Assistant Treasurer, New York Life Investment Management
BENIN-     and            Holdings LLC (since July 2008); Managing Director, New York
TENDE      Principal      Life Investment Management LLC (since 2007); Treasurer and
5/12/64    Financial      Principal Financial and Accounting Officer, Eclipse Funds,
           and            Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc.
           Accounting     (since 2007); Vice President, Prudential Investments (2000 to
           Officer        2007); Assistant Treasurer, JennisonDryden Family of Funds,
           since 2007     Target Portfolio Trust, The Prudential Series Fund and American
                          Skandia Trust (2006 to 2007); Treasurer and Principal Financial
                          Officer, The Greater China Fund (2007)
-----------------------------------------------------------------------------------------
JEFFREY    Vice           Director and Associate General Counsel New York Life Investment
A.         President      Management LLC (2005 to 2008); Assistant Secretary, NYLIM
ENGELSMAN  and Chief      Service Company (since 2008); Assistant Secretary NYLIFE
9/28/67    Compliance     Distributors LLC (since 2006); Assistant Secretary, The
           Officer        MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant
           since          Secretary, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
           January 2009   Series Funds, Inc. (2005 to 2008); Director and Senior Counsel
                          Deutsche Asset Management (1990 to 2005)
-----------------------------------------------------------------------------------------
STEPHEN    President      President and Chief Operating Officer, NYLIFE Distributors LLC
P.         since 2007     (since 2008); Senior Managing Director and Chief Marketing
FISHER                    Officer, New York Life Investment Management LLC (since 2005);
2/22/59                   Chairman of the Board, NYLIM Service Company (since January
                          2008); Managing Director--Retail Marketing, New York Life
                          Investment Management LLC (2003 to 2005); President, Eclipse
                          Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds,
                          Inc. (since 2007); Managing Director, UBS Global Asset
                          Management (1999 to 2003)
-----------------------------------------------------------------------------------------
SCOTT T.   Vice           Director, New York Life Investment Management LLC (including
HAR-       President--    predecessor advisory organizations) (since 2000); Executive
RINGTON    Administra-    Vice President, New York Life Trust Company and New York Life
2/8/59     tion since     Trust Company, FSB (since 2006); Vice President--Administration,
           2005           Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds
                          (since 2005) and ICAP Funds, Inc. (since 2006)
-----------------------------------------------------------------------------------------
ALISON H.  Senior Vice    Senior Managing Director and Chief Compliance Officer (since
MICUCCI*   President      2006) and Managing Director and Chief Compliance Officer (2003
12/16/65   since 2006     to 2006), New York Life Investment Management LLC and New York
                          Life Investment Management Holdings LLC; Senior Managing
                          Director, Compliance (since 2006) and Managing Director,
                          Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                          Compliance Officer, NYLCAP Manager LLC; Senior Vice President,
                          Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and ICAP
                          Funds, Inc. (since 2006); Chief Compliance Officer, The
                          MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP
                          Series Fund, Inc. and ICAP Funds, Inc. (2006 to 2009); Deputy
                          Chief Compliance Officer, New York Life Investment Management
                          LLC (2002 to 2003); Vice President and Compliance Officer,
                          Goldman Sachs Asset Management (1999 to 2002)
-----------------------------------------------------------------------------------------
MARGUER-   Chief Legal    Vice President, Associate General Counsel and Assistant
ITE E. H.  Officer        Secretary, New York Life Insurance Company (since 2008);
MORRISON   since          Managing Director, Associate General Counsel and Assistant
3/26/56    January 2008   Secretary, New York Life Investment Management LLC (since
           and            2004); Managing Director and Secretary, NYLIFE Distributors LLC
           Secretary      (since 2004); Secretary, NYLIM Service Company (since 2008);
           since 2004     Assistant Secretary, New York Life Investment Management
                          Holdings LLC (since January 2008); Chief Legal Officer (since
                          January 2008) and Secretary, Eclipse Funds, Eclipse Funds Inc.,
                          and The MainStay Funds (since 2004) and ICAP Funds, Inc. (since
                          2006); Chief Legal Officer--Mutual Funds and Vice President and
                          Corporate Counsel, The Prudential Insurance Company of America
                          (2000 to 2004)
-----------------------------------------------------------------------------------------




    * Alison H. Micucci resigned as Chief Compliance Officer of the Fund effective January 1, 2009.


                                                mainstayinvestments.com    M-387

MAINSTAY VP PORTFOLIOS

MAINSTAY VP OFFERS A WIDE RANGE OF PORTFOLIOS. THE FULL ARRAY OF MAINSTAY VP OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY PORTFOLIOS
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO
MAINSTAY VP MID CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP VALUE PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

BLENDED PORTFOLIOS
MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

ASSET ALLOCATION PORTFOLIOS
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC*
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC*
CHICAGO, ILLINOIS

LORD, ABBETT & CO., LLC
JERSEY CITY, NEW JERSEY

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA


DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report




         (RECYCLE LOGO)                                             MSVP11-02/09
                                                                     14375-02/09

                                   FORM N-CSR


ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2008 for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Registrant's annual financial statements or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for that fiscal year were $883,940.

The aggregate fees billed for the fiscal year ended December 31, 2007 for professional services rendered by PwC for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $812,875.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $17,500 for the fiscal year ended December 31, 2008, and (ii) $14,500 for the fiscal year ended December 31, 2007. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $99,300 during the fiscal year ended December 31, 2008, and (ii) $112,100 during the fiscal year ended December 31, 2007. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2008, and (ii) $0 during the fiscal year ended December 31, 2007.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC's engagement to audit the Registrant's financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC's full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2008 and December 31, 2007 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $17,500 for the fiscal year ended December 31, 2008, and (ii) $0 for the fiscal year ended December 31, 2007.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2008 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: March 6, 2009


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal
    Financial and Accounting Officer

Date: March 6, 2009

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.